OLD WESTBURY FUNDS, INC.

Statement of Additional Information

March 1, 2019, as supplemented on March 12, 2019

Old Westbury All Cap Core Fund (OWACX)
(“All Cap Core Fund”)
Old Westbury Large Cap Strategies Fund
(OWLSX) (“Large Cap Strategies Fund”)
Old Westbury All Cap ESG Fund (OWSIX)
(“All Cap ESG Fund”)
Old Westbury Small & Mid Cap Strategies Fund
(OWSMX) (“Small & Mid Cap Strategies Fund”)
Old Westbury Strategic Opportunities Fund
(OWSOX) (“Strategic Opportunities Fund”)
Old Westbury Fixed Income Fund (OWFIX)
(“Fixed Income Fund”)
Old Westbury Municipal Bond Fund (OWMBX)
(“Municipal Bond Fund”)

Old Westbury California Municipal Bond Fund
(OWCAX)
(“California Municipal Bond Fund”)
Old Westbury New York Municipal Bond Fund (OWNYX)
(“New York Municipal Bond Fund”)
(each a “Fund” and collectively, the “Funds”)

This Statement of Additional Information (“SAI”) is not a Prospectus and should be read in conjunction with the Funds’ Prospectus dated March 1, 2019. This SAI incorporates by reference the Funds’ Annual Report dated October 31, 2018 and Semi-Annual Report dated April 30, 2018, except for the California Municipal Bond Fund and New York Municipal Bond Fund, which commenced operations on December 1, 2018. You may obtain the Prospectus, Annual Report or Semi-Annual Report without charge by calling 1-800-607-2200.

Bessemer Investment Management LLC – the
Funds’ Investment Adviser (“BIM” or the
“Adviser”)

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HOW ARE THE FUNDS ORGANIZED?

Old Westbury Funds, Inc. (the “Corporation”) is an open-end, management investment company that was established under the laws of the State of Maryland on August 26, 1993.

Prior to December 30, 2016, the All Cap Core Fund was named the Old Westbury Large Cap Core Fund. Prior to November 16, 2011, it was named the Old Westbury U.S. Large Cap Fund. Prior to October 2, 2008, it was named the Old Westbury Large Cap Equity Fund, and prior to February 16, 2004, it was named the Old Westbury Core Equities Fund. Prior to November 16, 2011, the Large Cap Strategies Fund was named the Old Westbury Non-U.S. Large Cap Fund, and prior to July 29, 2008, it was named the Old Westbury International Fund. Prior to December 30, 2016, the Small & Mid Cap Strategies Fund was named the Old Westbury Small & Mid Cap Fund, prior to January 1, 2014 it was named the Old Westbury Global Small & Mid Cap Fund and, prior to October 2, 2008, it was named the Old Westbury Global Small Cap Fund. Prior to January 1, 2014, the Strategic Opportunities Fund was named the Old Westbury Global Opportunities Fund.

Each Fund (except the California Municipal Bond Fund and New York Municipal Bond Fund) is a diversified portfolio of the Corporation. The California Municipal Bond Fund and New York Municipal Bond Fund are non-diversified portfolios as defined in the Investment Company Act of 1940, as amended (the “1940 Act”). The Corporation may offer separate series of shares representing interests in separate portfolios of securities.

SECURITIES IN WHICH THE FUNDS INVEST

The Funds invest in a variety of securities and other instruments and employ a number of investment techniques that involve certain risks. The Prospectus highlights the Funds’ principal investment strategies, investment techniques and risks. This SAI contains additional information regarding both the principal and non-principal investment strategies of the Funds. The following table sets forth additional information concerning permissible investments and techniques for each of the Funds. Following the table is further information describing the investments and techniques listed in the table, as well as others.

Securities and Investment Techniques	All Cap Core Fund	Large Cap Strategies Fund	All Cap ESG Fund	Small & Mid Cap Strategies Fund	Strategic Opportunities Fund	Fixed Income Fund	Municipal Bond Fund	California Municipal Bond Fund	New York Municipal Bond Fund
Asset-Backed Securities	Ö	Ö	Ö	Ö	Ö	Ö
Bank Obligations	Ö	Ö	Ö	Ö	Ö	Ö	Ö	Ö	Ö
Below Investment Grade/ High Yield Securities	Ö	Ö	Ö	Ö	Ö	Ö
Borrowing	Ö	Ö	Ö	Ö	Ö	Ö	Ö	Ö	Ö
Callable Securities	Ö	Ö	Ö	Ö	Ö	Ö	Ö	Ö	Ö
Collateralized Debt Obligations	Ö	Ö	Ö	Ö	Ö	Ö
Collateralized Loan Obligations	Ö	Ö	Ö	Ö	Ö	Ö
Collateralized Mortgage Obligations	Ö	Ö	Ö	Ö	Ö	Ö
Collectibles					Ö
Commercial Paper	Ö	Ö	Ö	Ö	Ö	Ö	Ö	Ö	Ö
Commodities		Ö		Ö	Ö
Common Stocks	Ö	Ö	Ö	Ö	Ö
Convertible Securities	Ö	Ö	Ö	Ö	Ö	Ö
Debt Obligations	Ö	Ö	Ö	Ö	Ö	Ö	Ö	Ö	Ö
Defaulted Debt Securities					Ö
Fixed and Floating Rate Debt Obligations	Ö	Ö	Ö	Ö	Ö	Ö	Ö	Ö	Ö
Foreign Debt Obligations	Ö	Ö	Ö	Ö	Ö	Ö	Ö	Ö	Ö
Inverse Floaters					Ö	Ö	Ö	Ö	Ö
Pre-Refunded Bonds					Ö	Ö	Ö	Ö	Ö

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Depository Receipts	Ö	Ö	Ö	Ö	Ö
American Depository Receipts	Ö	Ö	Ö	Ö	Ö
Global Depository Receipts	Ö	Ö	Ö	Ö	Ö
European Depository Receipts	Ö	Ö	Ö	Ö	Ö
Non-Voting Depositary Receipts	Ö	Ö	Ö	Ö	Ö
Derivative Instruments	Ö	Ö	Ö	Ö	Ö	Ö	Ö	Ö	Ö
Futures and Options Transactions	Ö	Ö	Ö	Ö	Ö	Ö	Ö	Ö	Ö
Foreign Currency Transactions	Ö	Ö	Ö	Ö	Ö	Ö
Hybrid or Linked Instruments	Ö	Ö	Ö	Ö	Ö	Ö	Ö	Ö	Ö
Structured Notes	Ö	Ö	Ö	Ö	Ö	Ö	Ö	Ö	Ö
Swap Transactions	Ö	Ö	Ö	Ö	Ö	Ö	Ö	Ö	Ö
Emerging Growth Companies	Ö	Ö	Ö	Ö	Ö
Emerging Market Securities	Ö	Ö	Ö	Ö	Ö	Ö
Exchange-Traded Funds	Ö	Ö	Ö	Ö	Ö	Ö	Ö	Ö	Ö
Exchange-Traded Notes	Ö	Ö	Ö	Ö	Ö	Ö	Ö	Ö	Ö
Foreign Securities	Ö	Ö	Ö	Ö	Ö	Ö	Ö	Ö	Ö
Illiquid Investments	Ö	Ö	Ö	Ö	Ö	Ö	Ö	Ö	Ö
Inflation-Protected Securities	Ö	Ö	Ö	Ö	Ö	Ö	Ö	Ö	Ö
Investment Grade Debt Securities	Ö	Ö	Ö	Ö	Ö	Ö	Ö	Ö	Ö
Investment in Investment Companies	Ö	Ö	Ö	Ö	Ö	Ö	Ö	Ö	Ö
Investment in a Wholly-Owned Subsidiary					Ö
Loan Participations and Assignments					Ö	Ö
Master Limited Partnerships (MLPs)	Ö	Ö	Ö	Ö	Ö	Ö
MLP Tax Risk	Ö	Ö	Ö	Ö	Ö	Ö
Money Market Instruments	Ö	Ö	Ö	Ö	Ö	Ö	Ö	Ö	Ö
Mortgage-Backed Securities					Ö	Ö
Adjustable Rate Mortgage Securities (ARMS)					Ö	Ö
Commercial Mortgage-Backed Securities					Ö	Ö
Mortgage Dollar and U.S. Treasury Rolls					Ö	Ö
Municipal Securities					Ö	Ö	Ö	Ö	Ö
Municipal Bonds					Ö	Ö	Ö	Ö	Ö
Municipal Housing Bonds					Ö	Ö	Ö	Ö	Ö
Municipal Leases					Ö	Ö	Ö	Ö	Ö
Municipal Notes					Ö	Ö	Ö	Ö	Ö
Non-Diversification								Ö	Ö
Preferred Stocks	Ö	Ö	Ö	Ö	Ö	Ö
Private Placements and Other Restricted Securities	Ö	Ö	Ö	Ö	Ö	Ö	Ö	Ö	Ö
Quantitative Investment Strategy	Ö	Ö	Ö	Ö	Ö	Ö
Real Estate Investment Trusts	Ö	Ö	Ö	Ö	Ö	Ö
Royalty Trusts	Ö	Ö	Ö	Ö	Ö
Repurchase Agreements	Ö	Ö	Ö	Ö	Ö	Ö	Ö	Ö	Ö

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Reverse Repurchase Agreements	Ö	Ö	Ö	Ö	Ö	Ö	Ö	Ö	Ö
Short Sales	Ö	Ö	Ö	Ö	Ö	Ö	Ö	Ö	Ö

Small and Medium Capitalization Stocks	Ö	Ö	Ö	Ö	Ö
Standby Commitments							Ö	Ö	Ö
Stripped Securities					Ö	Ö	Ö	Ö	Ö
Structured Investments					Ö	Ö	Ö	Ö	Ö
U.S. Government Securities	Ö	Ö	Ö	Ö	Ö	Ö	Ö	Ö	Ö
Temporary Investments	Ö	Ö	Ö	Ö	Ö	Ö	Ö	Ö	Ö
Variable Rate Demand Notes					Ö	Ö	Ö	Ö	Ö
Warrants and Rights	Ö	Ö	Ö	Ö	Ö
When-Issued and Delayed Delivery Transactions	Ö	Ö	Ö	Ö	Ö	Ö	Ö	Ö	Ö
Zero Coupon, Pay-in-Kind and Step-Coupon Securities	Ö	Ö	Ö	Ö	Ö	Ö	Ö	Ö	Ö

SECURITIES DESCRIPTIONS, TECHNIQUES AND RISKS

The following describes the types of securities a Fund may purchase, as well as certain investment techniques a Fund may use that are in addition to those described in the Prospectus. The following also describes certain additional risks associated with such securities and investment techniques.

ASSET-BACKED SECURITIES. Asset-backed securities represent interests in, or debt instruments that are backed by, pools of various types of assets that generate cash payments generally over fixed periods of time such as car loans and credit card receivables. Such securities entitle the security holders to receive distributions that are tied to the payments made on the underlying assets (less fees paid to the originator, servicer, or other parties, and fees paid for credit enhancement), so that the payments made on the underlying assets effectively pass through to such security holders.

Investing in asset-backed securities is subject to certain risks. For example, the value of asset-backed securities may be affected by, among other factors, changes in: interest rates, the market’s assessment of the quality of underlying assets, the creditworthiness of the servicer for the underlying assets, information concerning the originator of the underlying assets, or the creditworthiness or rating of the entities that provide any supporting letters of credit, surety bonds, derivative instruments, or other credit enhancement. The value of asset-backed securities also will be affected by the exhaustion, termination or expiration of any credit enhancement.

Declining or low interest rates may lead to a more rapid rate of repayment on the underlying assets, resulting in accelerated payments on asset-backed securities that then would be reinvested at a lesser rate of interest. Rising or high interest rates tend to lead to a slower rate of repayment on the underlying assets, resulting in slower than expected payments on asset-backed securities that can, in turn, lead to a decline in value. The impact of changing interest rates on the value of asset-backed securities may be difficult to predict and result in greater volatility. Holders of asset-backed securities generally have no recourse against the originator of the underlying assets in the event of a default on the underlying assets.

BANK OBLIGATIONS. Bank obligations include certificates of deposit, bankers’ acceptances, time deposits and promissory notes that earn a specified rate of return and may be issued by (i) a domestic branch of a domestic bank, (ii) a foreign branch of a domestic bank, (iii) a domestic branch of a foreign bank or (iv) a foreign branch of a foreign bank. Bank obligations may be structured as fixed-, variable- or floating-rate obligations. A Fund will not invest in obligations for which the Adviser, or any of its affiliates, is the ultimate obligor or accepting bank. Certain bank obligations, such as some CDs, are insured by the Federal Deposit Insurance Corporation (“FDIC”) up to certain specified limits. Many other bank obligations, however, are neither guaranteed nor insured by the FDIC or the U.S. Government. These bank obligations are “backed” only by the creditworthiness of the issuing bank or parent financial institution. For foreign banks, there is a possibility that liquidity could be impaired because of future political and economic developments; the obligations may be less marketable than comparable obligations of U.S. banks; a foreign jurisdiction might impose withholding taxes on interest income payable on those obligations;

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foreign deposits may be seized or nationalized; foreign governmental restrictions (such as foreign exchange controls) may be adopted which might adversely affect the payment of principal and interest on those obligations; and the selection of those obligations may be more difficult because there may be less publicly available information concerning foreign banks. Foreign banks generally are not subject to examination by any U.S. Government agency or instrumentality.

Compared to securities and to certain other types of financial assets, purchases and sales of loans take relatively longer to settle. This extended settlement process can (i) increase the counterparty credit risk borne by a Fund; (ii) leave the Fund unable to timely vote, or otherwise act with respect to, loans it has agreed to purchase; (iii) delay the Fund from realizing the proceeds of a sale of a loan; (iv) inhibit the Fund’s ability to re-sell a loan that it has agreed to purchase if conditions change (leaving the Fund more exposed to price fluctuations); (v) prevent the Fund from timely collecting principal and interest payments; and (vi) expose the Fund to adverse tax or regulatory consequences. To the extent the extended loan settlement process gives rise to short-term liquidity needs, such as the need to satisfy redemption requests, a Fund may hold cash, sell investments or temporarily borrow from banks or other lenders.

In certain circumstances, loans may not be deemed to be securities, and in the event of fraud or misrepresentation by a borrower or an arranger, lenders will not have the protection of the anti-fraud provisions of the federal securities laws, as would be the case for bonds or stocks. Instead, in such cases, lenders generally rely on the contractual provisions in the loan agreement itself, and common-law fraud protections under applicable state law.

BELOW INVESTMENT GRADE/HIGH YIELD SECURITIES. Below investment grade or high yield securities are securities rated lower than BBB by Standard & Poor’s Ratings Group (“S&P”) or Baa by Moody’s Investors Service, Inc. (“Moody’s”), comparably rated by another nationally recognized statistical rating organization (“NRSRO”) or not rated by any rating agency but determined to be of comparable quality by the Adviser or the sub-advisers. There are certain risks involved in applying credit ratings as a method of evaluating below investment grade securities. For example, while credit rating agencies evaluate the safety of principal and interest payments, they do not evaluate the market risk of the securities and the securities may decrease in value as a result of credit developments. Lower rated securities generally involve greater risks of loss of income and principal than higher rated securities. The market prices of such securities (commonly known as “junk bonds”) may become increasingly volatile in periods of economic uncertainty. Moreover, adverse publicity or the perceptions of investors over which the Adviser and sub-advisers have no control, whether or not based on fundamental analysis, may decrease the market price and liquidity of such investments.

Below investment grade/high yield securities are subject to the risks associated with debt securities, and may be more sensitive to such risks than investment grade debt securities. The market for unrated securities may not be as liquid as the market for rated securities, which may result in depressed prices for a Fund in the disposal of such nonrated securities. The limited market for these securities may affect the amount actually realized by a Fund upon such sale. Such sale may result in a loss to a Fund.

BORROWING. A Fund may borrow money from banks or through reverse repurchase agreements in amounts up to one-third of total assets and pledge some assets as collateral. A Fund that borrows will pay interest on borrowed money and may incur other transaction costs. These expenses can exceed the income received or capital appreciation realized by a Fund from any securities purchased with borrowed money. With respect to borrowings, the Funds are required to maintain continuous asset coverage to 300% of the amount borrowed. If the coverage declines to less than 300%, the Fund must sell sufficient portfolio securities, even at a loss, to restore the coverage.

CALLABLE SECURITIES. Callable securities give the issuer the right to redeem the security on a given date or dates (known as the call dates) prior to maturity. In return, the call feature is factored into the price of the debt security, and callable debt securities typically offer a higher yield than comparable non-callable securities. Certain securities may be called only in whole (the entire security is redeemed), while others may be called in part (a portion of the total face value is redeemed) and possibly from time to time as determined by the issuer. There is no guarantee that the Fund will receive higher yields or a call premium on an investment in callable securities.

The period of time between the time of issue and the first call date, known as call protection, varies from security to security. Call protection provides the investor holding the security with assurance that the security will not be called before a specified date. As a result, securities with call protection generally cost more than similar securities without call protection. Call protection will make a callable security more similar to a long-term debt security, resulting in an associated increase in the callable security’s interest rate sensitivity.

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Documentation for callable securities usually requires that investors be notified of a call within a prescribed period of time. If a security is called, the Fund will receive the principal amount and accrued interest, and may receive a small additional payment as a call premium. Issuers are more likely to exercise call options in periods when interest rates are below the rate at which the original security was issued, because the issuer can issue new securities with lower interest payments. Callable securities are subject to the risks of other debt securities in general, including prepayment risk, especially in falling interest rate environments.

COLLATERALIZED DEBT OBLIGATIONS (CDOs) AND COLLATERALIZED LOAN OBLIGATIONS (CLOs). A Fund may invest in collateralized debt obligations (“CDOs”), which include collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade debt securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. CDOs may charge management fees and administrative expenses. For both CBOs and CLOs, the cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CBO trust or CLO trust typically has a higher rating and lower yield than its underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO or CLO securities as a class. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Fund invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CDOs may be illiquid; however, an active dealer market may exist for CDOs allowing a CDO to qualify for Rule 144A transactions.

In addition to the normal risks associated with debt securities discussed elsewhere in this SAI and the Funds’ Prospectus, CDOs carry additional risks that include, but are not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) a Fund may invest in CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

COLLATERALIZED MORTGAGE OBLIGATIONS (CMOs). CMOs are debt obligations issued by special- purpose trusts, collateralized by underlying mortgage assets. Principal prepayments on underlying mortgage assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates, resulting in a loss of all or part of the premium if any has been paid. Interest is paid or accrues on all classes of the CMOs on a periodic basis. The principal and interest payments on the underlying mortgage assets may be allocated among the various classes of CMOs in several ways. Typically, payments of principal, including any prepayments, on the underlying mortgage assets are applied to the classes in the order of their respective stated maturities or final distribution dates, so that no payment of principal is made on CMOs of a class until all CMOs of other classes having earlier stated maturities or final distribution dates have been paid in full. Because cash flow is distributed sequentially instead of pro rata with CMOs, the cash flows and average lives of CMOs are more predictable, and there is a period of time during which the investors in the longer-maturity classes receive no principal pay downs.

COLLECTIBLES. The Strategic Opportunities Fund and its wholly-owned subsidiary, OWF Strategic Opportunities Fund Ltd. (“Subsidiary”), may invest in collectibles, which are rare objects collected by investors. They can include stamps, coins, books, oriental rugs, antiques, sports and other memorabilia, photographs, art and wine. Collectibles are generally expected to rise in value during inflationary periods when investors are trying to move to assets viewed as an inflation hedge. Generally, collectibles can be expected to drop in value during periods of low inflation. Collectible trading for profit is subject to certain risks and other considerations, including that collectibles: (i) have limited buying and selling markets; (ii) are often bought and sold at auction and subject to buyer and/or seller premiums; (iii) experience periods of high and low demand; (iv) must be insured, physically held and properly maintained; (v) may need to have their authenticity and provenance verified from time to time; and (vi) may not have accurate market valuations available. The Strategic Opportunities Fund does not currently intend to invest more than 5% of its total assets in Collectibles.

COMMERCIAL PAPER. The commercial paper in which a Fund may invest must be rated A-1 or A-2 by S&P, Prime-1 or Prime-2 by Moody, or F1 or F2 by the Fitch Group (“Fitch”). Commercial paper is an issuer’s

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obligation with a maturity of less than nine months. Companies typically issue commercial paper to pay for current expenditures. Most issuers constantly reissue their commercial paper and use the proceeds (or bank loans) to repay maturing paper. If the issuer cannot continue to obtain liquidity in this fashion, its commercial paper may default. The short maturity of commercial paper reduces both the market and credit risks as compared to other debt securities of the same issuer.

COMMODITIES. Commodities are assets that have tangible properties, such as oil, agricultural products and precious metals. The value of commodities may be affected by, among other things, changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments. These factors may have a larger impact on commodity prices and commodity-linked instruments than on traditional securities. Certain commodities are also subject to limited pricing flexibility because of supply and demand factors. Others are subject to broad price fluctuations as a result of the volatility of the prices for certain raw materials and the instability of supplies of other materials. These additional variables may create additional risks which subject a Fund’s investments to greater volatility than investments in traditional securities. In order to gain exposure to the commodities market the Strategic Opportunities Fund and the Subsidiary may invest in commodities-linked and related instruments.

COMMON STOCKS. Common stock represents an equity (ownership) interest in a company. Common stockholders receive the residual value of the issuer’s earnings and assets after the issuer pays its creditors and any preferred stockholders. The prices of common stock fluctuate based on changes in the financial condition of their issuers and on market and economic conditions. Furthermore, when the stock market declines, most common stocks, even those issued by strong companies, likely will decline in value. Market conditions add significantly to the risk of short term volatility of a Fund.

CONVERTIBLE SECURITIES. Convertible securities are a combined form of equity security and debt security. Generally, convertible securities are bonds, debentures, notes, preferred stocks, warrants or other securities that convert or are exchangeable into shares of the underlying common stock at a stated exchange ratio. Usually, the conversion or exchange is solely at the option of the holder. However, some convertible securities may be convertible or exchangeable at the option of the issuer or are automatically converted or exchanged at a certain time, or on the occurrence of certain events, or have a combination of these characteristics. Usually, a convertible security provides a long-term call on the issuer’s common stock and therefore tends to appreciate in value as the underlying common stock appreciates in value. A convertible security also may be subject to redemption by the issuer after a certain date and under certain circumstances (including a specified price) established on issue. If a convertible security held by a Fund is called for redemption, the Fund could be required to tender it for redemption, convert it into the underlying common stock or sell it.

Convertible bonds, debentures and notes are varieties of debt securities, and as such are subject to many of the same risks, including interest rate sensitivity, changes in debt rating and credit risk. In addition, convertible securities are often viewed by the issuer as future common stock subordinated to other debt and carry a lower rating than the issuer’s non-convertible debt obligations. Thus, convertible securities are subject to many of the same risks as high- yield, high-risk securities.

DEBT OBLIGATIONS. A Fund may invest in the following type of debt obligations, including bills, bonds, notes, debentures, money market instruments and similar instruments and securities of U.S. and non-U.S. corporate issuers or governments. Bonds and other debt securities generally are subject to credit risk and interest rate risk. While debt securities issued by the U.S. Treasury generally are considered free of credit risk, debt issued by agencies and corporations all entail some level of credit risk. Investment grade debt securities have less credit risk than do high- yield, high-risk debt securities. Bonds and other debt securities generally are interest rate-sensitive. During periods of falling interest rates, the value of debt securities held by a Fund generally rises. Conversely, during periods of rising interest rates, the value of such securities generally declines. Debt securities with longer durations are more likely to be sensitive to changes in interest rates, generally making them more volatile than securities with shorter durations. Debt obligations also may be particularly sensitive to certain economic, market and political events and developments, as described below. Changes by recognized rating services in their ratings of debt securities and changes in the ability of an issuer to make payments of interest and principal also will affect the value of these investments.

While assets in debt markets have grown rapidly in recent years, the capacity for traditional dealer counterparties to engage in debt securities trading has not kept pace and in some cases has decreased. For example, primary dealer inventories of corporate bonds, which provide a core indication of the ability of financial intermediaries to “make

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markets,” are at or near historic lows in relation to market size. This reduction in market-making capacity may be a persistent change, to the extent it is resulting from broader structural changes, such as fewer proprietary trading desks at broker-dealers and increased regulatory capital requirements. Because market makers provide stability to a market through their intermediary services, the significant reduction in dealer inventories could potentially lead to decreased liquidity and increased volatility in the debt securities markets. Such issues may be exacerbated during periods of economic uncertainty.

Defaulted Debt Securities. If the issuer of a debt security in a Fund’s portfolio defaults, the Fund may have unrealized losses on the security, which may lower the Fund’s net asset value (“NAV”). Defaulted securities tend to lose much of their value before they default. Thus, the Fund’s NAV may be adversely affected before an issuer defaults. The Fund will incur additional expenses if it tries to recover principal or interest payments on a defaulted security. Defaulted debt securities may be illiquid. An investment in defaulted debt securities will be considered speculative and expose the Fund to similar risks as an investment in high- yield debt.

A Fund may buy defaulted debt securities if, in the opinion of the Adviser or sub-adviser, they present an opportunity for later price recovery, the issuer may resume interest payments, or other advantageous developments appear likely in the near future. A Fund is not required to sell a debt security that has defaulted if the Adviser or sub-adviser believes it is advantageous to continue holding the security.

Fixed and Floating Rate Debt Obligations. Fixed rate securities exhibit more price volatility during times of rising or falling interest rates than securities with floating rates of interest. Fixed rate securities pay a fixed rate of interest and are more sensitive to fluctuating interest rates. In periods of rising interest rates, the value of a fixed rate security is likely to fall. Fixed rate securities with short-term characteristics are not subject to the same price volatility as fixed rate securities without such characteristics. Therefore, they behave more like floating rate securities with respect to price volatility. Floating rate obligations provide for periodic adjustments in the interest rate and, under certain circumstances, varying principal amounts. Floating rate obligations may involve direct lending arrangements between the purchaser and the issuer and there may be no active secondary market, making it difficult to resell such obligations to a third party. Floating rate obligations also may be subject to interest rate and credit risks. Changes in interest rates can affect the rate of return on such obligations. If an issuer of a floating rate obligation defaults, a Fund could sustain a loss to the extent of such default.

Foreign Debt Obligations. The debt obligations of foreign governments and their agencies and instrumentalities may or may not be supported by the full faith and credit of the foreign government. A Fund may invest in securities issued by certain “supra-national” entities, which include entities designated or supported by governments to promote economic reconstruction or development, international banking organizations and related government agencies. Examples are the International Bank for Reconstruction and Development (commonly called the “World Bank”), the Asian Development Bank and the Inter- American Development Bank. The governmental members of these supra-national entities are “stockholders” that typically make capital contributions and may be committed to make additional capital contributions if the entity is unable to repay its borrowings. A supra-national entity’s lending activities may be limited to a percentage of its total capital, reserves and net income. There can be no assurance that the constituent foreign governments will be able or willing to honor their capitalization commitments for those entities.

Inverse Floaters. A Fund may also invest in inverse floating rate debt instruments (“inverse floaters”). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floating rate security generally will exhibit greater price volatility than a fixed rate obligation of similar credit quality.

Pre-Refunded Bonds. Pre-Refunded Bonds are outstanding debt securities that are not immediately callable (redeemable) by the issuer but have been “pre-refunded” by the issuer. The issuer “pre-refunds” the bonds by setting aside in advance all or a portion of the amount to be paid to the bondholders when the bond is called. Generally, an issuer uses the proceeds from a new bond issue to buy high grade, interest bearing debt securities, including direct obligations of the U.S. government, which are then deposited in an irrevocable escrow account held by a trustee bank to secure all future payments of principal and interest on the pre-refunded bonds. Due to the substantial “collateral” held in escrow, pre-refunded bonds often receive the same rating as obligations of the United States Treasury. Because pre-refunded bonds still bear the same interest rate as when they were originally issued and are of very high credit quality, their market value may increase. However, as the pre-refunded bond approaches its call or ultimate maturity date, the bond’s market

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value will tend to fall to its call or par price.

DEPOSITARY RECEIPTS. Depositary receipts represent interests in underlying securities issued by a foreign company. Depositary receipts are generally not traded in the same market as the underlying securities and may not be denominated in the same currency as the underlying securities into which they may be converted. American Depositary Receipts (“ADRs”) are traded in the U.S. ADRs provide a way for a Fund to gain exposure to foreign- based companies in the U.S. rather than purchasing shares in overseas markets. ADRs are also traded in U.S. dollars, eliminating the need for foreign exchange transactions. Global Depositary Receipts (“GDRs”) and European Depositary Receipts (“EDRs”) are receipts issued by foreign banks or trust companies, or foreign branches of U.S. banks that represent an interest in shares of either a foreign or U.S. corporation. The foreign securities underlying GDRs and EDRs are traded globally or outside the U.S. Depositary Receipts involve many of the same risks of investing directly in foreign securities, including currency risks and risks of foreign investing. Some depositary receipts may be non-voting. Non-Voting Depositary Receipts (“NVDRs”) are typically issued by an exchange affiliate and represent a non-voting equity interest in an issuer.

DERIVATIVE INSTRUMENTS. Derivatives are financial instruments whose values are based on (or “derived” from) traditional securities (such as a stock or a bond), assets (such as a commodity, like gold), reference rates (such as LIBOR) or market indices (such as the S&P 500® Index). Some forms of derivatives, such as exchange-traded futures and options on securities, commodities, or indices, are traded on regulated exchanges. These types of derivatives are standardized contracts that can generally be easily bought and sold, and whose market values are determined and published daily. Non-standardized derivatives, on the other hand, tend to be more specialized and/or complex, and may be harder to value. The use of derivatives may enhance returns and be useful in hedging portfolios. The use of certain derivatives may have a leveraging effect on a Fund, which may increase the Fund’s sensitivity to adverse market movements and may exaggerate the Fund’s losses.

To manage the risk associated with leveraging, a Fund may segregate liquid assets, or otherwise “cover” its derivatives position in a manner consistent with the 1940 Act and the rules and SEC interpretations thereunder. A Fund may modify its asset segregation policies at any time to comply with any changes in the Securities and Exchange Commission’s (the “SEC”) positions regarding asset segregation. Some common types of derivatives include futures, options, options on futures, forward foreign currency exchange contracts, forward contracts on securities and securities indices, linked securities and structured products, swap transactions and swaptions.

A Fund may use derivatives for a variety of reasons, including, for example: (i) to enhance its return; (ii) to attempt to protect against possible changes in the market value of securities held in or to be purchased for its portfolio resulting from securities markets or currency exchange rate fluctuations (i.e., to hedge); (iii) to protect its unrealized gains reflected in the value of its portfolios securities; (iv) to facilitate the sale of such securities for investment purposes; (v) to reduce transaction costs; (vi) for any other reason deemed appropriate by the Adviser or sub- advisers in achieving a Fund’s investment objective; and/or (vii) to manage the effective maturity or duration of its portfolio.

A Fund’s use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. The use of derivatives can lead to significant losses even from relatively small adverse movements in the price or value of the underlying security, asset, index or reference rate, which may be magnified by or potentially unlimited as a result of certain features of the derivatives. These risks are heightened when a Fund uses derivatives to enhance its return or as a substitute for a position or security, rather than solely to hedge or offset the risk of a position or security held by a Fund. There is also a risk that the derivative will not correlate well with the security for which it is substituting or with changes in the value of a Fund’s holdings. A Fund’s use of derivatives to leverage risk also may exaggerate a loss, potentially causing a Fund to lose more money than if it had invested in the underlying security, or limit a potential gain. The success of the Adviser’s or sub- advisers’ derivative strategies will depend on its ability to assess and predict the impact of market or economic developments on the underlying security, asset, index or reference rate and the derivative itself. Other risks arise from a Fund’s potential inability to terminate or sell its derivative positions as a liquid secondary market for such positions may not exist at times when a Fund may wish to terminate or sell them. Over-the-counter instruments (investments not traded on an exchange) in particular may be illiquid. Derivatives traded in the over-the-counter market are also subject to the risk that the other party will not meet its obligations. In addition, with some derivative strategies there is the risk that a Fund may not be able to find a suitable derivative transaction counterparty, and thus may be unable to invest in derivatives altogether. The use of derivatives may also increase the amount and accelerate the timing of taxes payable by shareholders.

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Pursuant to regulations and/or published positions of the SEC or its staff, a Fund may be required to maintain asset coverage or offsetting positions in connection with transactions in derivative instruments. To the extent a Fund maintains asset coverage in the amount prescribed, such assets cannot be sold while the derivative transaction is outstanding, unless they are replaced with other suitable assets. As a result, there is a possibility that the reservation of a large percentage of a Fund’s assets could impede portfolio management or a Fund’s ability to meet redemption requests or other current obligations. In December 2015, the SEC proposed new regulations applicable to a mutual fund’s use of derivatives. If adopted as proposed, these regulations could potentially limit or impact a Fund’s ability to invest in derivatives and negatively affect the Fund’s performance and ability to pursue its stated investment objectives.

The Adviser has claimed an exclusion from the definition of a commodity pool operator with respect to its management of the Funds pursuant to Commodity Futures Trading Commission (“CFTC”) Rule 4.5. Therefore, the Adviser is not subject to regulation as a commodity pool operator (“CPO”) under the Commodity Exchange Act, as amended, with respect to its management of the Funds. In order to rely on the Rule 4.5 exclusion, the Funds must limit their investments in commodity futures contracts, options on futures contracts and swaps and other commodity interests (including, for example, security futures, broad-based stock index futures and financial futures contracts). In the event that the Adviser becomes unable to rely on the exclusion in Rule 4.5 and is required to register with the CFTC as a CPO with respect to a Fund, the Fund’s expenses may increase, adversely affecting that Fund’s total returns.

The Adviser has registered as a CPO with respect to its management of the Subsidiary.

FUTURES AND OPTIONS TRANSACTIONS. A Fund may buy and sell futures contracts and options on futures contracts, buy put and call options on portfolio securities and securities indices or write covered put and call options on portfolio securities to attempt to increase its current income or to hedge its portfolio. There is no assurance that a liquid secondary market will exist for any particular futures contract or option at any particular time. A Fund’s ability to establish and close out futures and options positions depends on this secondary market. When a Fund uses futures and options on futures, there is a risk that the prices of such futures and options may not correlate perfectly with the prices of the underlying instruments. Futures contracts and options may react differently to market changes and be more volatile than the underlying instruments and may increase the volatility of a Fund’s NAV. In addition, the Adviser or sub-advisers could be incorrect in their expectations about the direction or extent of market factors such as stock price movements or foreign currency exchange rate fluctuations. For options, a change in volatility of the underlying instrument due to general market and economic conditions or other factors may negatively affect the value of such option. In these events, a Fund may lose money on the futures contracts and/or options, including losses that exceed the amount of the posted collateral (for futures), complete loss of the amounts paid as premiums to the writer of an option (for long options), and unlimited losses (for written options). In addition, futures exchanges may impose a maximum permissible price movement on each futures contract for each trading session. A Fund may be disadvantaged if it is prohibited from executing a trade outside the daily permissible price movement.

Futures Contracts. A futures contract is a commitment by two parties under which one party agrees to make delivery of an asset (seller) and another party agrees to take delivery of the asset at a certain time in the future. A futures contract may involve a variety of assets including commodities (such as oil, wheat or corn) or a financial asset (such as a security). A stock index futures contract is an agreement in which two parties agree to take or make delivery of an amount of cash equal to the difference between the price of the original contract and the value of the index at the close of the last trading day of the contract. No physical delivery of the underlying securities in the index is made. Settlement is made in cash upon termination of the contract. Although some financial futures contracts call for making or taking delivery of the underlying securities, in most cases these obligations are closed out before the settlement date. The closing of a futures contract is accomplished by purchasing or selling an identical offsetting futures contract. Other financial futures contracts call for cash settlements.

Margin in Futures Contracts. Since a Fund does not pay or receive money upon the purchase or sale of a futures contract, it is required to deposit an amount of initial margin in cash, U.S. Government securities or liquid debt securities as a good faith deposit. The margin is returned to a Fund upon termination of the contract. Initial margin in futures transactions does not involve borrowing to finance the transactions. As the value of the underlying futures contract changes daily, a Fund pays or receives cash, called variation margin, equal to the daily change in value of the futures contract. This process is known as marking to market. Variation margin does not represent a borrowing or loan by a Fund. It

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may be viewed as a settlement between a Fund and the broker of the amount one would owe the other if the futures contract expired. When a Fund purchases futures contracts, it will maintain, at a minimum, an amount of cash and/or cash equivalents, equal to the amount payable at the settlement of the futures contracts to “collateralize” the position and ensure that the futures contracts are covered. As a result of the low collateral deposits normally involved in futures trading, a relatively small price movement in a futures contract may lead to a substantial loss for a Fund. A Fund is also required to deposit and maintain margin when it writes call options on futures contracts. There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures or a futures option position, and that Fund would remain obligated to meet margin requirements until the position is closed.

Put Options on Financial and Stock Index Futures Contracts. Unlike entering directly into a futures contract, which requires the purchaser to buy a financial instrument on a set date at a specified price, the purchase of a put option on a futures contract entitles (but does not obligate) its purchaser to decide on or before a future date whether to assume a short position at the specified price.

Generally, if the hedged portfolio securities decrease in value during the term of an option, the related futures contracts will also decrease in value and the option will increase in value. In such an event, a Fund will normally close out its option position by selling an identical option. If the hedge is successful, the proceeds received by a Fund upon the sale of the second option will be large enough to offset both the premium paid by a Fund for the original option plus the decrease in value of the hedged securities.

Alternatively, a Fund may exercise its put option to close out the position. To do so, it would simultaneously enter into a futures contract of the type underlying the option (for a price less than the strike price of the option) and exercise the option. A Fund would then deliver the futures contract in return for payment of the strike price. If a Fund neither closes out nor exercises an option, the option will expire on the date provided in the option contract, and only the premium paid plus related transaction costs for the option contract may be lost.

A Fund may also write (sell) listed put options on financial or stock index futures contracts to hedge its portfolio against a decrease in market interest rates or an increase in stock prices. A Fund will use these transactions to purchase portfolio securities in the future at price levels existing at the time it enters into the transaction. When a Fund sells a put on a futures contract, it receives a cash premium in exchange for granting to the buyer of the put the right to receive from the Fund, at the strike price, a short position in such futures contract. This is so even if the strike price upon exercise of the option is greater than the value of the futures position received by such holder. As market interest rates decrease or stock prices increase, the market price of the underlying financial or stock index futures contract normally increases. When the market price of the underlying financial or stock index futures contract increases, the buyer of the put option has less reason to exercise the put because the buyer can sell the same futures contract at a higher price in the market. If the value of the underlying futures position is not such that exercise of the option would be profitable to the option holder, the option will generally expire without being exercised. The premium received by a Fund can then be used to offset the higher prices of portfolio securities to be purchased in the future.

In order to avoid the exercise of an option sold by it, a Fund may cancel its obligation under the option by entering into a closing purchase transaction, unless it is determined to be in the Fund’s interest to deliver the underlying futures position. A closing purchase transaction consists of the purchase by a Fund of an option having the same terms as the option sold by the Fund, and has the effect of canceling the Fund’s position as a seller. The premium which a Fund will pay in executing a closing purchase transaction may be higher than the premium received when the option was sold, depending in large part upon the relative price of the underlying futures position at the time of each transaction. If the hedge is successful, the cost of buying the second option will be less than the premium received by a Fund for the initial option.

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Call Options on Financial and Stock Index Futures Contracts. A Fund may write (sell) listed and over- the-counter call options on financial and stock index futures contracts. When a Fund writes a call option on a futures contract, it undertakes to sell a futures contract at the fixed price at any time during the life of the option. As stock prices fall or market interest rates rise, causing the prices of financial and stock index futures to go down, a Fund’s obligation to sell a futures contract costs less to fulfill, causing the value of the Fund’s written call option position to increase. In other words, as the underlying futures price goes down below the option’s strike price, the buyer of the option has no reason to exercise the call, so that a Fund keeps the premium received for the option. This premium can substantially offset the drop in value of a Fund’s portfolio securities.

Prior to the expiration of a call written by a Fund, or exercise of it by the buyer, a Fund may close out the option by buying an identical option. If the hedge is successful, the cost of the second option will be less than the premium received by a Fund for the initial option. The net premium income of a Fund will then substantially offset the decrease in value of the hedged securities.

A Fund may buy a listed call option on a financial or stock index futures contract to hedge against decreases in market interest rates or increases in stock price. A Fund will use these transactions to purchase portfolio securities in the future at price levels existing at the time it enters into the transaction. When a Fund purchases a call on a financial futures contract, it receives in exchange for the payment of a cash premium the right, but not the obligation, to enter into the underlying futures contract at a strike price determined at the time the call was purchased, regardless of the comparative market value of such futures position at the time the option is exercised. The holder of a call option has the right to receive a long (or buyer’s) position in the underlying futures contract. As market interest rates fall or stock prices increase, the value of the underlying futures contract will normally increase, resulting in an increase in value of a Fund’s option position. When the market price of the underlying futures contract increases above the strike price plus premium paid, a Fund could exercise its option and buy the futures contract below market price. Prior to the exercise or expiration of the call option, a Fund could sell an identical call option and close out its position. If the premium received upon selling the offsetting call is greater than the premium originally paid, a Fund has completed a successful hedge.

Purchasing Put and Call Options on Securities. A Fund may purchase put options on portfolio securities to protect against price movements in the Fund’s portfolio. A put option gives a Fund, in return for a premium, the right to sell the underlying security to the writer (seller) at a specified price during the term of the option. A Fund may purchase call options on securities acceptable for purchase to protect against price movements by locking in on a purchase price for the underlying security. A call option gives the Fund, in return for a premium, the right to buy the underlying security from the seller at a specified price during the term of the option.

Writing Covered Call and Put Options on Securities. A Fund may write covered call and put options to generate income and thereby protect against price movements in the Fund’s portfolio securities. As a writer of a call option, the Fund has the obligation, upon exercise of the option during the option period, to deliver the underlying security upon payment of the exercise price. As a writer of a put option, the Fund has the obligation to purchase a security from the purchaser of the option upon the exercise of the option.

Stock Index Options. A Fund may purchase or sell put or call options on stock indices listed on national securities exchanges or traded in the over-the-counter market. A stock index fluctuates with changes in the market values of the stocks included in the index. Upon the exercise of the option, the holder of a call option has the right to receive, and the writer of a put option has the obligation to deliver, a cash payment equal to the difference between the closing price of the index and the exercise price of the option. The effectiveness of purchasing stock index options will depend upon the extent to which price movements in the Fund’s portfolio correlate with price movements of the stock index selected. The value of an index option depends upon movements in the level of the index rather than the price of a particular stock. Accordingly, successful use by a Fund of options on stock indices will be subject to the Adviser and sub-advisers correctly predicting movements in the directions of the stock market generally or of a particular industry. This requires different skills and techniques than predicting changes in the prices of individual stocks.

Over-the-Counter Options. Over-the-counter options are two-party contracts with price and terms negotiated between buyer and seller. In contrast, exchange-traded options are third-party contracts with standardized strike prices and expiration dates and are purchased from a clearing corporation. Exchange-

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traded options generally have a continuous liquid market while over-the-counter options may not. A Fund may generally purchase and write over-the-counter options on portfolio securities or securities indices in negotiated transactions with the buyers or writers of the options when options on the Fund’s portfolio securities or securities indices are not traded on an exchange.

FOREIGN CURRENCY TRANSACTIONS. Foreign currency transactions are generally used to obtain foreign currencies to settle securities transactions or to exchange one currency for another. They can also be used as a hedge to protect assets against adverse changes in foreign currency exchange rates or regulations. When a Fund uses foreign currency exchanges as a hedge, it may also limit potential gain that could result from an increase in the value of such currencies. Currency exchange rates may be volatile and a Fund may be affected either favorably or unfavorably by fluctuations in the relative rates of exchange between the currencies of different nations, market or economic downswings, or other relevant factors, such as the actions of governments or central banks, the imposition of currency controls, and speculation. Foreign currency hedging transactions are used to protect against foreign currency exchange rate risks.

Forward Foreign Currency Exchange Contracts. A Fund will enter into foreign exchange transactions for purposes of hedging either a specific transaction or a portfolio position, to facilitate settlement of security purchases, to exchange one currency for another, or, with respect to certain Funds, to seek enhanced returns. A Fund may enter into a foreign exchange transaction for purposes of hedging a specific transaction by, for example, purchasing a currency needed to settle a security transaction or selling a currency in which the Fund has received or anticipates receiving a dividend or distribution. A Fund may enter into a foreign exchange transaction for purposes of hedging a portfolio position by selling forward a currency in which a portfolio position of the Fund is denominated or by purchasing a currency in which the Fund anticipates acquiring a portfolio position in the near future. Forward foreign exchange transactions involve substantial currency risk, and also involve credit and liquidity risk. A Fund may also hedge a currency by entering into a transaction in a currency instrument denominated in a currency other than the currency being hedged (a “cross-hedge”). Bilaterally negotiated forward foreign currency exchange contracts are subject to counterparty risk. Certain foreign currency forwards may eventually be exchange-traded and cleared. Although these changes are expected to decrease the credit risk involved in bi-laterally negotiated contracts and increase the liquidity of these contracts, central clearing would not make the contracts risk-free. Gains from foreign currency contracts are generally taxable as ordinary income and, as a result, may significantly increase an investor’s tax liability.

A Fund may also engage in proxy hedging transactions to reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities. Proxy hedging is often used when the currency to which the Fund is exposed is difficult to hedge or to hedge against the dollar. Proxy hedging entails entering into a forward contract to sell a currency whose changes in value are generally considered to be linked to a currency or currencies in which some or all of the Fund’s securities are, or are expected to be, denominated, and to buy U.S. dollars. Proxy hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to the Fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. In addition, there is the risk that the perceived linkage between various currencies may not be present during the particular time that a Fund is engaging in proxy hedging. A Fund may also cross-hedge currencies by entering into forward contracts to sell one or more currencies that are expected to decline in value relative to other currencies to which the Fund has or in which the Fund expects to have portfolio exposure.

Some of the forward non-U.S. currency contracts entered into by the Funds are classified as non- deliverable forwards (“NDFs”). NDFs are cash-settled, short-term forward contracts that may be thinly traded or are denominated in non-convertible foreign currency, where the profit or loss at the time at the settlement date is calculated by taking the difference between the agreed upon exchange rate and the spot rate at the time of settlement, for an agreed upon notional amount of funds. All NDFs have a fixing date and a settlement date. The fixing date is the date at which the difference between the prevailing market exchange rate and the agreed upon exchange rate is calculated. The settlement date is the date by which the payment of the difference is due to the party receiving payment. NDFs are commonly quoted for time periods of one month up to two years, and are normally quoted and settled in U.S. dollars. They are often used to gain exposure to and/or hedge exposure to foreign currencies that are not internationally traded.

Forward Contracts may limit potential gain from a positive change in the relationship between the U.S. dollar and foreign currencies. Unanticipated changes in currency prices may result in poorer overall performance for a Fund than if it had not engaged in such contracts.

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Put and Call Options on Foreign Currencies. Purchasing and writing put and call options on foreign currencies are used to protect a Fund’s portfolio against declines in the U.S. dollar value of foreign portfolio securities and against increases in the dollar cost of foreign securities to be acquired. Writing an option on foreign currency constitutes only a partial hedge, up to the amount of the premium received. A Fund could lose money if it is required to purchase or sell foreign currencies at disadvantageous exchange rates. If exchange rate movements are adverse to a Fund’s position, such Fund may forfeit the entire amount of the premium plus related transaction costs. These options are traded on U.S. and foreign exchanges or over-the-counter.

Additional Risks of Options on Securities, Futures Contracts, Options on Futures Contracts and Forward Currency Exchange Contracts and Options Thereon. Options on securities, futures contracts, options on futures contracts, forward currency exchange contracts and options on forward currency exchange contracts may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the U.S., may not involve a clearing mechanism and related guarantees, and are subject to the risk of government actions affecting trading in, or the prices of, foreign securities. The value of such positions also could be adversely affected by (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the U.S. of data on which to make trading decisions, (iii) delays in a Fund’s ability to act upon economic events occurring in foreign markets during non-business hours in the U.S., (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the U.S., and (v) lesser trading volume.

HYBRID OR LINKED INSTRUMENTS. Hybrid or linked instruments typically combine a traditional stock, bond, or commodity with an option or forward contract. Generally, the principal amount, amount payable upon maturity or redemption, or interest rate of a hybrid instrument is tied to the price of some commodity, currency or securities index or another interest rate or some other economic factor (a “benchmark”). The interest rate or the principal amount payable at maturity of a hybrid instrument may be increased or decreased, depending on changes in the value of the benchmark.

Hybrid instruments also include “market access products” (“MAPs”), which may be structured as participatory notes, debt or equity warrants, options, total return swaps or other similarly structured instruments that are linked to an underlying equity security. MAPs provide for synthetic exposure to the price movements of an underlying local foreign equity security (e.g., if the underlying equity security decreases in value, the value of the MAP will decrease commensurately). MAPs are subject to certain risks, including, but not limited to, the same risks as direct investments in securities of foreign issuers and the risks generally associated with investing in derivative instruments. In addition, MAPs are subject to counterparty risk because the security is typically issued by another financial institution or banking entity. If the counterparty suffers a significant credit event and cannot perform, or it is perceived that the counterparty cannot perform, its obligations under the terms of the agreement, a MAP may lose value regardless of the strength of the underlying equity security. Additionally, the liquidity of MAPs may be limited because there is typically no secondary market trading in such instruments (they are generally bought and sold through the issuing counterparty).

These instruments can be used as a means of pursuing a variety of investment goals, including currency hedging, duration management, and increased total return. Hybrid instruments may not bear interest or pay dividends. The value of a hybrid instrument or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move more steeply and rapidly than the benchmark. These benchmarks may be sensitive to economic and political events, such as commodity shortages and currency devaluations, which cannot be readily foreseen by the purchaser of a linked hybrid instrument. Under certain conditions, the redemption value of a hybrid instrument could be zero. Thus, an investment in a linked or hybrid instrument may entail significant market risks that are not associated with a similar investment in a traditional, U.S. dollar-denomination bond that has a fixed principal amount and pays a fixed rate or floating rate of interest. The purchase of linked or hybrid instruments also exposes a Fund to the credit risk of the issuer of the linked or hybrid instrument. These risks may cause significant fluctuations in the NAV of a Fund. Certain issuers of structured products such as hybrid instruments may be deemed to be investment companies as defined under the 1940 Act. As a result, a Fund’s investments in these products may be subject to limits applicable to investments in investment companies and may be subject to restrictions contained in the 1940 Act.

STRUCTURED NOTES. Structured notes are derivative debt securities, the interest rate or principal of which is determined by an unrelated indicator. The terms of the structured note may provide that in certain circumstances no principal is due at maturity and therefore, may result in a loss of invested capital. Structured notes may be positively or negatively indexed so that appreciation of the reference may produce

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an increase or decrease in the interest rate or the value of the structured note; therefore, the value of these securities may be volatile. Structured notes may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the reference. Structured notes also may be more volatile, relatively less liquid, and more difficult to accurately price than less complex securities or more traditional debt securities.

SWAP TRANSACTIONS. Swaps are derivative instruments that can be individually negotiated and structured to include exposure to a variety of different market factors or types of investments, including a specified reference security, basket of securities, securities market index or index component. Depending on their structure, swaps may increase or decrease a Fund’s exposure to long- or short-term interest rates, foreign currency values, mortgage securities, corporate borrowing rates, securities market indexes, or other factors such as security prices or inflation rates. A Fund may enter into a variety of swaps, including interest rate, index, volatility, commodity, equity, credit default and currency exchange rate swaps, and other types of swaps such as caps, collars and floors. A Fund also may enter into swaptions, which are options to enter into a swap.

Swaps are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount” (i.e., the return on or increase in value of a particular dollar amount invested in a particular security, or at a particular interest rate, in a particular foreign currency), or in a “basket” of securities representing a particular index. The “notional amount” of the swap is a basis on which to calculate the obligations which the parties to a swap have agreed to exchange. A Fund’s obligations (or rights) under a swap will generally be equal only to the net amount to be paid or received under the swap based on the relative values of the positions held by each party to the swap. A Fund’s obligations under a swap will be accrued daily (offset against any amounts owing to the Fund).

Whether a Fund’s use of swaps will be successful in furthering its investment objective will depend on the ability of the Adviser or sub-advisers correctly to predict whether certain types of investments are likely to produce greater returns than other investments. For a bilaterally negotiated swap, a Fund bears the risk of loss of the amount expected to be received under a swap in the event of the default or bankruptcy of a swap counterparty. Currently, some, but not all, swap transactions are subject to central clearing. Eventually many swaps will be centrally cleared. Although central clearing is expected to decrease the counterparty risk involved in bilaterally negotiated contracts because it interposes the central clearinghouse as the counterparty to each participant’s swap, central clearing would not make swap transactions risk-free. It is possible that developments in the swap market and the laws relating to swaps, including potential government regulation, could adversely affect a Fund’s ability to terminate existing swaps, to realize amounts to be received under such swaps, or to enter into swaps, or could have adverse tax consequences.

Swaps may be subject to liquidity risk, which exists when a particular swap is difficult to purchase or sell. If a swap transaction is particularly large or if the relevant market is illiquid (as is the case with many over- the-counter swaps), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses. In addition, swap transactions may be subject to the limitation on illiquid investments. Eventually many swaps will be exchange-traded in addition to being centrally cleared. Although exchange-trading is expected to increase the liquidity of swap transactions, there is no guarantee that a swap transaction would not be illiquid for purposes of the limitation on illiquid investments. Like most other investments, swap transactions are subject to the risk that market value of the instrument will change in a way detrimental to a Fund’s interest. A Fund bears the risk that the Adviser or sub-advisers will not accurately forecast future market trends or the values of assets, reference rates, indexes, or other economic factors in establishing swap positions for the Fund. If the Adviser or sub-advisers attempt to use a swap as a hedge against, or as a substitute for, a portfolio investment, a Fund will be exposed to the risk that the swap will have or will develop imperfect or no correlation with the portfolio investment. This could cause substantial losses for the Fund. While hedging strategies involving swap instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund investments. Many swaps are complex and often valued subjectively.

EMERGING GROWTH COMPANIES. Emerging growth companies are companies that are beyond their initial start-up periods but have not yet reached a state of established growth or maturity. The nature of investing in

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emerging growth companies involves a greater level of risk than would be associated when investing in more established seasoned companies. The rate of growth of such companies may at times be dramatic; such companies often provide new products or services that enable them to capture a dominant or important market position, have a special area of expertise or are able to take advantage of changes in demographic factors in a more profitable way than other companies. These companies may have limited product lines, markets or financial resources and may lack management depth since they have not been tested by time or the marketplace. The securities of emerging growth companies often have limited marketability and may be subject to more volatile market movements than securities of larger, more established growth companies or the market averages in general. Therefore, a Fund that invests in emerging growth companies may be subject to greater fluctuation in value than funds investing entirely in proven growth stocks.

EMERGING MARKET SECURITIES. The Adviser or sub-advisers may invest in emerging markets. Most of these markets have a relatively low gross national product per capita, compared to the world’s major economies, but may exhibit potential for rapid economic growth. Securities of emerging market issuers may include common stock, preferred stocks (including convertible preferred stocks), warrants, bonds, notes and debentures convertible into common or preferred stock, equity interests in foreign investment funds or trusts and real estate investment trust securities. A Fund may also invest in the depositary receipts of such issuers. There are special risks involved in investing in emerging market countries. Many investments in emerging markets can be considered speculative, and their prices can be much more volatile than in the more developed nations of the world. This difference reflects the greater uncertainties of investing in less established markets and economies. The financial markets of emerging markets countries are generally less well capitalized and thus securities of issuers based in such countries may be relatively less liquid. Most are heavily dependent on international trade, and some are especially vulnerable to recessions in other countries. Many of these countries are also sensitive to world commodity prices. Some countries may still have obsolete financial systems, economic problems or archaic legal systems. The currencies of certain emerging market countries, and therefore the value of securities denominated in such currencies, may be more volatile than currencies of developed countries. In addition, many of these nations are experiencing political and social uncertainties.

Certain emerging markets may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, organizations, entities and/or individuals, changes in international trading patterns, trade barriers, and other protectionist or retaliatory measures. Economic sanctions could, among other things, effectively restrict or eliminate a Fund’s ability to purchase or sell securities or groups of securities for a substantial period of time, and may make a Fund’s investments in such securities harder to value. International trade barriers or economic sanctions against foreign countries, organizations, entities and/or individuals, may adversely affect a Fund’s foreign holdings or exposures. Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets, or the imposition of punitive taxes. Governmental actions can have a significant effect on the economic conditions in foreign countries, which also may adversely affect the value and liquidity of a Fund’s investments. For example, the governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain sectors or industries. In addition, a foreign government may limit or cause delay in the convertibility or repatriation of its currency which would adversely affect the U.S. dollar value and/or liquidity of investments denominated in that currency. Any of these actions could severely affect security prices, impair a Fund’s ability to purchase or sell foreign securities or transfer a Fund’s assets back into the U.S., or otherwise adversely affect a Fund’s operations. Certain foreign investments may become relatively less liquid in response to market developments or adverse investor perceptions, or become illiquid after purchase by a Fund, particularly during periods of market turmoil. Certain foreign investments may become illiquid when, for instance, there are few, if any, interested buyers and sellers or when dealers are unwilling to make a market for certain securities. When a Fund holds illiquid investments, its portfolio may be harder to value.

EXCHANGE-TRADED FUNDS. As discussed under “Investment in Other Investment Companies” below, other investment companies may include exchange-traded funds (“ETFs”), which are shares of publicly traded unit investment trusts, open-end funds or depositary receipts that seek to track the performance of specific indexes or companies in related industries. ETFs generally are subject to the same risks as the underlying securities the ETFs are designed to track and to the risks of the specific sector or industry tracked by the ETF. ETFs also are subject to the risk that their prices may not totally correlate to the prices of the underlying securities the ETFs are designed to track and the risk of possible trading halts due to market conditions or for other reasons. Although ETFs that track broad market indexes are typically large and their shares are fairly liquid, ETFs that track more specific indexes tend to be newer and smaller, and all ETFs have limited redemption features. Pursuant to certain exemptive relief granted by the SEC, a Fund’s investments in certain ETFs may exceed certain of the limits described herein.

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EXCHANGE-TRADED NOTES. A Fund may invest in exchange-traded notes (“ETNs”), which are debt securities whose returns are linked to a particular index. ETNs are typically linked to the performance of a commodities index that reflects the potential return on unleveraged investments in futures contracts of physical commodities, plus a specified rate of interest that could be earned on cash collateral. ETNs are subject to credit risk and counterparty risk. The value of an ETN may vary and may be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying commodities markets, changes in the applicable interest rates, changes in the issuer’s credit rating, and economic, legal, political, or geographic events that affect the referenced commodity. When a Fund invests in ETNs it will bear its proportionate share of any fees and expenses borne by the ETN. There may be restrictions on a Fund’s right to redeem its investment in an ETN, which is meant to be held until maturity. A Fund’s decision to sell its ETN holdings may be limited by the availability of a secondary market.

FOREIGN SECURITIES. Investment in securities of foreign issuers and in obligations of foreign branches of domestic banks involves somewhat different investment risks from those affecting securities of U.S. domestic issuers. There may be limited publicly available information with respect to foreign issuers, and foreign issuers are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to domestic companies. Amounts realized on foreign securities may be subject to high levels of foreign withholding and other taxes which may decrease the net return on foreign investments as compared to amounts realized by a Fund on domestic securities.

The value of a Fund’s investments in foreign securities may be adversely affected by changes in political or social conditions, diplomatic relations, confiscatory taxation, expropriation, nationalization, limitation on the removal of funds or assets, or imposition of (or change in) exchange control or tax regulations in those foreign countries. In addition, changes in government administrations or economic or monetary policies in the U.S. or abroad could result in appreciation or depreciation of portfolio securities and could favorably or unfavorably affect a Fund’s operations. Furthermore, the economies of individual foreign nations may differ from the U.S. economy, whether favorably or unfavorably, in areas such as growth of gross national product, rate of inflation, capital reinvestment, resource self- sufficiency and balance of payments position; it may also be more difficult to obtain and enforce a judgment against a foreign issuer.

Since investments in foreign securities often involve foreign currencies, the value of a Fund’s assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency rates and exchange control regulations, including currency blockage.

In addition, while the volume of transactions effected on foreign stock exchanges has increased in recent years, in most cases it remains appreciably below that of domestic security exchanges. Accordingly, a Fund’s foreign investments may be relatively less liquid and their prices may be more volatile than comparable investments in securities of U.S. companies. Moreover, the settlement periods for foreign securities, which are often longer than those for securities of U.S. issuers, may affect portfolio liquidity. In buying and selling securities on foreign exchanges, purchasers normally pay fixed commissions that are generally higher than the negotiated commissions charged in the U.S. In addition, there is generally less government supervision and regulation of securities exchanges, brokers and issuers located in foreign countries than in the U.S.

ILLIQUID INVESTMENTS. Illiquid investments are any investments that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. A Fund will not acquire any illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments that are assets. Some securities, such as those not registered under U.S. securities laws, cannot be sold in public transactions and may be subject to the limitation on illiquid investments. The Corporation has implemented a liquidity risk management program to identify illiquid investments pursuant to Rule 22e-4 under the 1940 Act, and the Board has approved the designation of a program administrator to administer the program.

The Subsidiary will also limit its investment in illiquid investments to 15% of its net assets.

INFLATION-PROTECTED SECURITIES. Unlike traditional debt securities that make fixed or variable principal and interest payments, inflation-protected debt securities are structured to provide protection against the negative effects of inflation. The value of the debt securities’ principal is adjusted to track changes in an official inflation measure. For example, the U.S. Treasury currently uses the Consumer Price Index for Urban Consumers as a measure of inflation for Treasury Inflation-Protected Securities (“TIPS”). Other inflation-protected securities may not carry a similar guarantee by their issuer. A Fund may buy TIPS that are designed to provide an investment

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vehicle that is not vulnerable to inflation. The interest rate paid by TIPS is fixed. The principal value rises or falls semi-annually based on changes in the published Consumer Price Index. If inflation occurs, the principal and interest payments on TIPS are adjusted to protect investors from inflationary loss. If deflation occurs, the principal and interest payments will be adjusted downward, although the principal will not fall below its face amount at maturity.

INVESTMENT GRADE DEBT SECURITIES. Investment grade securities have received one of the four highest ratings of a NRSRO. The ratings of AAA, AA, A and BBB by S&P or Fitch denote investment grade securities. The ratings of Aaa, Aa, A and Baa by Moody’s denote investment grade securities. Securities receiving the fourth highest rating (BBB by S&P or Fitch or Baa by Moody’s) have speculative characteristics and changes in the market or the economy are more likely to affect the ability of the issuer to repay its obligations when due. The credit ratings assigned to investment grade securities may not accurately reflect the true risks of an investment. In addition, credit agencies may fail to adjust credit ratings to reflect rapid changes in economic or company conditions that affect a security’s market value. In the event any debt obligation held by a Fund is downgraded below the lowest permissible grade, the Fund is not required to sell the security.

INVESTMENT IN OTHER INVESTMENT COMPANIES. A Fund may invest in securities of other open- or closed-end investment companies, including ETFs, to the extent that such investments are consistent with the Fund’s investment objective and policies and permissible under the 1940 Act and related rules and any exemptive relief from or interpretations of the SEC. The limitation in the foregoing sentence shall not apply to the Strategic Opportunities Fund’s investment in the Subsidiary. The Funds may invest in other investment companies during periods when there is a shortage of attractive securities available in the market, or when the Adviser or sub-advisers believe share prices of other investment companies offer attractive values. A Fund may also invest in other investment companies because the laws of some foreign countries may make it difficult or impossible for a Fund to invest directly in issuers organized or headquartered in those countries, or may limit such investments. The most efficient, and sometimes the only practical, means of investing in such companies may be through investment in other investment companies that in turn are authorized to invest in the securities of such issuers. Investing in other investment companies may result in higher fees and expenses for a Fund and its shareholders. A shareholder may be charged fees not only on Fund shares held directly but also on the investment company shares that a Fund purchases. A Fund may also invest in foreign investment companies or foreign investment schemes. In addition, investing in ETFs is subject to certain other risks. ETFs generally are subject to the same risks as the underlying securities the ETFs are designed to track, as well as to the risks of the specific sector or industry on which the ETF relates. ETFs also are subject to the risk that their prices may not totally correlate to the prices of the underlying securities the ETFs are designed to track and the risk of possible trading halts due to market conditions or for other reasons.

INVESTMENTS IN THE WHOLLY-OWNED SUBSIDIARY. The Strategic Opportunities Fund may invest up to 25% of its assets in the Subsidiary. Investments in the Subsidiary are expected to provide the Strategic Opportunities Fund with exposure to commodities and/or commodity-linked instruments and derivatives within the limitations of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), as discussed below under “How are the Funds Taxed.” The Subsidiary is an exempted limited company organized under the laws of the Cayman Islands, and is overseen by its own board of directors. The Fund is the sole shareholder of the Subsidiary.

It is expected that the Subsidiary will invest in commodity-linked instruments, including swaps and exchange-traded notes, options, futures and options on futures. The Subsidiary will also invest in inflation-indexed securities, ETFs, and other fixed income instruments which may also serve as margin or collateral for the Subsidiary’s derivative position. The Strategic Opportunities Fund may also invest directly in certain of these types of instruments, subject to certain limitations. To the extent that the Strategic Opportunities Fund invests in the Subsidiary, it indirectly will be subject to the risks associated with the instruments in which the Subsidiary invests, which are discussed in the Prospectus and elsewhere in this SAI.

While the Subsidiary may be considered, in some ways, as an investment company, it is not registered under the 1940 Act and is therefore not subject to the provisions of the 1940 Act, including investor protections sections, and other U.S. regulations. Changes in the laws of the U.S. and/or the Cayman Islands could result in the inability of the Strategic Opportunities Fund and/or the Subsidiary to operate as described in the Prospectus and this SAI and could negatively affect the Strategic Opportunities Fund and its shareholders.

LOAN PARTICIPATIONS AND ASSIGNMENTS. A Fund may invest in fixed or floating rate loans to U.S. companies, foreign entities, and U.S. subsidiaries of foreign entities made by one or more financial institutions. The rate of interest on a fixed-rate loan is generally a set amount. The rate of interest payable on floating rate loans is the sum of a base lending rate plus a specified spread. Base lending rates are generally the LIBOR, the CD rate of a

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designated U.S. bank, the prime rate of a designated U.S. bank, the Federal Funds rate, or another base lending rate used by commercial lenders. The applicable spread may be fixed at time of issuance or may adjust upward or downward to reflect changes in credit quality of the borrower. A Fund may invest in loans that are investment grade, below investment grade (“junk”), or not rated by any NRSRO. Loans that are rated lower than investment grade entail default and other risks greater than those associated with higher-rated loans. Generally, the lower the rating category, the riskier the investment. Typically, a Fund’s investments in loans are expected to take the form of loan participations and assignments of portions of loans from third parties.

Loans to corporations or governments may be originated, negotiated, and structured by a lead bank, insurance company, finance company, or other financial institutions (the “Agent”) for a lending syndicate of financial institutions. A Fund may participate in such loan syndicates by buying a fractional interest in the loan, or by purchasing an assignment of all of a portion of a loan previously attributable to a different lender. A Fund that purchases a participation interest does not have any direct contractual relationship with the borrower. The Fund will rely on the lender who sold the participation interest not only for the enforcement of the Fund’s rights against the borrower but also for the receipt and processing of payments due under the loan. The Fund may not directly benefit from any collateral supporting the loan in which it purchased the participation interest. The Fund may be subject to delays, expenses, and risks that are greater than those that would be involved if the Fund could enforce its rights directly against the borrower. In the event of the insolvency of the lender selling a participation interest, the Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower. Certain participation interests may be structured in a manner designed to avoid purchasers of participation interests being subject to the credit risk of the lender with respect to the participation; but even under such a structure, in the event of the lender’s insolvency, the lender’s servicing of the participation interest may be delayed and the assignability of the participation interest impaired.

Generally, a Fund purchases an assignment of a loan from a lender it will step into the shoes of the lender and acquire direct rights against the borrower on the loan. Because assignments are arranged through private negotiations between potential assignees and potential assignors, however, the rights and obligations acquired by the Fund as the purchaser of an assignment may differ from, and be more limited than, those held by the assigning lender. The assignability of certain obligations may be restricted by the governing documentation as to the nature of the assignee such that the only way in which a Fund may acquire an interest in a loan is by purchasing a participation of interest and not an assignment. The Fund may have difficulty disposing of assignments and participation interests given these limitations and other factors.

In the event a borrower becomes bankrupt or insolvent, the borrower may attempt to assert certain legal defenses as a result of improper conduct by the Agent. If an Agent declares bankruptcy, or has a receiver, conservator, or a similar official appointed for it by a regulatory authority, assets held by the Agent for a loan should remain available to holders of corporate loans, including the Fund. However, a regulatory authority or court may determine that assets held by the Agent for the benefit of the purchasers of the loans are subject to the claims of the Agent’s general or secured creditors, the purchasers, including the Fund, may incur certain costs and delays in realizing payment on a loan or suffer a loss of principal and/or interest.

Loans that are secured by specific collateral of the borrower generally are senior to most other securities of the borrower. The collateral typically has a market value, at the time the loan is made, that equals or exceeds the principal amount of the loan. The value of the collateral may decline, be insufficient to meet the obligations of the borrower, or be difficult to liquidate. As a result, a loan may not be fully collateralized and can decline significantly in value.

Generally, a loan is subject to legal or contractual restrictions on resale. Loans that a Fund may purchase are typically not listed on any securities exchange or automatic quotation system. As a result, no active market may exist for certain loans, and to the extent a secondary market exists for other loans, such market may be subject to irregular trading activity, wide bid/ask spreads, and extended trade settlement periods. The supply of loans may be limited from time to time due to a lack of sellers in the market for existing loans or the number of new loans currently being issued. As a result, the loans available for purchase may be lower quality or higher priced.

MASTER LIMITED PARTNERSHIPS (MLPs). Investments in securities of an MLP involve risks that differ from investments in common stock, including risks related to limited control and limited rights to vote on matters affecting the MLP, risks related to potential conflicts of interest between the MLP and the MLP’s general partner, cash flow risks, dilution risks and risks related to the general partner’s right to require unit-holders to sell their common units at an undesirable time or price, resulting from regulatory changes or other reasons. Certain MLP

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securities may trade in lower volumes due to their smaller capitalizations. Accordingly, those MLPs may be subject to more abrupt or erratic price movements and may lack sufficient market liquidity to enable a Fund to effect sales at an advantageous time or without a substantial drop in price. Investment in those MLPs may restrict a Fund’s ability to take advantage of other investment opportunities. MLPs are generally considered interest-rate sensitive investments. During periods of interest rate volatility, these investments may not provide attractive returns.

Much of the benefit that a Fund may derive from its investment in equity securities of MLPs is a result of MLPs generally being treated as partnerships for U.S. federal income tax purposes. Partnerships do not pay U.S. federal income tax at the partnership level. Rather, each partner is allocated a share of the partnership’s income, gains, losses, deductions and expenses. A change in current tax law or a change in the underlying business mix of a given MLP could result in an MLP being treated as a corporation for U.S. federal income tax purposes, which would result in the MLP being required to pay U.S. federal income tax (as well as state and local income taxes) on its taxable income. The classification of an MLP as a corporation for U.S. federal income tax purposes would have the effect of reducing the amount of cash available for distribution by the MLP. If any MLP in which a Fund invests were treated as a corporation for U.S. federal income tax purposes, it could result in a reduction of the value of the Fund’s investment in the MLP and lower income to a Fund.

MONEY MARKET INSTRUMENTS. Money market instruments are high-quality, short-term debt obligations, which include, but are not limited to: (i) U.S. Government obligations (i.e., a wide range of debt securities that include U.S. Treasury obligations, securities issued or guaranteed by various agencies of the U.S. Government or by various instrumentalities which have been established or sponsored by the U.S. Government); (ii) certain corporate debt securities (e.g., commercial paper and master notes (which are generally understood to be unsecured obligations of a firm, often private and/or unrated, privately negotiated by borrower and lender)); (iii) bank obligations (e.g., certificates of deposit, time deposits and bankers’ acceptances); (iv), pass-through certificates or participation interests; (v) short-term taxable municipal securities; (vi) repurchase agreements; and (vii) money market funds (i.e., funds that comply with Rule 2a-7 under the 1940 Act). Money market instruments are generally regarded to be of high quality. However, except for certain U.S. Government obligations, they generally are not backed or insured by the U.S. Government, its agencies or instrumentalities. Accordingly, the creditworthiness of an issuer, or guarantees of that issuer, supports such instruments. In addition, certain money market funds may impose a fee upon the sale of shares or may temporarily suspend the ability of investors to redeem shares if such fund’s liquidity falls below required minimums.

MORTGAGE-BACKED SECURITIES. Mortgage-backed securities are a type of asset-backed security and represent interests in, or debt instruments backed by, pools of underlying mortgages. In some cases, these underlying mortgages may be insured or guaranteed by the U.S. Government or its agencies. Mortgage-backed securities entitle the security holders to receive distributions that are tied to the payments made on the underlying mortgage collateral (less fees paid to the originator, servicer, or other parties, and fees paid for credit enhancement), so that the payments made on the underlying mortgage collateral effectively pass through to such security holders. Mortgage- backed securities are created when mortgage originators (or mortgage loan sellers who have purchased mortgage loans from mortgage loan originators) sell the underlying mortgages to a special purpose entity in a process called a securitization. The special purpose entity issues securities that are backed by the payments on the underlying mortgage loans, and have a minimum denomination and specific term. The securities, in turn, are either privately placed or publicly offered.

Mortgage-backed securities may be issued or guaranteed by the Government National Mortgage Association (“GNMA”), the Federal National Mortgage Association (“FNMA”), or the Federal Home Loan Mortgage Corporation (also known as Freddie Mac) (“FHLMC”), but also may be issued or guaranteed by other issuers, including private companies. GNMA is a government-owned corporation that is an agency of the U.S. Department of Housing and Urban Development. It guarantees, with the full faith and credit of the United States, full and timely payment of all monthly principal and interest on its mortgage-backed securities. FNMA is a private, shareholder- owned company that purchases both government-backed and conventional mortgages from lenders and securitizes them. FNMA is a congressionally chartered company, although neither its stock nor the securities it issues are insured or guaranteed by the U.S. Government. FHLMC is a publicly chartered agency that buys qualifying residential mortgages from lenders, “repackages” them and provides certain guarantees. FHLMC’s stock is owned by savings institutions across the United States and is held in trust by the Federal Home Loan Bank System.

Mortgage-backed securities issued by FHLMC are not guaranteed as to timely payment of interest and principal by the U.S. Government.

On September 7, 2008, FHLMC and FNMA were placed into conservatorship by their new regulator, the Federal

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Housing Finance Agency (“FHFA”), an agency of the U.S. government, with a stated purpose to preserve and conserve FHLMC’s and FNMA’s assets and property and to put them in a sound and solvent condition. The U.S. Treasury has made a commitment of indefinite duration to maintain the positive net worth of FHLMC and FNMA in exchange for senior preferred stock and warrants for common stock of the entities. No assurance can be given that the purposes of the conservatorship and related actions under the authority of FHFA will be met or that the U.S. Treasury’s initiative will be successful.

The future status and role of FHLMC and FNMA could be impacted by (among other things) the actions taken and restrictions placed on FHLMC and FNMA by the FHFA in its role as conservator, the restrictions placed on FHLMC’s and FNMA’s operations and activities under stock purchase agreements with the FHFA, market responses to developments at FHLMC and FNMA, and future legislative and regulatory action that alters the operations, ownership, structure, and/or mission of these institutions, each of which may, in turn, impact the value of, and cash flows on, any securities guaranteed by FHLMC and FNMA.

Investing in mortgage-backed securities is subject to certain risks, including, among others, prepayment, market and credit risks. Prepayment risk reflects the risk that borrowers may prepay their mortgages more quickly than expected, which may affect the security’s average maturity and rate of return. Whether or not a mortgage loan is prepaid is almost entirely controlled by the borrower. Borrowers are most likely to exercise prepayment options at the time when it is least advantageous to investors, generally prepaying mortgages as interest rates fall, and slowing payments as interest rates rise. Besides the effect of prevailing interest rates, the rate of prepayment and refinancing of mortgages also may be affected by home value appreciation, ease of the refinancing process and local economic conditions, among other factors. Market risk reflects the risk that the price of a security may fluctuate over time. The price of mortgage-backed securities can be particularly sensitive to prevailing interest rates, the length of time the security is expected to be outstanding and the liquidity of the issue. In a period of unstable interest rates, there may be decreased demand for certain types of mortgage-backed securities, which in turn may decrease their value. Credit risk reflects the risk that a holder of mortgage-backed securities may not receive all or part of its principal because the issuer or credit enhancer has defaulted on its obligations. Mortgage-backed securities issued by private issuers, whether or not such obligations are subject to guarantees by the private issuer, may entail greater risk than mortgage-backed securities guaranteed by the U.S. Government. The performance of mortgage-backed securities issued by private issuers generally depends on the financial health of those institutions. The residential mortgage market in the United States recently has experienced difficulties that may adversely affect the performance and market value of certain of the Fund’s mortgage-related investments. Delinquencies and losses on residential mortgage loans (especially sub-prime and second-lien mortgage loans) may continue to increase as a result of various economic and other factors, and a decline in or flattening of housing values (as has recently been experienced and may continue to be experienced in many housing markets) may exacerbate such delinquencies and losses. Also, a number of residential mortgage loan originators have recently experienced serious financial difficulties or bankruptcy. Owing largely to the foregoing, reduced investor demand for mortgage loans and mortgage-related securities and increased investor yield requirements have caused limited liquidity in the secondary market for mortgage-related securities, which can adversely affect the market value of mortgage-related securities. It is possible that such limited liquidity in such secondary markets could continue or worsen.

ADJUSTABLE RATE MORTGAGE SECURITIES (ARMS). ARMS, like traditional fixed rate mortgage- backed securities, represent an ownership interest in a pool of mortgage loans and are issued, guaranteed or otherwise sponsored by governmental or by private entities. Unlike traditional mortgage-backed securities, the mortgage loans underlying ARMS generally carry adjustable interest rates, and in some cases principal repayment rates, that are reset periodically. An adjustable interest rate may be passed-through or otherwise offered on certain ARMS. Investing in ARMS may permit a Fund to participate in increases in prevailing current interest rates through periodic adjustments in the interest rate payments on mortgages underlying the pool on which the ARMS are based. ARMS generally have lower price fluctuations than is the case with more traditional fixed income debt securities of comparable rating and maturity.

The interest rates paid on ARMS generally are readjusted at intervals of one year or less to a rate that is an increment over some predetermined interest rate index, although some securities may have reset intervals as long as five years. There are three main categories of indices: those based on LIBOR, those based on U.S. Treasury securities and those derived from a calculated measure such as a cost of funds index (indicating the cost of borrowing) or a moving average of mortgage rates. Commonly used indices include the one-, three-, and five-year constant-maturity Treasury rates; the three-month Treasury bill rate; the 180- day Treasury bill rate; rates on longer-term Treasury securities; the 11th District Federal Home Loan Bank Cost of Funds; the National Median Cost of Funds; the one-, three-, six-month, or one-year LIBOR; the prime rate of a specific bank; or commercial paper rates.

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In a changing interest rate environment, the reset feature may act as a buffer to reduce sharp changes in the ARMS’ value in response to normal interest rate fluctuations. However, the time interval between each interest reset causes the yield on the ARMS to lag behind changes in the prevailing market interest rate. As interest rates are reset on the underlying mortgages, the yields of the ARMS gradually re-align themselves to reflect changes in market rates so that their market values remain relatively stable compared to fixed-rate mortgage-backed securities.

As a result, ARMS also have less risk of a decline in value during periods of rising interest rates than if a Fund invested in more traditional long-term, fixed-rate mortgage-backed securities. However, during such periods, this reset lag may result in a lower NAV until the interest rate resets to market rates. If prepayments of principal are made on the underlying mortgages during periods of rising interest rates, the Fund generally will be able to reinvest these amounts in securities with a higher current rate of return. However, a Fund will not benefit from increases in interest rates to the extent that interest rates exceed the maximum allowable annual or lifetime reset limits (or cap rates) for a particular mortgage-backed security. See “Caps and floors” below. This is because borrowers with the adjustable rate mortgage loans that are pooled into ARMS generally see an increase in their monthly mortgage payments when interest rates rise which in turn increases their rate of late payments and defaults.

Because an investor is “locked in” at a given interest rate for the duration of the interval until the reset date, whereas interest rates continue to fluctuate, the sensitivity of an ARMS’ price to changes in interest rates tends to increase along with the length of the interval. To the extent a Fund invests in ARMS that reset infrequently, the Fund will be subject to similar interest rate risks as when investing in fixed-rate debt securities. For example, a Fund can expect to receive a lower interest rate than the prevailing market rates (or index rates) in a rising interest rate environment because of the lag between daily increases in interest rates and periodic readjustments.

During periods of declining interest rates, the interest rates on the underlying mortgages may reset downward with a similar lag, resulting in lower yields to a Fund. As a result, the value of ARMS is unlikely to rise during periods of declining interest rates to the same extent as the value of fixed-rate securities do. During periods of rising interest rates, ARMS will be subjected to greater extension risk than fixed-rate mortgage-backed securities. This is because borrowers with adjustable rate loans will generally see their monthly payment obligations increase along with interest rates, with the result being an increase in late payments and defaults.

Caps and floors. The underlying mortgages that collateralize ARMS will frequently have caps and floors that limit the maximum amount by which the interest rate to the residential borrower may change up or down (a) per reset or adjustment interval and (b) over the life of the loan. Fluctuations in interest rates above the applicable caps or floors on the ARMS could cause the ARMS to “cap out” and to behave more like long-term, fixed-rate debt securities.

Negative amortization. Some mortgage loans restrict periodic adjustments by limiting changes in the borrower’s monthly principal and interest payments rather than limiting interest rate changes. These payment caps may result in negative amortization, where payments are less than the amount of principal and interest owed, with excess amounts added to the outstanding principal balance, which can extend the average life of the mortgage-backed securities.

COMMERCIAL MORTGAGE-BACKED SECURITIES. Commercial mortgage-backed securities include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. Commercial mortgage-backed securities may be relatively less liquid and exhibit greater price volatility than other types of mortgage- or asset-backed securities.

MORTGAGE DOLLAR AND U.S. TREASURY ROLLS.

Mortgage dollar rolls. In a mortgage dollar roll, a Fund sells or buys mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase or sell substantially similar (same type, coupon, and maturity) securities on a specified future date. During the period between the sale and repurchase (the “roll period”), a Fund forgoes principal and interest payments that it would otherwise have received on the securities sold. A Fund is compensated by the difference between the current sales price, which it receives, and the lower forward price that it will pay for the future purchase (often referred to as the “drop”), as well as by the interest earned on the cash proceeds of the initial sale.

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For each roll transaction, a Fund will segregate or “earmark” liquid assets equal in value to its obligation in respect of the roll transaction.

A Fund is exposed to the credit risk of its counterparty in a mortgage dollar roll or U.S. Treasury roll transaction. A Fund could suffer a loss if the counterparty fails to perform the future transaction or otherwise meet its obligations and the Fund is therefore unable to repurchase at the agreed upon price the same or substantially similar mortgage-backed securities it initially sold. A Fund also takes the risk that the mortgage-backed securities that it repurchases at a later date will have less favorable market characteristics than the securities originally sold (e.g., greater prepayment risk).

A Fund intends to enter into mortgage dollar rolls only with high quality securities dealers and banks as determined by the Adviser or sub-adviser. Although rolls could add leverage to a Fund’s portfolio, the Fund does not consider the purchase and/or sale of a mortgage dollar roll to be a borrowing for purposes of the Fund’s fundamental restrictions or other limitations on borrowing.

U.S. Treasury rolls. In U.S. Treasury rolls, a Fund sells U.S. Treasury securities and buys back “when- issued” U.S. Treasury securities of slightly longer maturity for simultaneous settlement on the settlement date of the “when-issued” U.S. Treasury security. Two potential advantages of this strategy are (1) a Fund can regularly and incrementally adjust its weighted average maturity of its portfolio securities (which otherwise would constantly diminish with the passage of time); and (2) in a normal yield curve environment (in which shorter maturities yield less than longer maturities), a gain in yield to maturity can be obtained along with the desired extension.

During the period before the settlement date, a Fund continues to earn interest on the securities it is selling. It does not earn interest on the securities that it is purchasing until after the settlement date. The Fund could suffer an opportunity loss if the counterparty to the roll failed to perform its obligations on the settlement date, and if market conditions changed adversely. Funds generally enter into U.S. Treasury rolls only with government securities dealers recognized by the Federal Reserve Board or with member banks of the Federal Reserve System.

MUNICIPAL SECURITIES. Municipal securities are generally issued to finance public works such as airports, bridges, highways, housing, hospitals, mass transportation projects, schools, streets, and water and sewer works. They are also issued to repay outstanding obligations, to raise funds for general operating expenses, and to make loans to other public institutions and facilities.

Municipal securities include industrial development bonds issued by or on behalf of public authorities to provide financing aid to acquire sites or construct and equip facilities for privately or publicly owned corporations. The availability of this financing encourages these corporations to locate within the sponsoring communities and thereby increases local employment.

Municipal securities can be classified into two principal categories: “general obligation” bonds and other securities and “revenue” bonds and other securities. General obligation bonds are secured by the issuer’s full faith, credit and taxing power for the payment of principal and interest. The issuer must impose and collect taxes sufficient to pay principal and interest on the bonds. However, the issuer’s authority to impose additional taxes may be limited by its charter or state law.

Special revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source, such as the user of the facility being financed. Bondholders may not collect from the municipality’s general taxes or revenues. For example, a municipality may issue bonds to build a toll road and pledge the tolls to repay the bonds. Therefore, a shortfall in the tolls normally would result in a default on the bonds. Private activity bonds are special revenue bonds used to finance private entities. For example, a municipality may issue bonds to finance a new factory to improve its local economy. The municipality would lend the proceeds from its bonds to the company using the factory, and the company would agree to make loan payments sufficient to repay the bonds. The bonds would be payable solely from the company’s loan payments, not from any other revenues of the municipality. Therefore, any default on the loan normally would result in a default on the bonds. Although Fund distributions attributable to interest on private activity bonds generally are not subject to regular federal income tax, such distributions generally are subject to the federal alternative minimum tax. Tax increment financing (“TIF”) bonds are payable from increases in taxes or other revenues attributable to projects financed by the bonds. For example, a municipality may issue TIF bonds to

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redevelop a commercial area. The TIF bonds would be payable solely from any increase in sales taxes collected from merchants in the area. The bonds could default if merchants’ sales, and related tax collections, failed to increase as anticipated. Municipal securities also may include “moral obligation” securities, which normally are issued by special purpose public authorities. If the issuer of moral obligation securities is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the governmental entity that created the special purpose public authority.

Investing in municipal securities is subject to certain risks. There are variations in the quality of municipal securities, both within a particular classification and between classifications, and the rates of return on municipal securities can depend on a variety of factors, including general money market conditions, the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation, and the rating of the issue. The ratings of NRSROs represent their opinions as to the quality of municipal securities. It should be emphasized, however, that these ratings are general and are not absolute standards of quality, and municipal securities with the same maturity, interest rate, and rating may have different rates of return while municipal securities of the same maturity and interest rate with different ratings may have the same rate of return.

The payment of principal and interest on most municipal securities purchased by a Fund will depend upon the ability of the issuers to meet their obligations. Each state, each of their political subdivisions, municipalities, and public authorities, as well as the District of Columbia, Puerto Rico, Guam, and the Virgin Islands, is a separate “issuer.” An issuer’s obligations under its municipal securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the United States Bankruptcy Code. The power or ability of an issuer to meet its obligations for the payment of interest on and principal of its municipal securities may be materially adversely affected by litigation or other conditions.

A Fund may purchase municipal securities covered by insurance which guarantees the timely payment of principal at maturity and interest (but not the value of the bonds before they mature) on such securities. These insured municipal securities are either (1) covered by an insurance policy applicable to a particular security, whether obtained by the issuer of the security or by a third party (Issuer-Obtained Insurance) or (2) insured under master insurance policies issued by municipal bond insurers, which may be purchased by the Fund. The premiums for the policies may be paid by the Fund and the yield on the Fund’s investments may be reduced thereby.

A Fund may require or obtain municipal bond insurance when purchasing municipal securities which would not otherwise meet the Fund’s quality standards. A Fund may also require or obtain municipal bond insurance when purchasing or holding specific municipal securities, when, in the opinion of the Adviser or sub-advisers, such insurance would benefit the Fund (for example, through improvement of portfolio quality or increased liquidity of certain securities). Issuer-Obtained Insurance policies are non-cancelable and continue in force as long as the municipal securities are outstanding and their respective insurers remain in business. If a municipal security is covered by Issuer-Obtained Insurance, then such security need not be insured by the policies purchased by the Fund.

Specific types of municipal securities include municipal bonds, municipal notes and municipal leases:

MUNICIPAL BONDS. Municipal bonds are debt obligations of a governmental entity that obligate the municipality to pay the holder a specified sum of money at specified intervals and to repay the principal amount of the loan at maturity.

CALIFORNIA MUNICIPAL BONDS. The California Municipal Bond Fund may be particularly affected by political, economic or regulatory developments affecting the ability of California tax-exempt issuers to pay interest or repay principal.

Provisions of the California Constitution and State statutes that limit the taxing and spending authority of California governmental entities may impair the ability of California governmental issuers to maintain debt service on their obligations. Future California political and economic developments, constitutional amendments, legislative measures, executive orders, administrative regulations, litigation and voter initiatives as well as environmental events could have an adverse effect on the debt obligations of California issuers. The information set forth below constitutes only a brief summary of a number of complex factors that may impact issuers of California Municipal Bonds. The information is derived from sources that are generally available to investors, including information promulgated by the State’s Department of Finance, the State’s Treasurer’s Office, and the Legislative Analyst’s Office. The information is intended to give a recent historical description and is not intended to indicate future or continuing trends in the financial or other positions of California. Such information has not been independently verified by the Fund, and the Fund assumes no responsibility for the

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completeness or accuracy of such information. It should be noted that the financial strength of local California issuers and the creditworthiness of obligations issued by local California issuers are not directly related to the financial strength of the State or the creditworthiness of obligations issued by the State, and there is no obligation on the part of the State to make payment on such local obligations in the event of default.

Certain debt obligations held by the Fund may be obligations of issuers that rely in whole or in substantial part on California state government revenues for the continuance of their operations and payment of their obligations. Whether and to what extent the California Legislature will continue to appropriate a portion of the State’s General Fund to counties, cities and their various entities, which depend upon State government appropriations, is not entirely certain. To the extent local entities do not receive money from the State government to pay for their operations and services, their ability to pay debt service on obligations held by the Fund may be impaired.

Certain tax-exempt securities in which the Fund may invest may be obligations payable solely from the revenues of specific institutions, or may be secured by specific properties, which are subject to provisions of California law that could adversely affect the holders of such obligations. For example, the revenues of California health care institutions may be subject to state laws, and California law limits the remedies of a creditor secured by a mortgage or deed of trust on real property.

Relative to other states, California has for many years imposed a very high state and local tax burden on residents. The burden of state and local taxation, in combination with the many other causes of regional economic dislocation, has contributed to the decisions of some businesses and individuals to relocate outside of, or not locate within, California. The economic and financial condition of the State also may be affected by various financial, social, economic, environmental and political factors. For example, the electronics and technology industry is more central to California’s economy than to the national economy, therefore any significant decline in the electronics and technology industry could adversely affect the State’s income and employment levels. Furthermore, such financial, social, economic, environmental and political factors can be very complex, may vary from year to year and can be the result of actions taken not only by the State and its agencies and instrumentalities, but also by entities, such as the Federal government, that are not under the control of the State.

California’s economy has major components in advanced electronics and computer technology, trade,

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entertainment, manufacturing, government, tourism, construction and services, and may be sensitive to economic factors affecting those industries.

California has experienced a number of natural disasters in recent years, including devastating wildfires, for which the State has received, and anticipates further receipt of, Federal disaster aid. However, there can be no assurance that anticipated Federal disaster aid will be provided to the State, or that such Federal disaster aid, if provided, will be for the full amount estimated or on the timeline expected.

California’s real gross domestic product (“GDP”) increased by 3.0% in 2017, and totaled $2.8 trillion at current prices, making California the fifth largest economy in the world. As the labor market is tightening, job growth has been gradually slowing, with an average monthly gain of 29,000 jobs in 2017, following average monthly gains of 30,000 in 2016 and 42,000 in 2015. Despite the increase in the minimum wage, lower-wage sectors, such as leisure and hospitality, and educational and health services continued to grow in 2017. The unemployment rate in November 2018 was 4.1% and is expected to remain low despite the increase in the minimum wage. Average wages are starting to rise but at a slower rate than in previous periods of very low unemployment.

On June 27, 2018, the California State Budget for fiscal year 2018-19 was signed into law (“Enacted Budget”). The Enacted Budget projects that General Fund revenues and transfers will be $133.3 billion and expenditures will be $138.7 billion. The Enacted Budget states that the General Fund began fiscal year 2017-18 with a surplus balance of $5.7 billion, and projects that the General Fund will begin fiscal year 2018-19 with a surplus of approximately $8.5 billion. The projected fiscal year 2018-19 General Fund revenues and transfers are 2.7% greater than the revised fiscal year 2017-18 estimate of $129.8 billion, while the projected fiscal year 2018-19 expenditures are 9.2% greater than the revised fiscal year 2017-18 estimate of $127.0 billion.

The Governor released the proposed budget for fiscal year 2019-20 on January 10, 2019 (“Governor’s Budget”). The Governor’s Budget focused on continuing to maintain a balanced budget while build the 28 State’s rainy day fund. In addition, the Governor’s Budget also focused on paying down certain of the State’s debts and unfunded liabilities, including the State’s retiree health and unfunded pension liabilities. The Governor’s Budget also allocated funding to programs intended to make living in California more affordable and to spur housing development in the State.

The Governor’s Budget projected that General Fund revenues and transfers would be $142.6 billion and expenditures would be $144.2 billion. The Governor’s Budget stated that the General Fund began fiscal year 2018-19 with a surplus balance of $12.4 billion, and projected that the General Fund would begin fiscal year 2019-20 with a surplus of approximately $5.2 billion. The projected fiscal year 2019-20 General Fund revenues and transfers were 4.1% greater than the revised fiscal year 2018-19 estimate of $136.9 billion, while the projected fiscal year 2019-20 expenditures were 0.1% greater than the revised fiscal year 2018-19 estimate of $144.1 billion.

The LAO released its report on the Governor’s Budget on January 14, 2019. In the report, the LAO indicated that the State budget outlook continues to be positive and that lower-than-expected spending in health and human services had resulted in more discretionary resources available for the State to allocate. The LAO also noted that the Governor’s Budget prioritizes debt repayments and one-time spending, including paying down certain unfunded retirement liabilities and budgetary debts, and allocates less than other recent budgets have to discretionary reserves. The LAO further notes that while the Governor’s proposal to spend $3 billion on an ongoing basis is in line with its earlier estimation of the amount of ongoing spending that the State budget could support, certain of the spending proposals could have higher costs depending on economic conditions.

Moody’s, S&P and Fitch assign ratings to California’s long-term general obligation bonds, which represent their opinions as to the quality of the municipal bonds they rate. As of February 15, 2019, California’s general obligation bonds were assigned ratings of Aa3, AA- and AA- by Moody’s, S&P and Fitch, respectively. The ratings agencies continue to monitor the State’s budget deliberations closely to determine whether to alter the ratings. It should be recognized that these ratings are not an absolute standard of quality, but rather general indicators. Such ratings reflect only the view of the originating rating agencies, from which an explanation of the significance of such ratings may be obtained. There is no assurance that a particular rating will continue for any given period of time or that any such rating will not be revised downward or withdrawn entirely if, in the judgment of the agency establishing the rating, circumstances so warrant. A downward revision or withdrawal of such ratings, or either of them, may affect the market price of the State municipal obligations in which the Fund invests.

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California is a party to numerous legal proceedings, many of which normally occur in governmental operations and which, if decided against California, might require California to make significant future expenditures or impair future revenue sources.

Constitutional and statutory amendments as well as budget developments may affect the ability of California issuers to pay interest and principal on their obligations. The overall effect may depend upon whether a particular California tax-exempt security is a general or limited obligation bond and on the type of security provided for the bond. It is possible that measures affecting the taxing or spending authority of California or its political subdivisions may be approved or enacted in the future.

NEW YORK MUNICIPAL BONDS. The New York Municipal Bond Fund may be particularly affected by political, economic or regulatory developments affecting the ability of New York tax-exempt issuers to pay interest or repay principal. Investors should be aware that certain issuers of New York tax-exempt securities have at times experienced serious financial difficulties. A reoccurrence of these difficulties may impair the ability of certain New York issuers to maintain debt service on their obligations. The following information provides only a brief summary of the complex factors affecting the financial situation in New York and is derived from sources that are generally available to investors, including the New York State Division of the Budget and the New York City Office of Management and Budget. The information is intended to give a recent historical description and is not intended to indicate future or continuing trends in the financial or other positions of New York. Such information has not been independently verified by the Fund and the Fund assumes no responsibility for the completeness or accuracy of such information. It should be noted that the creditworthiness of obligations issued by local New York issuers may be unrelated to the creditworthiness of obligations issued by New York City and State agencies, and that there is no obligation on the part of New York State to make payment on such local obligations in the event of default.

Relative to other states, New York has for many years imposed a very high state and local tax burden on residents. The burden of state and local taxation, in combination with the many other causes of regional economic dislocation, has contributed to the decisions of some businesses and individuals to relocate outside of, or not locate within, New York. The economic and financial condition of the State also may be affected by various financial, social, economic, environmental and political factors. For example, the securities industry is more central to New York’s economy than to the national economy, therefore any significant decline in stock market performance could adversely affect the State’s income and employment levels. Furthermore, such financial, social, economic, environmental and political factors can be very complex, may vary from year to year and can be the result of actions taken not only by the State and its agencies and instrumentalities, but also by entities, such as the Federal government, that are not under the control of the State.

The fiscal stability of New York State is related to the fiscal stability of the State’s municipalities, its agencies and authorities (which generally finance, construct and operate revenue-producing public benefit facilities). This is due in part to the fact that agencies, authorities and local governments in financial trouble often seek State financial assistance. In the event that New York City or any of its agencies or authorities suffers serious financial difficulty, then the ability of the State, New York City, and the State’s political subdivisions, agencies and authorities to obtain financing in the public credit markets, and the market price of outstanding New York tax-exempt securities, may be adversely affected.

State actions affecting the level of receipts and disbursements, the relative strength of the State and regional economies and actions of the Federal government may create budget gaps for the State. Moreover, even an ostensibly balanced budget may still contain several financial risks. These risks include the impact of broad economic factors, additional spending needs, revenues that may not materialize and proposals to reduce spending or raise revenues that have been previously rejected by the Legislature. To address a potential imbalance in any given fiscal year, the State would be required to take actions to increase receipts and/or reduce disbursements as it enacts the budget for that year. Under the State Constitution, the Governor is required to propose a balanced budget each year. There can be no assurance, however, that the Legislature will enact such proposals or that the State’s actions will be sufficient to preserve budgetary balance in a given fiscal year or to align recurring receipts and disbursements in future fiscal years. The fiscal stability of the State is related to the fiscal stability of its public authorities. Authorities have various responsibilities, including those that finance, construct and/or operate revenue-producing public facilities. Authorities may issue bonds and notes within the amounts and restrictions set forth in their respective legislative authorization.

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Authorities are generally supported by revenues generated by the projects financed or operated, such as tolls charged for use of highways, bridges or tunnels; charges for electric power, electric and gas utility services; rentals charged for housing units and charges for occupancy at medical care facilities. In addition, State legislation authorizes several financing techniques for authorities. Also, there are statutory arrangements providing for State local assistance payments otherwise payable to localities, to be made under certain circumstances directly to the authorities. Although the State has no obligation to provide additional assistance to localities whose local assistance payments have been paid to authorities under these arrangements, if local assistance payments are diverted the affected localities could seek additional State assistance. Some authorities also receive monies from State appropriations to pay for the operating costs of certain of their programs.

Over the near and long term, New York State and New York City may face economic problems. New York City accounts for a large portion of the State’s population and personal income, and New York City’s financial health affects the State in numerous ways. New York City continues to require significant financial assistance from the State and depends on State aid to both enable it to balance its budget and to meet its cash requirements. The State could also be affected by the ability of the City to market its securities successfully in the public credit markets.

In February 2019, the State’s Division of Budget (“DOB”) issued an updated Executive Budget Financial Plan related to the State’s enacted budget for fiscal year (“FY”) 2020 (“Enacted Budget”), which includes projections for FYs 2019 through 2023. The FY 2020 authorized gap-closing plan consists of approximately $609 million in savings from spending control, including an $896 million reduction in local assistance spending. The budget gap represents the difference between: (a) the projected General Fund disbursements, including transfers to other funds, needed to maintain anticipated service levels and specific commitments; and (b) the expected level of resources to pay for them.

The State has experienced a number of natural disasters in recent years, for which the State has received, and anticipates further receipt of, Federal disaster aid. However, there can be no assurance that anticipated Federal disaster aid will be provided to the State, or that such Federal disaster aid, if provided, will be for the full amount estimated or on the timeline expected.

Although the State’s economy continues to show signs of growth, there are significant risks to this forecast, including, but not limited to, the effects of: national and international events, climate change and extreme weather events; ongoing financial instability in the Euro Zone; major terrorist events, hostilities or war; changes in consumer confidence, oil supplies and oil prices; cyber security attacks; Federal statutory and regulatory changes concerning financial sector activities; changes concerning financial sector bonus payouts; and shifts in monetary policy affecting interest rates and the financial markets.

The State projects total nonagricultural employment growth of 1.6% for 2019, with modest private sector growth of 1.2% for 2019. The State projects that wages will increase 4.1% for 2019, accompanied by total personal income growth of 4.1%. The State’s unemployment rate as of November 2018 was 3.9%, which was down from 4.7% in November 2017. The State’s unemployment rate was above the national average of 3.7% in November 2018.

On January 15, 2019, the Governor released the proposed budget for FY 2020 (“Executive Budget”) The estimated total General Fund receipts for the Executive Budget are projected to be $75.1 billion for FY 2020, an annual increase of $5.5 billion, or 7.9%, from FY 2019 projections. These receipts consisted of $47.6 billion in personal income tax revenues (an increase of 10.2% from FY 2019), $14.5 billion in consumption/use tax receipts (an increase of 7.4% from FY 2019) and $6.2 billion in business tax receipts (an increase of 14.2% from FY 2019). The growth is primarily attributable to: the change in timing of personal income tax receipts whereby a large amount of receipts was shifted from FY 2019 to FY 2018, projected growth in disposable income and taxable consumption, and new for-profit insurance providers subject to a premium insurance tax. Against these revenues and transfers, the Executive Budget included approximately $75.6 billion in General Fund disbursements.

New York City has the largest population of any city in the U.S., and it is obligated to maintain a complex, varied and aging infrastructure. The City bears responsibility for more school buildings, firehouses, health facilities, community colleges, roads, bridges, libraries, and police precincts than any other municipality in the country.

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New York City’s general debt limit, as provided in the New York State Constitution, is 10 percent of the five-year rolling average of the full value of taxable City real property. The City’s FY 2019 general debt-incurring power of $106.24 billion is projected to increase to $111.72 billion in FY 2020, to $117.77 billion in FY 2021, and to $123.54 billion by FY 2022. The City’s general obligation debt outstanding was $36.29 billion as of July 2018. After including contract and other liability and adjusting for appropriations, the City’s indebtedness that is counted toward the debt limit totaled $69.01 billion as of July 2018. This indebtedness is expected to grow to $96.61 billion by the beginning of FY 2022. The City is projected to have remaining debt-incurring capacity of $35.35 billion on July 1, 2019, $30.92 billion on July 1, 2020, and $26.83 billion on July 1, 2021.

In addition to general obligation bonds, the City maintains several additional credits, including bonds issued by the New York City Transitional Finance Authority (“NYCTFA”) and Tobacco Settlement Asset Securitization Corporation (“TSASC”). At the end of FY 2018, NYCTFA debt backed by personal income tax revenues accounted for $35.41 billion of debt. In July 2009, the State Legislature granted NYCTFA the authority to issue additional debt for general capital purposes. This additional borrowing above the initial $13.5 billion limit is secured by personal income tax revenues and counted under the City’s general debt limit. In addition to this capacity, the NYCTFA is authorized to issue up to $9.4 billion of Building Aid Revenue Bonds (BARBs) for education purposes. As of the end of FY 2018, there were $7.94 billion of BARBs outstanding. Debt service for these bonds is supported by State building aid revenues. At the end of FY 2018, TSASC debt totaled $1.07 billion. The City’s debt per capita has grown from $4,923 in FY 2000 to $10,399 by FY 2018, an increase of 111%. The growth in debt per capita over this same period was roughly the same as the growth in New York City personal income and 0.7 times the growth of New York City local tax revenues. Based on an analysis of financial statements released by other jurisdictions in FY 2017, New York City’s debt burden per capita was more than twice the average of a sample of large U.S. cities.

As of February 15, 2019, New York State’s general obligation bonds are rated AA+, Aa1, and AA+ by S&P, Moody’s, and Fitch, respectively. As of February 15, 2019, New York City’s general obligation debt was rated AA by S&P, Aa2 by Moody’s, and AA by Fitch. Such ratings reflect only the view of the originating rating agencies, from which an explanation of the significance of such ratings may be obtained. There is no assurance that a particular rating will continue for any given period of time or that any such rating will not be revised downward or withdrawn entirely if, in the judgment of the agency originally establishing the rating, circumstances so warrant. A downward revision or withdrawal of such ratings, or either of them, may have an effect on the market price of the State municipal obligations in which the Fund invests.

MUNICIPAL NOTES. Municipal notes may be issued by governmental entities and other tax-exempt issuers in order to finance short-term cash needs or, occasionally, to finance construction. Most municipal notes are general obligations of the issuing entity payable from taxes or designated revenues expected to be received within the relevant fiscal period. Municipal notes generally have maturities of one year or less. Municipal notes can be subdivided into two sub-categories: (i) municipal commercial paper and (ii) municipal demand obligations.

Municipal commercial paper typically consists of very short-term unsecured negotiable promissory notes that are sold, for example, to meet seasonal working capital or interim construction financing needs of a governmental entity or agency. While these obligations are intended to be paid from general revenues or refinanced with long-term debt, they frequently are backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or institutions.

Municipal demand obligations can be subdivided into two general types: variable rate demand notes and master demand obligations. Variable rate demand notes are tax-exempt municipal obligations or participation interests that provide for a periodic adjustment in the interest rate paid on the notes. They permit the holder to demand payment of the notes, or to demand purchase of the notes at a purchase price equal to the unpaid principal balance, plus accrued interest either directly by the issuer or by drawing on a bank letter of credit or guaranty issued with respect to such note. The issuer of the municipal obligation may have a corresponding right to prepay at its discretion the outstanding principal of the note plus accrued interest upon notice comparable to that required for the holder to demand payment. The variable rate demand notes in which a Fund may invest are payable, or are subject to purchase, on demand usually on notice of seven calendar days or less. The terms of the notes generally provide that interest rates are adjustable at intervals ranging from daily to six months. A Fund treats demand instruments as short-term securities, because their variable interest rate adjusts in response to changes in market rates, even though their stated maturity may extend beyond thirteen months.

Master demand obligations are tax-exempt municipal obligations that provide for a periodic adjustment in the

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interest rate paid and permit daily changes in the amount borrowed. The interest on such obligations is, in the opinion of counsel for the borrower, excluded from gross income for federal income tax purposes (but not necessarily for alternative minimum tax purposes). Although there is no secondary market for master demand obligations, such obligations are not considered by a Fund to be illiquid because they are payable upon demand.

MUNICIPAL LEASES. Municipal lease obligations are participations in privately arranged loans to state or local government borrowers. In general, such loans are unrated, in which case they will be determined by the Adviser or sub-advisers to be of comparable quality at the time of purchase to rated instruments that may be acquired by a Fund. Frequently, privately arranged loans have variable interest rates and may be backed by a bank letter of credit. In other cases, they may be unsecured or may be secured by assets not easily liquidated. Moreover, such loans in most cases are not backed by the taxing authority of the issuers and may have limited marketability or may be marketable only by virtue of a provision requiring repayment following demand by the lender.

Although lease obligations do not constitute general obligations of the municipal issuer to which the government’s taxing power is pledged, a lease obligation ordinarily is backed by the government’s covenant to budget for, appropriate, and make the payments due under the lease obligation. However, certain lease obligations contain “non-appropriation” clauses that provide that the government has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a periodic basis. In the case of a “non-appropriation” lease, a Fund’s ability to recover under the lease in the event of non-appropriation or default likely will be limited to the repossession of the leased property in the event that foreclosure proves difficult.

MUNICIPAL HOUSING BONDS. Municipal Housing Bonds are Municipal Bonds issued by state and municipal authorities established to purchase single family and other residential mortgages from commercial banks and other lending institutions within the applicable state or municipality. Generally, the authorities are not entitled to state or municipal appropriations from general tax revenues. As a result, and because investors in Municipal Housing Bonds receive repayments of principal as the underlying mortgages are paid prior to maturity, the yields obtainable on such Bonds exceed those of other similarly rated Municipal Bonds. As most Municipal Housing Bonds are secured only by the mortgages purchased, bonds used to purchase mortgages that are either insured by the Federal Housing Administration (the “FHA”) or guaranteed by the U.S. Department of Veterans Affairs (the “VA”) will have less risk of loss of principal than bonds used to purchase comparable mortgages that are not insured by the FHA or guaranteed by the VA. Although a Fund will attempt to diversify its holding of Municipal Housing Bonds geographically, there may be similar factors affecting the mortgagor’s ability to maintain payments under the underlying mortgages. Such factors could include changes in national and state policies relating to transfer payments such as unemployment insurance and welfare, and adverse economic developments, particularly those affecting less skilled and low income workers.

NON-DIVERSIFICATION STATUS. The California Municipal Bond Fund and the New York Municipal Bond Fund are non-diversified, which generally means that they may invest a greater percentage of their total assets in the securities of fewer issuers than a “diversified” fund. This increases the risk that a change in the value of any one investment held by the Funds could affect the overall value of the Funds more than it would affect that of a diversified fund holding a greater number of investments. Accordingly, the Funds’ value will likely be more volatile than if they were diversified funds.

PREFERRED STOCKS. Preferred stock represents an equity interest in a company that generally entitles the holder to receive, in preference to the holders of other stocks such as common stocks, dividends and a fixed share of the proceeds resulting from a liquidation of the company. The rights of preferred stock on the distribution of a corporation’s assets in the event of liquidation are generally subordinate to the rights associated with a corporation’s debt securities. Preferred shares are subject to issuer-specific and market risks applicable generally to equity securities. In addition, a company’s preferred stock generally pays dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of preferred stocks will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. Preferred stocks of smaller companies may be more vulnerable to adverse developments than those of larger companies.

PRIVATE PLACEMENTS AND OTHER RESTRICTED SECURITIES. Private placement securities are securities that have been privately placed and are not registered under the Securities Act of 1933, as amended (the “1933 Act”). They are eligible for sale only to certain eligible investors. Private placements often may offer attractive opportunities for investment not otherwise available on the open market. Private placement and other “restricted” securities often cannot be sold to the public without registration under the 1933 Act or the availability of

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an exemption from registration (such as Rules 144 or 144A), or they are “not readily marketable” because they are subject to other legal or contractual delays in or restrictions on resale.

Private placements typically may be sold only to qualified institutional buyers (or, in the case of the initial sale of certain securities, such as those issued in collateralized debt obligations or collateralized loan obligations, to accredited investors (as defined in Rule 501(a) under the 1933 Act), or in a privately negotiated transaction or to a limited number of purchasers, or in limited quantities after they have been held for a specified period of time and other conditions are met pursuant to an exemption from registration.

Investing in private placement and other restricted securities is subject to certain risks. Private placements may be considered illiquid investments. Private placements typically are subject to restrictions on resale as a matter of contract or under federal securities laws. Because there may be relatively few potential purchasers for such securities, especially under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, a Fund could find it more difficult to sell such securities when it may be advisable to do so or it may be able to sell such securities only at prices lower than if such securities were more widely held. At times, it also may be more difficult to determine the fair value of such securities for purposes of computing a Fund’s NAV due to the absence of a trading market.

QUANTITATIVE INVESTMENT STRATEGY RISK. A Fund may invest in securities using a quantitative process. The success of this strategy depends on the effectiveness of the process in screening securities for inclusion in the Fund’s portfolios. The factors used in the quantitative analysis and the weight placed on these factors may not be predictive of a security’s value. As a result, the Fund may have a lower return than if the Fund were managed using a strategy that did not incorporate quantitative analysis.

REAL ESTATE INVESTMENT TRUSTS. Real estate investment trusts, or REITs, are pooled investment vehicles that own, and usually operate, income-producing real estate. Some REITs also finance real estate. REITs are subject to management fees and other expenses, and so a Fund that invests in REITs will bear its proportionate share of the costs of the REITs’ operations. REITs are not diversified and are heavily dependent on cash flow.

An investment in a REIT is subject to the risks that impact the value of the underlying assets of the REIT. These risks include loss to casualty or condemnation, and changes in supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes and operating expenses. Other factors that may adversely affect REITs include poor performance by management of the REIT, changes to the tax laws, or failure by the REIT to qualify for preferential treatment under the Code. REITs are also subject to default by borrowers and self-liquidation, and are heavily dependent on cash flow. Some REITs lack diversification because they invest in a limited number of properties, a narrow geographic area, or a single type of property. Mortgage REITs may be impacted by the quality of the credit extended, inflation, and changes in market interest rates.

ROYALTY TRUSTS. Royalty trusts are structured similarly to REITs. A royalty trust generally acquires an interest in natural resource companies or chemical companies and distributes the income it receives to the investors of the royalty trust. A part or all of the income distributed to investors may be tax deferred.

REPURCHASE AGREEMENTS. Repurchase agreements are agreements under which a Fund acquires a security for a relatively short period of time subject to the obligation of a seller to repurchase and the Fund to resell such security at a fixed time and price (representing the Fund’s cost plus interest). Repurchase agreements also may be viewed as loans made by the Fund that are collateralized by the securities subject to repurchase. Such transactions are monitored to ensure that the value of the underlying securities will be at least equal at all times to the total amount of the repurchase obligation, including any accrued interest.

Repurchase agreements generally are subject to counterparty risk. If a counterparty defaults, a Fund could realize a loss on the sale of the underlying security to the extent that the proceeds of the sale are less than the resale price provided in the repurchase agreement including interest. In the event that a counterparty fails to perform because it is insolvent or otherwise subject to insolvency proceedings against it, a Fund’s right to take possession of the underlying securities would be subject to applicable insolvency law and procedure, including an automatic stay (which would preclude immediate enforcement of the Fund’s rights) and exemptions thereto (which would permit the Fund to take possession of the underlying securities or to void a repurchase agreement altogether). Since it is possible that an exemption from the automatic stay would not be available, the Fund might be prevented from immediately enforcing its rights against the counterparty. Accordingly, if a counterparty becomes insolvent or otherwise subject to insolvency proceedings against it, the Fund may incur delays in or be prevented from liquidating the underlying securities and could experience losses, including the possible decline in value of the underlying

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securities during the period in which the Fund seeks to enforce its rights thereto, possible subnormal levels of income or lack of access to income during such time, as well as the costs incurred in enforcing the Fund’s rights.

REVERSE REPURCHASE AGREEMENTS. In a reverse repurchase agreement, a Fund sells a security and agrees to repurchase the same security at a mutually agreed upon date and price reflecting the interest rate effective for the term of the agreement. Under a reverse repurchase agreement, the Fund continues to receive any principal and interest payments on the underlying security during the term of the agreement. Pursuant to regulations and/or published positions of the SEC or its staff, a Fund may be required to maintain asset coverage or offsetting positions in connection with reverse repurchase agreements. To the extent a Fund maintains asset coverage in the amount prescribed, such assets cannot be sold while the reverse repurchase agreement is outstanding, unless they are replaced with other suitable assets. As a result, there is a possibility that the reservation of a large percentage of a Fund’s assets could impede portfolio management or a Fund’s ability to meet redemption requests or other current obligations. Reverse repurchase agreements involve the risk that the market value of the portfolio securities transferred may decline below the price at which a Fund is obliged to purchase the securities. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, a Fund’s use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities.

SHORT SALES. A short sale is a transaction in which a Fund sells a security it does not own in anticipation that the market price of that security will decline. When a Fund makes a short sale, it must borrow the security sold short and deliver it to the broker/dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Fund may have to pay a fee to borrow particular securities and is often obligated to pay over any accrued interest and dividends on such borrowed securities. If the price of the security sold short increases between the time of the short sale and the time that the Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. The successful use of short selling may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged. Short sales involve the risk that losses may be exaggerated, potentially losing more money than the actual cost of the investment. Also, there is the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Fund.

To the extent that a Fund engages in short sales, it will provide collateral to the broker/dealer. A Fund will not sell securities short unless it (1) maintains, or has a right to acquire, an offsetting long position in an equal amount of such securities, or (2) maintains a segregated account consisting of cash or other liquid assets in accordance with applicable laws and regulations. While in a short position, a Fund will retain the securities, rights, or segregated assets. Short selling may accelerate the recognition of gains.

SMALL AND MEDIUM CAPITALIZATION STOCKS. Many small and mid capitalization companies (“Small and Mid Cap Companies”) will have had their securities publicly traded, if at all, for only a short period of time and will not have had the opportunity to establish a reliable trading pattern through economic cycles. Investing in small and mid capitalization stocks may involve greater risk than investing in large capitalization stocks and more established companies, since they can be subject to greater volatility. The price volatility of Small and Mid Cap Companies is relatively higher than larger, more mature companies. The greater price volatility of Small and Mid Cap Companies may result from the fact that there may be less market liquidity, less information publicly available or few investors who monitor the activities of these companies. Further, in addition to exhibiting greater volatility, the stocks of Small and Mid Cap Companies may, to some degree, fluctuate independently of the stocks of large companies. That is, the stocks of Small and Mid Cap Companies may decline in price as the price of large company stocks rise or vice versa. In addition, the market prices of these securities may exhibit more sensitivity to changes in industry or general economic conditions. Some Small and Mid Cap Companies will not have been in existence long enough to experience economic cycles or to know whether they are sufficiently well managed to survive downturns or inflationary periods. Further, a variety of factors may affect the success of a company’s business beyond the ability of its management to prepare or compensate for them, including domestic and international political developments, government trade and fiscal policies, patterns of trade and war or other military conflict which may affect particular industries, markets or the economy generally.

STANDBY COMMITMENTS. Standby commitments are securities under which a purchaser, usually a bank or broker/dealer, agrees to purchase, for a fee, an amount of a Fund’s municipal obligations. The amount payable by a bank or broker/dealer to purchase securities subject to a standby commitment typically will be substantially the same as the value of the underlying municipal securities. A Fund may pay for standby commitments either separately in cash or by paying a higher price for portfolio securities that are acquired subject to such a commitment.

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Using standby commitments is subject to certain risks. Standby commitments are subject to the risk that a counterparty will not fulfill its obligation to purchase securities subject to a standby commitment.

STRIPPED SECURITIES. Stripped securities are securities that evidence ownership in either the future interest or principal payments on an instrument. There are many different types and variations of stripped securities. For example, Separate Trading of Registered Interest and Principal Securities (“STRIPs”) can be component parts of a U.S. Treasury security where the principal and interest components are traded independently through DTC, a clearing agency registered pursuant to Section 17A of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and created to hold securities for its participants, and to facilitate the clearance and settlement of securities transactions between participants through electronic computerized book-entries, thereby eliminating the need for physical movement of certificates. Treasury Investor Growth Receipts (“TIGERs”) are Treasury securities stripped by brokers. Stripped mortgage-backed securities, or SMBS, also can be issued by the U.S. Government or its agencies. SMBS usually are structured with two or more classes that receive different proportions of the interest and principal distributions from a pool of mortgage-backed assets. Common types of SMBS will be structured so that one class receives some of the interest and most of the principal from the mortgage-backed assets, while another class receives most of the interest and the remainder of the principal. Investing in stripped securities is subject to certain risks. If the underlying obligations experience greater than anticipated prepayments of principal, a Fund may fail fully to recoup its initial investment in such securities. The market value of the class consisting primarily or entirely of principal payments can be especially volatile in response to changes in interest rates. The rates of return on a class of SMBS that receives all or most of the interest are generally higher than prevailing market rates of return on other mortgage-backed obligations because their cash flow patterns also are volatile and there is a greater risk that the initial investment will not be recouped fully.

STRUCTURED INVESTMENTS. Structured investments are interests in entities organized and operated solely for the purpose of restructuring the investment characteristics of a security or securities and then issuing that restructured security. Restructuring involves the deposit with, or purchase by, an entity (such as a corporation or trust) of specified instruments and the issuance by that entity of one or more classes of securities (structured investments) backed by, or representing interests in, the underlying instruments.

Subordinated classes typically have higher yields and present greater risks than unsubordinated classes. The extent of the payments made with respect to structured investments is dependent on the extent of the cash flow on the underlying instruments.

Certain issuers of structured investments may be deemed to be “investment companies” as defined in the 1940 Act. As a result, a Fund’s investment in these structured investments may be limited by the restrictions contained in the 1940 Act. The risks associated with investing in a structured investment are usually tied to the risks associated with investing in the underlying instruments and securities. The risks will also depend upon the comparative subordination of the class held by a Fund, relative to the likelihood of a default on the structured investment. To the extent that a Fund is exposed to default, the Fund’s structured investment may involve risks similar to those of high- yield debt securities. Structured investments typically are sold in private placement transactions, and there currently is no active trading market for structured investments. To the extent such investments are illiquid, they will be subject to the limitation on illiquid investments. These entities typically are organized by investment banking firms that receive fees in connection with establishing each entity and arranging for the placement of its securities. A Fund will indirectly pay its portion of these fees in addition to the fees associated with the creation and marketing of the underlying instruments and securities. If an active investment management component is combined with the underlying instruments and securities in the structured investment, there may be ongoing advisory fees which the Fund’s shareholders would indirectly pay.

U.S. GOVERNMENT SECURITIES. U.S. Government securities include:

•	direct obligations of the U.S. Treasury, such as U.S. Treasury bills, notes, and bonds;
•	notes, bonds and discount notes issued or guaranteed by U.S. Government agencies and instrumentalities supported by the full faith and credit of the U.S.;
•	notes, bonds and discount notes of U.S. Government agencies or instrumentalities which receive or have access to federal funding; and
•	notes, bonds and discount notes of other U.S. Government instrumentalities supported by the credit of the instrumentalities.

Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the GNMA, are supported by the full faith and credit of the United States; others, such as securities issued by FHLMC, FNMA

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and the Federal Home Loan Banks are neither insured nor guaranteed by the U.S. Government. However, these securities may be supported by the ability to borrow from the U.S. Treasury or by the credit of the issuing agency, authority, instrumentality or enterprise and, as a result, are subject to greater credit risk than securities issued or guaranteed by the U.S. Treasury. On September 7, 2008, the FHFA was appointed to be the conservator of FHLMC and FNMA for an indefinite period. As conservator, the FHFA will control and oversee the entities until the FHFA deems them financially sound and solvent, and the U.S. Department of Treasury has attempted to enhance the ability of these entities to meet their obligations. The U.S. Government and its agencies and instrumentalities do not guarantee the market value of their securities; consequently, the value of such securities will fluctuate. This may be the case especially when there is any controversy or ongoing uncertainty regarding the status of negotiations in the United States Congress to increase the statutory debt ceiling. If the United States Congress is unable to negotiate an adjustment to the statutory debt ceiling, there is also the risk that the U.S. Government may default on payments on certain U.S. Government securities, including those held by the Funds, which could have a material negative impact on the Funds.

TEMPORARY INVESTMENTS. A Fund may hold cash or money market instruments, or take other defensive investment positions, when the Adviser or sub-advisers: (i) are unable to locate favorable investment opportunities; (ii) determine that a temporary defensive position is advisable or necessary in order to meet anticipated redemption requests, in order to manage large cash inflows, or minimize potential losses during adverse market, economic, political, or other conditions or for other reasons; or (iii) are implementing a revised investment strategy for a given Fund. When a Fund engages in such strategies, it may not achieve its investment objective and such strategies may be inconsistent with a Fund’s principal investment strategies. During these times, the portfolio managers may make frequent portfolio holding changes, which could result in increased trading expenses and taxes, and decreased Fund performance.

VARIABLE RATE DEMAND NOTES. Variable rate demand notes are long-term corporate debt instruments that have variable or floating interest rates and provide a Fund with the right to tender the security for repurchase at its stated principal amount plus accrued interest. Such securities typically bear interest at a rate that is intended to cause the securities to trade at par. The interest rate may float or be adjusted at regular intervals (ranging from daily to annually), and is normally based on an interest rate index or a published interest rate. Many variable rate demand notes allow a Fund to demand the repurchase of the security on not more than seven days prior notice. Other notes only permit a Fund to tender the security at the time of each interest rate adjustment or at other fixed intervals.

WARRANTS AND RIGHTS. Warrants give a Fund the option to buy the issuer’s stock or other equity securities at a specified price. A Fund may buy the designated shares by paying the exercise price before the warrant expires. Warrants may become worthless if the price of the stock does not rise above the exercise price by the expiration date. Rights are the same as warrants, except they are typically issued to existing stockholders.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS. These transactions are made to secure what is considered to be an advantageous price or yield. Settlement dates may be a month or more after entering into these transactions, and the market values of the securities purchased may vary from the purchase prices. Other than normal transaction costs, no fees or expenses are incurred. However, liquid assets of a Fund are segregated on a Fund’s records at the trade date in an amount sufficient to make payment for the securities to be purchased. These assets are marked to market daily and are maintained until the transaction has been settled.

ZERO COUPON, PAY-IN-KIND AND STEP-COUPON SECURITIES. Zero coupon bonds are bonds sold at a discount to their stated value and do not pay any periodic interest. Pay-in-kind securities normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar security with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made. Step-coupon securities trade at a discount from their face value and pay coupon interest. The coupon rate is paid according to a schedule for a series of periods, typically lower for an initial period and then increasing to a higher coupon rate thereafter. The discount from the face amount or par value depends on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issue.

Generally, the market prices of zero coupon, step coupon and pay-in-kind securities are more volatile than the prices of securities that pay interest periodically and in cash and are likely to respond to changes in interest rates to a greater degree than other types of debt securities having similar maturities and credit quality. Under many market conditions, investments in zero coupon, step-coupon and pay-in-kind securities may be illiquid, making it difficult for a Fund to dispose of them or to determine their current value.

REGULATORY EVENTS. Legal, tax and regulatory changes could occur that may adversely affect each Fund and its ability to pursue its investment strategies and/or increase the costs of implementing such strategies. The U.S.

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Government, the Federal Reserve, the Treasury, the SEC, the CFTC, the FDIC and other governmental and regulatory bodies have taken or are considering taking actions in light of the financial crisis that began to unfold in 2007. These actions include, but are not limited to, the enactment by the United States Congress of the “Dodd-Frank Wall Street Reform and Consumer Protection Act,” which was signed into law on July 21, 2010, and imposes a new regulatory framework over the U.S. financial services industry and the consumer credit markets in general, and proposed regulations by the SEC. Proposed regulatory changes by the SEC relating to a registered investment company’s use of derivatives could potentially limit or impact the Funds’ ability to invest in derivatives and adversely affect the value or performance of a Fund or its derivative investments. Given the broad scope and sweeping nature of some of these regulatory measures, the potential impact they could have on securities held by each Fund is unknown. There can be no assurance that these measures will not have an adverse effect on the value or marketability of securities held by each Fund. Furthermore, no assurance can be made that the U.S. government or any U.S. regulatory body (or other authority or regulatory body) will not continue to take further legislative or regulatory action in response to the continuing economic turmoil or otherwise, and the effect of such actions, if taken, cannot be known. The current administration has recently indicated that it intends to scale back the scope of financial regulation, and the effect of such actions, if taken, also cannot be known.

ECONOMIC EVENTS. The negative impacts and continued uncertainty stemming from the sovereign debt crisis and economic difficulties in Europe and U.S. fiscal and political matters, including deficit reduction and U.S. debt ratings, have impacted and may continue to impact the global economic recovery. These events and possible market turbulence may have an adverse effect on each Fund. In response to the global financial crisis, the U.S. and other governments and the Federal Reserve and certain foreign central banks took steps to support financial markets. However, risks to a robust resumption of growth persist: a weak consumer weighed down by too much debt and unemployment rates, the growing size of the federal budget deficit and national debt, and the threat of inflation. A number of countries in Europe have experienced severe economic and financial difficulties. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts; many other issuers have faced difficulties obtaining credit or refinancing existing obligations; financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit; and financial markets in Europe and elsewhere have experienced extreme volatility and declines in asset values and liquidity. There is continued concern about national-level support for the euro and the accompanying coordination of fiscal and wage policy among European Economic and Monetary Union (“EMU”) member countries. Member countries are required to maintain tight control over inflation, public debt, and budget deficit to qualify for membership in the European EMU. These requirements can severely limit European EMU member countries’ ability to implement monetary policy to address regional economic conditions. A return to unfavorable economic conditions could impair a Fund’s ability to execute its investment strategies. In addition, in a referendum held on June 23, 2016, voters in the United Kingdom (“UK”) voted to leave the European Union (“EU”), creating economic and political uncertainty in its wake. On March 29, 2017, the UK formally triggered the process of leaving the EU by invoking Article 50 of the Treaty on European Union. The UK has provided the EU with notice of its intention to withdraw in March 2019 and the UK and EU are currently negotiating exit terms. Significant uncertainty exists regarding the effects such withdrawal will have on the Euro, European economies and global markets. In addition, the current political climate has intensified concerns about trade tariffs and a potential trade war between China and the United States. These consequences may trigger a significant reduction in international trade, the oversupply of certain manufactured goods, substantial price reductions of goods and possible failure of individual companies and/or large segments of China’s export industry with a potentially severe negative impact on the global economy. Events such as these are difficult to predict and may or may not occur in the future.

In December 2015, the Board of Governors of the Federal Reserve System (the “Fed”) ended its policy of keeping the federal funds rate at or near zero percent and purchasing large quantities of securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities on the open market (“quantitative easing”). Since ending this quantitative easing policy, the Fed has raised interest rates several times and it is anticipated that interest rates will continue to rise, and as a result there is a risk that interest rates across the U.S. financial markets will rise suddenly and significantly, thereby exposing fixed income and related markets to heightened volatility and reduced liquidity. . While the timing of such events is uncertain and the effects unpredictable, these changes to U.S. financial policy may expose a Fund to have risks associated with heightened volatility and reduce liquidity in the U.S. fixed income and related markets. Such events may cause a Fund to experience high redemption requests, thereby increasing portfolio turnover and associated transaction costs. In addition, to the extent a Fund invests in derivatives tied to fixed income markets, the Fund may be more substantially exposed to these risks than a fund that does not invest in derivatives. As a result of these developments, a Fund could sustain losses and/or reduced performance and the liquidity of a Fund’s portfolio may be adversely affected.

CYBER SECURITY. A Fund and its service providers, vendors, counterparties, or clients, and other third parties are susceptible to cyber security risks. These risks include, among other things, theft, misuse and loss of confidential

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and proprietary information, data corruption, and operational disruption. Cyberattacks against or security breakdowns of a Fund or its service providers may adversely impact the Fund and its shareholders, potentially resulting in, among other things, financial losses, the inability of Fund shareholders to transact business, inability to calculate the Fund’s NAV, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, and/or additional compliance and remediation costs. Cyber security risks may also impact issuers of securities in which a Fund invests, which may cause the Fund’s investment in such issuers to lose value. There can be no assurance that a Fund will not suffer losses relating to cyberattacks or other information security breaches in the future.

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INVESTMENT RESTRICTIONS

FUNDAMENTAL LIMITATIONS

The following investment limitations are fundamental and cannot be changed unless approved by a majority of the outstanding shares of the Corporation. The term “majority of outstanding shares” as defined by the 1940 Act means the vote of the lesser of (i) 67% or more of the shares of the Corporation present at a meeting, if the holders of more than 50% of the outstanding shares of the Corporation are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the Corporation. The Funds may not:

1.	Borrow money, except to the extent permitted by the 1940 Act, or any applicable rules, regulations or exemptive orders thereunder.

2.	Make loans of cash, securities or other assets, except to the extent permitted by the 1940 Act, or any applicable rules, regulations, or exemptive orders thereunder.

3.	Act as an underwriter of securities of other issuers, except insofar as a Fund may be deemed an underwriter under the 1933 Act, as amended, in disposing of a portfolio security.

4.	Purchase or sell real estate, except that any of the Funds may: (i) purchase or sell securities or instruments of issuers that invest, deal or otherwise engage in transactions in real estate or interests therein; (ii) purchase or sell securities or instruments that are secured by real estate or interests therein; (iii) purchase or sell real estate mortgage loans; and (iv) hold and dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of securities or instruments which are secured by real estate or interests therein.

5.	Purchase or sell physical commodities, except that any of the Funds may: (i) purchase and sell securities or instruments of companies that purchase or sell commodities or that invest in such products; and (ii) purchase, sell or enter into transactions involving currencies, forward contracts, options, swap contracts, futures contracts and options thereon, hybrid instruments, and other derivative instruments relating to indices or individual commodities.

6.	Issue senior securities, except to the extent permitted by the 1940 Act or any applicable rules, regulations or exemptive orders thereunder.

7.	Invest 25% or more of the value of each Fund’s total assets in any particular industry. In addition, the Municipal Bond Fund may not invest 25% or more of the value of its total assets in industrial development bonds or other securities, the interest on which is paid from revenues of similar type projects. This limitation does not apply to (i) securities or loans issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities and repurchase agreements secured by them or securities issued by state or municipal governments and their political subdivisions; and (ii) securities of investment companies to the extent permitted by the 1940 Act or any applicable rules, regulations or exemptive orders.

8.	With respect to each Fund other than the California Municipal Bond Fund and New York Municipal Bond Fund, purchase securities of any one issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities or of other investment companies) if, as a result, (i) more than 5% of the value of the Fund’s total assets will be invested in the securities of such issuer or (ii) more than 10% of the outstanding voting securities of such issuer would be owned by the Fund, except that up to 25% of the value of the Fund’s total assets may be invested without regard to such 5% and 10% limitations.

9.	With respect to the Municipal Bond Fund, invest less than 80% of net assets plus investment borrowings, under normal circumstances, in investments the income from which is exempt from federal income tax, but not necessarily the federal alternative minimum tax.

10.	With respect to the California Municipal Bond Fund, invest less than 80% of net assets plus investment borrowings, under normal circumstances, in investments the income from which is exempt from federal income tax and California income tax, but not necessarily the federal alternative minimum tax.

11.	With respect to the New York Municipal Bond Fund, invest less than 80% of net assets plus investment borrowings, under normal circumstances, in investments the income from which is exempt from federal income tax and New York income tax, but not necessarily the federal alternative minimum tax.

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NON-FUNDAMENTAL LIMITATIONS

The following are additional investment limitations of the Funds, which are “non-fundamental” and may be changed with Board approval.

1.	The Funds may not invest more than 15% of the market value of each Fund’s net assets in illiquid investments including repurchase agreements maturing in more than seven days.

2.	Pursuant to SEC Rule 35d-1:

(i)	The Large Cap Strategies Fund will invest, under normal circumstances, at least 80% of its net assets, including any borrowings for investment purposes, in equity securities of large capitalization companies.

(ii)	The Small & Mid Cap Strategies Fund will invest, under normal circumstances, at least 80% of its net assets, including borrowings for investment purposes, in securities of small and medium capitalization companies.

(iii)	The Fixed Income Fund will invest, under normal circumstances, at least 80% of its net assets, plus borrowings for investment purposes, in fixed income securities including corporate, asset-backed, mortgage-backed, and U.S. Government securities.

(iv)	The All Cap ESG Fund will invest, under normal circumstances, at least 80% of its net assets, including any borrowings for investment purposes, in securities of any market capitalization or sector that meet the Adviser’s ESG sustainability criteria.

3.	The Municipal Bond Fund will invest, under normal circumstances, at least 80% of its net assets, plus borrowings for investment purposes, in municipal bonds.

Shareholders will receive 60 days’ prior notice of any changes to these policies.

For the fundamental and non-fundamental limitations described above, if a percentage restriction is adhered to at the time an investment is made, a later change in percentage resulting from changes in the value of a Fund’s investment securities will not be considered a violation of a Fund’s restrictions.

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WHO MANAGES AND PROVIDES SERVICES TO THE FUNDS?

DIRECTORS AND OFFICERS

The Board of Directors of the Corporation (the “Board” or the “Directors”) is responsible for managing the Corporation’s business affairs and for exercising all of the Corporation’s powers except those reserved for the shareholders. In addition, the Board reviews contractual arrangements with companies that provide services to the Corporation and reviews the Funds’ performance.

Information about each Board member and each Officer of the Corporation is provided below and includes the following: name, address, age, present position(s) held with the Corporation, term of office and length of time served, principal occupations for the past five years, number of portfolios overseen by a Director in the Fund Complex, and total compensation received as a Director of the Corporation for its most recent fiscal year. The Corporation is comprised of nine funds.

Officers. The table below sets forth certain information about each of the Fund’s Officers, as of March 1, 2019.

OFFICERS OF THE CORPORATION

Name, Address, and Age	Position(s) Held with Funds	Term of Office; Term Served in Office	Principal Occupation(s) During Past 5 Years

David W. Rossmiller 630 Fifth Avenue New York, NY 10111 Age: 61	President & Chief Executive Officer	Indefinite; 6 Years	Managing Director and Head of Fixed Income, Bessemer Trust Company, N.A. (Since 2010).

Yvette M. Garcia 630 Fifth Avenue New York, NY 10111 Age: 48	Chief Legal Officer	Indefinite; Since October 2018	Managing Director, Secretary and General Counsel, The Bessemer Group, Incorporated and principal bank subsidiaries and Bessemer Securities Corporation (Since June 2018); General Counsel, Rockefeller & Co. (2012-2018).

Matthew A. Rizzi 630 Fifth Avenue New York, NY 10111 Age: 46	Vice President &Treasurer	Indefinite; 4 Years	Principal and Head of Fund Accounting, Bessemer Trust Company, N.A. (Since 2018); Principal and Head of Trust Accounting and Fees, Bessemer Trust Company, N.A. (2015-2017); Senior Vice President and Head of Trust Accounting, Bessemer Trust Company, N.A. (2007-2014).

Thomas G. Kennedy 630 Fifth Avenue New York, NY 10111 Age: 49	Chief Compliance Officer	Indefinite; 2 Years	Chief Compliance Officer of Bessemer Investment Management LLC (Since July 2016); Principal and Director of Investment Management Compliance, Bessemer Trust Company, N.A. (Since July 2016); Head of Alternatives Compliance, Aberdeen Asset Management Inc. (January 2016-April 2016); Managing Director and Chief Compliance Officer, Arden Asset Management LLC (2008-2015).

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Name, Address, and Age	Position(s) Held with Funds	Term of Office; Term Served in Office	Principal Occupation(s) During Past 5 Years

Nicola R. Knight 630 Fifth Avenue New York, NY 10111 Age: 56	Assistant Secretary	Indefinite; 9 Years	Principal and Associate General Counsel of Bessemer Trust Company, N.A. (Since 2007).

Richard Murtagh 630 Fifth Avenue New York, NY 10111 Age: 58	Vice President & Assistant Treasurer	Indefinite; 4 Years	Managing Director and Corporate Controller, Bessemer Trust Company, N.A. (Since 2010).

David Schwart 801 Brickell Avenue Suite 2250 Miami, FL 33131-2900 Age: 48	Vice President & Anti-Money Laundering Compliance Officer	Indefinite; 3 Years	Vice President and Associate Director of Bank Compliance, Bessemer Trust Company, N.A. (Since April 2013).

Marianna DiBenedetto 760 Moore Road King of Prussia, PA 19406 Age: 53	Vice President and Assistant Treasurer	Indefinite; Since October 2018	Vice President and Group Manager of Fund Accounting and Administration Client Services, The Bank of New York Mellon (“BNY Mellon”) (Since 2010).

Jack Jafolla 760 Moore Road King of Prussia, PA 19406 Age: 49	Assistant Treasurer	Indefinite; 12 Years	Vice President and Lead Manager of NAV Operations, BNY Mellon (Since 2008).

Lisa M. King 301 Bellevue Parkway Wilmington, DE 19809 Age: 51	Secretary	Indefinite; 2 Years	Vice President and Group Manager, BNY Mellon (Since 2017); Vice President and Counsel, BNY Mellon (2016-2017); Counsel, Stradley, Ronon, Stevens & Young LLP (2007-2016).

William H. Wallace, III 301 Bellevue Parkway Wilmington, DE 19809 Age: 49	Assistant Secretary	Indefinite; 2 Years	Secretary of the Corporation (2015-2016); Vice President and Manager, BNY Mellon (Since 2010).

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Directors. The following tables set forth certain information about the Funds’ Directors, as of March 1, 2019. Each Director serves for an indefinite term and until a successor is elected and qualified or until resignation or until such Director reaches the age of retirement, as set forth in the Corporation’s By-Laws. Information for the Directors who are not “interested persons” of the Corporation, as that term is defined under the 1940 Act (the “Independent Directors”), appears separately from the information for any “interested” Director.

INTERESTED DIRECTOR

Name, Address, and Age	Position(s) Held with Funds	Term of Office and Length of Time Served as a Director of the Corporation	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships[1] Held by Director During Past 5 Years

George H. Wilcox[2] 630 Fifth Avenue New York, NY 10111 Age: 54	Director	Indefinite term; Since June 11, 2018	President of Bessemer (2013 - Present).	9	2

INDEPENDENT DIRECTORS

Name, Address, and Age	Position(s) Held with Funds	Term of Office and Length of Time Served as a Director of the Corporation	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships[1] Held by Director During Past 5 Years

Alexander Ellis III 630 Fifth Avenue New York, NY 10111 Age: 69	Chairman & Director	Indefinite term; 5 Years	General Partner, Rockport Capital Partners (2000-Present).	9	1[3]

Patricia L. Francy 630 Fifth Avenue New York, NY 10111 Age: 73	Director	Indefinite term; 15 Years	Director, corporate and foundation boards.	9	1[4]

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Name, Address, and Age	Position(s) Held with Funds	Term of Office and Length of Time Served as a Director of the Corporation	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships[1] Held by Director During Past 5 Years

J. David Officer 630 Fifth Avenue New York, NY 10111 Age: 70	Director	Indefinite term; 7 Years	Independent Director.	9	2[5]

R. Keith Walton 630 Fifth Avenue New York, NY 10111 Age: 54	Director	Indefinite term; 3 Years	Senior Adviser & Venture Partner, Plexo LLC (March 2018- Present); Senior Adviser, Vatic Labs LLC (May 2018-Present); Executive Vice President and Chief Legal Officer, Zero Mass Water LLC (July 2017-Present); and Vice President, Strategy, Arizona State University (2013-July 2017).	9	6[6]

1	Directorships held during the last five years in (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Exchange Act or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

2	Directors who are or may be deemed “interested persons” (as defined under the 1940 Act) of the Corporation, BIM (as defined below) or Bessemer (as defined below) are referred to as Interested Directors. Mr. Wilcox is deemed an Interested Director by virtue of his position as President of Bessemer Trust Company, N.A. Mr. Wilcox also serves as Director of Bessemer Trust Company (Cayman) Ltd. and Bessemer Investor Services.

3	Mr. Ellis has served as Director of Clean Diesel Technologies Inc.

4	Ms. Francy has served as Director of Siebert Financial Corporation.

5	Mr. Officer serves, or has served, as Director of the following entities: DBX ETF Trust (40); and Ilex Partners (Asia) LLC.

6	Mr. Walton serves, or has served, as Director of the following entities: Blue Crest Capital Management, LLC Funds, Global Infrastructure Partners, Systematica Investment Limited, Zweig Fund Inc., Zweig Total Return Fund Inc. and Virtus Closed-End Funds.

Additional Information Concerning Our Board of Directors

The Role of the Board

The Board provides oversight of the management and operations of the Corporation. Like all mutual funds, the day- to-day responsibility for the management and operation of the Corporation is the responsibility of various service providers to the Corporation, such as the Adviser, the sub-advisers, the distributor, administrator, custodian, and transfer agent, each of whom are discussed in greater detail in this SAI. The Board has appointed various senior individuals of certain of these service providers as officers of the Corporation, with responsibility for monitoring and

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reporting to the Board on the Corporation’s operations and affairs. In conducting this oversight, the Board receives regular reports from these officers and service providers. For example, the Treasurer reports as to financial reporting matters and the President and other investment personnel report on the performance of the Funds. The Board has appointed a Chief Compliance Officer who administers the Corporation’s compliance program and regularly reports to the Board as to compliance matters. These reports are provided as part of formal “Board Meetings” which are typically held quarterly, in person, and involve the Board’s review of recent operations. In addition, various members of the Board also meet with management in less formal settings, between formal “Board Meetings”, to discuss various topics. In all cases, however, the role of the Board and of any individual Director is one of oversight and not of management of the day-to-day affairs of the Corporation.

Board Structure, Leadership

The Board has structured itself in a manner that it believes allows it to appropriately perform its oversight function given the particular characteristics and circumstances of the Corporation. It has established three standing committees, an Audit Committee, a Nominating Committee, and a Governance Committee, which are discussed in greater detail below under “Committees”. 80% of the members of the Board are Independent Directors, which are Directors that are not affiliated with the Adviser, the sub-advisers, the principal underwriter or their affiliates, and each of the Audit, Governance and Nominating Committee are comprised entirely of Independent Directors. The Chairman of the Board is an Independent Director. The Board has determined not to combine the Chairman position and the principal executive officer position and has appointed the Managing Director and Head of Fixed Income of the Adviser as the President of the Corporation. The Board reviews its structure and the structure of its Committees annually. In developing this structure, the Board has considered that all shareholders of the Fund are fiduciary private account clients of an affiliate of the Adviser and that the Funds are used as investment options within larger private account portfolios. The Board has also determined that the structure of the Independent Chairman, the composition of the Board, and the function and composition of its various Committees are appropriate means to address any potential conflicts of interest that may arise.

Board Oversight of Risk Management

As part of its oversight function, the Board receives and reviews various risk management reports and assessments and discusses these matters with appropriate management and other personnel. In addition, because risk management is a broad concept comprised of many disparate elements (such as, for example, investment risk, liquidity risk, issuer and counterparty risk, compliance risk, operational risks, business continuity risks, etc.) the oversight of different types of risks is handled in different ways. For example, the Audit Committee meets with the Treasurer and the Corporation’s independent public accounting firm to discuss, among other things, the internal control structure of the Corporation’s financial reporting function as well as review of a risk matrix relating to the principal risks associated with the Corporation and how those risks are managed. The Chairman of the Governance Committee meets regularly with the Chief Compliance Officer to discuss compliance, operational and other risks and how they are managed. The Board receives reports from the Adviser and sub-advisers as to investment risks as well as other risks that are discussed with the Governance or Audit Committee. In addition to these reports, from time to time the Board receives reports from the Chairman of the Adviser’s Investment Risk Committee, from senior officers of the Adviser and its affiliates, from the administrator of the Corporation’s liquidity risk management program, as well as from the Adviser’s internal audit department as to enterprise risk management.

Information about Each Director’s Qualifications, Experience, Attributes or Skills

The Board believes that each of the Directors has the appropriate qualifications, experience, attributes and skills (“Director Attributes”) to render their duties as Directors of the Corporation in light of the Corporation’s business and structure. Each of the Directors has substantial business and professional backgrounds that demonstrate their respective ability to critically review, evaluate and assess information provided to them. Examples of these business and professional experiences are set forth in detail in the charts above. In addition, each of the Directors has served on boards for organizations other than the Corporation, as well as having served on the Board of the Corporation for the number of years shown above. They each therefore have substantial board experience and, in their service to the Corporation, have gained substantial insight as to the operations of the Corporation. The Corporation’s Governance Committee annually conducts a “self-assessment” wherein the effectiveness of the Board and individual Directors is evaluated.

In addition to the information provided in the charts above, certain additional information concerning each particular Director and their Director Attributes is set forth below. The information provided below, and in the chart above, is not all-inclusive. Many Director Attributes involve intangible elements, such as intelligence, work ethic, the ability to work together, the ability to communicate effectively and the ability to exercise judgment, ask incisive questions,

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manage people and develop solutions to problems. In conducting its annual self-assessment, the Governance Committee has determined that the Directors have the appropriate attributes and experience to serve effectively as Directors of the Corporation.

Mr. Ellis’ Director Attributes include his investment and executive experience with Rockport Capital Partners, a multi-stage venture capital firm that invests in the areas of alternative and traditional energy, mobility and sustainability. His Director Attributes also include his experience of serving on boards of a number of other entities. Mr. Ellis was also an executive at BayCorp Holdings, Kenetech Corporation and Knoll International. Mr. Ellis serves as Chairman of the Board.

Ms. Francy’s Director Attributes include her financial background as Treasurer, Controller, Director of Finance and Director of Budget Operations of Columbia University. Ms. Francy serves as Chair of the Audit Committee and the Nominating Committee. Ms. Francy also has been designated to serve as an Audit Committee financial expert for the Corporation based on her financial acumen. Ms. Francy’s Director Attributes also include her experiences as chairperson of the audit committee of a public company and chairing or serving on the audit/finance committees of several organizations and not for profits.

Mr. Officer’s Director Attributes include his significant business and executive experience, including his prior executive positions at The Bank of New York Mellon, The Dreyfus Corporation, and their affiliates. His Director Attributes also include his experience serving as a director and an executive officer of a number of registered investment companies within The Dreyfus Family of Funds. Mr. Officer serves as Chair of the Governance Committee. Mr. Officer has been designated to serve as an Audit Committee financial expert for the Corporation based on his financial background.

Mr. Walton’s Director Attributes include knowledge and business experience resulting from his positions as Vice President of Arizona State University and Alcoa. His Director Attributes also include his experience serving as a director of a number of registered investment companies. Mr. Walton serves as the Board’s Pricing Committee liaison. Mr. Walton has been designated to serve as an Audit Committee financial expert for the Corporation based on his financial background.

Mr. Wilcox’s Director Attributes include his knowledge and executive experience, resulting from his senior position as President of Bessemer, an affiliate of the Adviser. His Director Attributes also include his experience serving as national head of Client Account Management at Bessemer. In this regard, Mr. Wilcox is able to impart to the Board key information relating to the clients, products, operations, personnel, and financial resources of Bessemer and its affiliates. The Board believes that this information is valuable in its oversight of the Corporation.

Committees

The Board has an Audit Committee, consisting of Messrs. Officer, Ellis and Walton and Ms. Francy. As set forth in its charter, the primary duties of the Corporation’s Audit Committee are: (1) to recommend to the Board auditors to be retained for the next fiscal year; (2) to meet with the Corporation’s independent auditors as necessary; (3) to consider the effect upon each Fund of any changes in accounting principles or practices proposed by the Adviser or the auditors; (4) to review the fees charged by the auditors for audit and non-audit services; (5) to investigate improprieties or suspected improprieties in Fund operations; (6) to review the findings of SEC examinations and consult with BIM on appropriate responses; and (7) to report its activities to the full Board on a regular basis and to make such recommendations with respect to the above and other matters as the Audit Committee may deem necessary or appropriate. The Audit Committee met three times during the fiscal year ended October 31, 2018.

The Board has a Nominating Committee, consisting of Messrs. Officer, Ellis and Walton and Ms. Francy. The Nominating Committee’s primary responsibility is to nominate Director candidates when there is a vacancy on the Board. The Nominating Committee considers nominees from shareholders. To submit a recommendation for nomination as a candidate for a position on the Board, shareholders of the Funds shall mail such recommendation to the Corporation’s Secretary, Lisa M. King, at The Bank of New York Mellon, 301 Bellevue Parkway, Wilmington, Delaware 19809. Such recommendations shall include the following information: (1) a full description of the proposed candidate’s background, including his/her name, age, business address, residence address and principal occupation or employment; (2) evidence of Fund ownership of the person or entity recommending the candidate (if a Fund shareholder), including the Fund name(s), the number of shares beneficially owned and the date such shares were acquired; (3) information as to whether the candidate is, or is not, an “interested person” of the Corporation, as such term is defined in the 1940 Act, and such other information that may be considered to impair the candidate’s independence; (4) all other information related to the individual that is required to be

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disclosed in solicitation of proxies for election of directors in an election contest (even if an election contest is not involved) or is otherwise required, in each case pursuant to Regulation 14A (or any successor provision) under the Exchange Act and the rules thereunder, including such individual’s written consent to being named in the proxy statement as a nominee and to serving as a director (if elected); and (5) any other information that may be helpful to the Committee in evaluating the candidate. In order to be considered for inclusion in the Corporation’s proxy statement, any such recommendation (1) should be submitted within a reasonable time before the Corporation begins to print and mail its proxy statement and (2) must be submitted by such date and contain such information as may be specified in the Corporation’s By-Laws. There were two meetings of the Nominating Committee during the fiscal year ended October 31, 2018.

The Board also has a Governance Committee, consisting of Messrs. Officer, Ellis and Walton and Ms. Francy. The Governance Committee’s primary responsibilities are to oversee the structure, compensation and operation of the Board and to review the performance of the Chief Compliance Officer. There were three meetings of the Governance Committee during the fiscal year ended October 31, 2018.

Additionally, the Corporation has a Pricing Committee consisting of certain Officers of the Corporation and representatives from the Adviser and its affiliates. The Pricing Committee’s primary responsibilities are to oversee the Corporation’s valuation methodologies, including making determinations concerning the fair value of certain securities for which market quotations are not readily available. The Pricing Committee meets as necessary.

Fund Ownership

The table below shows the dollar range of equity securities owned beneficially by each Director in the Funds and in any registered investment company overseen by the Directors within the same family of investment companies for the calendar year ended December 31, 2018 stated as one of the following dollar ranges: None; $1-$10,000; $10,001-$50,000; $50,001-$100,000; or over $100,000.

	Patricia L. Francy	J. David Officer	R. Keith Walton	Alexander Ellis III	George Wilcox[1]
All Cap Core Fund	$10,001-$50,000	$10,001-$50,000	$1-$10,000	Over $100,000	Over $100,000

Large Cap Strategies Fund	$10,001-$50,000	$10,001-$50,000	$1-$10,000	Over $100,000	Over $100,000

All Cap ESG Fund	None	None	$1-$10,000	$50,001-$100,000	None

Small & Mid Cap Strategies Fund	$10,001-$50,000	$10,001-$50,000	$1-$10,000	Over $100,000	Over $100,000

Strategic Opportunities Fund	$10,001-$50,000	$10,001-$50,000	$1-$10,000	Over $100,000	$50,001-$100,000

Fixed Income Fund	$10,001-$50,000	Over $100,000	$1-$10,000	Over $100,000	$10,001-$50,000

Municipal Bond Fund	$10,001-$50,000	$10,001-$50,000	$1-$10,000	Over $100,000	None

California Municipal Bond Fund	None	None	None	None	None

New York Municipal Bond Fund	None	None	None	None	None

Aggregate Dollar Range of Securities in Fund Complex	Over $100,000	Over $100,000	$50,001-$100,000	Over $100,000	Over $100,000

1 Mr. Wilcox maintains exposure to the foregoing investment strategies through investment of his deferred

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compensation and profit sharing account balances in the Funds.

None of the Independent Directors or their immediate family members own securities of the investment adviser, sub-advisers or the distributor of the Funds, or a person directly or indirectly controlling, controlled by, or under common control with the investment adviser, sub-advisers or the distributor of the Funds.

Board Compensation

Effective February 1, 2018, the Independent Directors receive from the Corporation an annual retainer of $235,000 plus $30,000 for the Board’s Chairperson, and $15,000 for the Audit Committee Chairperson. Prior to February 1, 2018, the Independent Directors received from the Corporation an annual retainer of $120,000 (plus $50,000 for the Board’s Chairperson, $10,000 for the Board’s Vice Chairperson, $20,000 for the Audit Committee Chairperson and $10,000 each for the Governance Committee Chairperson and Nominating Committee Chairperson) and an annual retainer of $10,000 for serving as a Pricing Committee Liaison.

Prior to February 1, 2018, each Independent Director received the following compensation for attendance at Board and committee meetings:

	Noticed to be In- person (whether participating by phone or in-person)	Noticed to be telephonic
Regular Board Meeting	$9,000	$4,500
Special Board Meeting	$6,000	$3,000
Audit Committee Meeting	$5,000	$2,500
Nominating Committee Meeting	$5,000	$2,500
Governance Committee Meeting	$5,000	$2,500

In addition, each Independent Director also receives reimbursement of all out-of-pocket expenses relating to attendance at Board and committee meetings. Interested Directors, officers or employees of BIM and BNY Mellon do not receive compensation from the Funds. Fees paid are allocated to the Funds on a pro rata basis on net assets.

The table below sets forth the compensation received by each Director from the Corporation for the fiscal year ended October 31, 2018. Officers who are officers or employees of the Adviser and BNY Mellon do not receive compensation from the Corporation.

FISCAL YEAR ENDED OCTOBER 31, 2018

Name of Director	Aggregate Compensation from the Fund	Pension or Retirement Benefits Accrued as a Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Fund and Fund Complex (7* Funds) Paid to Directors
Independent Directors

Patricia L. Francy	$250,000	0	0	$250,000
J. David Officer	$235,000	0	0	$235,000
Alexander Ellis III	$265,000	0	0	$265,000
R. Keith Walton	$235,000	0	0	$235,000
Interested Director
George Wilcox	$0	0	0	$0

* The California Municipal Bond Fund and New York Municipal Bond Fund had not commenced operations as of October 31, 2018, and therefore are not included.

Control Persons and Principal Holders of Securities. As of February 1, 2019, NAIDOT & Co., acting in various capacities for numerous accounts, was the owner of record of 5% or more of the following Funds’ outstanding shares:

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NAIDOT & Co. c/o Bessemer Trust Company 100 Woodbridge Center Drive Woodbridge, NJ 07095-1162	All Cap Core Fund	99.12%

	Large Cap Strategies Fund	98.45%

	All Cap ESG Fund	99.71%

	Small & Mid Cap Strategies Fund	97.83%

	Strategic Opportunities Fund	98.40%

	Fixed Income Fund	99.45%

	Municipal Bond Fund	98.98%

	California Municipal Bond Fund	99.63%

	New York Municipal Bond Fund	99.91%

As of February 1, 2019, the Directors and officers of the Corporation, as a group, owned less than 1% of the outstanding shares of the Funds.

Code of Ethics. The Corporation, the Adviser and the sub-advisers, have each adopted a Code of Ethics under Rule 17j-1 of the 1940 Act. The Codes of Ethics for these entities (the “Codes”) restrict the personal investing activities of certain Access Persons (as defined in Rule 17j-1) and others, as defined in the Codes. The primary purpose of the Codes is to ensure that these investing activities do not disadvantage the Funds. Such Access Persons are generally required to pre-clear security transactions (which may include securities purchased by the Funds) with the entities’ Compliance Officer or his designee and to report all transactions on a regular basis. The Compliance Officer or designee has the responsibility for interpreting the provisions of the Codes, for adopting and implementing Procedures for the enforcement of the provisions of the Codes, and for determining whether a violation has occurred. In the event of a finding that a violation has occurred, the Compliance Officer or designee shall take appropriate action. The Corporation, the Adviser and the sub-advisers have developed procedures for administration of the Codes.

INVESTMENT ADVISER AND SUB-ADVISERS

The Adviser manages the Funds’ assets, including buying and selling portfolio securities, and supervises sub- advisers who are responsible for making the day-to-day investment decisions for a portion of a Fund’s assets. The Funds’ investment adviser is Bessemer Investment Management LLC, a wholly-owned subsidiary of Bessemer, which is a national banking association. The Adviser also serves as the investment adviser for the Subsidiary.

The Adviser is responsible for all duties and obligations under the Funds’ investment advisory agreement entered into between the Adviser and the Corporation (the “Advisory Contract”). For its services under the Advisory Contract, the Adviser receives an advisory fee from each Fund, computed daily and payable monthly, in accordance with the following schedule:

	First $500 million of average net assets	Second $500 million to $1 billion of average net assets	Average net assets exceeding $1 billion
All Cap Core Fund	0.75%	0.70%	0.65%
Fixed Income Fund	0.45%	0.40%	0.35%
Municipal Bond Fund	0.45%	0.40%	0.35%
California Municipal Bond Fund	0.45%	0.40%	0.35%
New York Municipal Bond Fund	0.45%	0.40%	0.35%
All Cap ESG Fund	0.75%	0.70%	0.65%

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Average net assets
Small & Mid Cap Strategies Fund	0.85%

	First $1.25 billion of average net assets	Second $1.25 billion to $2.5 billion of average net assets	Average net assets exceeding $2.5 billion
Strategic Opportunities Fund	1.10%	1.05%	1.00%
Large Cap Strategies Fund	0.90%	0.85%	0.80%

The Adviser has contractually committed through October 31, 2021 to waive its advisory fees to the extent necessary to maintain the net operating expense ratios, excluding Fund transaction costs, investment interest expense, dividend expenses associated with securities sold short and Acquired Fund Fees and Expenses, if any, of the Fixed Income Fund at 0.57%, the Municipal Bond Fund at 0.57%, the All Cap ESG Fund at 1.00%, the Small & Mid Cap Strategies Fund at 1.11%, the Strategic Opportunities Fund at 1.20%, the Large Cap Strategies Fund at 1.15%, the California Municipal Bond Fund at 0.57% and the New York Municipal Bond Fund at 0.57%. This commitment may be changed or terminated at any time with the approval of the Board. The Adviser may choose voluntarily to reimburse a portion of its advisory fee at any time. See “Fees Paid by the Funds for Services” for payments to the Adviser over the last three fiscal years.

Under the Advisory Contract, the Adviser shall not be liable to the Corporation, the Funds, or any Fund shareholder for any losses that may be sustained in the purchase, holding, or sale of any security or for anything done or omitted by it, except acts or omissions involving willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties imposed upon it by its contract with the Corporation. Under the Advisory Contract, the Adviser also shall not be liable for any act or omission of any sub-adviser, except for failure to exercise good faith in the employment of a sub-adviser and for failure to exercise appropriate supervision of such sub-adviser, and as may otherwise be agreed in writing.

The Subsidiary has entered into a separate contract with the Adviser whereby the Adviser provides investment advisory services to the Subsidiary. In consideration of these services, the Subsidiary pays the Adviser an annual advisory fee on the net assets of the Subsidiary at the following rates: 1.10% on the first $1.25 billion; 1.05% on the next $1.25 billion; and 1.00% thereafter, on the average net assets of the Subsidiary plus the Strategic Opportunities Fund, in the aggregate. The Adviser has contractually agreed to exclude from the advisory fee calculation for the Strategic Opportunities Fund the amount of the Strategic Opportunities Fund’s assets invested in the Subsidiary.

The Adviser has retained Dimensional Fund Advisors LP (“Dimensional”) as a sub-adviser to the Small & Mid Cap Strategies Fund pursuant to a sub-advisory agreement between the Adviser and Dimensional, agreed to and accepted by the Corporation (the “Dimensional Sub-Advisory Contract”). Pursuant to the Dimensional Sub-Advisory Contract, Dimensional will, subject to the Adviser’s determination that proposed investments satisfy the investment objectives and policies of the Small & Mid Cap Strategies Fund, make purchases and sales of portfolio securities for that portion of the Fund’s assets, the amount of which is determined by the Adviser from time to time. The Adviser pays Dimensional from the advisory fees it receives from the Small & Mid Cap Strategies Fund. David G. Booth and Rex A. Sinquefield may be deemed controlling persons of Dimensional.

The Adviser has also retained Champlain Investment Partners, LLC (“Champlain”) as a sub-adviser to the Small & Mid Cap Strategies Fund pursuant to a sub-advisory agreement between the Adviser and Champlain (the “Champlain Sub- Advisory Contract”). Pursuant to the Champlain Sub-Advisory Contract, Champlain will, subject to the direction and control of the Adviser and the Board and in accordance with the investment objective and policies of the Fund and applicable laws and regulations, make investment decisions with respect to the purchases and sales of portfolio securities and other assets, the amount of which is determined by the Adviser from time to time. The Adviser pays Champlain from the advisory fees it receives from the Small & Mid Cap Strategies Fund.

The Adviser has also retained BlackRock Financial Management, Inc. (“BlackRock”) as a sub-adviser to the Strategic Opportunities Fund pursuant to a sub-advisory agreement between the Adviser and BlackRock agreed to and accepted by the Corporation (the “BlackRock Sub-Advisory Contract”). Pursuant to the BlackRock Sub- Advisory Contract, BlackRock will, subject to the supervision of the Adviser and the Board and in accordance with the investment objective and policies of the Fund and applicable laws and regulations, make investment decisions with respect to the purchases and sales of portfolio securities and other assets, the amount of which is determined by

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the Adviser from time to time. Under the BlackRock Sub-Advisory Contract, the Adviser pays BlackRock from the advisory fees it receives from the Strategic Opportunities Fund. BlackRock is a wholly-owned subsidiary of BlackRock, Inc.

The Adviser has also retained Sands Capital Management, LLC (“Sands”), as a sub-adviser to the Large Cap Strategies Fund pursuant to a sub-advisory agreement between the Adviser and Sands agreed to and accepted by the Corporation (the “Sands Sub-Advisory Contract”). Pursuant to the Sands Sub-Advisory Contract, Sands will, subject to the supervision of the Adviser and the Board and in accordance with the investment objective and policies of the Fund and applicable laws and regulations, make investment decisions with respect to the purchases and sales of portfolio securities and other assets, the amount of which is determined by the Adviser from time to time. Under the Sands Sub-Advisory Contract, the Adviser pays Sands from the advisory fees it receives from the Large Cap Strategies Fund. Sands is owned by Sands Capital Management LP (“Sands LP”). Frank M. Sands, Sr. and Frank M. Sands, own indirectly a majority interest in Sands LP with the remaining minority interest held by officers and employees of Sands.

The Adviser has also retained Muzinich & Co., Inc. (“Muzinich”) as a sub-adviser to the Strategic Opportunities Fund pursuant to a sub-advisory agreement between the Adviser and Muzinich, agreed to and accepted by the Corporation (the “Muzinich Sub-Advisory Contract”). Pursuant to the Muzinich Sub-Advisory Contract, Muzinich will, subject to the supervision of the Adviser and the Board and in accordance with the investment objective and policies of the Fund and applicable laws and regulations, make investment decisions with respect to the purchases and sales of portfolio securities and other assets, the amount of which is determined by the Adviser from time to time. Under the Muzinich Sub-Advisory Contract, the Adviser pays Muzinich from the advisory fees it receives from the Strategic Opportunities Fund. Muzinich is owned by George Muzinich, Chairman & CEO, as well as Muzinich family trusts.

The Adviser has also retained Harding Loevner LP (“Harding Loevner”) as a sub-adviser to the Large Cap Strategies Fund pursuant to a sub-advisory agreement between the Adviser and Harding Loevner, agreed to and accepted by the Corporation (the “Harding Loevner Sub-Advisory Contract”). Pursuant to the Harding Loevner Sub-Advisory Contract, Harding Loevner will, subject to the supervision of the Adviser and the Board and in accordance with the investment objective and policies of the Fund and applicable laws and regulations, make investment decisions with respect to the purchases and sales of portfolio securities and other assets for a designated portion of the Fund’s assets. Under the Harding Loevner Sub-Advisory Contract, the Adviser pays Harding Loevner from the advisory fees it receives from the Large Cap Strategies Fund. Affiliated Managers Group, Inc., a publicly traded company, holds approximately 63% of the equity interests in Harding Loevner.

The Adviser has also retained Martingale Asset Management, L.P. (“Martingale”) as a sub adviser to the Small & Mid Cap Strategies Fund pursuant to a sub-advisory agreement between the Adviser and Martingale, agreed to and accepted by the Corporation (the “Martingale Sub-Advisory Contract”). Pursuant to the Martingale Sub-Advisory Contract, Martingale will, subject to the supervision of the Adviser and the Board and in accordance with the investment objective and policies of the Small & Mid Cap Strategies Fund and applicable laws and regulations, make investment decisions with respect to the purchases and sales of portfolio securities and other assets, the amount of which is determined by the Adviser from time to time. Under the Martingale Sub-Advisory Contract, the Adviser pays Martingale from the advisory fees it receives from the Fund. Martingale is a privately owned limited partnership with broad employee ownership.

The Adviser has also retained Baillie Gifford Overseas Limited (“Baillie Gifford”) as a sub-adviser to the Small & Mid Cap Strategies Fund pursuant to a sub-advisory agreement between the Adviser and Baillie Gifford, agreed to and accepted by the Corporation (the “Baillie Gifford Sub-Advisory Contract”). Pursuant to the Baillie Gifford Sub-Advisory Contract, Baillie Gifford will, subject to the supervision of the Adviser and the Board and in accordance with the investment objective and policies of the Small & Mid Cap Strategies Fund and applicable laws and regulations, make investment decisions with respect to the purchases and sales of portfolio securities and other assets, the amount of which is determined by the Adviser from time to time. Under the Baillie Gifford Sub-Advisory Contract, the Adviser pays Baillie Gifford from the advisory fees it receives from the Small & Mid Cap Strategies Fund. Baillie Gifford & Co, a Scottish partnership wholly owned by 43 partners who are responsible for all areas of the firm, heads the group structure. As a private partnership, each of the partners is jointly and severally liable for the obligations of the firm and this liability is unlimited. The partnership has four 100% owned subsidiaries. All four are private limited companies registered in Scotland. It also has three indirectly owned 100% subsidiaries through Baillie Gifford, as well as one joint venture through Baillie Gifford.

The Adviser has also retained Polunin Capital Partners Limited (“Polunin”) as a sub-adviser to the Small & Mid Cap Strategies Fund pursuant to a sub-advisory agreement between the Adviser and Polunin, agreed to and accepted by

49

the Corporation (the “Polunin Sub-Advisory Contract”). Pursuant to the Polunin Sub-Advisory Contract, Polunin will, subject to the supervision of the Adviser and the Board and in accordance with the investment objective and policies of the Small & Mid Cap Strategies Fund and applicable laws and regulations, make investment decisions with respect to the purchases and sales of portfolio securities and other assets, the amount of which is determined by the Adviser from time to time. Under the Polunin Sub-Advisory Contract, the Adviser pays Polunin from the advisory fees it receives from the Small & Mid Cap Strategies Fund. Polunin is primarily owned by its four co-founders, which include Douglas Polunin, Aditya Mehta, Julian Garel-Jones, and Paul Parsons, with external shareholders (friends & family members) holding approximately 15% of the Firm’s ownership.

The Adviser has also retained Acadian as a sub-adviser to the Small & Mid Cap Strategies Fund pursuant to a sub-advisory agreement between the Adviser and Acadian, agreed to and accepted by Old Westbury Funds, Inc. (the “Acadian Sub-Advisory Contract.”) Pursuant to the Acadian Sub-Advisory Contract, Acadian will, subject to the supervision of the Adviser and the Board and in accordance with the investment objective and policies of the Small & Mid Cap Strategies Fund and applicable laws and regulations, make investment decisions with respect to the purchases of sales of portfolio securities and other assets, the amount of which is determined by the Adviser from time to time. Under the Acadian Sub-Advisory Contract, the Adviser pays Acadian from the advisory fees it receives from the Small & Mid Cap Strategies Fund. Acadian is a subsidiary of BrightSphere Investment Group plc, a publicly traded company.

Additional Portfolio Manager Information

Other Accounts Managed by Portfolio Managers

The following tables show the number and assets of other funds and investment accounts (or portions of investment accounts) that each Fund’s portfolio manager(s) managed as of each Fund’s fiscal year end, and separately the same information but only for those funds and accounts whose investment advisory fee is based on performance.

Portfolio Manager	Other SEC-registered open- end and closed-end funds		Other pooled investment vehicles		Other accounts
	Number of accounts	Assets	Number of accounts	Assets	Number of accounts	Assets
All Cap Core Fund

BIM
John A. Christie	0	$0	4	$419,000,000	5,072	$8,026,000,000
Michael Morrisroe	0	$0	5	$452,000,000	2,575	$1,333,000,000

Large Cap Strategies Fund

BIM
Edward N. Aw	0	$0	3	$161,000,000	0	$0
Jeffrey A. Rutledge[1]	0	$0	1	$93,000,000	196	$620,000,000
John Hall[1]	0	$0	1	$93,000,000	146	$428,000,000
Nancy Sheft	0	$0	2	$126,000,000	0	$0
Holly MacDonald	0	$0	2	$126,000,000	0	$0

Harding Loevner
Craig Shaw	6	$9,816,794,016	6	$2,310,644,786	10	$3,667,847,900
Pradipta Chakrabortty	7	$10,227,651,718	6	$2,310,644,786	10	$3,667,847,900
Scott Crawshaw	9	$24,477,584,705	11	$5,453,904,773	313	$18,225,386,489
Rusty Johnson	6	$9,816,794,016	6	$2,310,644,786	10	$3,667,847,900
Richard Schmidt	7	$10,666,872,050	8	$3,355,667,976	43	$14,371,944,114

50

Sands
Sunil Thakor	2	$1,118,495,219	9	$5,972,192,867	28	$6,218,285,115
David Levanson	1	$1,064,502,682	7	$5,663,504,215	26	$6,215,672,405
Perry Williams	1	$1,064,502,682	7	$5,663,504,215	26	$6,215,672,405

All Cap ESG Fund

BIM
Qiang Jiang	0	$0	0	$0	8	$52,000,000
Y. Gregory Sivin	0	$0	0	$0	8	$52,000,000
Anna E. White	0	$0	0	$0	8	$52,000,000

51

Small & Mid Cap Strategies Fund

BIM
Michael Morrisroe	0	$0	5	$452,000,000	2,575	$1,333,000,000
Nancy Sheft	0	$0	2	$126,000,000	0	$0
Holly MacDonald	0	$0	2	$126,000,000	0	$0
Edward N. Aw	0	$0	3	$161,000,000	0	$0

Champlain
Scott T. Brayman	7	$6,229,754,919	3	$893,967,258	65	$2,698,352,357
Corey N. Bronner	7	$6,229,754,919	3	$893,967,258	65	$2,698,352,357
Joseph M. Caligiuri	7	$6,229,754,919	3	$893,967,258	65	$2,698,352,357
Joseph J. Farley	7	$6,229,754,919	3	$893,967,258	65	$2,698,352,357
Erik C. Giard-Chase	7	$6,229,754,919	3	$893,967,258	65	$2,698,352,357

Dimensional
Arun Keswani	14	$43,119,934,488	0	$0	13	$5,690,231,911
Jed S. Fogdall	110	$381,829,742,194	23	$16,308,893,954	84	$29,716,163,622
Mary T. Phillips	61	$189,751,401,894	2	$1,903,997,280	6	$1,196,423,498

Martingale
James M. Eysenbach	1	$282,758,566.45	9	$2,111,774,158.95	31	$5,457,507,709.66
William E. Jacques	1	$282,758,566.45	9	$2,111,774,158.95	31	$5,457,507,709.66
Samuel Nathans	1	$282,758,566.45	9	$2,111,774,158.95	31	$5,457,507,709.66
Fan Gao	1	$282,758,566.45	9	$2,111,774,158.95	31	$5,457,507,709.66
Prabhu Kavi	1	$282,758,566.45	9	$2,111,774,158.95	31	$5,457,507,709.66
David E. Schmidt	1	$282,758,566.45	9	$2,111,774,158.95	31	$5,457,507,709.66

Baillie Gifford
Douglas Brodie	0	$0	3	$1,438,000	8	$450,000,000

Polunin
Douglas Polunin	0	$0	9	$3,173,094,164	6	$1,142,992,784

Acadian *
Brendan O. Bradley	18	$8,326,702,742	93	$26,258,727,489	193	$55,519,266,064
Ryan Taliaferro	18	$8,326,702,742	93	$26,258,727,489	193	$55,519,266,064
Harry Gakidis	18	$8,326,702,742	93	$26,258,727,489	193	$55,519,266,064

Strategic Opportunities Fund

BIM
Edward N. Aw	0	$0	3	$161,000,000	0	$0
Gregory M. Lester	0	$0	1	$35,000,000	0	$0
Amit Bortz	0	$0	1	$35,000,000	0	$0

52

BlackRock
Ibrahim Incoglu	7	$2,850,000,000	5	$777,900,000	6	$204,900,000
Randy Robertson	2	$729,100,000	4	$771,100,000	2	$596,300,000

Muzinich
Michael McEachern	1	$419,118,621	11	$2,517,241,543	2	$128,378,993
Warren Hyland	1	$419,118,621	8	$2,931,674,187	9	$854,218,459
Thomas Samson	1	$419,118,621	19	$15,939,157,872	13	$1,765,156,585
Torben Ronberg	1	$11,662,532	5	$880,112,076	1	$63,023,179
Stuart Fuller	0	$0	1	$73,847,818	1	$63,023,179

Fixed Income Fund

BIM
David W. Rossmiller[1]	0	$0	3	$144,000,000	281	$3,340,000,000
Beatriz M. Cuervo[1]	0	$0	3	$144,000,000	281	$3,340,000,000

Municipal Bond Fund

BIM
Bruce A. Whiteford[1]	0	$0	2	$275,000,000	1,552	$8,617,000,000

California Municipal Bond Fund

BIM
Bruce A. Whiteford[1]	0	$0	2	$275,000,000	1,552	$8,617,000,000
David W. Rossmiller[1]	0	$0	3	$144,000,000	281	$3,340,000,000

New York Municipal Bond Fund

BIM
Bruce A. Whiteford[1]	0	$0	2	$275,000,000	1,552	$8,617,000,000
David W. Rossmiller[1]	0	$0	3	$144,000,000	281	$3,340,000,000

*For all core equity products offered by the firm, including the subject strategy, Acadian manages a single process that is custom-tailored to the objectives of its clients. The investment professionals shown above function as part of a core equity team of 28 portfolio managers, all of whom are responsible for working with the dedicated research team to develop and apply quantitative techniques to evaluate securities and markets and for final quality-control review of portfolios to ensure mandate compliance. The data shown for these managers reflect firm-level numbers of accounts and assets under management, segregated by investment vehicle type. Not reflected: $933M in model advisory contracts where Acadian does not have trading authority.

Acadian has been appointed as adviser or sub-adviser to numerous public and private funds domiciled in the U.S. and abroad. Acadian is not an investment company and does not directly offer mutual funds. The asset data shown under “Registered Investment Companies” reflects Advisory and sub-advisory relationships with U.S. registered investment companies offering funds to retail investors. The asset data shown under “Other Pooled Investment Vehicles” reflects a combination of; 1) Delaware-based private funds where Acadian has been appointed adviser or sub-adviser and 2) Non-U.S.-based funds where Acadian has been appointed adviser or sub-adviser.

53

Accounts and Assets for which an Investment Advisory Fee is Based on Performance

Portfolio Manager	Other SEC-registered open-end and closed-end funds		Other pooled investment vehicles		Other Accounts
	Number of Accounts	Assets	Number of Accounts	Assets
All Cap Core Fund

BIM
John A. Christie	0	$0	0	$0	0	$0
Michael Morrisroe	0	$0	0	$0	0	$0

Large Cap Strategies Fund

BIM
Edward N. Aw	0	$0	0	$0	0	$0
Jeffrey A. Rutledge[1]	0	$0	0	$0	0	$0
John Hall[1]	0	$0	0	$0	0	$0
Nancy Sheft	0	$0	0	$0	0	$0
Holly MacDonald	0	$0	0	$0	0	$0

Harding Loevner
Craig Shaw	0	$0	0	$0	0	$0
Pradipta Chakrabortty	0	$0	0	$0	0	$0
Scott Crawshaw	0	$0	0	$0	0	$0
Rusty Johnson	0	$0	0	$0	0	$0
Richard Schmidt	0	$0	0	$0	3	$610,507,909

Sands
Sunil Thakor	0	$0	0	$0	6	$1,603,330,692
David Levanson	0	$0	0	$0	6	$1,603,330,692
Perry Williams	0	$0	0	$0	6	$1,603,330,692

All Cap ESG Fund

BIM
Qiang Jiang	0	$0	0	$0	0	$0
Y. Gregory Sivin	0	$0	0	$0	0	$0
Anna E. White	0	$0	0	$0	0	$0

54

Small & Mid Cap Strategies Fund

BIM
Michael Morrisroe	0	$0	0	$0	0	$0
Nancy Sheft	0	$0	0	$0	0	$0
Holly MacDonald	0	$0	0	$0	0	$0
Edward N. Aw	0	$0	0	$0	0	$0

Acadian*
Brendan O. Bradley	1	$1,657,862,863	15	$2,977,365,806	25	$8,033,421,079
Ryan Taliaferro	1	$1,657,862,863	15	$2,977,365,806	25	$8,033,421,079
Harry Gakidis	1	$1,657,862,863	15	$2,977,365,806	25	$8,033,421,079

Champlain
Scott T. Brayman	0	0	0	0	9	$466,404,085
Corey N. Bronner	0	0	0	0	9	$466,404,085
Joseph M. Caligiuri	0	0	0	0	9	$466,404,085
Joseph J. Farley	0	0	0	0	9	$466,404,085
Erik C. Giard-Chase	0	0	0	0	9	$466,404,085

Dimensional
Arun Keswani	0	$0	$0	$0	3	$3,003,496,934
Jed S. Fogdall	0	$0	1	$171,665,466	6	$3,611,027,702
Mary T. Phillips	0	$0	0	$0	0	$0

Martingale
James M. Eysenbach	0	$0	3	$917,425,779.04	2	$448,892,635.07
William E. Jacques	0	$0	3	$917,425,779.04	2	$448,892,635.07
Samuel Nathans	0	$0	3	$917,425,779.04	2	$448,892,635.07
Fan Gao	0	$0	3	$917,425,779.04	2	$448,892,635.07
Prabhu Kavi	0	$0	3	$917,425,779.04	2	$448,892,635.07
David E. Schmidt	0	$0	3	$917,425,779.04	2	$448,892,635.07

Baillie Gifford
Douglas Brodie	0	$0	0	$0	0	$0

Polunin
Douglas Polunin	0	$0	4	$410,909,750	1	189,551,123

BIM
Edward N. Aw	0	$0	0	$0	0	$0
Gregory M. Lester	0	$0	0	$0	0	$0
Amit Bortz	0	$0	0	$0	0	$0

55

BlackRock
Ibrahim Incoglu	0	$0	0	$0	0	$0
Randy Robertson	0	$0	0	$0	0	$0

Muzinich
Michael McEachern	0	$0	0	$0	0	$0
Warren Hyland	0	$0	0	$0	0	$0
Thomas Samson	0	$0	0	$0	1	$31,990,560
Torben Ronberg	0	$0	0	$0	0	$0
Stuart Fuller	0	$0	0	$0	0	$0

Fixed Income Fund

BIM
David W. Rossmiller	0	$0	0	$0	0	$0
Beatriz M. Cuervo	0	$0	0	$0	0	$0

Municipal Bond Fund

BIM
Bruce A. Whiteford	0	$0	0	$0	0	$0

California Municipal Bond Fund

BIM
David W. Rossmiller[1]	0	$0	0	$0	0	$0
Bruce A. Whiteford[1]	0	$0	0	$0	0	$0

New York Municipal Bond Fund

BIM
David W. Rossmiller[1]	0	$0	0	$0	0	$0
Bruce A. Whiteford[1]	0	$0	0	$0	0	$0

1 Information is as of January 31, 2019.

*For all core equity products offered by the firm, including the subject strategy, Acadian manages a single process that is custom-tailored to the objectives of its clients. The investment professionals shown above function as part of a core equity team of 28 portfolio managers, all of whom are responsible for working with the dedicated research team to develop and apply quantitative techniques to evaluate securities and markets and for final quality-control review of portfolios to ensure mandate compliance. The data shown for these managers reflect firm-level numbers of accounts and assets under management, segregated by investment vehicle type.

Acadian has been appointed as adviser or sub-adviser to numerous public and private funds domiciled in the U.S. and abroad. Acadian is not an investment company and does not directly offer mutual funds. The asset data shown under “Registered Investment Companies” reflects Advisory and sub-advisory relationships with U.S. registered investment companies offering funds to retail investors. The asset data shown under “Other Pooled Investment Vehicles” reflects a combination of; 1) Delaware-based private funds where Acadian has been appointed adviser or sub-adviser and 2) Non-U.S.-based funds where Acadian has been appointed adviser or sub-adviser.

Ownership of Securities

The table below shows the dollar ranges of shares of each Fund beneficially owned (as determined pursuant to Rule 16a-1(a)(2) under the Exchange Act) by the portfolio managers listed above as of each Fund’s most recent fiscal year ended October 31, 2018 (except for the California Municipal Bond Fund and New York Municipal Bond Fund, which commenced operations on December 1, 2018):

56

	All Cap Core Fund	Large Cap Strategies Fund	All Cap ESG Fund	Fixed Income Fund	Municipal Bond Fund	Small & Mid Cap Strategies Fund	Strategic Opportunities Fund
BIM[1]
Edward N. Aw	Over $100,000	Over $100,000	None	$10,001-$50,000	None	Over $100,000	$10,001-$50,000
Nancy Sheft	Over $100,000	Over $100,000	None	$10,001-$50,000	None	Over $100,000	$10,001-$50,000
Holly MacDonald	Over $100,000	Over $100,000	None	$10,001-$50,000	None	$50,001-$100,000	$10,001-$50,000
John Hall	Over $100,000	Over $100,000	None	Over $100,000	None	Over $100,000	$10,001-$50,000
Gregory M. Lester	Over $100,000	Over $100,000	None	Over $100,000	None	Over $100,000	Over $100,000
Bruce A. Whiteford	Over $100,000	Over $100,000	None	Over $100,000	None	Over $100,000	Over $100,000
David W. Rossmiller	Over $100,000	Over $100,000	None	$50,001-$100,000	None	Over $100,000	Over $100,000
John A. Christie	Over $100,000	Over $100,000	None	Over $100,000	None	$50,001-$100,000	Over $100,000
Jeffrey A. Rutledge	Over $100,000	Over $100,000	None	None	None	Over $100,000	None
Michael Morrisroe	Over $100,000	Over $100,000	None	Over $100,000	None	Over $100,000	Over $100,000
Amit Bortz	Over $100,000	Over $100,000	None	$10,001-$50,000	None	$50,001-$100,000	$1-$10,000
Beatriz M. Cuervo	Over $100,000	Over $100,000	None	Over $100,000	None	$50,001-$100,000	$50,001-$100,000
Qiang Jiang	Over $100,000	Over $100,000	None	None	None	$50,001-$100,000	None
Y. Gregory Sivin	Over $100,000	Over $100,000	None	None	None	$50,001-$100,000	None
Anna E. White	$10,001-$50,000	$10,001-$50,000	None	$10,001-$50,000	None	$10,001-$50,000	$10,001-$50,000

Champlain
Scott T. Brayman	None	None	None	None	None	None	None
Corey N. Bronner	None	None	None	None	None	None	None
Joseph M. Caligiuri	None	None	None	None	None	None	None
Joseph J. Farley	None	None	None	None	None	None	None
Erik C. Giard-Chase	None	None	None	None	None	None	None

57

Dimensional
Arun Keswani	None	None	None	None	None	None	None
Jed S. Fogdall	None	None	None	None	None	None	None
Mary T. Phillips	None	None	None	None	None	None	None

BlackRock
Ibrahim Incoglu	None	None	None	None	None	None	None
Randy Robertson	None	None	None	None	None	None	None

Muzinich
Michael McEachern	None	None	None	None	None	None	None
Warren Hyland	None	None	None	None	None	None	None
Thomas Samson	None	None	None	None	None	None	None
Torben Ronberg*	None	None	None	None	None	None	None
Stuart Fuller*	None	None	None	None	None	None	None

Harding Loevner
Craig Shaw	None	None	None	None	None	None	None
Pradipta Chakrabortty	None	None	None	None	None	None	None
Scott Crawshaw	None	None	None	None	None	None	None
Rusty Johnson	None	None	None	None	None	None	None
Richard Schmidt	None	None	None	None	None	None	None

Sands
Sunil Thakor	None	None	None	None	None	None	None
David Levanson	None	None	None	None	None	None	None
Perry Williams	None	None	None	None	None	None	None

58

Martingale
James M. Eysenbach	None	None	None	None	None	None	None
William E. Jacques	None	None	None	None	None	None	None
Samuel Nathans	None	None	None	None	None	None	None
Fan Gao	None	None	None	None	None	None	None
Prabhu Kavi	None	None	None	None	None	None	None
David E. Schmidt	None	None	None	None	None	None	None

Baillie Gifford
Douglas Brodie	None	None	None	None	None	None	None

Polunin
Douglas Polunin	None	None	None	None	None	None	None

Acadian
Brendan O. Bradley	None	None	None	None	None	None	None
Ryan Taliaferro	None	None	None	None	None	None	None
Harry Gakidis	None	None	None	None	None	None	None

[1]	BIM portfolio managers maintain exposure to the foregoing investment strategies through investment of their deferred compensation and profit sharing account balances in the Funds.

Compensation of Portfolio Managers

BIM. The Adviser’s portfolio managers are generally responsible for providing investment advisory services for multiple types of accounts with similar investment objectives, strategies, risks and fees. Portfolio managers responsible for managing a Fund generally will also provide investment advisory services with respect to bank common and collective funds, separately managed accounts and model portfolios. The Adviser generally compensates portfolio managers with respect to their overall contribution and, except as described below, not with respect to the performance of any single account type.

The Adviser’s portfolio managers receive compensation comprised of an annual base salary, annual cash bonus, deferred cash bonus, and, in some cases, an annual portfolio bonus (described below). The Adviser’s portfolio managers had previously received deferred earnings-based awards granted by an affiliate of the Adviser. The deferred earnings-based awards were terminated effective December 31, 2015, and any accrued compensation was carried over to the deferred cash bonus plan. The deferred cash bonus is a fixed percentage of the annual cash bonus and is generally paid over a three-year period. The Adviser’s portfolio managers also participate in a deferred compensation profit sharing plan as well as other medical and insurance coverage programs, of affiliates of the Adviser. The annual base salaries for portfolio managers are determined on the basis of relevant industry salary data and are intended to be competitive. Annual cash bonus awards are based upon a combination of qualitative and quantitative factors, including performance of the portfolios advised by the portfolio manager, generation and development of new investment ideas, willingness to develop and share ideas as part of a team and contributions to the development of the Adviser’s investment team. Certain portfolio managers for the Small & Mid Cap Strategies Fund, the All Cap Core Fund, the Large Cap Strategies Fund and Strategic Opportunities Fund participate in a portfolio bonus plan where annual awards are based upon the rolling three year performance of their respective Funds relative to internal/external benchmarks. With respect to these portfolio managers, such benchmarks are the MSCI USA Mid Cap Index and the MSCI AC World ex USA Mid Cap Index for Mr. Hall, 60% MSCI All Country World Investable Market Index (IMI) and 40% ICE BofAML 1-10 Year AAA-A US Corporate & Government Index for Messrs. Lester and Bortz, the MSCI ACWI Large Cap Index for Messrs. Christie and Rutledge, the S&P 500® Index for Messrs. Christie and Rutledge, S&P Global Large Cap Ex-U.S. Index for Messrs. Christie and Rutledge, and the MSCI AC WORLD ex USA Mid Cap Index for Mr. Morrisroe.

Dimensional. Portfolio managers receive a base salary and bonus. Compensation of a portfolio manager is determined at the discretion of Dimensional and is based on a portfolio manager’s experience, responsibilities, the perception of the quality of his or her work efforts and other subjective factors. The compensation of portfolio managers is not directly based upon the performance of the Small & Mid Cap Strategies Fund or other accounts that they manage. Dimensional reviews the compensation of each portfolio manager annually and may make modifications in

59

compensation as its Compensation Committee deems necessary to reflect changes in the market. Each portfolio manager’s compensation consists of the following:

•	BASE SALARY. Each portfolio manager is paid a base salary. Dimensional considers the factors described above to determine each portfolio manager’s base salary.

•	SEMI-ANNUAL BONUS. Each portfolio manager may receive a semi-annual bonus. The amount of the bonus paid to each portfolio manager is based on the factors described above.

Portfolio managers may be awarded the right to purchase restricted shares of Dimensional’s stock as determined from time to time by the board of directors of Dimensional or its delegates. Portfolio managers also participate in benefit and retirement plans and other programs available generally to all employees. In addition, portfolio managers may be given the option of participating in Dimensional’s Long Term Incentive Plan. The level of participation for eligible employees may be dependent on overall level of compensation, among other considerations. Participation in this program is not based on or related to the performance of any individual strategies or any particular client accounts.

Champlain. Champlain compensates the Small & Mid Cap Strategies Fund’s portfolio managers for their management of the Fund. Their compensation consists of a cash base salary and a discretionary performance bonus paid in cash that is based on overall profitability, and therefore in part based on the value of the Fund’s net assets and other client accounts they manage. The portfolio managers also receive benefits standard for all of Champlain’s employees, including health care and other insurance benefits. In addition, the portfolio managers may have an ownership stake in Champlain which would entitle them to a portion of the pre-tax profitability of the firm.

BlackRock. BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock.

Base Compensation

Generally, portfolio managers receive base compensation based on their position with the firm.

Discretionary Incentive Compensation

Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk- adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s performance and contribution to the overall performance of these portfolios and BlackRock. In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the funds or other accounts managed by the portfolio managers are measured. Among other things, BlackRock’s Chief Investment Officers make a subjective determination with respect to each portfolio manager’s compensation based on the performance of the funds and other accounts managed by each portfolio manager relative to the various benchmarks. Performance of fixed income funds is measured on a pre-tax and/or after-tax basis over various time periods including 1-, 3- and 5- year periods, as applicable. The performance of Messrs. Incoglu and Robertson is not measured against a specific benchmark.

Distribution of Discretionary Incentive Compensation

Discretionary incentive compensation is distributed to portfolio managers in a combination of cash, deferred BlackRock, Inc. stock awards, and/or deferred cash awards that notionally track the return of certain BlackRock investment products.

Portfolio managers receive their annual discretionary incentive compensation in the form of cash. Portfolio managers whose total compensation is above a specified threshold also receive deferred BlackRock, Inc. stock awards annually as part of their discretionary incentive compensation. Paying a portion of discretionary incentive compensation in the form of deferred BlackRock, Inc. stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods. In some cases, additional deferred BlackRock, Inc. stock may be granted to certain key employees as part of a long-term incentive award to aid in retention, align interests with long-term shareholders and motivate performance. Deferred BlackRock, Inc. stock

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awards are generally granted in the form of BlackRock, Inc. restricted stock units that vest pursuant to the terms of the applicable plan and, once vested, settle in BlackRock, Inc. common stock. The portfolio managers of this Fund have deferred BlackRock, Inc. stock awards.

For certain portfolio managers, a portion of the discretionary incentive compensation is also distributed in the form of deferred cash awards that notionally track the returns of select BlackRock investment products they manage, which provides direct alignment of portfolio manager discretionary incentive compensation with investment product results. Deferred cash awards vest ratably over a number of years and, once vested, settle in the form of cash. Only portfolio managers who manage specified products and whose total compensation is above a specified threshold are eligible to participate in the deferred cash award program.

Other Compensation Benefits

In addition to base salary and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:

Incentive Savings Plans — BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP), and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 8% of eligible pay contributed to the plan capped at $5,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation up to the Internal Revenue Service limit ($270,000 for 2017). The RSP offers a range of investment options, including registered investment companies and collective investment funds managed by the firm. BlackRock contributions follow the investment direction set by participants for their own contributions or, absent participant investment direction, are invested into a target date fund that corresponds to, or is closest to, the year in which the participant attains age 65. The ESPP allows for investment in BlackRock common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares of common stock or a dollar value of $25,000 based on its fair market value on the purchase date. All of the eligible portfolio managers are eligible to participate in these plans.

Portfolio Manager Potential Material Conflicts of Interest

BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Fund. In addition, BlackRock, its affiliates and significant shareholders and any officer, director, shareholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Fund. BlackRock, or any of its affiliates or significant shareholders, or any officer, director, shareholder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock’s (or its affiliates’ or significant shareholders’) officers, directors or employees are directors or officers, or companies as to which BlackRock or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Certain portfolio managers also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for a fund. It should also be noted that Messrs. Incoglu and Robertson may be managing hedge fund and/or long only accounts, or may be part of a team managing hedge fund and/or long only accounts, subject to incentive fees. Messrs. Incoglu and Robertson may therefore be entitled to receive a portion of any incentive fees earned on such accounts.

As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock has adopted policies that are intended to ensure reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base, as appropriate.

Sands. Investment professionals benefit from a salary competitive in the industry, an annual qualitative bonus based on subjective review of the employees’ overall contribution, and a standard profit sharing plan and 401(k) plan. Additional incentives include equity participation. The investment professionals also participate in an investment

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results bonus. The investment results bonus is calculated from the pre-tax performance variance of the Sands composite returns and their respective benchmarks over one-, three- and five-year periods, weighted towards the three- and five-year results.

Muzinich. Investment team members are evaluated on portfolio performance vs. benchmarks and peers, research recommendations, client communications and their contribution to the overall success of the firm. The firm provides above-average base salaries that are augmented through a profit sharing and bonus system, the relative weighting of which varies each year dependent on the firm’s profits and an individual’s performance. On average, bonuses comprise 50-75% of total compensation for investment professionals. For key employees, which may include the portfolio managers, Muzinich has instituted a restricted stock program so that employees may share in the growth of the firm. Firm stock can only be sold back to the firm, and not outside parties, based on a formulaic calculation of the business’s intrinsic profitability.

Harding Loevner. Regular compensation for employees includes a base salary, a benefits package, an annual performance-based cash bonus, and participation in either direct equity holdings or an equity-linked deferred compensation plan.

Harding Loevner’s compensation committee determines the portfolio managers’ compensation, comprised of a fixed salary (or guaranteed payment, in the case of limited partners) and an annual cash bonus. Salary or guaranteed payment level is determined by taking into account the portfolio manager’s qualifications, experience, length of service and overall level of responsibility within Harding Loevner’s business, including the number, variety and asset size of investment strategies managed as well as other duties. Based upon similar criteria, from time to time, portfolio managers may also be granted deferred equity-linked incentive compensation or given the opportunity to purchase limited partnership interests in Harding Loevner. The amount of annual cash bonus award is based upon an assessment of the portfolio manager’s achievement over the preceding year of agreed upon objectives, including the investment performance of the Portfolio(s) managed by the portfolio manager, as measured against each Portfolio’s respective benchmark index.

All portfolios managed according to a particular strategy (e.g., global equity, international equity, international small companies, emerging markets, frontier emerging markets) are managed uniformly. Hence, for purposes of determining compensation, portfolio manager performance is measured at the level of the strategies, or portions thereof, for which the portfolio manager is responsible, rather than at the level of individual portfolios or accounts. Performance of each strategy is measured relative to its respective passive market benchmark over the trailing 12 months.

Equity Ownership and Long-Term Compensation

Harding Loevner has a policy of offering long-term compensation incentives to employees in the form of direct equity ownership or participation in an equity-linked deferred compensation plan. The firm believes this policy is an effective way to link employee success to the long-term investment success of our clients. As of December 31, 2018, 31 senior employees were direct equity owners as limited partners. The vesting period for equity ownership is 10 years. Mr. Johnson, Mr. Shaw, Mr. Crawshaw, Mr. Schmidt and Mr. Chakrabortty are limited partners of the firm. Professional employees, including investment professionals who are not limited partners, participate in an equity-linked deferred compensation plan that has a 5-year vesting period for each year’s contribution. The degree of participation in the plan is determined according to length of tenure and contributions to the success of the firm and its clients.

Martingale. Compensation for all employees includes an annual base salary as well as the opportunity for an annual bonus related to firm-wide profit and individual performance, a SEP retirement plan and participation in the firm’s profit through equity (partnership) ownership. Other nonfinancial benefits are provided to all employees. Individual compensation packages are commensurate with past experience and current contributions to Martingale. Changes in salary or bonus for individual employees are based on traditional employee performance evaluation criteria.

Baillie Gifford. Ballie Gifford’s compensation package is oriented towards rewarding long-term contributions to both investment performance and the business overall.

The partners are the sole owners of the firm and share directly in its profits. In this respect, the compensation and incentive package of senior executives is directly related to both performance and retaining its existing clients, achieved through providing excellent investment service.

The prospect of becoming a partner is a strong incentive to Ballie Gifford’s younger professionals. There is no set criteria for an employee to become a partner - individuals are invited to join the partnership as a result of their proven ability and ongoing contribution to the success of the firm. Partners’ equity ownership is determined by the Joint Senior

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Partners. Ballie Gifford actively looks to move its most qualified people along the partnership track.

A firm-wide bonus is paid annually. Additionally, a significant number of non-partner senior staff have a profits-related bonus scheme with awards determined by individual appraisal ratings and team performance. The remuneration for investment managers at Baillie Gifford has three key elements (i) base salary, (ii) a company-wide all staff bonus and (iii) a performance related bonus, referred to as the Investment Departments’ Bonus Scheme.

Performance for investment managers is measured in two ways. Primarily, 50% of the bonus is based on individual performance. This is determined by the individual’s line manager at the annual appraisal at which staff are assessed against key competences and pre-agreed objectives. The remaining 50% is determined by the investment performance of the investment team, the Portfolio Construction Groups (“PCGs”), or a combination of both that the individual has been part of, over the specified investment time horizon, reflecting Ballie Gifford’s emphasis on long term investing. The Worldwide Discovery Strategy’s investment time horizon is five years.

Within the firm each Investment Team and the PCGs have pre-determined performance targets. These targets, along with the relevant funds being measured, are established and agreed with each head of department following consultation with the senior partners. With effect from the 2015 bonus year (for bonuses paid in 2016 and onwards) all Bonus Scheme members will defer between 20% and 40% of their annual variable remuneration. Awards deferred will be held for a period of three years and will be invested in a range of funds managed by Baillie Gifford. Previously bonus deferral only applied to a small number of senior individuals.

All Bonus Scheme members defer between 20% and 40% of their annual variable remuneration. Awards deferred are held for a period of three years and are invested in a range of funds managed by Baillie Gifford that broadly reflect the firm’s principal decision making process.

Polunin. The founding portfolio managers are all directors and the principal shareholders in the company. They are paid a basic salary annually with the emphasis on additional income being derived from the dividends paid by the investment management company, which in turn are driven by the performance of the portfolios including Polunin’s portion of the Funds. In this way, senior management remuneration is directly related to the long term success of Polunin and its strategies, and the executive team is motivated to maintain Polunin’s investment performance and operational efficiency.

Non-shareholder employees are paid an annual salary with bonuses paid on a strict performance-related basis. The company typically sets aside 10% of operating profit for employee bonuses. Basic salaries are set at a competitive level for the job description in the industry based on salary surveys purchased from reputable third-party providers. Variable compensation or profit share typically amounts to between 80% and 120% of base salary. Key measurement inputs for employee bonuses include the ability to meet goals and objectives (as discussed during the annual review process), length of service, and overall contribution to the success of the firm. All employees are entitled to participate in the firm’s contributory pension scheme and are provided with private medical and travel insurance. During 2018 the firm established an employee Share Award Scheme that has been designed to act as part retention mechanism and part succession plan. Any employee with more than three years’ service may elect to receive part of their performance related bonus in shares, which cannot be sold for three years. The first awards were made in the first quarter of 2018 and approximately 1.3% of the company’s equity was distributed to employees.

Acadian. Compensation structure varies among professionals, although the basic package involves a generous base salary, strong bonus potential, profit sharing participation, various benefits, and, among the majority of senior investment professionals and certain other key employees, equity interest in the firm as part of the Acadian Key Employee Limited Partnership.

Compensation is highly incentive-driven, with Acadian often paying in excess of 100% of base pay for performance bonuses. Bonuses are tied directly to the individual’s contribution and performance during the year, with members of the investment team evaluated on such factors as their contributions to the investment process, account retention, asset growth, and overall firm performance. Since portfolio management in our equity strategies is a team approach, investment team members’ compensation is not linked to the performance of specific accounts but rather to the individual’s overall contribution to the success of the team and the firm’s profitability. This helps to ensure an “even playing field” as investment team members are strongly incentivized to strive for the best possible portfolio performance for all clients rather than only for select accounts.

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Potential Conflicts of Interests

BIM. Like other investment professionals with multiple clients, a portfolio manager for a Fund may face certain potential conflicts of interest in connection with managing both the Fund and other accounts at the same time. The paragraphs below describe some of these potential conflicts, which the Adviser believes are faced by investment professionals at most major financial firms but which the Adviser believes are adequately addressed by its current policies and procedures. The Adviser has adopted policies and procedures that are designed to address certain of these potential conflicts.

A potential conflict of interest may arise when a Fund and other accounts managed by the Adviser or its affiliates purchase or sell the same securities. On occasions when a portfolio manager considers the purchase or sale of a security to be in the best interests of a Fund as well as other accounts managed by the Adviser or its affiliates, the orders for such transactions may be combined in order to obtain the best execution and lower brokerage commissions, if any. Aggregation of trades may create the potential for unfairness to a Fund or another account if one account is favored over another in allocating the securities purchased or sold – for example, by allocating a disproportionate amount of a security that is likely to increase in value to a favored account. The Adviser believes that its policies and procedures relating to trade aggregation and allocation are reasonably designed to prevent such results.

“Cross trades,” in which one account managed by the Adviser or its affiliates sells a particular security to another account managed by the Adviser or its affiliates (potentially saving transaction costs for both accounts), may also pose a potential conflict of interest. Cross trades may be seen to involve a potential conflict of interest if, for example, one account is permitted to sell a security to another account at a higher price than an independent third party would pay. The Adviser and the Board have adopted compliance procedures that provide that any transactions between a Fund and another account advised by the Adviser or its affiliates are to be made at an independent current market price, as required by law.

Another potential conflict of interest may arise based on the different investment objectives and strategies of a Fund and other accounts. For example, another account may have a shorter-term investment horizon or different investment objective, policies or restrictions than a Fund. Depending on another account’s objectives or other factors, a portfolio manager may give advice and make decisions that may differ from advice given, or the timing or nature of decisions made, with respect to a Fund. In addition, investment decisions are the product of many factors in addition to basic suitability for the particular account involved. Thus, a particular security may be bought or sold for certain accounts even though it could have been bought or sold for other accounts at the same time. More rarely, a particular security may be bought for one or more accounts managed by a portfolio manager when one or more other accounts are selling the security (including short sales). There may be circumstances when purchases or sales of portfolio securities for one or more accounts may have an adverse effect on other accounts.

A Fund’s portfolio manager(s) who are responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

A Fund’s portfolio manager(s) may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the Fund. In addition to executing trades, some brokers and dealers provide the Adviser and its affiliates with brokerage and research products and services, which may result in the payment of higher brokerage fees than might have otherwise been available. These products and services are used by the Adviser and its affiliates and may be more beneficial to certain Funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the Adviser and its affiliates determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research products and services provided, the decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among a Funds and/or accounts that the Adviser and its affiliates manage.

The Adviser’s portfolio managers may also face other potential conflicts of interest in managing the Fund, and the description above is not a complete description of every conflict that could be deemed to exist in managing both the Fund and other accounts. In addition, portfolio managers may also manage other accounts (including their personal assets or the assets of family members) in their personal capacity. The management of these accounts may also involve certain of the potential conflicts described above. Investment personnel at the Adviser, including portfolio managers, are subject to restrictions on engaging in personal securities transactions pursuant to Codes of Ethics

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adopted by the Adviser and the Funds, which contain provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of clients.

Other conflicts may arise out of other situations, including without limitation: (i) the allocation of investment opportunities to the Fund and to any other accounts; (ii) the aggregation of orders for the other accounts; (iii) the discretion of the Fund (and in certain cases of the Adviser) to waive or modify the application of, any provision of the Prospectus and SAI or grant special or more favorable rights with respect to, any provision of the Prospectus and SAI or the fund documents to the extent permitted by applicable law and (iv) cross trades and principal transactions.

Dimensional. Actual or apparent conflicts of interest may arise when a portfolio manager has primary day-to-day responsibilities with respect to multiple accounts. In addition to the Small & Mid Cap Strategies Fund, other accounts may include registered mutual funds, unregistered pooled investment vehicles, and accounts managed for organizations and individuals (“Accounts”). An Account may have a similar investment objective to the Small & Mid Cap Strategies Fund, or may purchase, sell or hold securities that are eligible to be purchased, sold or held by the Small & Mid Cap Strategies Fund. Actual or apparent conflicts of interest include:

•	TIME MANAGEMENT. The management of multiple Accounts may result in a portfolio manager devoting unequal time and attention to the management of the Small & Mid Cap Strategies Fund and/or Accounts. Dimensional seeks to manage such competing interests for the time and attention of portfolio managers by having them focus on a particular investment discipline. Certain Accounts managed by a portfolio manager are managed using the same investment approaches that are used in connection with the management of the Small & Mid Cap Strategies Fund.

•	INVESTMENT OPPORTUNITIES. It is possible that at times identical securities will be held by both the Small & Mid Strategies Cap Fund and one or more Accounts. However, positions in the same security may vary and the length of time that the Small & Mid Cap Strategies Fund or an Account may choose to hold its investment in the same security may likewise vary. If a portfolio manager identifies a limited investment opportunity that may be suitable for the Small & Mid Cap Strategies Fund and one or more Accounts, the Small & Mid Cap Strategies Fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders. To deal with these situations, Dimensional has adopted procedures for allocating portfolio transactions across the Small & Mid Cap Strategies Fund and Accounts.

•	BROKER SELECTION. With respect to securities transactions for the Small & Mid Cap Strategies Fund, Dimensional determines which broker to use to execute each order, consistent with its duty to seek best execution of the transaction. However, with respect to certain Accounts (such as separate accounts), Dimensional may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, Dimensional or its affiliates may place separate, non-simultaneous, transactions for the Small & Mid Cap Strategies Fund and an Account that may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the Small & Mid Cap Strategies Fund or the Account.

•	PERFORMANCE-BASED FEES. For some Accounts, Dimensional may be compensated based on the profitability of the Account, such as by a performance-based management fee. These incentive compensation structures may create a conflict of interest for Dimensional with regard to Accounts where Dimensional is paid based on a percentage of assets because the portfolio manager may have an incentive to allocate securities preferentially to the Accounts where Dimensional might share in investment gains.

•	INVESTMENT IN AN ACCOUNT. A portfolio manager or his/her relatives may invest in an account that he or she manages and a conflict may arise where he or she may therefore have an incentive to treat an Account in which the portfolio manager or his/her relatives invest preferentially as compared to the Small & Mid Cap Strategies Fund or other Accounts for which they have portfolio management responsibilities.

Dimensional has adopted certain compliance procedures that are reasonably designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

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Champlain. The portfolio managers’ management of “other accounts” may give rise to potential conflicts of interest in connection with their management of the Small & Mid Cap Strategies Fund’s investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may have the same investment objective as the Small & Mid Cap Strategies Fund. Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby the portfolio managers could favor one account over another. Another potential conflict could include the portfolio managers’ knowledge about the size, timing and possible market impact of Small & Mid Cap Strategies Fund trades, whereby the portfolio managers could use this information to the advantage of other accounts and to the disadvantage of the Small & Mid Cap Strategies Fund. For some accounts, Champlain may be compensated based on the profitability of the account, such as by a performance-based management fee. These incentive compensation structures may create a conflict of interest for Champlain with regard to accounts where Champlain is paid based on a percentage of assets because the portfolio managers may have an incentive to allocate securities preferentially to the accounts where Champlain might share in investment gains. Champlain has adopted certain compliance procedures that are reasonably designed to address conflicts of interest. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

BlackRock. BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Fund. In addition, BlackRock, its affiliates and significant shareholders and any officer, director, shareholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Fund. BlackRock, or any of its affiliates or significant shareholders, or any officer, director, shareholder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock’s (or its affiliates’ or significant shareholders’) officers, directors or employees are directors or officers, or companies as to which BlackRock or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Certain portfolio managers also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for a fund. It should also be noted that Messrs. Incoglu and Robertson may be managing hedge fund and/or long only accounts, or may be part of a team managing hedge fund and/or long only accounts, subject to incentive fees. Messrs. Incoglu and Robertson may therefore be entitled to receive a portion of any incentive fees earned on such accounts.

As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock has adopted policies that are intended to ensure reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base, as appropriate.

Sands. As an investment adviser to a variety of clients, Sands recognizes there may be actual or potential conflicts of interest inherent in their business. The Sands portfolio managers’ management of “other accounts” may give rise to potential conflicts of interest in connection with their management of the Large Cap Strategies Fund’s investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may have similar, different, or overlapping investment objectives and strategies as the Large Cap Strategies Fund, and such accounts may be managed by one, or any combination of portfolio managers. Therefore, a potential conflict of interest may arise as a result of the similar, different, or overlapping investment objectives and strategies, whereby the portfolio managers could favor one account over another. Another potential conflict could include the portfolio managers’ knowledge about the size, timing and possible market impact of the Large Cap Strategies Fund’s trades, whereby a portfolio manager could use this information to the advantage of other accounts and to the disadvantage of the Large Cap Strategies Fund. However, Sands has established policies and procedures intended to result in the fair and equitable allocation of investment opportunities among Sands’ clients over time. These policies and procedures address such issues as execution of portfolio transactions, aggregation and allocation of trades, directed brokerage and the use of brokerage commissions.

Additionally, Sands adopted a Code of Ethics that addresses rules on personal trading and an Insider Trading policy.

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Muzinich. Each of Muzinich’s portfolio managers may also manage mutual funds other than the Strategic Opportunities Fund and multiple institutional separate accounts. Some of the other mutual funds and separate accounts may be managed similarly to the Fund, except to the extent required by differences in cash flow, investment policy or law. The side-by-side management of the Fund and the other accounts presents a variety of potential conflicts of interest. For example, a portfolio manager may purchase or sell securities for one portfolio and not another portfolio, and the performance of securities purchased for one portfolio may vary from the performance of securities purchased for other portfolios. The portfolio managers may also want to buy the same security for one or more of the portfolios that they manage. In some cases, there may not be sufficient amounts of the securities available to cover the needs of all the portfolios managed by Muzinich. Muzinich endeavors to treat all clients fairly and provide high quality investment services. As a result, Muzinich has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures which it believes address the conflicts associated with managing multiple accounts of different types with similar and dissimilar investment objectives and guidelines. Muzinich generally utilizes a pro-rata allocation methodology which considers available cash and individual account investment guidelines for the purchase and sale of securities common to more than one portfolio, although other methodologies Muzinich deems fair, such a rotational methodology, may be used.

Harding Loevner. To limit potential conflicts of interest, Harding Loevner limits its business solely to providing investment-advisory services. Harding Loevner’s Code of Ethics includes a number of provisions designed to limit the potential for any conflicts of interest. The Code of Ethics applies to all employees and specifies how clients’ interests always have priority over those of the firm and its employees. The Code of Ethics also requires that employee conduct always be based upon fundamental principles of openness, integrity, honesty and trust. On an annual basis, employees must certify that they conform to the Code of Ethics and must complete a Conflicts of Interest Questionnaire. Harding Loevner claims compliance with the CFA Institute’s Asset Manager Code of Professional Conduct. Employees understand in advance what is expected of them, and what they can expect from the firm through individual goal-setting meetings and reviews each year.

Martingale. Martingale employs a systematic stock valuation, portfolio construction and trading process. Martingale’s disciplined approach, combined with firm policies and procedures, are reasonably designed to treat all clients in a fair and equitable manner over time.

As a matter of policy, trade allocation procedures must be fair and equitable to all clients, with no particular group or client(s) being favored or disfavored over any other clients. Martingale’s policy prohibits any allocation of trades in a manner that its proprietary accounts, affiliated accounts, or any particular client(s) or group of clients receive more favorable treatment than other client accounts.

Further, accounts with a performance fee component are treated no differently than accounts without one in accordance with Martingale’s policies and procedures.

Baillie Gifford. Baillie Gifford has a firm-wide Code of Ethics policy that applies to all staff and partners of the firm. As part of that policy Baillie Gifford has requirements around the identification and management of personal conflicts of interest. This includes disclosure of outside business interests and personal associations. Ballie Gifford takes all reasonable steps to ensure that any such outside business interest or personal association does not affect or reasonably appear to affect conduct or actions in Baillie Gifford, and therefore conflict with Ballie Gifford’s duties to clients or the firm. Any outside business interest or any significant relationship with another person working in a relevant business connected to Baillie Gifford is required to be disclosed to the compliance department. This would include a relationship or affiliation with a client of the firm or an adviser/consultant to a client. A conflict of interest would be deemed significant if an independent third-party might reasonably consider that it could affect the individual staff member or partner’s actions or those of a personal associate. A record of such business interests or personal associations is retained by the compliance department along with an assessment of any action needed to manage the conflict.

Polunin. Polunin has a firm-wide Code of Ethics policy that applies to all staff and directors of the firm. Underpinning its Code of Ethics policy, Polunin’s Conflicts of Interest Policy document identifies a number of areas in which a conflict might arise. The following is a non-exhaustive description of the most significant conflicts that Polunin believes may have relevance to the Funds: conflicts between clients in the same or different strategies, or with performance rather than fixed management fees; personal account dealing by the firm’s employees; and the equitable resolution of trade errors. Polunin believes that it has robust procedures in place to mitigate or prevent the conflicts identified above from arising or from having an impact on the Funds. Among the procedures that are in place, the most significant are Polunin’s Order Aggregation and Allocation Policy which ensures that customers are treated fairly when buying and selling securities. Further, the firm’s Personal Account Dealing Policy ensures that no employee of the firm can buy or sell an investment before the firm’s customers. The above policies and procedures are monitored and controlled by a separate Compliance and Risk department within the firm, operating independently from the front office portfolio management team, staffed

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by senior professionals and led by a board director and equity shareholder of the firm.

Acadian. A conflict of interest may arise as a result of a portfolio manager being responsible for multiple accounts, including the Small & Mid Cap Strategies Fund, which may have different investment guidelines and objectives. In addition to the Small & Mid Cap Strategies Fund, these accounts may include other mutual funds managed on an advisory or sub-advisory basis, separate accounts and collective trust accounts. An investment opportunity may be suitable for the Small & Mid Cap Strategies Fund as well as for any of the other managed accounts (the “Other Accounts”). However, the investment may not be available in sufficient quantity for all of the accounts to participate fully. In addition, there may be limited opportunity to sell an investment held by the Small & Mid Cap Strategies Fund to the Other Accounts. The Other Accounts may have similar investment objectives or strategies as the Small & Mid Cap Strategies Fund, may track the same benchmarks or indexes as the Small & Mid Cap Strategies Fund tracks, and may sell securities that are eligible to be held, sold or purchased by the Small & Mid Cap Strategies Fund. A portfolio manager may be responsible for accounts that have different advisory fee schedules, which may create the incentive for the portfolio manager to favor one account over another in terms of access to investment opportunities. A portfolio manager may also manage accounts whose investment objectives and policies differ from those of the Small & Mid Cap Strategies Fund, which may cause the portfolio manager to effect trading in one account that may have an adverse effect on the value of the holdings within another account, including the Small & Mid Cap Strategies Fund.

To address and manage these potential conflicts of interest, Acadian has adopted compliance policies and procedures to allocate investment opportunities and to ensure that each of its clients is treated on a fair and equitable basis. Such policies and procedures include, but are not limited to, trade allocation and trade aggregation policies, portfolio manager assignment practices and oversight by investment management and the compliance team.

ADMINISTRATIVE SERVICES AGREEMENT

The Corporation, on behalf of each Fund, entered into an administrative oversight, supervision and coordination services agreement (the “Administrative Oversight Agreement”) with Bessemer, pursuant to which Bessemer and Bessemer Trust Company (“BTCO”), an affiliate of the Adviser, provide certain non-advisory services to the Funds, such as the maintenance of records, the provision of supervisory personnel and the monitoring of other non-advisory service providers. Under the Administrative Oversight Agreement, each Fund pays an annual fee of 0.03% of its average daily net assets for such services.

ADMINISTRATOR, FUND ACCOUNTANT AND TRANSFER AGENT

BNY Mellon and BNY Mellon Investment Servicing (US) Inc., 760 Moore Road, King of Prussia, Pennsylvania 19406, act as administrator and fund accounting agent and as transfer agent, respectively, for the Funds pursuant to an Administration and Accounting Services Agreement and a Transfer Agency Services Agreement (the “BNY Mellon Agreements”). Pursuant to the BNY Mellon Agreements, BNY Mellon provides the Funds with general office facilities and supervises the overall administration of the Funds, including among other responsibilities, assisting in the preparation and filing of all documents required for compliance by the Funds with applicable laws and regulations and arranging for the maintenance of books and records of the Funds. BNY Mellon may also provide persons (including directors, officers and other employees of BNY Mellon or its affiliates) satisfactory to the Board to serve as officers of the Funds. BNY Mellon maintains all Fund books and records required under Rule 31a-1 under the 1940 Act, performs daily accounting services and satisfies additional Fund reporting and record keeping requirements.

For the services provided by BNY Mellon, the following annual fee will be calculated based upon the aggregate average net assets of the Old Westbury Fund complex and payable to BNY Mellon monthly:

Maximum Administrative Fee	Average Aggregate Daily Net Assets of the Funds
0.0350%	of the first $1.5 billion
0.0275%	of the next $1 billion
0.0175%	of the next $1 billion
0.0125%	of assets in excess of $3.5 billion

Additionally, the Funds pay BNY Mellon an annual base fee of $25,000 per portfolio, excluding out-of-pocket expenses.

BNY Mellon may choose voluntarily to reimburse a portion of its fee at any time. See “Fees Paid by the Funds for

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Services” for payments made over the last three fiscal years to BNY Mellon.

BNY Mellon also acts as administrator and fund accounting agent for the Subsidiary. For the services provided by BNY Mellon, it receives a monthly base fee of $2,500, a yearly fee of $7,500 for tax services plus certain transaction fees, excluding out-of-pocket expenses, as well as administration services fees. BNY Mellon has contractually agreed to exclude from its fee calculation based on net assets for the Strategic Opportunities Fund the amount of the Strategic Opportunities Fund’s assets invested in the Subsidiary.

CUSTODIANS

Citibank, N.A. (“Citibank”), located at 111 Wall Street, New York, New York 10005, is the co-custodian for the Small & Mid Cap Strategies Fund, and the custodian for the Strategic Opportunities Fund and the Subsidiary. Pursuant to its respective agreements with the Funds and the Subsidiary, Citibank is responsible for maintaining (1) the books and records of securities and cash, and maintaining (2) portfolio transaction records. Citibank receives a fee from each Fund and the Subsidiary calculated daily and paid monthly based on safekeeping and transaction fees that vary by country.

BTCO, located at 100 Woodbridge Center, Woodbridge, New Jersey 07095, is the custodian for the All Cap Core, Large Cap Strategies, All Cap ESG, Fixed Income, Municipal Bond, California Municipal Bond and New York Municipal Bond Funds and the co-custodian for the Small & Mid Cap Strategies Fund. BTCO serves as custodian for the Small & Mid Cap Strategies Fund only with respect to equity securities of U.S. companies (other than ETFs) and securities in the form of depositary receipts directly managed by the Adviser, income, other payments and distributions issued with respect to such securities, proceeds of the sale of such securities, and cash, cash equivalents and money market instruments received and held by BTCO from time to time on behalf of the Small & Mid Cap Strategies Fund. Pursuant to its agreement with these Funds, BTCO is responsible for maintaining the books and records of these Funds’ securities and cash. BTCO receives a fee calculated and paid monthly at the annual rate of 0.075% of the average daily net assets of non-U.S. investments for All Cap Core Fund, All Cap ESG Fund and Large Cap Strategies Fund and 0.015% of the average daily net assets of Fixed Income Fund, Municipal Bond Fund, California Municipal Bond Fund and New York Municipal Bond Fund, or portion thereof for Small & Mid Cap Strategies Fund and U.S. investments for All Cap Core Fund, All Cap ESG Fund and Large Cap Strategies Fund.

UNDERWRITER

The Corporation has entered into an underwriting agreement with Foreside Funds Distributors LLC (“Foreside” or the “Underwriter”) (the “Underwriting Agreement”). Pursuant to the Underwriting Agreement, the Underwriter facilitates the distribution of Fund shares and undertakes such advertising and promotion as requested by the Corporation and as it believes reasonable. The Underwriting Agreement contemplates that the Underwriter may, if authorized in each instance by the Corporation, on behalf of a Fund, or the Adviser, enter into sales agreements with securities dealers, financial institutions and other industry professionals, such as investment advisers, accountants and estate planning firms. The Underwriter will require each dealer with whom the Underwriter has a selling agreement to conform to all applicable provisions of the Funds’ Prospectus. Foreside makes a continuous offering of the Funds’ shares. Foreside is located at 899 Cassatt Road, 400 Berwyn Park, Suite 110, Berwyn, Pennsylvania 19312.

In its capacity as principal underwriter, Foreside uses its best efforts to obtain subscriptions to shares of each Fund. Foreside does not receive an annual fee from the Funds.

FUND COUNSEL, INDEPENDENT DIRECTORS’ COUNSEL AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Dechert LLP, 1900 K Street, NW, Washington, DC 20006, serves as legal counsel to the Funds.

Schiff Hardin LLP, 666 Fifth Avenue, Suite 1700, New York, New York 10103, serves as independent counsel to the Independent Directors.

Ernst & Young LLP, located at 5 Times Square, New York, New York 10036, is the independent registered public accounting firm for the Funds, providing audit services and tax return review services.

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PROXY VOTING POLICIES

The Funds have adopted Proxy Voting Policies that delegate the responsibility of voting proxies to the Adviser and that permit the Adviser to further delegate to the sub-advisers proxy voting responsibility relating to the portfolio securities that they manage. The Adviser has delegated proxy voting responsibility to Dimensional for the portion of the Small & Mid Cap Strategies Fund that Dimensional manages. The Proxy Voting Policies of the Adviser and Dimensional are attached as Appendix B.

Information regarding how the Funds (with the exception of the California Municipal Bond Fund and New York Municipal Bond Fund, which commenced operations on December 1, 2018) voted proxies relating to portfolio securities during the 12-month period ended June 30, 2018 is available, without charge, upon request, by calling 1-800-607-2200 and on the SEC’s website at http://www.sec.gov.

DISCLOSURE OF PORTFOLIO HOLDINGS INFORMATION

Pursuant to policies on portfolio holdings disclosure (“Portfolio Disclosure Policies”), the Funds, or their authorized service providers, may publicly disclose holdings of all Funds in accordance with applicable regulatory requirements. Such public disclosure of holdings includes required periodic holdings disclosure in filings with the SEC, as well as other holdings disclosures, such as the top ten or other specified holdings of a Fund, on a monthly basis with a lag time of not less than seven days, on the website www.Bessemer.com or by other means.

Portfolio holdings information for the Funds may also be made available more frequently and prior to its public availability (“non-standard disclosure”) to:

(1)	the Funds’ service providers (which currently include the Funds’ adviser, sub-adviser, custodian, administrator, fund accountant, transfer agent, distributor, pricing service and printers (Command Financial Press Corporation)) (“Service Providers”); and

(2)	certain non-service providers (such as ratings agencies including, among others, Morningstar, Inc., Standard & Poor’s Securities, Inc. and Lipper Analytical Services for such purposes as analyzing and ranking the Funds or performing due diligence and asset allocation) (“Non-Service Providers”); and

(3)	non-Service Providers pursuant to a written confidentiality agreement that protects the confidentiality of the portfolio holdings information; and

(4)	to facilitate efficient trading of certain investment and receipt of relevant research.

The disclosure of portfolio holdings for the Funds may only be made pursuant to the Portfolio Disclosure Policies, which are designed to ensure compliance by the Funds and their service providers with the applicable federal securities laws. The Portfolio Disclosure Policies are also designed to prevent the unauthorized disclosure of a Fund’s holdings that could harm the Fund or its shareholders and to ensure that their respective interest are not put above those of the shareholders.

Neither the Funds nor the Funds’ service providers may receive compensation or other consideration in connection with the disclosure of information about portfolio securities. The Portfolio Disclosure Policies may not be waived or exceptions made, without the consent of the Funds’ Chief Compliance Officer or his designees, or Chief Legal Officer. The Board will review this policy as often as they deem appropriate, but not less often than annually, and recommend any changes that they deem appropriate. The Funds’ Board and Chief Compliance Officer may, on a case-by-case basis, impose additional restrictions on the dissemination of portfolio information beyond those found in the Funds’ Portfolio Disclosure Policies.

BROKERAGE TRANSACTIONS

The Adviser and the sub-advisers make each Fund’s portfolio decisions and determine the broker to be used in each specific transaction with the objective of obtaining a combination of the most favorable commission and the best price obtainable on each transaction (generally defined as best execution). When consistent with the objective of obtaining best execution and consistent with applicable law, brokerage may be directed to persons or firms supplying research products and services to the Adviser and its affiliates and the sub-advisers. To the extent that such persons or firms supply research products and services to the Adviser and its affiliates or the sub-advisers for use in rendering the investment advice to a Fund or account, such information may be supplied at no cost to the Adviser and its

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affiliates or the sub-advisers and, therefore, may have the effect of reducing the expenses of the Adviser and its affiliates and the sub-advisers in rendering advice to a Fund or account. While it is impossible to place an actual dollar value on such research products and services, receipt by the Adviser and its affiliates or the sub-advisers probably does not reduce the overall expenses of the Adviser and its affiliates or the sub-advisers to any material extent. Consistent with Rule 12b-1(h), the Adviser and its affiliates and sub-advisers will not consider sales of shares of a Fund as a factor in the selection of brokers to execute portfolio transactions for the Funds.

The research products and services provided to the Adviser and its affiliates and the sub-advisers is of the type described in Section 28(e) of the Exchange Act and is designed to augment the Adviser’s and its affiliates or the sub-advisers’ own internal research and investment strategy capabilities. These research products and services include such matters as general economic and securities market reviews, industry and company reviews, evaluations of securities and recommendations as to the purchase and sale of securities. Research products and services furnished by brokers through which each Fund effects securities transactions are used by the Adviser and its affiliates or the sub-advisers in carrying out their investment management responsibilities with respect to all of their clients’ accounts. There may be occasions where the transaction cost charged by a broker may be greater than that which another broker may charge if the Adviser and its affiliates or the sub-advisers determine in good faith that the amount of such transaction cost is reasonable in relation to the value of brokerage and research products and services provided by the executing broker.

European-based affiliates of the Adviser and sub-advisers (“European Affiliates”) who are subject to the EU’s Markets in Financial Instruments Directive (“EU Directive”) will be subject to separate rules applicable to any arrangements under which brokers may, in addition to routine order execution, facilitate the provision of research to the European Affiliates by the broker itself or a third party research provider (“third party research”). In general, firms subject to the EU Directive may not direct brokerage to firms in exchange for third party research, but rather must pay for such research services directly or allocate their costs equitably among their clients. Third party research will be purchased by the European Affiliates when they consider that such research will benefit their clients, including the Fund, in seeking to achieve their clients’ investment objectives and strategies. The purchase of third party research will be subject to appropriate controls and oversight designed to ensure that the research budget is managed and used in the interests of clients and will include regularly assessing the quality of the research purchased.

A Fund may deal in some instances in securities which are not listed on a national securities exchange but are traded in the over-the-counter market. It may also purchase listed securities through the third market. Where transactions are executed in the over-the-counter market or third market, that Adviser or sub-advisers will seek to deal with the primary market makers; but when necessary in order to obtain best execution, it will utilize the services of others. In all cases, the Adviser and sub-advisers will attempt to negotiate best execution.

Although investment decisions for the Funds are made independently from those of the other accounts managed by the Adviser and the sub-advisers and their respective affiliates, investments of the type the Funds may make may also be made by those other accounts. When the Funds and one or more other accounts managed by the Adviser and the sub-advisers or their respective affiliates are prepared to invest in, or desire to dispose of, the same security, available investments or opportunities for sales will be allocated in a manner believed by the Adviser and the sub- advisers and their respective affiliates to be equitable to each. In some cases, this procedure may adversely affect the price paid or received by the Funds or the size of the position obtained or disposed of by the Funds. In other cases, however, it is believed that coordination and the ability to participate in volume transactions will be to benefit the Funds.

As of October 31, 2018, the All Cap Core Fund, the Small & Mid Cap Strategies Fund, the Large Cap Strategies Fund, and the Fixed Income Fund held investments in securities of its regular broker-dealers as follows:

Fund	Approximate Aggregate Value of Issuer’s Securities Owned by the Fund at 10/31/2018	Name of Broker or Dealer
All Cap Core Fund	$37,947,797.70	Morgan Stanley
Small & Mid Cap Strategies Fund	$335,834.35	ICAP
Large Cap Strategies Fund	$152,927,695.98	JPMorgan Chase & Co
Large Cap Strategies Fund	$257,339.76	Morgan Stanley
Large Cap Strategies Fund	$3,528,915.27	Societe Generale SA
Fixed Income Fund	$8,288,231.86	JPMorgan Chase & Co
Fixed Income Fund	$4,417,564.79	Morgan Stanley

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PORTFOLIO TURNOVER

Changes may be made to a Fund’s portfolio consistent with the investment objectives and policies of such Fund whenever such changes are believed to be in the best interests of the Funds and their shareholders. The portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities by the average monthly value of a Fund’s portfolio securities. For purposes of this calculation, portfolio securities exclude all securities having a maturity when purchased of one year or less. For the fiscal year ended October 31, 2018, the turnover rates for the Funds can be found in the “Financial Highlights” section of the Funds’ Prospectus. High portfolio turnover may result in increased brokerage costs to a Fund and also adverse tax consequences to a Fund’s shareholders.

In any particular year, market conditions may result in greater portfolio turnover rates than are presently anticipated. The rate of a Fund’s turnover may vary significantly from time-to-time depending on the volatility of economic and market conditions.

SHAREHOLDER SERVICING PLAN

The Funds have adopted a shareholder servicing plan (the “Shareholder Servicing Plan”). Under the Shareholder Servicing Plan, the Funds have entered into a shareholder servicing agreement with Bessemer, pursuant to which Bessemer serves as a shareholder servicing agent and provides certain shareholder support services (“Shareholder Support Services”) to each Fund. Such Shareholder Support Services include, but are not limited to, providing necessary personnel and facilities to establish and maintain shareholder accounts and records, assisting in processing purchase and redemption requests, and transmitting various communications to shareholders. For these services, each Fund pays an annual fee of 0.20% of its average daily net assets. Bessemer may engage shareholder sub-servicing agents, such as broker/dealers, banks, trust companies, investment advisers, and other financial institutions and intermediaries to provide certain shareholder support services and is solely responsible for paying each such shareholder sub-servicing agent from the fee it receives from each of the Funds.

FEES PAID BY THE FUNDS FOR SERVICES

FOR THE FISCAL YEAR ENDED OCTOBER 31, 20181

Fund Name	Advisory Fee/Fee Waived	Brokerage Commissions	Administrative Fee†	Shareholder Servicing Fee/Fee Waived
All Cap Core Fund	$12,994,113/$0	$639,024	$873,041	$3,767,419
Large Cap Strategies Fund	$142,845,6712/$0	$7,931,728	$7,958,084	$35,242,668
All Cap ESG Fund	$133,817/$64,310	$37,919	$24,573	$35,685
Small & Mid Cap Strategies Fund	$57,095,3063/$2,868,943	$4,233,106	$3,049,019	$13,434,190
Strategic Opportunities Fund	$57,004,9624/$6,600,358	$2,796,672	$2,558,442	$11,025,993
Fixed Income Fund	$3,642,116/$0	$0	$398,486	$1,696,058/$848,029
Municipal Bond Fund	$8,696,726/$0	$0	$1,024,965	$4,540,986/$2,270,493

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FOR THE FISCAL YEAR ENDED OCTOBER 31, 20171

Fund Name	Advisory Fee/Fee Waived	Brokerage Commissions	Administrative Fee†	Shareholder Servicing Fee/Fee Waived
All Cap Core Fund	$10,483,817/$0	$1,081,449	$705,350	$3,028,863
Large Cap Strategies Fund	$129,007,1135/$0	$12,080,178	$7,164,319	$31,783,028
Small & Mid Cap Strategies Fund	$50,795,8916/$2,585,158	$3,284,819	$2,709,723	$11,951,974
Strategic Opportunities Fund	$59,228,1237/$6,593,225	$2,223,243	$2,653,180	$11,470,624
Fixed Income Fund	$3,414,313/$0	$0	$374,488	$1,582,156/$791,078
Municipal Bond Fund	$8,148,411/$0	$0	$958,840	$4,227,663/$2,113,832

FOR THE FISCAL YEAR ENDED OCTOBER 31, 20161

Fund Name	Advisory Fee/Fee Waived	Brokerage Commissions	Administrative Fee†	Shareholder Servicing Fee/Fee Waived
All Cap Core Fund	$7,731,832/$0	$698,119	$550,432	$2,327,277
Large Cap Strategies Fund	$113,735,2068/$0	$9,782,583	$6,338,972	$27,965,052
Small & Mid Cap Strategies Fund	$45,024,4509/$2,408,316	$2,284,009	$2,416,889	$10,593,988
Strategic Opportunities Fund*	$65,600,71810/$7,549,178	$3,926,606	$2,954,633	$12,745,144
Fixed Income Fund	$2,915,164/$0	$0	$320,415	1,332,582/$666,291
Municipal Bond Fund	$6,758,557/$0	$0	$786,142	3,433,461/$1,716,731

†	Includes amounts paid to Bessemer and BTCO under the Administrative Agreement and BNY Mellon under the Administration and Accounting Services Agreement.

*	Amounts include payments by the Strategic Opportunities Fund and the Subsidiary.

[1]	From time to time, the Adviser may voluntarily assume certain expenses of a Fund. This would have the effect of lowering the overall expense ratio of that Fund and of increasing yield to investors in that Fund. No information is shown for the California Municipal Bond Fund and New York Municipal Bond Fund, as they had not commenced operations as of October 31, 2018.

[2]	Includes sub-advisory fees paid to Sands and Harding Loevner from the advisory fees the Adviser received from the Fund. The aggregate annual sub-advisory fees paid totaled $16,913,714 or 0.10% based on the average daily net assets of the Fund.

[3]	Includes sub-advisory fees paid to Dimensional, Champlain, Martingale, Baillie Gifford, Polunin, Acadian, and a former sub-adviser from the advisory fees the Adviser received from the Fund. The aggregate annual sub-advisory fees paid totaled $22,180,944 or 0.33% based on the average daily net assets of the Fund.

[4]	Includes sub-advisory fees paid to BlackRock and Muzinich from the advisory fees the Adviser received from the Fund. The aggregate annual sub-advisory fees paid totaled $6,249,172 or 0.11% based on the average daily net assets of the Fund.

[5]	Includes sub-advisory fees paid to Sands and Harding Loevner from the advisory fees the Adviser received from the Fund. The aggregate annual sub-advisory fees paid totaled $15,440,651 or 0.10% based on the average daily net assets of the Fund.

[6]	Includes sub-advisory fees paid to Dimensional, Champlain, Martingale, Baillie Gifford, Polunin, and a former sub-adviser from the advisory fees the Adviser received from the Fund. The aggregate annual sub-advisory fees paid totaled $17,741,322 or 0.30% based on the average daily net assets of the Fund.

[7]	Includes sub-advisory fees paid to BlackRock and Muzinich from the advisory fees the Adviser received from the Fund. The aggregate annual sub-advisory fees paid totaled $5,669,964 or 0.10% based on the average daily net assets of the Fund.

[8]	Includes sub-advisory fees paid to Sands and Harding Loevner from the advisory fees the Adviser received from the Fund. The aggregate annual sub-advisory fees paid totaled $14,307,836 or 0.10% based on the average daily net assets of the Fund.

[9]	Includes sub-advisory fees paid to Dimensional, Champlain, Martingale, and a former sub-adviser from the advisory fees the Adviser received from the Fund. The aggregate annual sub-advisory fees paid totaled $13,869,418 or 0.26% based on the average daily net assets of the Fund.

[10]	Includes sub-advisory fees paid to BlackRock, Muzinich and several former sub-advisers from the advisory fees

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the Adviser received from the Fund. The aggregate annual sub-advisory fees paid totaled $6,637,725 or 0.10% based on the average daily net assets of the Fund.

HOW DO THE FUNDS MEASURE PERFORMANCE?

Each Fund may advertise its share performance by using the SEC’s standard method for calculating performance applicable to all mutual funds. The SEC also permits this standard performance information to be accompanied by non-standard performance information.

Unless otherwise stated, any quoted share performance reflects the effect of non-recurring charges, such as maximum sales charges, which, if excluded would increase the total return and yield. The performance of shares depends upon such variables as: portfolio quality; average portfolio maturity; type and value of portfolio securities; changes in interest rates; changes or differences in the Fund’s expenses; and various other factors.

Share performance fluctuates on a daily basis largely because net earnings and offering price per share fluctuate daily. Both net earnings and offering price per share are factors in the computation of yield and total return.

The performance of the Funds may be compared in various financial and news publications to the performance of various indices and investments for which reliable performance data is available. The performance of the Funds may be compared in publications to averages, performance rankings, or other information prepared by nationally recognized mutual fund ranking and statistical services. As with other performance data, performance comparisons should not be considered representative of a Fund’s relative performance for any future period.

TOTAL RETURN

Total return represents the change (expressed as a percentage) in the value of shares over a specific period of time, and includes the investment of income and capital gains distributions.

The average annual total return for a Fund’s shares is the average compounded rate of return for a given period that would equate a $1,000 initial investment to the ending redeemable value of that investment. The ending redeemable value is computed by multiplying the number of shares owned at the end of the period by the NAV per share at the end of the period. The number of shares owned at the end of the period is based on the number of shares purchased at the beginning of the period with $1,000, less any applicable sales charge, adjusted over the period by any additional shares, assuming the annual reinvestment of all distributions.

When shares of a Fund are in existence for less than a year, the Fund may advertise cumulative total return for that specific period of time, rather than annualizing the total return.

YIELD AND TAX EQUIVALENT YIELD

The yield of a Fund’s shares is calculated by dividing: (i) the net investment income per share earned by the shares over a thirty-day period by (ii) the maximum offering price per share on the last day of the period. This number is then annualized using semi-annual compounding. This means that the amount of income generated during the thirty- day period is assumed to be generated each month over a 12-month period and is reinvested every six months. The tax-equivalent yield of the Municipal Bond, the California Municipal Bond and New York Municipal Bond Funds’ shares is calculated similarly to the yield, but is adjusted to reflect the taxable yield that shares would have had to earn to equal the actual yield, assuming a specific tax rate. The yield and tax-equivalent yield do not necessarily reflect income actually earned by shares because of certain adjustments required by the SEC and, therefore, may not correlate to the dividends or other distributions paid to shareholders.

The Municipal Bond, California Municipal Bond and New York Municipal Bond Funds may use tax equivalent yield information in their sales literature and advertising. Such information sets forth the yield that is afforded by a tax free investment by showing such yields without the effect of Federal income taxes with respect to a given taxable income bracket. The interest earned by the municipal securities owned by a Fund generally remains exempt from regular federal income tax and is often exempt from state and local taxes as well. However, some of a Fund’s interest income may be subject to the federal alternative minimum tax (AMT) and state and/or local taxes.

To the extent financial institutions and broker/dealers charge fees in connection with services provided in conjunction

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with an investment in a Fund’s shares, the Fund’s share performance is lower for shareholders paying those fees.

AVERAGE ANNUAL TOTAL RETURNS

After-tax returns are calculated using the historical highest individual federal marginal income tax rate, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to tax-exempt investors or those who hold Fund shares through tax-deferred arrangements such as 401(k) plans or Individual Retirement Accounts.

PERFORMANCE COMPARISONS

Advertising and sales literature may include:

•	references to ratings, rankings, and financial publications and/or performance comparisons of shares to certain indices;
•	charts, graphs and illustrations using the Funds’ returns, or returns in general, that demonstrate investment concepts such as tax-deferred compounding, dollar-cost averaging and systematic investment;
•	discussions of economic, financial and political developments and their impact on the securities market, including the portfolio manager’s views on how such developments could impact the Funds; and
•	information about the mutual fund industry from sources such as the Investment Company Institute.

Each Fund may compare its performance, or performance for the types of securities in which it invests, to a variety of other investments, including federally insured bank products such as bank savings accounts, certificates of deposit, and Treasury bills.

Each Fund may quote information from reliable sources regarding individual countries and regions, world stock exchanges, and economic and demographic statistics.

You may use financial publications and/or indices to obtain a more complete view of share performance. When comparing performance, you should consider all relevant factors such as the composition of the index used, prevailing market conditions, portfolio compositions of other funds, and methods used to value portfolio securities and compute offering price.

ACCOUNT INFORMATION AND PRICING OF SHARES

Information relating to the purchase and redemption of the Funds’ shares is located in the Prospectus.

NET ASSET VALUE

For purposes of determining each Fund’s NAV per share, readily marketable equity securities listed on an exchange are valued, except as indicated below, at the last sale price reflected at the close of the regular trading session of the exchange on the business day as of which such value is being determined. Securities may be valued by independent pricing services, approved by the Corporation’s Board, which use prices provided by market makers or estimates of market value obtained yield data relating to instruments or securities with similar characteristics. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. If no bid or asked prices are quoted on such day, then the security is valued by using a broker-dealer quote or an approved pricing service. Equity securities traded on more than one national securities exchange are valued at the last sale price on the business day as of which such value is being determined as reflected on the tape at the close of the exchange representing the principal market for such securities. If significant events occur that materially affect the value of the security between the time trading ends on a particular security and the close of the regular trading session of the New York Stock Exchange (the “NYSE”), the Funds may value the security at its fair value as determined in good faith by or under the supervision of the Board. The effect of using fair value pricing is that a Fund’s NAV will be subject to the judgment of the Board or its designee instead of being determined by market prices. Examples of significant events may include, but will not necessarily include, an announcement by the issuer, a creditor, or a government body, political or economic events, natural disasters, or significant fluctuations in key markets that occurring after the close of the security’s principal market. Since some Funds may invest in securities that are primarily listed on foreign exchanges that trade on days when the Funds do not price their shares, the value of those Funds’ assets may change on days when you will not be able to purchase or redeem fund shares.

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Readily marketable equity securities traded in the over-the-counter market, including listed securities whose primary market is believed by the Adviser or sub-adviser, as applicable, to be over-the-counter are valued at the mean of the latest bid and asked prices using a broker-dealer or an approved pricing service.

U.S. Government obligations and other debt instruments having sixty days or less remaining until maturity are valued at amortized cost. Debt instruments having a greater remaining maturity will be valued on the basis of prices obtained from a broker-dealer or an approved pricing service. All other investment assets, including restricted and not readily marketable securities, are valued under procedures established by and under the general supervision and responsibility of the Fund’s Board designed to reflect in good faith the fair value of such securities.

As indicated in the Prospectus, the NAV per share of each Fund’s shares will be determined as of the close of the regular trading session of the NYSE on each day that the NYSE is open for trading. If the NYSE is closed due to inclement weather, technology problems or any other reason on a day it would normally be open for business, or the NYSE has an unscheduled early closing on a day it has opened for business, a Fund reserves the right to treat such day as a business day and accept purchase and redemption orders until, and calculate its NAV as of, the normally scheduled close of regular trading on the NYSE for that day, so long as the Adviser believes there generally remains an adequate market to obtain reliable and accurate market quotations. The NYSE annually announces the days on which it will not be open for trading; the most recent announcement indicates that it will not be open on the following days: New Year’s Day, Martin Luther King, Jr. Day, Washington’s Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. However, the NYSE may close on days not included in that announcement.

The Corporation intends to pay all redemptions in cash unless the redemption request is for more than the lesser of $250,000 or one percent of the net assets of the relevant Fund by a single shareholder over any ninety-day period. If a redemption request is over these limits, it may be to the detriment of existing shareholders to pay such redemption in cash; therefore, a redemption request may be paid in securities of equal value.

TRADING IN FOREIGN SECURITIES

Trading in foreign securities may be completed at times which vary from the closing of the NYSE. In computing its NAV, a Fund values foreign securities at the latest closing price on the exchange on which they are traded immediately prior to the closing of the NYSE. Certain foreign currency exchange rates may also be determined at the latest rate prior to the closing of the NYSE. Foreign securities quoted in foreign currencies are translated into U.S. dollars at current rates. Occasionally, events that affect these values and exchange rates may occur between the times at which they are determined and the closing of the NYSE. If such events materially affect the value of portfolio securities, these securities may be valued at their fair value as determined in good faith by the Board, although the actual calculation may be done by others.

CAPITAL STOCK AND VOTING RIGHTS

The authorized capital stock of the Corporation consists of twenty billion shares of stock having a par value of one tenth of one cent ($0.001) per share. The Board is authorized to divide the unissued shares into separate series of stock. Shares of all series will have identical voting rights, except where, by law, certain matters must be approved by a majority of the shares of the affected series. Each share of any series has equal distribution, liquidation and voting rights within the series in which it was issued. Each share of a Fund gives the shareholder one vote in Director elections and other matters submitted to shareholders for vote.

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HOW ARE THE FUNDS TAXED?

The following information supplements and should be read in conjunction with the section in the Prospectus entitled “Taxes.” The Prospectus generally describes the federal income tax treatment of distributions by the Funds. This section of the SAI provides additional information concerning federal income taxes. It is based on the Code, applicable Treasury Regulations, judicial authority, and administrative rulings and practice, all as of the date of this SAI and all of which are subject to change, including changes with retroactive effect. The following discussion does not address any state, local or foreign tax matters. A shareholder’s tax treatment may vary depending upon his or her particular situation. This discussion applies only to shareholders holding Fund shares as capital assets within the meaning of the Code. Except as otherwise noted, it may not apply to certain types of shareholders who may be subject to special rules such as insurance companies, tax-exempt organizations, shareholders holding Fund shares through tax-advantaged accounts (such as 401(k) Plan Accounts or Individual Retirement Accounts (“IRAs”)), financial institutions, broker/dealers, traders in securities that have elected mark-to-market treatment with respect to their securities holdings, entities that are not organized under the laws of the United States or a political subdivision thereof, persons who are neither citizens nor residents of the United States, shareholders holding Fund shares as part of a hedge, straddle or conversion transaction, and shareholders who are subject to the federal AMT.

The Corporation has not requested and does not anticipate requesting an advance ruling from the Internal Revenue Service (the “IRS”) as to the federal income tax matters described herein. The IRS could adopt positions contrary to those discussed below and such positions could be sustained. In addition, the following discussion and the discussions in the Prospectus applicable to each shareholder address only some of the federal income tax considerations generally affecting investments in the Funds. Prospective shareholders are urged to consult with their own tax advisors and financial planners regarding the federal tax consequences to them of an investment in a Fund, as well as the application of state, local or foreign laws, and the effect of possible changes in applicable tax laws to their investment in the Fund.

Qualification as a Regulated Investment Company

The Corporation intends to continue to qualify each Fund as a “regulated investment company” under Subchapter M of Subtitle A, Chapter 1 of the Code. Each Fund will be treated as a separate entity for federal income tax purposes. Thus, the provisions of the Code applicable to regulated investment companies generally will apply separately to each Fund, rather than to the Corporation as a whole. Furthermore, each Fund will separately determine its income, gains, losses and expenses for federal income tax purposes.

In order to qualify as a regulated investment company under the Code, each Fund must, among other things, derive at least 90% of its gross income each taxable year generally from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, and other income attributable to its business of investing in such stock, securities or foreign currencies (including but not limited to gains from options, futures or forward contracts) and net income derived from an interest in a qualified publicly traded partnership, as defined in the Code. Future Treasury Regulations may (possibly retroactively) exclude from qualifying income foreign currency gains that are not directly related to a Fund’s principal business of investing in stock or securities or options and futures with respect to stock or securities. In general, for purposes of this 90% gross income requirement, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized by the regulated investment company. However, 100% of the net income derived from an interest in a qualified publicly traded partnership will be treated as qualifying income.

Each Fund must also diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the fair market value of its assets consists of (A) cash and cash items (including receivables), U.S. Government securities and securities of other regulated investment companies, and (B) securities of any one issuer (other than those described in clause (A)) to the extent such securities do not exceed 5% of the value of the Fund’s total assets and do not exceed 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund’s total assets consists of the securities of any one issuer (other than those described in clause (i)(A)), the securities of two or more issuers the Fund controls and which are engaged in the same, similar, or related trades or businesses, or the securities of one or more qualified publicly traded partnerships. In addition, for purposes of meeting this diversification requirement, the term “outstanding voting securities of such issuer” includes the equity securities of a qualified publicly traded partnership and in the case of a Fund’s investments in loan participations, the Fund shall treat both the financial intermediary and the issuer of the underlying loan as an issuer. The qualifying income and diversification requirements applicable to a Fund may limit the extent to which it can engage in transactions in options, futures contracts, forward contracts and swap agreements.

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In addition, each Fund generally must distribute to its shareholders an amount at least equal to the sum of 90% of its investment company taxable income, which generally includes its ordinary income and the excess of any net short-term capital gain over net long-term capital loss and at least 90% of its net tax-exempt interest income (if any) earned in each taxable year. If a Fund meets all of the regulated investment company requirements, it generally will not be subject to federal income tax on any of the investment company taxable income and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) it distributes to its shareholders. For this purpose, a Fund generally must make the distributions in the same year that it realizes the income and gain, although, in certain circumstances, a Fund may make the distributions in the following taxable year. Shareholders generally are taxed on any distributions from a Fund in the year they are actually distributed. If a Fund declares a distribution to shareholders of record in October, November or December of one year and pays the distribution by January 31 of the following year, however, the Fund and its shareholders will be treated as if the Fund paid the distribution by December 31 of the first taxable year. Each Fund intends to distribute its net income and gain in a timely manner to maintain its status as a regulated investment company and eliminate Fund-level federal income taxation of such income and gain. However, no assurance can be given that a Fund will not be subject to federal income taxation.

Moreover, a Fund may determine to retain for investment all or a portion of its net capital gain. If a Fund retains any net capital gain, it will be subject to a tax at regular corporate rates on the amount retained, but may report the retained amount as undistributed capital gain in a written statement to its shareholders, who (i) will be required to include in income for federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by the Fund on such undistributed amount against their federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. For federal income tax purposes, the tax basis of shares owned by a shareholder of the Fund will be increased by an amount equal under current law to the difference between the amount of undistributed capital gain included in the shareholder’s gross income under clause (i) of the preceding sentence and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence.

If, for any taxable year, a Fund fails to qualify as a regulated investment company under the Code or fails to meet the distribution requirements, it will be taxed in the same manner as an ordinary corporation without any deduction for its distributions to shareholders, and all distributions from the Fund’s current and accumulated earnings and profits (including any distributions of its net tax-exempt income and net long-term capital gains) to its shareholders will be taxable as dividend income. Certain savings provisions may be available to a Fund to prevent such disqualification.

Historically, the IRS has issued private letter rulings in which the IRS specifically concluded that income and gains from investments in a wholly-owned foreign subsidiary that invests in commodity-linked instruments are “qualifying income” for purposes of compliance with Subchapter M of the Code. The Strategic Opportunities Fund has not received such a private letter ruling, and is not able to rely on private letter rulings issued to other taxpayers. Based on the principles underlying the private letter ruling issued to other taxpayers, the Strategic Opportunities Fund seeks to gain exposure to the commodity markets through investment of up to 25% of its total assets in the Subsidiary. However, the status of the Fund as a regulated investment company might be jeopardized if the IRS or a court concluded that income from the Fund’s investment in the Subsidiary does not constitute qualifying income to the Fund.

Congressional and IRS actions may potentially impact the tax treatment of the Subsidiary. In December 2010, the President signed into law the Regulated Investment Company Modernization Act of 2010 (the “RIC Modernization Act”), which updated certain tax rules applicable to regulated investment companies. Included in the House version of the RIC Modernization Act was a provision that would have allowed regulated investment companies to treat gains from commodities as qualifying income for purposes of their 90% gross income requirement, but that provision of the bill was not included in the version of the bill that was signed into law. An inference could be drawn from this legislative history that Congress considered whether income from commodities should be included in the definition of qualifying income and concluded that it should not.

The IRS has announced an internal review of its position with respect to the tax treatment of a regulated investment company subsidiary that invests in commodities or commodity-related investments, and a moratorium on the issuance of new private letter rulings with respect to them.

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The IRS also recently issued proposed regulations that, if finalized, would generally treat the Strategic Opportunities Fund’s income inclusion with respect to the Subsidiary as qualifying income only if there is a distribution out of the earnings and profits of the Subsidiary that are attributable to such income inclusion (the “Subpart F Distribution Requirement”). The proposed regulations, if adopted, would apply to taxable years beginning on or after 90 days after the regulations are published as final. Depending on the terms of the proposed regulations when they are issued in final form, the Fund may be required to make changes to its operations to satisfy the requirements of such final regulations. However, the Fund already seeks to satisfy the Subpart F Distribution Requirement with respect to each taxable year. The IRS also recently issued a revenue procedure, which states that the IRS will not in the future issue private letter rulings that would require a determination of whether an asset (such as a commodity index-linked note) is a “security” under the 1940 Act. The tax treatment of the Strategic Opportunities Fund’s investments in the Subsidiary may be adversely affected by future legislation, court decisions, Treasury Regulations and/or guidance issued by the IRS that could affect whether income derived from such investments is “qualifying income” under Subchapter M of the Code, or otherwise affect the character, timing and/or amount of the Strategic Opportunities Fund’s taxable income or any gains and distributions made by the Strategic Opportunities Fund.

The Subsidiary will be classified as a corporation for U.S. federal income tax purposes. A foreign corporation, such as the Subsidiary, will generally not be subject to U.S. federal income taxation unless it is deemed to be engaged in a U.S. trade or business. It is expected that the Subsidiary will conduct its activities in a manner so as to meet the requirements of a safe harbor under Section 864(b)(2) of the Code under which the Subsidiary may engage in trading in stocks or securities or certain commodities without being deemed to be engaged in a U.S. trade or business. However, if certain of the Subsidiary’s activities were determined not to be of the type described in the safe harbor, then the activities of the Subsidiary may constitute a U.S. trade or business, or be taxed as such.

In general, a foreign corporation, such as the Subsidiary, that does not conduct a U.S. trade or business is nonetheless subject to tax at a flat rate of 30% (or lower tax treaty rate), generally payable through withholding, on the gross amount of certain U.S.-source income that is not effectively connected with a U.S. trade or business. There is presently no tax treaty in force between the U.S. and the Cayman Islands that would reduce this rate of withholding tax. However, it is not expected that the Subsidiary will derive substantial income subject to such withholding tax.

The Subsidiary will be treated as a “controlled foreign corporation” and the Strategic Opportunities Fund will be treated as a “U.S. shareholder” of the Subsidiary for U.S. federal income tax purposes. As a result, the Strategic Opportunities Fund will be required to currently include in gross income for U.S. federal income tax purposes all of the Subsidiary’s “subpart F income”, whether or not such income is distributed by the Subsidiary. It is expected that all of the Subsidiary’s income will be “subpart F income.” The Strategic Opportunities Fund’s recognition of the Subsidiary’s “subpart F income” will increase the Fund’s tax basis in its Subsidiary stock. Distributions by the Subsidiary to the Strategic Opportunities Fund will be tax-free, to the extent of its previously undistributed “subpart F income,” and will correspondingly reduce the Strategic Opportunities Fund’s tax basis in the Subsidiary’s stock. “Subpart F income” is generally treated as ordinary income, regardless of the character of the Subsidiary’s underlying income. If a net loss is realized by the Subsidiary, such loss is not generally available to offset the income earned by the Strategic Opportunities Fund and such loss cannot be carried forward to offset taxable income of the Strategic Opportunities Fund or the Subsidiary in future periods.

Capital Loss Carry-forwards

Capital losses realized by a Fund during taxable years beginning before December 22, 2010 may be carried forward for eight years following the year of the loss. All other capital losses may be carried forward indefinitely. If future capital gains are offset by carried-forward capital losses, such future capital gains are not subject to Fund-level federal income taxation, regardless of whether they are distributed to shareholders. However, future capital gains offset by carried-forward capital losses are generally subject to taxation as ordinary dividends to shareholders if distributed. Accordingly, the Funds do not expect to distribute such capital gains. The Funds cannot carry back or carry forward any net operating losses.

As of October 31, 2018, the All Cap ESG Fund had a short-term capital loss carryforward of $639,506, the Fixed Income Fund had a short-term capital loss carry-forward of $6,706,576, and a long-term capital loss carry-forward of $12,231,170 and the Municipal Bond Fund had a short-term capital loss carry-forward of $4,968,656 and a long-term capital loss carryforward of $2,660,435 available to offset future realized capital gains in accordance with the Regulated Investment Company Modernization Act of 2010. Because the California Municipal Bond Fund and New York Municipal Bond Fund are newly organized, they had no capital loss-carry forward as of October 31, 2018. This capital loss carry-forward is not subject to expiration and must first be utilized to offset future realized gains of the same character.

If a Fund engages in a reorganization, either as an acquiring fund or acquired fund, its own capital loss carry-

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forwards and the use of its unrealized losses against future realized gains, or such losses of other funds participating in the reorganization, may be subject to severe limitations that could make such losses substantially unusable. Certain of the Funds have engaged in reorganizations in the past and the Funds may engage in reorganizations in the future.

Equalization Accounting

Each Fund may use the so-called “equalization method” of accounting to allocate a portion of its “earnings and profits,” which generally equals a Fund’s undistributed net investment income and realized capital gains, with certain adjustments, to redemption proceeds. This method permits a Fund to achieve more balanced distributions for both continuing and redeeming shareholders. Although using this method generally will not affect a Fund’s total returns, it may reduce the amount that the Fund would otherwise distribute to continuing shareholders by reducing the effect of redemptions of Fund shares on Fund distributions to continuing shareholders. However, the IRS generally will not have expressly sanctioned the equalization accounting method used by a particular Fund, and thus the use of this method may be subject to IRS scrutiny.

Excise Tax

A 4% nondeductible excise tax will be imposed on each Fund’s net income and gains (other than to the extent of its tax-exempt interest income, if any) to the extent it fails to distribute by December 31 of each calendar year an amount at least equal to the sum of 98% of its ordinary income for that year (taking into account certain deferrals and elections), 98.2% of its capital gain net income (adjusted for certain net ordinary losses) for the 12-month period ending on October 31 of that year and all of its ordinary income and capital gain net income from previous years that were not distributed during such years. For these purposes, a Fund will be treated as having distributed any amount on which it has been subject to corporate income tax in the taxable year ending within the calendar year. Each Fund intends to distribute substantially all of its net income and gain, if any, by the end of each calendar year and, thus, expects not to be subject to the excise tax. However, no assurance can be given that a Fund will not be subject to the excise tax. Moreover, each Fund reserves the right to pay an excise tax rather than make an additional distribution when circumstances warrant (for example, the amount of excise tax to be paid is deemed de minimis by a Fund).

Taxation of Fund Investments

In general, realized gains or losses on the sale of portfolio securities will be treated as capital gains or losses, and long-term capital gains or losses if the Fund has held the disposed securities for more than one year at the time of disposition.

If a Fund purchases a debt obligation with original issue discount (“OID”) (generally a debt obligation with an issue price less than its stated principal amount, such as a zero-coupon bond), the Fund may be required to include annually in its taxable income (or, in the case of the Municipal Bond Fund, California Municipal Bond Fund and New York Municipal Bond Fund, its distributable income) a portion of the OID as ordinary income, even though the Fund will not receive cash payments for such discount until maturity or disposition of the obligation. Inflation-protected bonds generally can be expected to produce OID income as their principal amounts are adjusted upward for inflation. A portion of the OID includible in income with respect to certain high-yield corporate debt securities may be treated as a dividend for federal income tax purposes. In general, gains recognized on the disposition of a debt obligation (including a municipal obligation) purchased by a Fund at a market discount, generally at a price less than its principal amount, will be treated as ordinary income to the extent of the portion of market discount which accrued, but was not previously recognized pursuant to an available election, during the term that the Fund held the debt obligation. A Fund generally will be required to make distributions to shareholders representing the OID income on debt securities that is currently includible in income, even though the cash representing such income may not have been received by the Fund. Cash to pay such distributions may be obtained from borrowing or from sales proceeds of securities held by a Fund which the Fund otherwise might have continued to hold; obtaining such cash might be disadvantageous for the Fund.

In addition, payment-in-kind securities similarly will give rise to income which is required to be distributed and is taxable even though a Fund holding such a security receives no interest payment in cash on the security during the year.

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If a Fund invests in debt securities that are in the lowest rating categories or are unrated, including debt securities of issuers not currently paying interest or who are in default, special tax issues may exist for the Fund. Tax rules are not entirely clear about issues such as when a Fund may cease to accrue interest, OID, or market discount, when and to what extent deductions may be taken for bad debts or worthless securities, and how payments received on obligations in default should be allocated between principal and income. These and other related issues will be addressed by a Fund when, as, and if it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a regulated investment company and does not become subject to U.S. federal income or excise tax.

If an option granted by a Fund is sold, lapses or is otherwise terminated through a closing transaction, such as a repurchase by the Fund of the option from its holder, the Fund will realize a short-term capital gain or loss, depending on whether the premium income is greater or less than the amount paid by the Fund in the closing transaction. Some capital losses realized by a Fund in the sale, exchange, exercise or other disposition of an option may be deferred if they result from a position that is part of a “straddle,” discussed below. If securities are sold by a Fund pursuant to the exercise of a call option granted by it, the Fund will add the premium received to the sale price of the securities delivered in determining the amount of gain or loss on the sale. If securities are purchased by a Fund pursuant to the exercise of a put option written by it, the Fund will subtract the premium received from its cost basis in the securities purchased.

Some regulated futures contracts, certain foreign currency contracts, and non-equity, listed options used by a Fund will be deemed “Section 1256 contracts.” A Fund will be required to mark-to-market any such contracts held at the end of the taxable year by treating them as if they had been sold on the last day of that year at market value. Sixty percent of any net gain or loss realized on all dispositions of Section 1256 contracts, including deemed dispositions under the “mark-to-market” rule, generally will be treated as long-term capital gain or loss, and the remaining 40% will be treated as short-term capital gain or loss, although certain foreign currency gains and losses from such contracts may be treated as ordinary income or loss (as described below). These provisions may require a Fund to recognize income or gains without a concurrent receipt of cash. Transactions that qualify as designated hedges are exempt from the mark-to-market rule and the “60%/40%” rule and may require the Fund to defer the recognition of losses on certain futures contracts, foreign currency contracts and non-equity options.

Foreign exchange gains and losses realized by a Fund in connection with certain transactions involving foreign currency-denominated debt securities, certain options and futures contracts and similar instruments relating to foreign currency, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gains and losses to be treated as ordinary income or loss and may affect the amount and timing of recognition of the Fund’s income. Under future Treasury Regulations, any such transactions that are not directly related to a Fund’s investments in stock or securities (or its options contracts or futures contracts with respect to stock or securities) may have to be limited in order to enable the Fund to satisfy the 90% income test described above. If the net foreign exchange loss exceeds a Fund’s net investment company taxable income (computed without regard to such loss) for a taxable year, the resulting ordinary loss for such year will not be deductible by the Fund or its shareholders in future years.

Offsetting positions held by a Fund involving certain derivative instruments, such as financial forward, futures or options contracts may be considered, for federal income tax purposes, to constitute “straddles.” “Straddles” are defined to include “offsetting positions” in actively traded personal property. The tax treatment of “straddles” is governed by Section 1092 of the Code, which, in certain circumstances, overrides or modifies the provisions of Section 1256. If a Fund is treated as entering into “straddles” and at least one (but not all) of the futures or option contracts comprising a part of such straddles is governed by Section 1256 of the Code, described above, such straddles could be characterized as “mixed straddles.” A Fund may make one or more elections with respect to “mixed straddles.” Depending upon which election is made, if any, the results with respect to a Fund may differ. Generally, to the extent the straddle rules apply to positions established by a Fund, losses realized by the Fund may be deferred to the extent of unrealized gain in any offsetting positions. Moreover, as a result of the straddle rules, short-term capital loss on straddle positions may be recharacterized as long-term capital loss, and long-term capital gain may be characterized as short-term capital gain or ordinary income. In addition, the existence of a straddle may affect the holding period of the offsetting positions. As a result, the straddle rules could cause distributions that would otherwise constitute qualified dividend income (defined below) to fail to satisfy the applicable holding period requirements (described below) and therefore to be taxed as ordinary income. Further, the Fund may be required to capitalize, rather than deduct currently, any interest expense and carrying charges applicable to a position that is part of a straddle, including any interest expense on indebtedness incurred or continued to purchase or carry any positions that are part of a straddle. Because the application of the straddle rules may affect the character of gains and losses, defer losses and/or accelerate the recognition of gains or losses from affected straddle positions, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or

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long-term capital gain, may be increased or decreased substantially as compared to the situation where a Fund had not engaged in such transactions.

If a Fund enters into a “constructive sale” of any appreciated financial position in stock, a partnership interest, or certain debt instruments, the Fund will be treated as if it had sold and immediately repurchased the property and must recognize gain (but not loss) with respect to that position. A constructive sale of an appreciated financial position occurs when a Fund enters into certain transactions with respect to the same or substantially identical property, including: (i) a short sale; (ii) an offsetting notional principal contract; (iii) a futures or forward contract; or (iv) other transactions identified in future Treasury Regulations. The character of the gain from constructive sales will depend upon a Fund’s holding period in the property. Any gain or loss subsequently realized with respect to an appreciated financial position shall be adjusted to take into account any gain realized as a result of any constructive sale. The character of any such subsequent gain or losses will depend upon a Fund’s holding period in the property subsequent to any constructive sale and the application of various loss deferral provisions in the Code. Constructive sale treatment does not apply to a transaction if such transaction is closed before the end of the 30th day after the close of the Fund’s taxable year and the Fund holds the appreciated financial position unhedged throughout the 60- day period beginning with the day such transaction was closed.

The amount of long-term capital gain a Fund may recognize from certain derivative transactions with respect to interests in certain pass-through entities is limited under the Code’s constructive ownership rules. The amount of long-term capital gain is limited to the amount of such gain a Fund would have had if the Fund directly invested in the pass-through entity during the term of the derivative contract. Any gain in excess of this amount is treated as ordinary income. An interest charge is imposed on the amount of gain that is treated as ordinary income.

In addition, a Fund’s transactions in securities and certain types of derivatives (e.g., options, futures contracts, forward contracts, and swap agreements) may be subject to other special tax rules, such as the wash sale rules or the short sale rules, the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments to the holding periods of the Fund’s securities, convert long-term capital gains into short-term capital gains, and/or convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing, and character of distributions to shareholders.

Certain of a Fund’s hedging activities (including its transactions, if any, in foreign currencies or foreign currency- denominated instruments) are likely to produce a difference between its book income and its taxable income. If a Fund’s book income exceeds the sum of its taxable income and net tax-exempt income (if any), the distribution (if any) of such excess generally will be treated as (i) a dividend to the extent of the Fund’s remaining earnings and profits (including earnings and profits arising from tax-exempt income), (ii) thereafter, as a return of capital up to the amount of a shareholder’s tax basis in the shareholder’s Fund shares, and (iii) thereafter, as capital gain. If a Fund’s book income is less than the sum of its taxable income and net tax-exempt income (if any), the Fund could be required to make distributions exceeding book income in order to qualify as a regulated investment company.

“Passive foreign investment companies” (“PFICs”) are generally defined as certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties, or capital gains) or that hold at least 50% of their assets in investments producing such passive income. If a Fund acquires any equity interest in a PFIC, the Fund could be subject to federal income tax and IRS interest charges on “excess distributions” received from the PFIC or on gain from the sale of such equity in the PFIC, even if all income or gain actually received by the Fund is timely distributed to its shareholders. Excess distributions and gain from the sale of equity interests in PFICs will be characterized as ordinary income even though, absent the application of PFIC rules, these amounts would have been classified as capital gain.

A Fund will not be permitted to pass through to its shareholders any credit or deduction for taxes and interest charges incurred with respect to PFICs. Elections may be available that would ameliorate these adverse tax consequences, but such elections could require a Fund to recognize taxable income or gain without the concurrent receipt of cash. Investments in PFICs could also result in the treatment of associated capital gains as ordinary income. The Funds may attempt to limit and/or manage their holdings in PFICs to minimize their tax liability or maximize their returns from these investments, but there can be no assurance they will be able to do so. Moreover, because it is not always possible to identify a foreign corporation as a PFIC in advance of acquiring shares in the corporation, a Fund may incur the tax and interest charges described above in some instances. Dividends paid by PFICs will not be eligible to be treated as qualifying dividend income.

Rules governing the federal income tax aspects of derivatives, including swap agreements, are in a developing stage and are not entirely clear in certain respects, particularly in light of a pair of 2006 IRS revenue rulings that held that income from certain derivative contracts with respect to a commodity index or individual commodities was not qualifying income for a regulated investment company. Certain requirements that must be met under the Code in

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order for each Fund to qualify as a regulated investment company may limit the extent to which a Fund will be able to engage in derivative transactions. The Funds intend to limit their investments in commodity-linked derivatives in a manner designed to maintain their continued qualification as regulated investment companies under the Code. Each Fund also intends to account for derivative transactions in a manner it deems to be appropriate. However, the IRS may not agree with determinations made by a Fund. If it does not, the status of the Fund as a regulated investment company might be jeopardized.

A Fund may invest in REITs. Investments in REIT equity securities may require a Fund to accrue and distribute income not yet received. To generate sufficient cash to make the requisite distributions, the Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold. The Fund’s investments in REIT equity securities may at other times result in the Fund’s receipt of cash in excess of the REIT’s earnings; if the Fund distributes these amounts, these distributions could constitute a return of capital to Fund shareholders for federal income tax purposes. Dividends received by the Fund from a REIT generally will not constitute qualified dividend income.

Tax reform legislation enacted on December 22, 2017, informally known as the Tax Cuts and Jobs Act (the “Tax Act”), established a 20% deduction for qualified business income. Under this provision, which is effective for taxable years beginning in 2018 and, without further legislation, will sunset for taxable years beginning after 2025, individuals, trusts, and estates generally may deduct (the “Deduction”) 20% of “qualified business income,” which includes all ordinary REIT dividends (“Qualifying REIT Dividends”) and certain income from investments in MLPs (“MLP Income”). The IRS has recently issued proposed regulations permitting a regulated investment company to pass through to its shareholders Qualifying REIT Dividends eligible for the 20% deduction. However, the proposed regulations do not provide a mechanism for a regulated investment company to pass through to its shareholders MLP Income that would be eligible for such deduction. It is uncertain whether future legislation or other guidance will enable a regulated investment company to pass through the special character of MLP Income to the regulated investment company’s shareholders.

A Fund may invest in REITs that hold residual interests in REMICs or taxable mortgage pools (TMPs), or such REITs may themselves constitute TMPs. Under an IRS notice, and future Treasury Regulations that have yet to be issued but may apply retroactively, a portion of a Fund’s income from a REIT that is attributable to the REIT’s residual interest in a real estate mortgage investment conduit (REMIC) or a TMP (referred to in the Code as an “excess inclusion”) will be subject to federal income tax in all events. This notice also provides, and the regulations are expected to provide, that excess inclusion income of a regulated investment company, such as each Fund, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related residual interest or invested in the TMP directly. As a result, the Fund may not be a suitable investment for certain tax-exempt shareholders.

In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income (UBTI) to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or certain other tax-exempt entities) subject to tax on unrelated business income, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a non-U.S. shareholder, will not qualify for any reduction in U.S. federal withholding tax.

In addition to the investments described above, prospective shareholders should be aware that other investments made by the Funds may involve complex tax rules that may result in income or gain recognition by the Funds without corresponding current cash receipts. Although the Funds seek to avoid significant noncash income, such noncash income could be recognized by the Funds, in which case the Funds may distribute cash derived from other sources in order to meet the minimum distribution requirements described above. In this regard, the Funds could be required at times to liquidate investments prematurely in order to satisfy their minimum distribution requirements.

Taxation of Distributions

Except for exempt-interest dividends paid out by the Municipal Bond Fund, California Municipal Bond Fund and New York Municipal Bond Fund, defined below, all distributions paid out of a Fund’s current and accumulated earnings and profits (as determined at the end of the year), whether paid in cash or reinvested in the Fund, generally are deemed to be taxable distributions and must be reported by each shareholder who is required to file a U.S. federal income tax return. Dividends and distributions on a Fund’s shares are generally subject to federal income tax as described herein to the extent they do not exceed the Fund’s realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder’s investment. Such distributions

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are likely to occur in respect of shares purchased at a time when the Fund’s NAV reflects gains that are either unrealized, or realized but not distributed. For federal income tax purposes, a Fund’s earnings and profits, described above, are determined at the end of the Fund’s taxable year and are generally allocated pro rata to distributions paid over the entire year. Distributions in excess of a Fund’s current and accumulated earnings and profits will first be treated as a return of capital up to the amount of a shareholder’s tax basis in his or her Fund shares and then as capital gain. A return of capital is not taxable, but it reduces a shareholder’s tax basis in his or her Fund shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by the shareholder of his or her shares. A Fund may make distributions in excess of earnings and profits to a limited extent, from time to time.

For federal income tax purposes, distributions of investment income (except for exempt-interest dividends and dividends treated as qualified dividend income, as discussed below) are generally taxable as ordinary income, and distributions of gains from the sale of investments that a Fund owned (or is deemed to have owned) for one year or less will be taxable at ordinary income rates. Distributions properly reported by a Fund as capital gain distributions will be taxable to shareholders as long-term capital gain (to the extent such distributions do not exceed the Fund’s actual net long-term capital gain for the taxable year), regardless of how long a shareholder has held Fund shares and do not qualify as dividends for purposes of the dividends-received deduction or as qualified dividend income (defined below). Each Fund will report capital gains distributions, if any, in a written statement mailed by the Fund to its shareholders.

Some states will not tax distributions made to individual shareholders that are attributable to interest a Fund earned on direct obligations of the U.S. Government if the Fund meets the state’s minimum investment or reporting requirements, if any. Investments in Government National Mortgage Association or Federal National Mortgage Association securities, bankers’ acceptances, commercial paper and repurchase agreements collateralized by U.S. Government securities generally do not qualify for tax-free treatment. This exemption may not apply to corporate shareholders.

Sales and Exchanges of Fund Shares

If a shareholder sells or exchanges his or her Fund shares, subject to the discussion below, he or she generally will realize a taxable capital gain or loss on the difference between the amount received for the shares (or deemed received in the case of an exchange) and his or her tax basis in the shares. This gain or loss will be long-term capital gain or loss if he or she has held (or is deemed to have held) such Fund shares for more than one year at the time of the sale or exchange, and short-term capital gain or loss otherwise.

If a shareholder incurs a sales charge in acquiring shares of a Fund, and by reason of incurring such charge or making such acquisition acquires a reinvestment right and then sells or exchanges such Fund shares within 90 days of having acquired them, and if, as a result of having initially acquired those shares, he or she subsequently pays a reduced sales charge on a new purchase of shares of the Fund or a different regulated investment company during the period beginning on the date of disposition of the original Fund shares and ending on the January 31 of the calendar year that includes the date of such disposition, the sales charge previously incurred in acquiring the Fund’s shares generally will not be taken into account (to the extent the previous sales charges do not exceed the reduction in sales charges on the new purchase) for the purpose of determining the amount of gain or loss on the disposition, but generally will be treated as having been incurred in the new purchase. Also, if a shareholder realizes a loss on a disposition of Fund shares, the loss will be disallowed under the “wash sale” rules to the extent he or she purchases substantially identical shares within the 61-day period beginning 30 days before and ending 30 days after the disposition. Any disallowed loss generally will be reflected in an adjustment to the tax basis of the purchased shares.

If a shareholder receives a capital gain distribution with respect to any Fund share and such Fund share is held for six months or less, then (unless otherwise disallowed) any loss on the sale or exchange of that Fund share will be treated as a long-term capital loss to the extent of the capital gains distribution. In addition, if a shareholder holds Municipal Bond Fund, California Municipal Bond Fund or New York Municipal Bond Fund shares for six months or less, any loss on the sale or exchange of those shares will be disallowed to the extent of the amount of exempt-interest dividends received with respect to the shares.

Cost Basis Reporting

The Funds are required to report to the IRS and furnish to you annually on Form 1099-B the cost basis information for a Fund’s shares purchased or acquired on or after January 1, 2012, and sold on or after that date. In addition to the requirement that the Funds report the gross proceeds from the sale of a Fund’s shares, the Funds also are required to report the cost basis information for such shares and indicate whether these shares had a short-term or long-term holding period. For each sale of a Fund’s shares, a Fund will permit you to elect from among several IRS-

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accepted cost basis methods, including average cost basis. In the absence of an election, cost basis will be calculated using the Funds’ default method of average cost. The cost basis method elected by you (or the cost basis method applied by default) for each sale of a Fund’s shares may not be changed after the settlement date of each such sale of a Fund’s shares. At any time, you may designate a new election for future cost basis calculations.

You should carefully review the cost basis information provided by a Fund and make any adjustments that are required when reporting these amounts on federal income tax returns. If your account is held by an investment representative (financial advisor, broker or other nominee), you should consider contacting that representative with respect to reporting of cost basis and available elections for your account. You are encouraged to refer to the appropriate IRS regulations or consult your tax advisor to obtain more information about cost basis reporting and, in particular, to determine the best IRS-accepted cost basis method for your personal tax situation.

For shares of a Fund purchased or acquired on or before December 31, 2011, and sold on or after that date, Funds are required to report only the gross proceeds from the sale of the Fund’s shares.

Foreign Taxes

Amounts realized by a Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If more than 50% of the value of a Fund’s total assets at the close of its taxable year consists of securities of non-U.S. companies, the Fund will be eligible to file an annual election with the IRS pursuant to which the Fund may pass-through to its shareholders on a pro rata basis certain foreign income and similar taxes paid by the Fund, which may be claimed, subject to certain limitations, either as a tax credit or deduction by the shareholders.

It is possible that the Large Cap Strategies Fund and Small & Mid Cap Strategies Fund may, in certain taxable years, qualify to make the election. However, even if a Fund qualifies for the election for a year, it may decide not to make the election for such year. If a Fund does not so elect then shareholders will not be entitled to claim a credit or deduction with respect to foreign taxes paid or withheld. A Fund will report to each shareholder in a written statement whether it has elected for the foreign taxes paid by the Fund to “pass-through” for that year.

Even if a Fund qualifies for and makes the election, foreign income and similar taxes will only pass-through to the Fund’s shareholders if the Fund and its shareholders meet certain holding period requirements. Specifically, (i) the shareholders must have held Fund shares for at least 16 days during the 31-day period beginning 15 days prior to the date upon which the shareholders became entitled to receive Fund distributions corresponding with the pass-through of such foreign taxes paid by the Fund, and (ii) with respect to dividends received by the Fund on foreign shares giving rise to such foreign taxes, the Fund must have held the shares for at least 16 days during the 31-day period beginning 15 days prior to the date upon which the Fund became entitled to the dividend. These holding periods increase for certain dividends on preferred stock. A Fund may choose not to make the election if the Fund has not satisfied its holding requirements.

If a Fund makes the election, the Fund will not be permitted to claim a credit or deduction for foreign taxes paid in that year, and the Fund’s dividends paid deduction will be increased by the amount of foreign taxes paid that year. Fund shareholders that have satisfied the holding period and certain other requirements will include their proportionate share of the foreign taxes paid by the Fund in their gross income and treat those amounts as paid by them for the purpose of the foreign tax credit or deduction. If such shareholder claims a credit for foreign taxes paid, the credit will be limited to the extent it exceeds the shareholder’s federal income tax attributable to foreign source taxable income or the amount specified in the written statement mailed to that shareholder. If the credit is attributable, wholly or in part, to qualified dividend income (as defined below), special rules will be used to limit the credit in a manner that reflects any resulting dividend rate differential.

In general, an individual with $300 or less of creditable foreign taxes may elect to be exempt from the foreign source taxable income and qualified dividend income limitations if the individual has no foreign source income other than qualified passive income. This $300 threshold is increased to $600 for joint filers. A deduction for foreign taxes paid may be claimed only by shareholders that itemize their deductions.

Federal Income Tax Rates

As of the date of this SAI, the maximum stated federal income tax rate applicable to individuals generally is 37% for ordinary income and 20% for net long-term capital gain. Distributions of net capital gain (the excess of net long- term capital gain over net short-term capital loss) that are derived from the sale or disposition of collectibles are currently taxable at a 28% federal rate.

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Current federal income tax law also provides for a maximum individual federal income tax rate applicable to “qualified dividend income” (defined below) equal to the highest net long-term capital gains rate, which generally is 20%. In general, “qualified dividend income” is income attributable to dividends received by the Fund from certain domestic and foreign corporations, as long as certain holding period and other requirements are met by the Fund with respect to the dividend-paying corporation’s stock and by the shareholders with respect to the Fund’s shares. If 95% or more of a Fund’s gross income (excluding net long-term capital gain over net short-term capital loss) constitutes qualified dividend income, all of its distributions (other than capital gain dividends) generally will be treated as qualified dividend income in the hands of individual shareholders, as long as they have owned their Fund shares for at least 61 days during the 121-day period beginning 60 days before the Fund’s ex-dividend date (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date). If less than 95% of the Fund’s income is attributable to qualified dividend income, then only the portion of the Fund’s distributions that is attributable to qualified dividend income and designated as such in a timely manner will be so treated in the hands of individual shareholders. Payments received by the Fund derived from securities lending, repurchase agreements and other derivative transactions ordinarily will not qualify as qualified dividend income. The rules attributable to the qualification of Fund distributions as qualified dividend income are complex, including the holding period requirements. Individual Fund shareholders therefore are urged to consult their own tax advisors and financial planners. Income and bond funds, such as the Fixed Income Fund, Municipal Bond Fund, California Municipal Bond Fund and New York Municipal Bond Fund, typically do not distribute significant amounts of qualified dividend income.

The maximum stated corporate federal income tax rate applicable to ordinary income and net capital gain is 21%. The effective marginal tax rate may be higher for some shareholders, for example through reductions in deductions. Naturally, the amount of tax payable by any taxpayer will be affected by a combination of tax laws covering, for example, deductions, credits, deferrals, exemptions, sources of income and other matters

Section 1411 of the Code generally imposes a 3.8% Medicare contribution tax on certain high-income individuals, trusts and estates. For individuals, the 3.8% tax will apply to the lesser of (1) the amount by which the taxpayer’s modified adjusted gross income exceeds certain threshold amounts or (2) the taxpayer’s “net investment income.” For this purpose, “net investment income” generally includes, among other things, (i) distributions paid by a Fund of net investment income and capital gains (other than exempt-interest dividends) as described above, and (ii) any net gain from the sale, exchange or other taxable disposition of Fund shares. Shareholders are advised to consult their tax advisors regarding the possible implications of this additional tax on their investment in a Fund.

Backup Withholding

A Fund may be required to withhold, and remit to the U.S. Treasury, subject to certain exemptions, an amount equal to 24% of all distributions and redemption proceeds (including proceeds from exchanges and redemptions in-kind) paid or credited to a Fund shareholder, if the shareholder fails to furnish the Fund with a correct “taxpayer identification number” (“TIN”), generally the shareholder’s social security or employer identification number; if (when required to do so) the shareholder fails to certify under penalty of perjury that the TIN provided is correct and that the shareholder is not subject to backup withholding; or if the IRS notifies the Fund that the shareholder’s TIN is incorrect or that the shareholder is subject to backup withholding. These backup withholding rules may also apply to distributions that are properly reported as exempt-interest dividends. This backup withholding is not an additional tax imposed on the shareholder. The shareholder may apply amounts required to be withheld as a credit against his or her future federal income tax liability and may obtain a refund of any excess amounts withheld, provided that the required information is furnished to the IRS. If a shareholder fails to furnish a valid TIN upon request, the shareholder can also be subject to IRS penalties. A shareholder may generally avoid backup withholding by furnishing a properly completed IRS Form W-9.

Tax-Deferred Plans

The shares of the Funds may be available for a variety of tax-deferred retirement and other tax-advantaged plans and accounts, including IRAs, Simplified Employee Pension Plans (“SEP-IRAs”), Savings Incentive Match Plans for Employees (“SIMPLE Plans”), Roth IRAs, and Coverdell Education Savings Accounts. Prospective investors should contact their tax advisors and financial planners regarding the tax consequences to them of holding Fund shares through such plans and/or accounts.

Corporate Shareholders

Subject to limitation and other rules, a corporate shareholder of a Fund may be eligible for the dividends-received deduction on Fund distributions attributable to dividends received by the Fund from domestic corporations, which, if

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received directly by the corporate shareholder, would qualify for such a deduction. The dividends-received deduction may be subject to certain reductions, and a distribution by a Fund attributable to dividends of a domestic corporation will be eligible for the deduction only if certain holding period and other requirements are met. These requirements are complex; therefore, corporate shareholders of the Funds are urged to consult their own tax advisors and financial planners.

A portion of the interest paid or accrued on certain high-yield discount obligations owned by a Fund may not be deductible to the issuer. If a portion of the interest paid or accrued on certain high-yield discount obligations is not deductible, that portion will be treated as a dividend for purposes of the corporate dividends-received deduction if certain requirements are met. In such cases, if the issuer of the high-yield discount obligations is a domestic corporation, dividend payments by a Fund may be eligible for the dividends-received deduction to the extent of the dividend portion of such interest.

Foreign Shareholders

Under an exemption recently made permanent by Congress, distributions reported by a Fund as “interest-related dividends” (defined below) generally will be exempt from federal income tax withholding, provided the Fund obtains a properly completed and signed certificate of foreign status from such foreign shareholder (“exempt foreign shareholder”). Interest-related dividends are generally attributable to the Fund’s net interest income earned on certain debt obligations and paid to a nonresident alien individual, a foreign trust (i.e., a trust other than a trust which a U.S. court is able to exercise primary supervision over administration of that trust and one or more U.S. persons have authority to control substantial decisions of that trust), a foreign estate (i.e., the income of which is not subject to U.S. tax regardless of source) or a foreign corporation (each, a “foreign shareholder”). In order to qualify as an interest-related dividend, the Fund must report a distribution as such in a written statement mailed to its shareholders. Distributions made to exempt foreign shareholders attributable to net investment income from other sources, such as dividends received by a Fund, generally will be subject to non-refundable federal income tax withholding at a 30% rate (or such lower rate provided under an applicable income tax treaty). However, this tax generally will not apply to exempt-interest dividends from a Fund. Notwithstanding the foregoing, if a distribution described above is “effectively connected” with a U.S. trade or business (or, if an income tax treaty applies, is attributable to a permanent establishment) of the recipient foreign shareholder, federal income tax withholding and exemptions attributable to foreign persons will not apply and the distribution will be subject to the tax, reporting and withholding requirements generally applicable to U.S. persons.

In general, a foreign shareholder’s capital gains realized on the disposition of Fund shares, capital gain distributions and, under an exemption recently made permanent by Congress, “short-term capital gain distributions” (defined below) are not subject to federal income or withholding tax, provided that the Fund obtains a properly completed and signed certificate of foreign status, unless: (i) such gains or distributions are effectively connected with a U.S. trade or business (or, if an income tax treaty applies, are attributable to a permanent establishment) of the foreign shareholder; (ii) in the case of an individual foreign shareholder, the shareholder is present in the U.S. for a period or periods aggregating 183 days or more during the year of the disposition of Fund shares or the receipt of capital gain distributions or short-term capital gain distributions and certain other conditions are met; or (iii) such gains or, in certain cases, distributions are attributable to gain from the sale or exchange of a U.S. real property interest. If such gains or distributions are effectively connected with a U.S. trade or business (or are attributable to a U.S. permanent establishment of the foreign shareholder pursuant to an applicable income tax treaty), the tax, reporting and withholding requirements applicable to U.S. persons generally will apply to the foreign shareholder and an additional branch profits tax may apply if the foreign shareholder is a foreign corporation. If such gains or distributions are not effectively connected for this purpose, but the foreign shareholder meets the requirements of clause (ii) described above, such gains and distributions will be subject to U.S. federal income withholding tax at a 30% rate (or such lower rate provided under an applicable income tax treaty). If the requirements of clause (iii) are met, the foreign shareholder may be subject to certain tax, withholding, and/or reporting requirements, depending in part on whether the foreign shareholder holds (or has held in the prior 12 months) more than a 5% interest in the Fund. “Short-term capital gain distributions” are distributions attributable to a Fund’s net short-term capital gain in excess of its net long-term capital loss and reported as such from a Fund in a written statement mailed by the Fund to its shareholders.

Even if permitted to do so, the Funds provide no assurance that they will report any distributions as interest-related distributions or short-term capital gain distributions. Even if a Fund reports any distributions as such, if you hold Fund shares through an intermediary, no assurance can be made that your intermediary will respect such reports.

Special rules apply to foreign partnerships and those holding Fund shares through foreign partnerships. If a Fund qualifies and makes an election to pass-through foreign taxes to its shareholders, foreign shareholders of the Fund generally will be subject to increased federal income taxation without a corresponding benefit for the pass-through

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of foreign taxes.

Foreign shareholders may also be subject to U.S. estate tax with respect to their Fund shares.

The Foreign Account Tax Compliance Act (“FATCA”)

A 30% withholding tax on a Fund’s distributions, including capital gains distributions, and on gross proceeds from the sale or other disposition of shares of a Fund generally applies if paid to a foreign entity unless: (i) if the foreign entity is a “foreign financial institution,” it undertakes certain due diligence, reporting, withholding and certification obligations, (ii) if the foreign entity is not a “foreign financial institution,” it identifies certain of its U.S. investors or (iii) the foreign entity is otherwise exempted under FATCA. If applicable, and subject to any intergovernmental agreement, withholding under FATCA is required generally with respect to distributions from the Funds. If withholding is required under FATCA on a payment related to your shares, investors that otherwise would not be subject to withholding (or that otherwise would be entitled to a reduced rate of withholding) on such payment generally will be required to seek a refund or credit from the IRS to obtain the benefits of such exemption or reduction. The Funds will not pay any additional amounts in respect to amounts withheld under FATCA. You should consult your tax advisor regarding the effect of FATCA based on your individual circumstances.

Additional Considerations for the Municipal Bond Fund, California Municipal Bond Fund and New York Municipal Bond Fund

If at least 50% of the value of a regulated investment company’s total assets at the close of each quarter of its taxable years consists of obligations the interest on which is exempt from federal income tax, it will qualify under the Code to pay “exempt-interest dividends.” Each Fund intends to so qualify and is designed to provide shareholders with a high level of income exempt from federal income tax in the form of exempt-interest distributions.

Distributions of capital gains or income not attributable to interest on each Fund’s tax-exempt obligations will not constitute exempt-interest dividends and will be taxable to its shareholders. The exemption of interest income derived from investments in tax-exempt obligations for federal income tax purposes may not result in a similar exemption under the laws of a particular state or local taxing authority. Thus, exempt interest may be subject to state and local taxes.

Each Fund will report to its shareholders in a written statement the portion of the distributions for the taxable year which constitutes exempt-interest dividends. The reported portion cannot exceed the excess of the amount of interest excludable from gross income under Section 103 of the Code received by a Fund during the taxable year over any amounts disallowed as deductions under Sections 265 and 171(a)(2) of the Code. Interest on indebtedness incurred to purchase or carry shares of each Fund will not be deductible to the extent that the Fund’s distributions are exempt from federal income tax.

In addition, certain deductions and exemptions have been designated “tax preference items” which must be added back to taxable income for purposes of calculating federal AMT. Tax preference items include tax-exempt interest on certain “private activity bonds.” To the extent that each Fund invests in certain private activity bonds, its shareholders will be required to report that portion of the Fund’s distributions attributable to income from the bonds as a tax preference item in determining their federal AMT, if any. Shareholders will be notified of the tax status of distributions made by a Fund. Persons who may be “substantial users” (or “related persons” of substantial users) of facilities financed by private activity bonds should consult their tax advisors before purchasing shares in the Funds. Further, tax-exempt income will be included in determining the taxability of social security payments and railroad retirement benefits. As of the date of this SAI, individuals are subject to the federal AMT at a maximum rate of 28%. Shareholders with questions or concerns about the federal AMT should consult their own tax advisors. A significant portion of exempt-interest dividends from each Fund may be treated as a “tax preference item,” as discussed above.

The IRS is paying increased attention to whether obligations intended to produce interest exempt from federal income taxation in fact meet the requirements for such exemption. Ordinarily, each Fund relies on an opinion from the issuer’s bond counsel that interest on the issuer’s obligation will be exempt from federal income taxation. However, no assurance can be given that the IRS will not successfully challenge such exemption, which could cause interest on the obligation to be taxable and could jeopardize each Fund’s ability to pay exempt-interest dividends.

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California Tax Considerations

To the extent that dividends are derived from interest on California tax-exempt securities and on certain U.S Government securities, such dividends will also be exempt from California personal income taxes. Under California law, a fund which qualifies as a regulated investment company for federal income tax purposes must have at least 50% of its total assets invested in California state and local government obligations or in U.S. Government obligations which pay interest excludable from income or in a combination of such obligations at the end of each quarter of its taxable year in order to be eligible to pay dividends which will be exempt from California personal income taxes.

The portion of dividends constituting exempt-interest dividends is that portion (i) derived from interest on obligations that would be exempt from California tax if held by an individual and (ii) reported by a Fund as exempt-interest dividends in written statements furnished to shareholders. However, the total amount of dividends paid by a Fund to all of its shareholders with respect to any taxable year that can be treated as exempt-interest dividends for California tax purposes cannot exceed the difference between (i) the amount of interest received by the Fund during such year on obligations which pay interest excludable from California personal income under California law and (ii) the expenses of the Fund that would be disallowed under California personal income tax law as allocable to tax exempt interest if the Fund were an individual. If the aggregate dividends designated by a Fund as exempt-interest dividends for a taxable year exceed the amount that may be treated as exempt-interest dividends for California tax purposes, only that percentage of each dividend distribution equal to the ratio of aggregate exempt-interest dividends to aggregate dividends so designated will be treated as an exempt-interest dividend for California tax purposes. Unlike federal law, California law provides that no portion of the exempt-interest dividends will constitute an item of tax preference for California personal alternative minimum tax purposes. Because, unlike federal law, California law does not impose personal income tax on an individual’s Social Security benefits, the receipt of California exempt-interest dividends will have no effect on an individual’s California personal income tax.

Individual shareholders will normally be subject to federal and California personal income tax on dividends paid from interest income derived from taxable securities and distributions of net capital gains. In addition, distributions other than exempt-interest dividends to such shareholders are includable in income subject to the California alternative minimum tax. For federal income tax and California personal income tax purposes, distributions of long-term capital gains, if any, are taxable to shareholders as long-term capital gains, regardless of how long a shareholder has held shares of the fund and regardless of whether the distribution is received in additional shares or in cash. In addition, unlike under federal law, the shareholders of a Fund will not be subject to California personal income tax, or receive a credit for tax paid by the Fund, on undistributed capital gains, if any.

Interest on indebtedness incurred by shareholders or related parties to purchase or carry shares of an investment company paying exempt-interest dividends, such as a Fund, generally will not be deductible by the investor for federal or state personal income tax purposes. In addition, as a result of California’s incorporation of certain provisions of the Code, a loss realized by a shareholder upon the sale of shares held for six months or less may, depending on the frequency of a fund’s distributions, be disallowed to the extent of any exempt-interest dividends received with respect to such shares. Moreover, any loss realized upon the redemption of shares within six months from the date of purchase of such shares and following receipt of a long-term capital gains distribution will be treated as long-term capital loss to the extent of such long-term capital gains distribution. Finally, any loss realized upon the redemption of shares within 30 days before or after the acquisition of other shares of a Fund may be disallowed under the “wash sale” rules.

The foregoing relates to federal income taxation and to California personal income taxation as in effect as of the date of the Prospectus. Distributions from investment income and capital gains, including exempt interest dividends, may be subject to California franchise tax for corporate shareholders. In addition, distributions from investment income and capital gains may be subject to state taxes in states other than California, and to local taxes. Shareholders are urged to consult with their own tax advisers for more detailed information concerning California tax matters.

New York Tax Considerations

Individual shareholders of a Fund will not be required to include in their adjusted gross income for New York State and New York City personal income tax purposes any portion of distributions received from the Fund that are derived from or attributable to (i) interest income on obligations of New York State or any political subdivision thereof (including New York City) or of a possession or territory of the United States or any political subdivision thereof, provided that at least 50 percent of the value of the Fund’s total assets at the close of each quarter of its taxable year consists of obligations the interest on which is tax-exempt for federal income tax purposes and such income is not otherwise properly includible in the shareholder’s federal adjusted gross income, (ii) interest income on obligations of the United States and its possessions even if includible in the shareholder’s federal adjusted gross income, provided that at least 50 percent of the value of the Fund’s total assets at the close of each quarter of its taxable year consists of obligations of the United States and its possessions and the Fund provides a timely written notice of designation to shareholders, or (iii) interest income on obligations of any authority, commission or instrumentality of the United States

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to the extent federal law exempts such income from state income taxation, provided that at least 50 percent of the value of the Fund’s total assets at the close of each quarter of its taxable year consists of obligations of the United States and its possessions and the Fund provides a timely written notice of designation to shareholders. Distributions from a Fund that are derived from or attributable to sources other than those described in the preceding sentence, including interest on obligations of other states and their political subdivisions (unless the obligation is created by a compact or an agreement to which New York State is a party) will generally be taxable to individual shareholders as ordinary income for New York State and New York City personal income tax purposes.

Shareholders of a Fund that are subject to the New York State corporation franchise tax or the New York City general corporation tax will be required to include exempt-interest dividends paid by the Fund in their “entire net income” for purposes of such taxes and will be required to include their investment in shares of the Fund in their investment capital or business capital, but not both, for purposes of such taxes. Interest income earned by a Fund that is distributed to its shareholders generally will not be taxable to the Fund for purposes of the New York State corporation franchise tax or the New York City general corporation tax.

If a shareholder is subject to unincorporated business taxation by New York City, income and gains distributed by a Fund generally will be exempted from such taxation to the extent such distributions are derived exclusively from interest income on obligations of New York State or any political subdivision thereof (including New York City) and are not properly includible in the shareholder’s federal adjusted gross income.

Gain from the sale, exchange or other disposition of shares of a Fund will be subject to the New York State personal income and franchise taxes and the New York City personal income, unincorporated business and general corporation taxes if the shareholder is subject to such taxes.

Interest on indebtedness incurred or continued to purchase or to carry shares of a Fund generally will not be deductible for New York State and New York City personal income tax purposes.

The foregoing relates to certain applicable New York tax law as in effect as of the date of the Prospectus. These provisions are subject to change by legislative, judicial or administrative action and any such change may be either prospective or retroactive with respect to Fund transactions. In addition, distributions from investment income and capital gains may be subject to state taxes in states other than New York, and to local taxes. Shareholders are urged to consult with their own tax advisers for more detailed information concerning New York tax matters.

Tax-Exempt Shareholders

Under current law, the Funds serve to “block” (that is, prevent the attribution to shareholders of) UBTI from being realized by tax-exempt shareholders. Notwithstanding this “blocking” effect, a tax-exempt shareholder could realize UBTI by virtue of its investment in a Fund if shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b).

It is possible that a tax-exempt shareholder will also recognize UBTI if the Fund recognizes “excess inclusion income” (as described above) derived from direct or indirect investments in REMIC residual interests or TMPs. Furthermore, any investment in residual interests of a CMO that has elected to be treated as a REMIC can create complex tax consequences, especially if the Fund has state or local governments or other tax-exempt organizations as shareholders.

In addition, special tax consequences apply to charitable remainder trusts (CRTs) that invest in regulated investment companies that invest directly or indirectly in residual interests in REMICs or in TMPs. Under legislation enacted in December 2006, a CRT, as defined in Section 664 of the Code, that realizes UBTI for a taxable year must pay an excise tax annually of an amount equal to such UBTI. Under IRS guidance issued in October 2006, a CRT will not recognize UBTI solely as a result of investing in a Fund that recognizes “excess inclusion income.” Rather, if at any time during any taxable year a CRT (or one of certain other tax-exempt shareholders, such as the United States, a state or political subdivision, or an agency or instrumentality thereof, and certain energy cooperatives) is a record holder of a share in a Fund that recognizes “excess inclusion income,” then the Fund will be subject to a tax on that portion of its “excess inclusion income” for the taxable year that is allocable to such shareholders at the highest federal corporate income tax rate. The extent to which the IRS guidance remains applicable in light of the December 2006 legislation is unclear. To the extent permitted under applicable law (including the 1940 Act), each Fund may elect to specially allocate any such tax to the applicable CRT, or other shareholder, and thus reduce such shareholder’s distributions for the year by the amount of the tax that relates to such shareholder’s interest in the Fund. The Funds have not yet determined whether such an election will be made. CRTs are urged to consult their tax advisors concerning the consequences of investing in a Fund.

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Tax Shelter Reporting Regulations

Under Treasury Regulations, if an individual shareholder recognizes a loss of $2 million or more or if a corporate shareholder recognizes a loss of $10 million or more, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases exempt from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not exempt. Future guidance may extend the current exemption from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their own tax advisers to determine the applicability of these regulations in light of their individual circumstances.

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FINANCIAL INFORMATION

The Financial Statements incorporated herein by reference from the Funds’ 2018 Annual Report to Shareholders have been audited by Ernst & Young LLP, the Corporation’s independent registered public accounting firm, as stated in their report, which is incorporated herein by reference, and has been so incorporated in reliance upon the report of such firm given upon their authority as experts in auditing and accounting. There are no Financial Statements for the California Municipal Bond Fund and New York Municipal Bond Fund, which commenced operations on December 1, 2018.

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THE PROSPECTUS, INCORPORATED HEREIN BY REFERENCE IN THIS STATEMENT OF ADDITIONAL INFORMATION, IN CONNECTION WITH THE OFFERING MADE BY THE PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR PRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUNDS. THIS STATEMENT OF ADDITIONAL INFORMATION DOES NOT CONSTITUTE AN OFFERING BY THE FUNDS IN ANY JURISDICTION IN WHICH SUCH AN OFFERING MAY NOT LAWFULLY BE MADE.

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APPENDIX A – RATINGS

STANDARD AND POOR’S LONG-TERM CREDIT RATING DEFINITIONS*

AAA -- An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA -- An obligation rated ‘AA’ differs from the highest rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A -- An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB -- An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB; B; CCC; CC; and C -- Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB -- An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B -- An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC -- An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC -- An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred, but Standard & Poor’s expects default to be a virtual certainty, regardless of the anticipated time to default.

C -- An obligation rated ‘C’ is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.

D -- An obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor’s believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.

“NR” -- This indicates that no rating has been requested, or that there is insufficient information on which to base a rating, or that Standard and Poor’s does not rate a particular obligation as a matter of policy.

Local Currency and Foreign Currency Risks -- Standard and Poor’s issuer credit ratings make a distinction between foreign currency ratings and local currency ratings. An issuer’s foreign currency rating will differ from its local currency rating when the obligor has a different capacity to meet its obligations denominated in its local currency, vs. obligations denominated in a foreign currency.

* The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

A-1

MOODY’S INVESTORS SERVICE, INC. LONG-TERM BOND RATING DEFINITIONS

Aaa -- Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa -- Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A -- Obligations rated A are judged to be upper-medium grade, and are subject to low credit risk.

Baa -- Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba -- Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B -- Obligations rated B are considered speculative and are subject to high credit risk.

Caa -- Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.

Ca -- Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C -- Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

A-2

FITCH IBCA, INC. LONG-TERM CREDIT RATING DEFINITIONS

AAA: Highest credit quality -- ‘AAA’ ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA: Very high credit quality -- ‘AA’ ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A: High credit quality --‘A’ ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB: Good credit quality -- ‘BBB’ ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

BB: Speculative -- ‘BB’ ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists which supports the servicing of financial commitments.

B: Highly speculative -- ‘B’ ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

CCC: Substantial Credit risk -- Default is a real possibility.

CC: Very high levels of credit risk -- Default of some kind appears probable.

C: Exceptionally high levels of credit risk -- Default is imminent or inevitable, or the issuer is in standstill. Conditions that are indicative of a ‘C’ category rating for an issuer include:

a.	the issuer has entered into a grace or cure period following non-payment of a material financial obligation;
b.	the issuer has entered into a temporary negotiated waiver or standstill agreement following a payment default on a material financial obligation; or
c.	Fitch Ratings otherwise believes a condition of ‘RD’ or ‘D’ to be imminent or inevitable, including through the formal announcement of a distressed debt exchange.

RD: Restricted default -- ‘RD’ ratings indicate an issuer that in Fitch Ratings’ opinion has experienced an uncured payment default on a bond, loan or other material financial obligation but which has not entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, and which has not otherwise ceased operating. This would include: a. the selective payment default on a specific class or currency of debt; b. the uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation; c. the extension of multiple waivers or forbearance periods upon a payment default on one or more material financial obligations, either in series or in parallel; or d. execution of a distressed debt exchange on one or more material financial obligations.

D: Default -- ‘D’ ratings indicate an issuer that in Fitch Ratings’ opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, or which has otherwise ceased business. Default ratings are not assigned prospectively to entities or their obligations; within this context, non-payment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a distressed debt exchange. Imminent default typically refers to the occasion where a payment default has been intimated by the issuer, and is all but inevitable. This may, for example, be where an issuer has missed a scheduled payment, but (as is typical) has a grace period during which it may cure the payment default. Another alternative would be where an issuer has formally announced a distressed debt exchange, but the date of the exchange still lies several days or weeks in the immediate future. In all cases, the assignment of a default rating reflects the agency’s opinion as to the most appropriate rating category consistent with the rest of its universe of ratings, and may differ from the definition of default under the terms of an issuer’s financial obligations or local commercial practice.

Notes: The modifiers + or - may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ Long-Term IDR category, or to Long-Term IDR categories below ‘B’.

A-3

MOODY’S INVESTORS SERVICE, INC. COMMERCIAL PAPER RATINGS

P-1--Issuers (or supporting institutions) rated Prime -1 have a superior ability to repay short-term debt obligations.

P-2--Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3 -- Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations

NP -- Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

STANDARD AND POOR’S COMMERCIAL PAPER RATINGS

A-1 -- A short-term obligation rated ‘A-1’ is rated in the highest category by Standard and Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2 -- A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3 -- A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B -- A short-term obligation rated ‘B’ is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitments.

C -- A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D -- A short-term obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless Standard and Poor’s believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.

A-4

FITCH IBCA, INC. COMMERCIAL PAPER RATING DEFINITIONS

F1: Highest short-term credit quality -- Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added + to denote any exceptionally strong credit feature.

F2: Good short-term credit quality -- Good intrinsic capacity for timely payment of financial commitments.

F3: Fair short-term credit quality -- The intrinsic capacity for timely payment of financial commitments is adequate.

B: Speculative short-term credit quality -- Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C: High short-term default risk -- Default is a real possibility.

RD: Restricted default -- Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.

D: Default -- Indicates a broad-based default event for an entity, or the default of a short-term obligation.

A-5

APPENDIX B – PROXY VOTING POLICIES

Bessemer Trust Company, N.A.
Bessemer Investment Management LLC

Proxy Voting Guidelines

An important component of the investment discipline of Bessemer Trust Company, N.A. and Bessemer Investment Management LLC (together, “Bessemer”) is making appropriate proxy voting decisions. In an effort to support proposals that maximize the value of our clients’ investments over the long term, Bessemer has developed these Proxy Voting Guidelines (“Guidelines”), which set forth principles that guide our voting decisions. While Bessemer’s voting will generally follow these Guidelines, specific voting decisions may differ in any instance where Bessemer believes it to be in the best interest of shareholders.

The Bessemer Proxy Committee (“Proxy Committee”)1 oversees the proxy voting process. The Proxy Committee considers and approves amendments to these Guidelines as it deems appropriate every year or more frequently as needed.

Bessemer has contracted with Institutional Shareholder Services (“ISS”), a professional proxy voting and corporate governance service, to provide research on proxy issues and to vote proxies in accordance with Bessemer’s guidelines. As part of the proxy voting process, Bessemer’s portfolio managers and analysts will be consulted on a limited number of issues (generally on matters that are designated as case-by-case votes).

Bessemer may refrain from voting in certain cases where it deems appropriate, if, for example, the cost of voting appears to exceed the expected benefits, or when voting could result in the imposition of trading or other restrictions that may restrict liquidity or otherwise impair investment returns. These conditions are most likely to exist with respect to non-U.S. securities.

1. Board of Directors

Voting on Director Nominees in Uncontested Elections

Votes on uncontested director nominees of U.S. companies generally will be cast as recommended by ISS based on their research and analysis, except that votes will be WITHHELD from director nominees who own no company stock and have served on the board for more than one year. In accordance with ISS’s policy, votes will also be WITHHELD from director nominees who:

•	Have poor attendance history at board and committee meetings as determined by ISS;
•	Are inside directors or affiliated outside directors and the full board is less than majority independent;
•	Are inside directors or affiliated outside directors and sit on the audit, compensation, or nominating committee;

1 The Proxy Committee, which is a joint committee of Bessemer Trust Company, N.A. and Bessemer Investment Management LLC, is comprised of Bessemer’s Chief Investment Officer, Head of Investment Strategies, Director of Client Portfolio Analysis, Head of Custody, a Portfolio Manager, an Associate Portfolio Manager, and a Compliance Officer.

B-1

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•	Are compensation committee members and the company has poor compensation practices as determined by ISS;
•	Are compensation committee members and the company has a pay for performance disconnect as determined by ISS;
•	Are compensation committee members and the board exhibits a significant level of poor communication and responsiveness to shareholders surrounding compensation issues;
•	Have ignored a proposal that was approved by the majority of votes cast in the last year;
•	Are incumbent board members and the board implements an advisory vote on executive compensation on a less frequent basis than the frequency that received the majority of votes cast at the most recent shareholder meeting at which shareholders voted on the say-on-pay frequency
•	Have adopted a long-term poison pill without shareholder approval, where there is no commitment or policy to put the pill to shareholder vote;
•	Have made a material adverse change to an existing poison pill without shareholder approval;
•	Have kept in place a dead-hand or modified dead-hand poison pill;
•	Are incumbent board members and the board had material failures of governance, stewardship, risk oversight, or fiduciary responsibilities at the company; or
•	Have taken egregious actions or failed to replace management as appropriate, as determined by ISS.

Generally vote FOR nominees for directors of non-U.S. companies in uncontested elections unless:

•	Specific practices have been identified that were adverse to shareholder interests;
•	Adequate disclosure has not been provided in a timely manner;
•	There are clear concerns over questionable finances or restatements; or
•	The board fails to meet minimum corporate governance standards.

In all markets, vote CASE-BY-CASE on director nominees who have been associated with a pattern of egregious actions on other boards or in the role of executive management that raises substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company. This includes where there have been:

•	Questionable transactions with conflicts of interest;
•	Any records of abuses against minority shareholder interests;
•	Specific concerns about the individual, such as criminal wrongdoing or breach of fiduciary responsibilities;
•	Material failures of governance, stewardship, risk oversight, or fiduciary responsibilities at the company; and
•	Failure to replace management as appropriate.
B-2

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Classification/Declassification of the Board

Vote AGAINST proposals to classify the board. Vote FOR proposals to repeal classified boards and to elect all directors annually.

Independent Chairman (Separate Chairman/CEO)

Vote FOR proposals requiring that the positions of chairman and CEO be held separately.

Majority of Independent Directors/Establishment of Committees

Vote FOR proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold under ISS’ definition of independence.

Vote FOR proposals asking that a majority or more of directors on the board, audit, compensation, and/or nominating committees be independent, unless the committee composition already meets this standard.

Majority Vote Proposals

Vote FOR reasonably crafted proposals calling for directors to be elected with an affirmative majority of votes cast and/or the elimination of the plurality standard for electing directors (including binding resolutions requesting that the board amend the company’s bylaws), provided the proposal includes a carve-out for a plurality voting standard when there are more director nominees than board seats (e.g. contested elections).

Stock Ownership Requirements

Vote FOR proposals that mandate a minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. Stock ownership on the part of directors is desirable.

Statutory Auditors

In non-U.S. markets, vote FOR the appointment or re-election of statutory auditors, unless:

•	There are serious concerns about the statutory reports presented or the audit procedures used;
•	Questions exist concerning any of the statutory auditors being appointed;
•	The auditors have previously served the company in an executive capacity or can otherwise be considered affiliated with the company;
•	The company fails to provide adequate information, based on typical market standards, for shareholders to make an informed voting decision;
•	The outside statutory nominee attended less than 75 percent of meetings of the board of directors or board of statutory auditors during the year under review (in markets where attendance information is consistently provided);
•	The statutory auditor is judged to be responsible for clear mismanagement or shareholder-unfriendly behavior; or
B-3

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•	Egregious actions related to a director’s or statutory auditor’s service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve in the best interests of shareholders at any company.

In cases where the number of nominees exceeds the number of seats available, vote FOR incumbent candidates as long as no other concerns are identified.

Discharge of Board and Management

Vote FOR discharge of the board and management, but vote CASE-BY-CASE if:

•	There are serious questions about actions of the board or management for the year in question, including reservations from auditors; or
•	Material legal or regulatory action is being taken against the company or the board by shareholders or regulators.

2. Shareholder Rights

Shareholder Ability to Act by Written Consent

Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent. Vote FOR proposals to allow or make easier shareholder action by written consent.

Shareholder Ability to Call Special Meetings

Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings. Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

Supermajority Vote Requirements

Vote AGAINST proposals to require a supermajority shareholder vote. Vote FOR proposals to lower supermajority vote.

Cumulative Voting

Vote FOR proposals to eliminate cumulative voting. Vote AGAINST proposals to restore or permit cumulative voting.

Proxy Access

Vote in accordance with ISS’s policy on management and shareholder proposals to enact proxy access, which will take into account, among other factors:

•	Company-specific factors; and
•	Proposal-specific factors, including: (1) The ownership thresholds proposed in the resolution (i.e., percentage and duration); (2) The maximum proportion of directors that shareholders may nominate each year; and (3) The method of determining which nominations should appear on the ballot if multiple shareholders submit nominations.
B-4

Bessemer Trust Company, N.A.
Bessemer Investment Management LLC

Confidential Voting

Vote FOR proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents will not agree, the confidential voting policy is waived. Vote FOR management proposals to adopt confidential voting.

3. Auditors

Vote FOR proposals to ratify auditors, unless any of the following apply:

•	An auditor has a financial interest in or association with the company, and is therefore not independent;
•	There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position.

4. Proxy Contests

Voting for Director Nominees in Contested Elections

Votes in a contested election of directors will be evaluated on a CASE-BY-CASE basis, taking into consideration the company’s long-term financial performance, management’s track record, the qualifications of each slate of director nominees and the actions being recommended by each.

Reimbursing Proxy Solicitation Expenses

If the vote is in favor of the dissidents, vote FOR reimbursing proxy solicitation expenses. If the vote is against the dissidents, vote AGAINST reimbursing proxy solicitation expenses.

5. Capital Structure

Common Stock Authorization

Vote FOR proposals to increase the number of shares of common stock authorized for issuance unless ISS’s research and analysis indicate that the resulting authorized but unissued shares are excessive. Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights. Vote FOR proposals to approve increases beyond the allowable increase when a company’s shares are in danger of being delisted or if a company’s ability to continue to operate as a going concern is uncertain.

Dual-class Stock

Vote AGAINST proposals to create a new class of common stock with superior voting rights. Vote AGAINST proposals to create a new class of nonvoting or subvoting common stock.

Share Repurchase Program Authorization

Vote FOR well-structured share repurchase programs that comply with typical market standards, taking into consideration: (1) the volume of the shares that will be repurchased;

B-5

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(2) the duration of the authority; (3) the amount of shares that will be held in treasury; (4) the price at which shares will be repurchased; and (5) any other relevant considerations.

Share Issuance Authorization

Vote FOR general issuance requests with preemptive rights to a maximum of 100% over currently issued capital, and vote FOR general issuance requests without preemptive rights to a maximum of 20% of currently issued capital; provided, however, that in markets where there is a best practice recommendation on the volume of shares to be issued and the best practice recommends a lower threshold (e.g. France, UK, Hong Kong), that lower threshold will be applied, and a lower threshold will also be applied where a company’s past practice necessitates it.

Specific issuances that will fund a legitimate business purpose will be evaluated by ISS taking into consideration: (1) the potential dilution; (2) the pricing of the shares; (3) the strategic rationale; (4) potential conflicts of interest; and (5) potential consequences of failing to support the issuance.

6.  Executive/Director Compensation and Employee Stock Plans

Equity-Based Compensation Proposals

Vote FOR reasonably crafted proposals requiring senior management to own a specified amount of company stock.

Votes with respect to compensation plans will be cast based on the cost of the plan compared to its peers (in the U.S. and markets where disclosure is comparable to that of U.S. companies) as well as other important qualitative features. The cost will be determined based on the number and types of awards granted by companies, using the expanded compensation data disclosed under the various regulatory requirements. If the cost is deemed to be reasonable, vote FOR the proposal. However, vote AGAINST equity incentive plan proposals, even if the plans’ cost is deemed reasonable, if any of the following factors apply: (1) the ability to reprice stock options without prior shareholder approval, (2) excessive CEO compensation relative to company performance (pay-for-performance disconnect), (3) excessive three-year average burn rate, or (4) the plan is a vehicle for poor pay practices, such as egregious compensation practices.

Plans proposed by non-US (excluding Canada) companies will be evaluated using the data available to analyze dilution issues and other plan terms, including plan administration. Vote AGAINST the equity plan if any of the following factors apply:

•	The dilution of the plan is excessive considering the company’s size and industry;
•	The plan lacks challenging performance conditions without adequate justification;
•	The plan lacks stringent vesting provisions without adequate justification;
•	The pricing of options deviates from typical market standards without adequate justification;
B-6

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•	The plan’s administration deviates from typical market standards without adequate justification;
•	The plan participants deviate from typical market standards without adequate justification;
•	There are concerns about poor company performance;
•	There are concerns about controversial issues at the company;
•	The company fails to provide adequate information to allow shareholders to make an informed voting decision; or
•	There are other serious concerns with the plan.

Management Proposals Seeking Approval to Reprice Options

Vote AGAINST management proposals seeking approval to reprice options.

Employee Stock Purchase Plans – Qualified Plans

For U.S. companies, vote AGAINST qualified employee stock purchase plans where any of the following apply:

•	Purchase price is less than 85% of fair market value; or
•	Offering period is greater than 27 months; or
•	The number of shares allocated to the plan is more than 10% of the outstanding shares.

For non-U.S. companies, vote AGAINST qualified employee stock purchase plans where any of the following apply:

•	Purchase price deviates from typical market standards without adequate explanation or is less than 75% of fair market value; or
•	Offering period deviates from typical market standards without adequate explanation; or
•	The number of shares allocated to the plan is more than 10% of the outstanding share.

Employee Stock Purchase Plans – Non-Qualified Plans

Vote FOR nonqualified employee stock purchase plans with all the following features:

•	Broad-based participation (i.e., all employees of the company with the exclusion of individuals with 5% or more of beneficial ownership of the company);
•	Limits on employee contribution, which may be a fixed dollar amount or expressed as a percent of base salary;
•	Company matching contribution up to 25% of employee’s contribution, which is effectively a discount of 20% from market value; and
•	No discount on the stock price on the date of purchase if there is a company matching contribution.

Vote AGAINST nonqualified employee stock purchase plans when any of the plan features do not meet the above criteria. If the company matching contribution exceeds 25% of employees’ contribution, evaluate the cost of the plan against its allowable cap as calculated by ISS.

B-7

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Employee Stock Ownership Plans (ESOPs)

Vote FOR proposals to implement an ESOP or increase authorized shares for existing ESOPs, unless the number of shares allocated to the ESOP is excessive (more than 5% of outstanding shares).

Incentive Bonus Plans and Tax Deductibility Proposals (OBRA-Related Compensation Proposals)

Vote FOR proposals that simply amend shareholder-approved compensation plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m).

Vote FOR proposals to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) unless they are clearly inappropriate.

Amendments to existing plans to increase shares reserved and to qualify for favorable tax treatment under the provisions of Section 162(m) will be voted as recommended by ISS based on their research and analysis, which will evaluate whether the plan exceeds its allowable cap as calculated by ISS.

Generally vote FOR cash or cash and stock bonus plans that are submitted to shareholders for the purpose of exempting compensation from taxes under the provisions of Section 162(m) if no increase in shares is requested.

Proposals on Compensation

Disclosure/Setting Levels or Types of Compensation for Executives and Directors: Generally, vote FOR proposals seeking additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders’ needs, would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company. Vote AGAINST proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation. Vote AGAINST proposals requiring director fees be paid in stock only.

Performance-Based Awards: Generally vote FOR proposals advocating the use of performance-based equity awards like indexed, premium-priced, and performance contingent options or performance-based shares, unless: (1) The proposal is overly restrictive (e.g., it mandates that awards to all employees must be performance-based or all awards to top executives must be a particular type, such as indexed options); or (2) The company demonstrates that it is using a substantial portion of performance-based awards for its top executives, where substantial portion would constitute 50% of the shares awarded to those executives for that fiscal year.

Pay-for-Superior-Performance: Generally vote FOR shareholder proposals requesting that the board establish a pay-for-superior performance standard in the company’s executive

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compensation plan for senior executives, unless ISS determines that such a proposal would not be in shareholders’ interest. In evaluating these shareholder proposals, ISS will consider the following factors:

•	What aspects of the company’s annual and long-term equity incentive programs are performance driven?
•	If the annual and long-term equity incentive programs are performance driven, are the performance criteria and hurdle rates disclosed to shareholders or are they benchmarked against a disclosed peer group?
•	Can shareholders assess the correlation between pay and performance based on the current disclosure?
•	What type of industry and stage of business cycle does the company belong to?

Compensation Consultants - Disclosure of Board or Company’s Utilization: Generally vote FOR shareholder proposals seeking disclosure regarding the Company, Board, or Board committee’s use of compensation consultants, such as company name, business relationship(s) and fees paid.

Option Repricing: Vote FOR shareholder proposals to put option repricings to a shareholder vote.

Severance Agreements for Executives/Golden Parachutes: Vote FOR proposals to require golden parachutes or executive severance agreements to be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts. Proposals to ratify golden parachutes are voted FOR if they include the following: (1) The triggering mechanism should be beyond the control of management; (2) The amount should not exceed three times base amount (defined as the average annual taxable W-2 compensation during the five years prior to the year in which the change of control occurs); and (3) Change-in-control payments should be double-triggered, i.e., after (a) a change in control has taken place, and (b) termination of the executive has occurred as a result of the change in control. Change in control is defined as a change in the company ownership structure.

Vote in accordance with ISS’s recommendation on proposals to approve a company’s golden parachute compensation. Features that may lead to a recommendation AGAINST include:

•	Recently adopted or amended agreements that include excise tax gross-up provisions (since prior annual meeting);
•	Recently adopted or amended agreements that include modified single trigger agreements (since prior annual meeting);
•	Single trigger payments that will happen immediately upon a change in control, including cash payment and such items as the acceleration of performance-based equity despite the failure to achieve performance measures;
•	Single-trigger vesting of equity based on a definition of change in control that requires only shareholder approval of the transaction (rather than consummation);
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•	Potentially excessive severance payments;
•	Recent amendments or other changes that may make packages so attractive as to influence merger agreements that may not be in the best interests of shareholders;
•	In the case of a substantial gross-up from pre-existing/grandfathered contract: what triggered the gross-up (e.g., very large option grants at low point in stock price, or unusual or outsized payments in cash or equity made or negotiated prior to the merger); or
•	The company’s assertion that a proposed transaction is conditioned on shareholder approval of the golden parachute advisory vote.

Supplemental Executive Retirement Plans (SERPs): Generally vote FOR proposals requiring companies to draft reports detailing their SERP programs as well as proposals requesting to put extraordinary benefits contained in SERP agreements to a shareholder vote unless the company’s executive pension plans do not contain excessive benefits beyond what is offered under employee-wide plans.

Holding Periods: Vote in accordance with ISS’s recommendations on proposals asking companies to adopt holding periods or retention ratios for their executives. ISS’s recommendations generally take into account:

•	Whether the company has any holding period, retention ratio or officer ownership requirements in place. These should consist of:

➢	Rigorous stock ownership guidelines, or
➢	A short-term holding period requirement (six months to one year) coupled with a significant long- term ownership requirement, or
➢	A meaningful retention ratio; and

•	Officer stock ownership and the degree to which it meets or exceeds the proponent’s suggested holding period/retention ratio or the company’s own stock ownership or retention requirements.

Advisory Vote on Executive Compensation - Shareholder Proposals: Generally, vote FOR shareholder proposals that call for non-binding shareholder ratification of the compensation of the named Executive Officers as set forth in the company’s Summary Compensation Table and the accompanying narrative disclosure.

Advisory Votes on Executive Compensation - Management Proposals (Management Say-on-Pay or “MSOP”):

U.S. and Canada

Vote in accordance with ISS’s recommendation on management proposals related to the compensation of executives and outside directors. In accordance with ISS’s policy, vote AGAINST MSOP proposals, AGAINST/WITHHOLD on compensation committee members (or, in rare cases where the full board is deemed responsible, all directors including the CEO), and AGAINST an equity-based incentive plan proposal if:

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•	There is a misalignment between CEO pay and company performance (pay for performance);
•	The company maintains problematic pay practices; or
•	The board exhibits poor communication and responsiveness to shareholders.

Non-U.S. markets (excluding Canada)

Vote AGAINST such proposals (remuneration reports or remuneration policies) in cases where:

•	The company does not provide shareholders with clear, comprehensive compensation disclosures;
•	The company does not maintain an appropriate pay-for-performance alignment and there is not an emphasis on long-term shareholder value;
•	The arrangement creates the risk of a “pay for failure” scenario;
•	The company does not maintain an independent and effective compensation committee;
•	The company provides inappropriate pay to non-executive directors; or
•	The company maintains other problematic practices.

Management Say on Pay Frequency Proposals: Vote FOR proposals to establish annual MSOP proposals. Vote AGAINST proposals to establish bi- or triennial MSOP proposals.

All other proposals regarding executive and director pay will be voted taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

Retirement Bonuses for Directors: The expectation of receiving a retirement bonus can serve as a disincentive for outside directors or statutory auditors to speak out against management. Accordingly, generally vote AGAINST the payment of retirement bonuses: Obligations rated Baa are judged

•	to outsiders (non-employees);
•	if neither the individual payments nor the aggregate amount of the payments is disclosed; or
•	if recipients include those who are judged to be responsible for clear mismanagement or shareholder-unfriendly behavior.

Limit/Prohibit Accelerated Vesting of Awards: Bessemer supports double triggered treatment of equity in change-of-control situations. Bessemer also supports the elimination of potential poor pay practices (e.g. gross-ups) embedded in current employee agreements. In the absence of these provisions, vote FOR shareholder proposals seeking a policy requiring termination of employment prior to severance payment and/or eliminating accelerated vesting of unvested equity.

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Vote FOR proposals seeking a policy that prohibits acceleration of the vesting of equity awards to senior executives in the event of a change in control (except for pro rata vesting considering the time elapsed and attainment of any related performance goals between the award date and the change in control).

7. Poison Pills

Vote FOR proposals that ask a company to submit its poison pill for shareholder ratification. Vote FOR proposals to redeem a company’s poison pill and vote AGAINST management proposals to ratify a poison pill.

8. Mergers, Acquisitions and Corporate Restructurings

Vote CASE-BY-CASE on mergers, acquisitions and corporate restructuring based on such factors as pricing and strategic rationale.

9. Reincorporation Proposals

Proposals to change a company’s jurisdiction of incorporation will be evaluated by giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws. Vote FOR reincorporation when recommended by company management.

10. Exclusive Venue Proposals

Proposals seeking shareholder approval to limit shareholder litigation to the company’s jurisdiction of incorporation will be voted in accordance with ISS’s policy, which will take into account:

•	Whether the company has been materially harmed by shareholder litigation outside its jurisdiction of incorporation, based on disclosure in the company’s proxy statement; and
•	Whether the company has the following good governance features:

➢	An annually elected board;
➢	A majority vote standard in uncontested director elections; and
➢	The absence of a poison pill, unless the pill was approved by shareholders.

11. Political Contributions

Vote FOR reasonable proposals that seek additional disclosure surrounding the internal processes and oversight mechanisms governing the company’s political contributions and lobbying expenses.

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12. Social and Environmental Issues

These issues cover a wide range of topics, including consumer and public safety, environment and energy, general corporate issues, labor standards and human rights, military business, and workplace diversity, and will be evaluated as to whether the proposal will enhance the economic value of the company.

Other than as identified above for shareholder proposals regarding political contributions, vote in accordance with ISS’s recommendation on shareholder proposals related to social and environmental issues. ISS’s research will consider the following factors:

•	Whether adoption of the proposal is likely to enhance or protect shareholder value;
•	Whether the underlying issues are more appropriately and effectively dealt with through governmental or regulatory action;
•	Whether the company’s analysis and voting recommendation to shareholders are persuasive;
•	Whether the proposal itself is well framed and the cost of implementation is reasonable; and
•	Whether providing this information would reveal proprietary or confidential information that would place the company at a competitive disadvantage.

13. Transact Other Business

Vote AGAINST proposals to approve other business when it appears as voting item.

14. Issues in Countries with Share Blocking

Share blocking (the practice in some countries of prohibiting a shareholder from selling its shares for a specified period once it has cast its vote on an upcoming proxy) imposes a significant burden on shareholders in terms of reduced liquidity. Even in countries that permit unblocking, a lengthy delay is involved before a shareholder can execute a desired sale of securities. As a result of the potential inability of to sell shares when needed, Bessemer will NOT VOTE proxies in companies located in countries that practice share blocking.

15. Other Issues

All other issues are voted in accordance with the presumption that Bessemer will vote FOR proposals recommended by management and AGAINST proposals unless recommended by management.

16. Conflicts of Interest

Bessemer recognizes that there may be a potential conflict of interest, or the appearance of a conflict of interest, when Bessemer votes a proxy solicited by an issuer with whom Bessemer is affiliated or Bessemer, or one of our affiliates, has a business relationship, or when Bessemer or one of our affiliates has a business relationship with a senior executive or director of such an issuer or with a shareholder who has sponsored a proposal contained in the proxy. Bessemer has implemented these Guidelines, which provide for uniform voting of

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proxy issues and oversight by the Proxy Committee, to minimize conflicts of interest and to seek to ensure that proxies are voted solely in shareholders’ interests.

The Proxy Committee will delegate to one of its members the duty to periodically remind all employees involved in the proxy voting process as well as all portfolio managers and members of senior management that it is their responsibility to bring to the Proxy Committee’s attention matters that may create a conflict of interest for Bessemer when voting proxies. In addition, before an investment professional gives his or her opinion on any ballot issue, he or she must confirm that he or she does not have a potential conflict of interest with respect to the issue.

In those situations where the Proxy Committee determines that there is a material conflict of interest (i.e., a conflict that is likely to influence, or appear to influence, Bessemer’s decision making on the issue based on an assessment of the particular facts and circumstances), the Proxy Committee will determine an appropriate method to resolve such conflict of interest before the affected proxy is voted. Such methods may include (1) instructing ISS to vote the affected proxy in accordance with its own recommendations, (2) referring the proxy to the governing board of the relevant investment company or the client institution, (3) disclosing the conflict of interest and sending the proxy to individual shareholders for them to vote individually, or (4) such other method as is deemed appropriate given the particular facts and circumstances.

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Effective Date: February 20, 2018

PROPRIETARY

PROXY VOTING POLICIES AND PROCEDURES

DIMENSIONAL FUND ADVISORS LP

DIMENSIONAL FUND ADVISORS LTD.

DFA AUSTRALIA LIMITED

DIMENSIONAL FUND ADVISORS PTE. LTD.

DIMENSIONAL JAPAN LTD.

Introduction

Dimensional Fund Advisors LP (“Dimensional”) is an investment adviser registered with the U.S. Securities and Exchange Commission (“SEC”) pursuant to the Investment Advisers Act of 1940 (the “Advisers Act”). Dimensional is the parent or indirect parent company of Dimensional Fund Advisors Ltd. (“DFAL”), DFA Australia Limited (“DFAA”), Dimensional Fund Advisors Pte. Ltd. (“DFAP”) and Dimensional Japan Ltd. (“DFAJ”) (Dimensional, DFAL, DFAA, DFAP and DFAJ are collectively referred to as the “Advisors”). DFAL and DFAA are also registered as investment advisers under the Advisers Act.

The Advisors provide investment advisory or subadvisory services to various types of clients, including registered funds, unregistered commingled funds, defined benefit plans, defined contribution plans, private and public pension funds, foundations, endowment funds and other types of investors. These clients frequently give the Advisors the authority and discretion to vote proxies relating to the underlying securities beneficially held by such clients. Also, a client may, at times, ask an Advisor to share its proxy voting policies, procedures, and guidelines without the client delegating full voting discretion to the Advisor. Depending on the client, an Advisor’s duties may include making decisions regarding whether and how to vote proxies as part of an investment manager’s fiduciary duty under the Employee Retirement Income Security Act of 1974, as amended (“ERISA”).

The following Proxy Voting Policies and Procedures (the “Policy”) address the Advisors’ objectives for voting proxies received by the Advisors on behalf of client accounts or funds to the extent that relationships with such clients are subject to the Advisers Act or ERISA or the clients are registered investment companies under the Investment Company Act of 1940 (the “40 Act”), including The DFA Investment Trust Company, DFA Investment Dimensions Group Inc., Dimensional Investment Group Inc. and Dimensional Emerging Markets Value Fund (together, the “Dimensional Investment Companies”). The Advisors believe that this Policy is reasonably designed to meet their goal of seeking to vote (or refrain from voting) proxies in a manner consistent with applicable legal standards and in the best interests of clients, as understood by the Advisors at the time of the vote.

Exhibit A to this Policy includes a summary of the Advisors’ current Proxy Voting Guidelines and will change from time to time (the “Guidelines”). The Investment Committee of Dimensional has determined that, in general, voting proxies pursuant to the Guidelines should be in the best interests of clients. Therefore, an Advisor will usually instruct voting of proxies in accordance with the Guidelines. The Guidelines provide a framework for analysis and decision making, but do not address all potential issues. In order to be able to address all the relevant facts and circumstances related to a proxy vote, the Advisors reserve the right to instruct votes counter to the Guidelines if, after a review of the matter, an Advisor believes that a client’s best interests would be served by such a vote. In such circumstance, the analysis will be documented in writing and periodically presented to the Committee (as hereinafter defined). To the extent that the Guidelines do not cover potential voting issues, an Advisor may consider the spirit of

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the Guidelines and instruct the vote on such issues in a manner that the Advisor believes would be in the best interests of the client.

The Advisors may, but will not ordinarily, take social concerns into account in voting proxies with respect to securities held by clients, including those held by socially screened portfolios or accounts. The Advisors will ordinarily take environmental concerns into account in voting proxies with respect to securities held by certain sustainability screened portfolios or accounts, to the extent permitted by applicable law and guidance.

The Advisors have retained certain third party proxy service providers (“Proxy Advisory Firms”) to provide information on shareholder meeting dates and proxy materials, translate proxy materials printed in a foreign language, provide research on proxy proposals, operationally process votes in accordance with the Guidelines on behalf of the clients for whom the Advisors have proxy voting responsibility, and provide reports concerning the proxies voted (“Proxy Voting Services”). Although the Advisors retain third-party service providers for proxy issues, the Advisors remain responsible for proxy voting decisions. The Advisors use commercially reasonable efforts to oversee any directed delegation to Proxy Advisory Firms, upon which the Advisors rely to carry out the Proxy Voting Services. In the event that the Guidelines are not implemented precisely as the Advisors intend because of the actions or omissions of any Proxy Advisory Firms, custodians or sub-custodians or other agents, or any such persons experience any irregularities (e.g., misvotes or missed votes), then such instances will not necessarily be deemed by the Advisors as a breach of this Policy.

Prior to the selection of any new Proxy Advisory Firms and annually thereafter or more frequently if deemed necessary by Dimensional, the Corporate Governance Committee (as defined below) will consider whether the Proxy Advisory Firm: (i) has the capacity and competency to adequately analyze proxy issues and (ii) can make its recommendations in an impartial manner and in consideration of the best interests of the Advisors’ clients. Such considerations may include some or all of the following: (i) periodic sampling of votes cast by the Proxy Advisory Firm to review that the Guidelines adopted by the Advisors are being followed, (ii) onsite visits to the Proxy Advisory Firm office and/or discussions with the Proxy Advisory Firm to determine whether the Proxy Advisory Firm continues to have the capacity and competency to carry out its proxy obligations to the Advisors, (iii) a review of the Proxy Advisory Firm’s policies and procedures, with a particular focus on those relating to identifying and addressing conflicts of interest and monitoring that current and accurate information is used in creating recommendations, (iv) requesting the Proxy Advisory Firm to notify the Advisors if there is a change in the Proxy Advisory Firm’s material policies and procedures, particularly with respect to conflicts, or material business practices (e.g., entering or exiting new lines of business), and reviewing any such change, and (v) in case of an error made by the Proxy Advisory Firm, discussing the error with the Proxy Advisory Firm and determining whether appropriate corrective and preventive action is being taken.

Procedures for Voting Proxies

The Investment Committee at Dimensional is generally responsible for overseeing each Advisor’s proxy voting process. The Investment Committee has formed a Corporate Governance Committee (the “Corporate Governance Committee” or the “Committee”) composed of certain officers, directors and other personnel of the Advisors and has delegated to its members authority to (i) oversee the voting of proxies and the Proxy Advisory Firms, (ii) make determinations as to how to instruct the vote on certain specific

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proxies, (iii) verify ongoing compliance with this Policy and (iv) review this Policy from time to time and recommend changes to the Investment Committee. The Committee may designate one or more of its members to oversee specific, ongoing compliance with respect to this Policy and may designate personnel of each Advisor to instruct the vote on proxies on behalf of an Advisor’s clients, such as authorized traders of the Advisors (collectively, “Authorized Persons”). The Committee may recommend changes to this Policy to seek to act in a manner consistent with the best interests of the clients.

Generally, the Advisors analyze relevant proxy materials on behalf of their clients and seek to instruct the vote (or refrain from voting) proxies in accordance with this Policy and the Guidelines. Therefore, an Advisor typically will not instruct votes differently for different clients unless a client has expressly directed the Advisor to vote differently for such client’s account. In the case of separate accounts, where an Advisor has contractually agreed to follow a client’s individualized proxy voting guidelines, the Advisor will seek to instruct such vote on the client’s proxies pursuant to the client’s guidelines.

Each Advisor seeks to vote (or refrain from voting) proxies for its clients in a manner that the Advisor determines is in the best interests of its clients and which seeks to maximize the value of the client’s investments. When voting (or electing to refrain from voting) proxies for clients subject to ERISA, each Advisor shall seek to consider those factors that may affect the value of the ERISA client’s investment and not subordinate the interests of the client’s participants and beneficiaries on their retirement income to unrelated objectives. In some cases, the Advisor may determine that it is in the best interests of clients to refrain from exercising the clients’ proxy voting rights. The Advisor may determine that voting is not in the best interests of a client and refrain from voting if the costs, including the opportunity costs, of voting would, in the view of the Advisor, exceed the expected benefits of voting to the client. For securities on loan, the Advisor will balance the revenue-producing value of loans against the difficult-to-assess value of casting votes. It is the Advisors’ belief that the expected value of casting a vote generally will be less than the securities lending income, either because the votes will not have significant economic consequences or because the outcome of the vote would not be affected by an Advisor recalling loaned securities for voting. Each Advisor does intend to recall securities on loan if, based upon information in the Advisor’s possession, it determines that voting the securities is likely to materially affect the value of a client’s investment and that it is in the client’s best interests to do so.

In cases where an Advisor does not receive a solicitation or enough information within a sufficient time (as reasonably determined by the Advisor) prior to the proxy-voting deadline, the Advisor or its service provider may be unable to vote.

Generally, the Advisors do not intend to invest to seek to change or influence control of a company and do not intend to engage in shareholder activism with respect to a pending vote. If an issuer’s management, shareholders or proxy solicitors contact an Advisor with respect to a pending vote, a member of the Committee (or its delegee) may listen to such party and discuss this Policy with such party.

International Proxy Voting

While the Advisors utilize the Policy and Guidelines for both their international and domestic portfolios and clients, there are some significant differences between voting U.S. company proxies and voting non-U.S. company proxies. For U.S. companies, it is usually relatively easy to vote proxies, as the

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proxies are typically received automatically and may be voted by mail or electronically. In most cases, the officers of a U.S. company soliciting a proxy act as proxies for the company’s shareholders.

With respect to non-U.S. companies, however, it is typically both difficult and costly to vote proxies due to local regulations, customs or other requirements or restrictions, and such circumstances and expected costs may outweigh any anticipated economic benefit of voting. The major difficulties and costs may include: (i) appointing a proxy; (ii) obtaining reliable information about the time and location of a meeting; (iii) obtaining relevant information about voting procedures for foreign shareholders; (iv) restrictions on trading securities that are subject to proxy votes (share-blocking periods); (v) arranging for a proxy to vote locally in person; (vi) fees charged by custody banks for providing certain services with regard to voting proxies; and (vii) foregone income from securities lending programs. The Advisors do not intend to vote proxies of non-U.S. companies if they determine that the expected costs of voting outweigh any anticipated economic benefit to the client of voting.1 The Advisors intend to make their determination on whether to vote proxies of non-U.S. companies on a client by client basis, and generally seek to implement uniform voting procedures for all proxies of companies in each country. The Advisors periodically review voting logistics, including costs and other voting difficulties, on a client by client and country by country basis, in order to determine if there have been any material changes that would affect the Advisors’ determinations and procedures.2 In the event an Advisor is made aware of and believes that an issue to be voted is likely to materially affect the economic value of a portfolio, that its client’s vote is reasonably likely to influence the ultimate outcome of the contest, and that the expected benefits to the client of voting the proxies exceed the expected costs, the Advisor will seek to make reasonable efforts to vote such proxies.

Conflicts of Interest

Occasions may arise where an Authorized Person, the Committee, an Advisor, or an affiliated person of an Advisor may have a conflict of interest in connection with the proxy voting process. A conflict of interest may exist, for example, if an Advisor is actively soliciting investment advisory business from the company soliciting the proxy. However, proxies that the Advisors receive on behalf of their clients generally will be voted in accordance with the predetermined Guidelines. Therefore, proxies voted typically should not be affected by any conflicts of interest.

In the limited instances where (i) an Authorized Person is considering voting a proxy contrary to the Guidelines (or in cases for which the Guidelines do not prescribe a particular vote and the proposed vote is contrary to the recommendation of Institutional Shareholder Services, Inc., a Proxy Advisory Firm (“ISS”)), and (ii) the Authorized Person believes a potential conflict of interest exists, the Authorized

1 As the SEC has stated, “There may even be times when refraining from voting a proxy is in the client’s best interest, such as when the adviser determines that the cost of voting the proxy exceeds the expected benefit to the client…For example, casting a vote on a foreign security may involve additional costs such as hiring a translator or traveling to the foreign country to vote the security in person.” See Proxy Voting by Investment Advisers, Release No. IA-2106 (Jan. 31, 2003). Additionally, the Department of Labor has stated that it “recognizes that in some special cases voting proxies may involve out of the ordinary costs or unusual requirements, for example in the case of voting proxies on shares of certain foreign corporations. Thus, in such cases, a fiduciary should consider whether the plan’s vote, either by itself or together with the votes of other shareholders, is expected to have an effect on the value of the plan’s investment that warrants the additional cost of voting.” See Preamble to Department of Labor Interpretive Bulletin 2016-1, 81 FR 95883 (December 29, 2016).

2 If a client does not share with its Advisor information regarding the cost of voting proxies for certain non-US companies or in certain countries, the Advisor will presume, in making its determinations, that the costs incurred by the client for voting those proxies are similar to those incurred by voting for a Dimensional Investment Company.

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Person will disclose the potential conflict to a member of the Committee. Such disclosure will describe the proposal to be voted upon and disclose any potential conflict of interest including but not limited to any potential personal conflict of interest (e.g., familial relationship with company management) the Authorized Person may have relating to the proxy vote, in which case the Authorized Person will remove himself or herself from the proxy voting process.

If the Committee member has actual knowledge of a conflict of interest and recommends a vote contrary to the Guidelines (or in the case where the Guidelines do not prescribe a particular vote and the proposed vote is contrary to the recommendation of ISS), the Committee member will bring the vote to the Committee, which will (a) determine how the vote should be cast, keeping in mind the principle of preserving shareholder value or (b) determine to abstain from voting, unless abstaining would be materially adverse to the Client’s interest. To the extent the Committee makes a determination regarding how to vote or to abstain for a proxy on behalf of a Dimensional Investment Company in the circumstances described in this paragraph, the Advisor will report annually on such determinations to the respective Board of Directors/Trustees of the Dimensional Investment Company.

Availability of Proxy Voting Information and Recordkeeping

Each Advisor will inform those clients for which it has voting authority how to obtain information from the Advisor about how it voted with respect to client securities. The Advisor will provide those clients with a summary of its proxy voting guidelines, process and policies and will inform the clients how they can obtain a copy of the complete Policy upon request. If an Advisor is registered under the Advisers Act, the Advisor will also include such information described in the preceding two sentences in Part 2A of its Form ADV.

Recordkeeping

The Advisors will also keep records of the following items: (i) their proxy voting guidelines, policies and procedures; (ii) proxy statements received regarding client securities (unless such statements are available on the SEC’s Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system); (iii) records of votes they cast on behalf of clients, which may be maintained by a Proxy Advisory Firm if it undertakes to provide copies of those records promptly upon request; (iv) records of written client requests for proxy voting information and an Advisor’s responses (whether a client’s request was oral or in writing); (v) any documents prepared by an Advisor that were material to making a decision how to vote, or that memorialized the basis for the decision; (vi) a record of any testing conducted on any Proxy Advisory Firm’s votes; and (vii) a copy of each version of the Proxy Advisory Firm’s policies and procedures provided to the Advisors. The Advisors will maintain these records in an easily accessible place for at least six years from the end of the fiscal year during which the last entry was made on such records. For the first two years, each Advisor will store such records at one of its principal offices.

Disclosure

Dimensional shall disclose in the statements of additional information of the Dimensional Investment Companies a summary of procedures which Dimensional uses to determine how to vote proxies relating to portfolio securities of the Dimensional Investment Companies. The disclosure will include a description of the procedures used when a vote presents a conflict of interest between shareholders and Dimensional, DFA Securities LLC (“DFAS”) or an affiliate of Dimensional or DFAS.

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The semi-annual reports of the Dimensional Investment Companies shall indicate that the procedures are available: (i) by calling Dimensional collect; or (ii) on the SEC’s website. If a request for the procedures is received, the requested description must be sent within three business days by a prompt method of delivery.

Dimensional, on behalf of each Dimensional Investment Company it advises, shall file its proxy voting record with the SEC on Form N-PX no later than August 31 of each year, for the twelve-month period ending June 30 of the current year. Such filings shall contain all information required to be disclosed on Form N-PX.

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EXHIBIT A

PROXY VOTING GUIDELINES

APPENDIX

U.S. PROXY VOTING CONCISE GUIDELINES

Effective for Meetings on or after February 1, 2018

The proxy voting process as described in this Policy and the Guidelines seeks to ensure that proxy votes are cast in the best interests of the Advisors’ clients, as understood by the Advisors at the time of the vote. In order to provide greater analysis on certain shareholder meetings, the Advisors have elected to receive research reports for meetings from Institutional Shareholder Services, Inc., a third party service provider, as well as certain other third party proxy service providers, such as Glass Lewis, in the following circumstances: (1) where an Advisor’s clients have a significant aggregate holding in the issuer and the meeting agenda contains proxies concerning: Anti-takeover Defenses or Voting Related Issues, Mergers and Acquisitions or Reorganizations or Restructurings, Capital Structure Issues, Compensation Issues or a proxy contest; or (2) where the Advisor in its discretion, has deemed that additional research is warranted.

Board of Directors:

Voting on Director Nominees in Uncontested Elections

Generally vote FOR director nominees, except under the following circumstances:

1.	Accountability

Vote AGAINST3 or WITHHOLD from the entire board of directors (except new nominees4, who should be considered CASE-BY-CASE) for the following:

Problematic Takeover Defenses

Classified Board Structure:

1.1.	The board is classified, and a continuing director responsible for a problematic governance issue at the board/committee level that would warrant a withhold/against vote recommendation is not up for election. All appropriate nominees (except new) may be held accountable.

3 In general, companies with a plurality vote standard use “Withhold” as the contrary vote option in director elections; companies with a majority vote standard use “Against”. However, it will vary by company and the proxy must be checked to determine the valid contrary vote option for the particular company.

4 A “new nominee” is any current nominee who has not already been elected by shareholders and who joined the board after the problematic action in question transpired. If it cannot be determined whether the nominee joined the board before or after the problematic action transpired, the nominee will be considered a “new nominee” if he or she joined the board within the 12 months prior to the upcoming shareholder meeting.

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Director Performance Evaluation:

1.2.	The board lacks accountability and oversight, coupled with sustained poor performance relative to peers and/or industry groups. Take into consideration the company’s total shareholder return and financial/operational performance over short- to long-term time horizons. Problematic provisions include but are not limited to:
•	A classified board structure;
•	A supermajority vote requirement;
•	Either a plurality vote standard in uncontested director elections or a majority vote standard with no plurality carve-out for contested elections;
•	The inability of shareholders to call special meetings;
•	The inability of shareholders to act by written consent;
•	A multi-class capital structure; and/or
•	A non–shareholder-approved poison pill.

Poison Pills5:

1.3.	The company’s poison pill has a “dead-hand” or “modified dead-hand” feature. Vote AGAINST or WITHHOLD from nominees every year until this feature is removed;
1.4.	The board adopts a poison pill with a term of more than 12 months (“long-term pill”), or renews any existing pill, including any “short-term” pill (12 months or less), without shareholder approval. A commitment or policy that puts a newly adopted pill to a binding shareholder vote may potentially offset an adverse vote recommendation. Review such companies with classified boards every year, and such companies with annually elected boards at least once every three years, and vote AGAINST or WITHHOLD votes from all nominees if the company still maintains a non-shareholder-approved poison pill; or
1.5.	The board makes a material adverse change to an existing poison pill without shareholder approval.

Vote CASE-BY-CASE on all nominees if:

1.6.	The board adopts a poison pill with a term of 12 months or less (“short-term pill”) without shareholder approval, taking into account the following factors:
•	The date of the pill’s adoption relative to the date of the next meeting of shareholders—i.e. whether the company had time to put the pill on ballot for shareholder ratification given the circumstances;
•	The issuer’s rationale;
•	The issuer’s governance structure and practices; and
•	The issuer’s track record of accountability to shareholders.

Restricting Binding Shareholder Proposals:

Generally vote against or withhold from members of the governance committee if:

1.7.	The company’s charter imposes undue restrictions on shareholders’ ability to amend the bylaws. Such restrictions include, but are not limited to: outright prohibition on the submission of binding shareholder

5 The Advisor may vote AGAINST or WITHHOLD from an individual director if the director also serves as a director for another company that has (i) adopted a poison pill for any purpose other than protecting such other company’s net operating losses, or (ii) failed to eliminate a poison pill following a proxy contest in which a majority of directors were replaced.

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proposals, or share ownership requirements or time holding requirements in excess of SEC Rule 14a-8. Vote against on an ongoing basis.

Problematic Audit-Related Practices

Generally vote AGAINST or WITHHOLD from the members of the Audit Committee if:

1.8.	The non-audit fees paid to the auditor are excessive (see discussion under “Auditor Ratification”);
1.9.	The company receives an adverse opinion on the company’s financial statements from its auditor; or
1.10.	There is persuasive evidence that the Audit Committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

Vote CASE-BY-CASE on members of the Audit Committee and potentially the full board if:

1.11.	Poor accounting practices are identified that rise to a level of serious concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures. Examine the severity, breadth, chronological sequence and duration, as well as the company’s efforts at remediation or corrective actions, in determining whether WITHHOLD/AGAINST votes are warranted.

Problematic Compensation Practices/Pay for Performance Misalignment

In the absence of an Advisory Vote on Executive Compensation ballot item or in egregious situations, vote AGAINST or WITHHOLD from the members of the Compensation Committee and (potentially the full board) if:

1.12.	There is a significant misalignment between CEO pay and company performance (pay for performance);
1.13.	The company maintains significant problematic pay practices;
1.14.	The board exhibits a significant level of poor communication and responsiveness to shareholders;
1.15.	The company fails to include a Say on Pay ballot item when required under SEC provisions, or under the company’s declared frequency of say on pay; or
1.16.	The company fails to include a Frequency of Say on Pay ballot item when required under SEC provisions.

Vote CASE-BY-CASE on Compensation Committee members (or, in exceptional cases, the full board) and the Management Say-on-Pay proposal if:

1.17.	The company’s previous say-on-pay proposal received the support of less than 70 percent of votes cast, taking into account:
•	The company’s response, including:
o	Disclosure of engagement efforts with major institutional investors regarding the issues that contributed to the low level of support;
o	Specific actions taken to address the issues that contributed to the low level of support;
o	Other recent compensation actions taken by the company;
•	Whether the issues raised are recurring or isolated;
•	The company’s ownership structure; and
•	Whether the support level was less than 50 percent, which would warrant the highest degree of responsiveness.

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Unilateral Bylaw/Charter Amendments

1.18.	Generally vote AGAINST or WITHHOLD from directors individually, committee members, or the entire board (except new nominees, who should be considered CASE-BY-CASE) if the board amends the company’s bylaws or charter without shareholder approval in a manner that materially diminishes shareholders’ rights or that could adversely impact shareholders, considering the following factors, as applicable:
•	The board’s rationale for adopting the bylaw/charter amendment without shareholder ratification;
•	Disclosure by the company of any significant engagement with shareholders regarding the amendment;
•	The level of impairment of shareholders’ rights caused by the board’s unilateral amendment to the bylaws/charter;
•	The board’s track record with regard to unilateral board action on bylaw/charter amendments or other entrenchment provisions;
•	The company’s ownership structure;
•	The company’s existing governance provisions;
•	The timing of the board’s amendment to the bylaws/charter in connection with a significant business development; and
•	Other factors, as deemed appropriate, that may be relevant to determine the impact of the amendment on shareholders.

Unless the adverse amendment is reversed or submitted to a binding shareholder vote, in subsequent years vote CASE-BY-CASE on director nominees. Generally vote AGAINST (except new nominees, who should be considered CASE-BY-CASE) if the directors:

•	Classified the board;
•	Adopted supermajority vote requirements to amend the bylaws or charter; or
•	Eliminated shareholders’ ability to amend bylaws.

1.19.	For newly public companies, generally vote AGAINST or WITHHOLD from directors individually, committee members, or the entire board (except new nominees, who should be considered CASE-BY-CASE) if, prior to or in connection with the company’s public offering, the company or its board adopted bylaw or charter provisions materially adverse to shareholder rights,[6] considering the following factors:

The level of impairment of shareholders’ rights caused by the provision;

•	The disclosed rationale for adopting the provision;
•	The ability to change the governance structure in the future (e.g., limitations on shareholders’ right to amend the bylaws or charter, or supermajority vote requirements to amend the bylaws or charter);
•	The ability of shareholders to hold directors accountable through annual director elections, or whether the company has a classified board structure; and,
•	A public commitment to put the provision to a shareholder vote within three years of the date of the initial public offering.

6 Under the Advisors’ guidelines, implementation of a multi-class voting structure prior to or in connection with the company’s public offering will not, per se, warrant a vote AGAINST or WITHHOLD under this provision.

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Unless the adverse provision is reversed or submitted to a vote of public shareholders, vote CASE-BY-CASE on director nominees in subsequent years.

Governance Failures

Under extraordinary circumstances, vote AGAINST or WITHHOLD from directors individually, committee members, or the entire board, due to:

1.20.	Material failures of governance, stewardship, risk oversight[7], or fiduciary responsibilities at the company;
1.21.	Failure to replace management as appropriate; or
1.22.	Egregious actions related to a director’s service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.

2.	Responsiveness

Vote CASE-BY-CASE on individual directors, committee members, or the entire board of directors (as appropriate) if:

2.1.	The board failed to act on a shareholder proposal that received the support of a majority of the shares cast in the previous year. Factors that will be considered are:
•	Disclosed outreach efforts by the board to shareholders in the wake of the vote;
•	Rationale provided in the proxy statement for the level of implementation;
•	The subject matter of the proposal;
•	The level of support for and opposition to the resolution in past meetings;
•	Actions taken by the board in response to the majority vote and its engagement with shareholders;
•	The continuation of the underlying issue as a voting item on the ballot (as either shareholder or management proposals); and
•	Other factors as appropriate.
2.2.	The board failed to act on takeover offers where the majority of shares are tendered;
2.3.	At the previous board election, any director received more than 50 percent withhold/against votes of the shares cast and the company has failed to address the issue(s) that caused the high withhold/against vote;
2.4.	The board implements an advisory vote on executive compensation on a less frequent basis than the frequency that received the majority of votes cast at the most recent shareholder meeting at which shareholders voted on the say-on-pay frequency; or
2.5.	The board implements an advisory vote on executive compensation on a less frequent basis than the frequency that received a plurality, but not a majority, of the votes cast at the most recent shareholder meeting at which shareholders voted on the say-on-pay frequency, taking into account:
•	The board’s rationale for selecting a frequency that is different from the frequency that received a plurality;
•	The company’s ownership structure and vote results;
•	ISS’ analysis of whether there are compensation concerns or a history of problematic compensation practices; and

7 Examples of failure of risk oversight include, but are not limited to: bribery; large or serial fines or sanctions from regulatory bodies; significant adverse legal judgments or settlements; hedging of company stock; or significant pledging of company stock.

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•	The previous year’s support level on the company’s say-on-pay proposal.

3.	Composition

Attendance at Board and Committee Meetings:

3.1.	Generally vote AGAINST or WITHHOLD from directors (except new nominees, who should be considered CASE-BY-CASE8) who attend less than 75 percent of the aggregate of their board and committee meetings for the period for which they served, unless an acceptable reason for absences is disclosed in the proxy or another SEC filing. Acceptable reasons for director absences are generally limited to the following:

•	Medical issues/illness;
•	Family emergencies; and
•	Missing only one meeting (when the total of all meetings is three or fewer).

3.2.	If the proxy disclosure is unclear and insufficient to determine whether a director attended at least 75 percent of the aggregate of his/her board and committee meetings during his/her period of service, vote AGAINST or WITHHOLD from the director(s) in question.

Overboarded Directors:

Vote CASE-BY-CASE, considering relevant factors on individual directors (e.g., attendance or other board seats).

4.	Independence

Vote AGAINST or WITHHOLD from Inside Directors and Affiliated Outside Directors when:

4.1.	The inside or affiliated outside director serves on any of the three key committees: audit, compensation, or nominating;
4.2.	The company lacks an audit, compensation, or nominating committee so that the full board functions as that committee;
4.3.	The company lacks a formal nominating committee, even if the board attests that the independent directors fulfill the functions of such a committee; or
4.4.	Independent directors make up less than a majority of the directors.

Independent Chair (Separate Chair/CEO)

Generally vote with management on shareholder proposals requiring that the chairman’s position be filled by an independent director.

Proxy Access9

Generally vote FOR management and shareholder proposals for proxy access with the following provisions:

8 For new nominees only, schedule conflicts due to commitments made prior to their appointment to the board are considered if disclosed in the proxy or another SEC filing.

9 An Advisor generally does not consider the duration of required ownership in evaluating proxy access.

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Ownership threshold: maximum requirement not more than three percent (3%) of the voting power;

Aggregation: minimal or no limits on the number of shareholders permitted to form a nominating group;

Cap: cap on nominees of generally twenty-five percent (25%) of the board.

Review for reasonableness any other restrictions on the right of proxy access.

Generally vote AGAINST proposals that are more restrictive than these guidelines.

Proxy Contests—Voting for Director Nominees in Contested Elections10

Vote CASE-BY-CASE on the election of directors in contested elections, considering the following factors:

•	Long-term financial performance of the company relative to its industry;
•	Management’s track record;
•	Background to the contested election;
•	Nominee qualifications and any compensatory arrangements;
•	Strategic plan of dissident slate and quality of the critique against management;
•	Likelihood that the proposed goals and objectives can be achieved (both slates); and
•	Stock ownership positions.

In the case of candidates nominated pursuant to proxy access vote CASE-BY-CASE considering the same factors listed above – or additional factors which may be relevant, including those that are specific to the company, to the nominee(s) and/or to the nature of the election (such as whether or not there are more candidates than board seats)

10 See introductory information concerning proxies involving this issue and the supplementary actions the Advisor may take.

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Shareholder Rights & Defenses11

Litigation Rights (including Exclusive Venue and Fee-Shifting Bylaw Provisions)12

Bylaw provisions impacting shareholders’ ability to bring suit against the company may include exclusive venue provisions, which provide that the state of incorporation shall be the sole venue for certain types of litigation, and fee-shifting provisions that require a shareholder who sues a company unsuccessfully to pay all litigation expenses of the defendant corporation.

Vote CASE-BY-CASE on bylaws which impact shareholders’ litigation rights, taking into account factors such as:

•	The company’s stated rationale for adopting such a provision;
•	Disclosure of past harm from shareholder lawsuits in which plaintiffs were unsuccessful or shareholder lawsuits outside the jurisdiction of incorporation;
•	The breadth of application of the bylaw, including the types of lawsuits to which it would apply and the definition of key terms; and
•	Governance features such as shareholders’ ability to repeal the provision at a later date (including the vote standard applied when shareholders attempt to amend the bylaws) and their ability to hold directors accountable through annual director elections and a majority vote standard in uncontested elections

Generally vote AGAINST bylaws that mandate fee-shifting whenever plaintiffs are not completely successful on the merits (i.e., in cases where the plaintiffs are partially successful).

Unilateral adoption by the board of bylaw provisions which affect shareholders’ litigation rights will be evaluated under Unilateral Bylaw/Charter Amendments.

Poison Pills- Management Proposals to Ratify Poison Pill

Vote CASE-BY-CASE on management proposals on poison pill ratification, focusing on the features of the shareholder rights plan. Rights plans should contain the following attributes:

•	No lower than a 20 percent trigger, flip-in or flip-over;
•	A term of no more than three years;
•	No dead-hand, slow-hand, no-hand or similar feature that limits the ability of a future board to redeem the pill;
•	Shareholder redemption feature (qualifying offer clause); if the board refuses to redeem the pill 90 days after a qualifying offer is announced, 10 percent of the shares may call a special meeting or seek a written consent to vote on rescinding the pill.

In addition, the rationale for adopting the pill should be thoroughly explained by the company. In examining the request for the pill, take into consideration the company’s existing governance structure, including: board independence, existing takeover defenses, and any problematic governance concerns.

11 See introductory information concerning proxies involving this issue and the supplementary actions the Advisor may take.

12 The Advisor may vote AGAINST or WITHHOLD from an individual director if the director has adopted a fee-shifting bylaw provision without a shareholder vote.

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Poison Pills- Management Proposals to Ratify a Pill to Preserve Net Operating Losses (NOLs)

Vote AGAINST proposals to adopt a poison pill for the stated purpose of protecting a company’s net operating losses (NOL) if the term of the pill would exceed the shorter of three years and the exhaustion of the NOL.

Vote CASE-BY-CASE on management proposals for poison pill ratification, considering the following factors, if the term of the pill would be the shorter of three years (or less) and the exhaustion of the NOL:

•	The ownership threshold to transfer (NOL pills generally have a trigger slightly below 5 percent);
•	The value of the NOLs;
•	Shareholder protection mechanisms (sunset provision, or commitment to cause expiration of the pill upon exhaustion or expiration of NOLs);
•	The company’s existing governance structure including: board independence, existing takeover defenses, track record of responsiveness to shareholders, and any other problematic governance concerns; and
•	Any other factors that may be applicable.

Shareholder Ability to Act by Written Consent

Generally vote AGAINST management and shareholder proposals to restrict or prohibit shareholders’ ability to act by written consent.

Generally vote FOR management and shareholder proposals that provide shareholders with the ability to act by written consent, taking into account the following factors:

•	Shareholders’ current right to act by written consent;
•	The consent threshold;
•	The inclusion of exclusionary or prohibitive language;
•	Investor ownership structure; and
•	Shareholder support of, and management’s response to, previous shareholder proposals.

Vote CASE-BY-CASE on shareholder proposals if, in addition to the considerations above, the company has the following governance and antitakeover provisions:

•	An unfettered[13] right for shareholders to call special meetings at a 25 percent threshold;
•	A majority vote standard in uncontested director elections;
•	No non-shareholder-approved pill; and
•	An annually elected board.

CAPITAL/RESTRUCTURING14

Common Stock Authorization

Vote FOR proposals to increase the number of authorized common shares where the primary purpose of the increase is to issue shares in connection with a transaction on the same ballot that warrants support.

13 “Unfettered” means no restrictions on agenda items, no restrictions on the number of shareholders who can group together to reach the 10 percent threshold, and only reasonable limits on when a meeting can be called: no greater than 30 days after the last annual meeting and no greater than 90 prior to the next annual meeting.

14 See introductory information concerning proxies involving this issue and the supplementary actions the Advisor may take.

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Vote AGAINST proposals at companies with more than one class of common stock to increase the number of authorized shares of the class of common stock that has superior voting rights.

Vote AGAINST proposals to increase the number of authorized common shares if a vote for a reverse stock split on the same ballot is warranted despite the fact that the authorized shares would not be reduced proportionally.

Vote CASE-BY-CASE on all other proposals to increase the number of shares of common stock authorized for issuance. Take into account company-specific factors that include, at a minimum, the following:

•	Past Board Performance:
o	The company’s use of authorized shares during the last three years

•	The Current Request:
o	Disclosure in the proxy statement of the specific purposes of the proposed increase;
o	Disclosure in the proxy statement of specific and severe risks to shareholders of not approving the request; and
o	The dilutive impact of the request as determined by an allowable increase calculated by ISS (typically 100 percent of existing authorized shares) that reflects the company’s need for shares and total shareholder returns.

Apply the relevant allowable increase below in determining vote on requests to increase common stock that are for general corporate purposes (or to the general corporate purposes portion of a request that also includes a specific need):

A.	Most companies: 100 percent of existing authorized shares.
B.	Companies with less than 50 percent of existing authorized shares either outstanding or reserved for issuance: 50 percent of existing authorized shares.
C.	Companies with one- and three-year total shareholder returns (TSRs) in the bottom 10 percent of the U.S. market as of the end of the calendar quarter that is closest to their most recent fiscal year end: 50 percent of existing authorized shares.
D.	Companies at which both conditions (B and C) above are both present: 25 percent of existing authorized shares.

If there is an acquisition, private placement, or similar transaction on the ballot (not including equity incentive plans) that is receiving a FOR vote, the allowable increase will be the greater of (i) twice the amount needed to support the transactions on the ballot, and (ii) the allowable increase as calculated above.

Dual Class Structure

Generally vote AGAINST proposals to create a new class of common stock unless:

•	The company discloses a compelling rationale for the dual-class capital structure, such as:
o	The company’s auditor has concluded that there is substantial doubt about the company’s ability to continue as a going concern;
o	The new class of shares will be transitory;
o	The new class is intended for financing purposes with minimal or no dilution to current shareholders in both the short term and long term; or

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o	The new class is not designed to preserve or increase the voting power of an insider or significant shareholder.

Preferred Stock Authorization

Vote FOR proposals to increase the number of authorized preferred shares where the primary purpose of the increase is to issue shares in connection with a transaction on the same ballot that warrants support.

Vote AGAINST proposals at companies with more than one class or series of preferred stock to increase the number of authorized shares of the class or series of preferred stock that has superior voting rights.

Vote CASE-BY-CASE on all other proposals to increase the number of shares of preferred stock authorized for issuance. Take into account company-specific factors that include, at a minimum, the following:

•	Past Board Performance:
o	The company’s use of authorized preferred shares during the last three years;

•	The Current Request:
o	Disclosure in the proxy statement of the specific purposes for the proposed increase;
o	Disclosure in the proxy statement of specific and severe risks to shareholders of not approving the request;
o	In cases where the company has existing authorized preferred stock, the dilutive impact of the request as determined by an allowable increase calculated by ISS (typically 100 percent of existing authorized shares) that reflects the company’s need for shares and total shareholder returns; and
o	Whether the shares requested are blank check preferred shares that can be used for antitakeover purposes.

Mergers and Acquisitions

Vote CASE-BY-CASE on mergers and acquisitions. Review and evaluate the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

•	Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, emphasis is placed on the offer premium, market reaction and strategic rationale.

•	Market reaction - How has the market responded to the proposed deal? A negative market reaction should cause closer scrutiny of a deal.

•	Strategic rationale - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.

•	Negotiations and process - Were the terms of the transaction negotiated at arm’s-length? Was the process fair and equitable? A fair process helps to ensure the best price for shareholders. Significant negotiation “wins” can also signify the deal makers’ competency. The comprehensiveness of the sales process (e.g., full auction, partial auction, no auction) can also affect shareholder value.

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•	Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests. Consider whether these interests may have influenced these directors and officers to support or recommend the merger.

•	Governance - Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

COMPENSATION15

Executive Pay Evaluation

Underlying all evaluations are five global principles that most investors expect corporations to adhere to in designing and administering executive and director compensation programs:

1.	Maintain appropriate pay-for-performance alignment, with emphasis on long-term shareholder value: This principle encompasses overall executive pay practices, which must be designed to attract, retain, and appropriately motivate the key employees who drive shareholder value creation over the long term. It will take into consideration, among other factors, the link between pay and performance; the mix between fixed and variable pay; performance goals; and equity-based plan costs;
2.	Avoid arrangements that risk “pay for failure”: This principle addresses the appropriateness of long or indefinite contracts, excessive severance packages, and guaranteed compensation;
3.	Maintain an independent and effective compensation committee: This principle promotes oversight of executive pay programs by directors with appropriate skills, knowledge, experience, and a sound process for compensation decision-making (e.g., including access to independent expertise and advice when needed);
4.	Provide shareholders with clear, comprehensive compensation disclosures: This principle underscores the importance of informative and timely disclosures that enable shareholders to evaluate executive pay practices fully and fairly;
5.	Avoid inappropriate pay to non-executive directors: This principle recognizes the interests of shareholders in ensuring that compensation to outside directors does not compromise their independence and ability to make appropriate judgments in overseeing managers’ pay and performance. At the market level, it may incorporate a variety of generally accepted best practices.

Advisory Votes on Executive Compensation—Management Proposals (Management Say-on-Pay)

Vote CASE-BY-CASE on ballot items related to executive pay and practices, as well as certain aspects of outside director compensation.

15 See introductory information concerning proxies involving this issue and the supplementary actions the Advisor may take.

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Vote AGAINST Advisory Votes on Executive Compensation (Management Say-on-Pay—MSOP) if:

•	There is a significant misalignment between CEO pay and company performance (pay for performance);
•	The company maintains significant problematic pay practices;
•	The board exhibits a significant level of poor communication and responsiveness to shareholders.

Vote AGAINST or WITHHOLD from the members of the Compensation Committee and potentially the full board if:

•	There is no MSOP on the ballot, and an AGAINST vote on an MSOP is warranted due to a pay for performance misalignment, problematic pay practices, or the lack of adequate responsiveness on compensation issues raised previously, or a combination thereof;
•	The board fails to respond adequately to a previous MSOP proposal that received less than 70 percent support of votes cast;
•	The company has recently practiced or approved problematic pay practices, including option repricing or option backdating; or
•	The situation is egregious.

Primary Evaluation Factors for Executive Pay

Pay-for-Performance Evaluation

In casting a vote on executive compensation proposals, an Advisor may consider the following:

1.	Peer Group[16] Alignment:

•	The degree of alignment between the company’s annualized TSR rank and the CEO’s annualized total pay rank within a peer group, each measured over different time horizons.
•	The multiple of the CEO’s total pay relative to the peer group median.

2.	Absolute Alignment – the absolute alignment between the trend in CEO pay and company TSR over the prior five fiscal years – i.e., the difference between the trend in annual pay changes and the trend in annualized TSR during the period.

If the above analysis demonstrates significant unsatisfactory long-term pay-for-performance alignment or, in the case of companies outside the Russell indices, misaligned pay and performance are otherwise suggested, the following qualitative factors, as relevant to evaluating how various pay elements may work to encourage or to undermine long-term value creation and alignment with shareholder interests, may be considered

•	The ratio of performance- to time-based equity awards;
•	The overall ratio of performance-based compensation;
•	The completeness of disclosure and rigor of performance goals;
•	The company’s peer group benchmarking practices;
•	Actual results of financial/operational metrics, such as growth in revenue, profit, cash flow, etc., both absolute and relative to peers;

16 In addition to the peer group disclosed in a company’s proxy statement, an Advisor may consider other peer companies that are comparable in market cap, revenue (or assets for certain financial firms), industry and other factors.

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•	Special circumstances related to, for example, a new CEO in the prior FY or anomalous equity grant practices (e.g., bi-annual awards);
•	Realizable pay compared to grant pay; and
•	Any other factors deemed relevant.

Problematic Pay Practices

The focus is on executive compensation practices that contravene the global pay principles, including:

•	Problematic practices related to non-performance-based compensation elements;
•	Incentives that may motivate excessive risk-taking; and
•	Options Backdating.

Problematic Pay Practices related to Non-Performance-Based Compensation Elements

Pay elements that are not directly based on performance are generally evaluated CASE-BY-CASE considering the context of a company’s overall pay program and demonstrated pay-for-performance philosophy. The list below highlights the problematic practices that carry significant weight in this overall consideration and may result in adverse vote recommendations:

•	Repricing or replacing of underwater stock options/SARS without prior shareholder approval (including cash buyouts and voluntary surrender of underwater options);
•	Excessive perquisites or tax gross-ups, including any gross-up related to a secular trust or restricted stock vesting;
•	New or extended agreements that provide for:
o	Change in control (CIC) payments exceeding 3 times base salary and average/target/most recent bonus;
o	CIC severance payments without involuntary job loss or substantial diminution of duties (“single” or “modified single” triggers);
o	CIC payments with excise tax gross-ups (including “modified” gross-ups).
•	Insufficient executive compensation disclosure by externally-managed issuers (EMIs) such that a reasonable assessment of pay programs and practices applicable to the EMI’s executives is not possible.

Incentives that may Motivate Excessive Risk-Taking

•	Multi-year guaranteed bonuses;
•	A single or common performance metric used for short- and long-term plans;
•	Metrics and incentives that are misaligned with shareholders’ interests and publicly disclosed business objectives;
•	Lucrative severance packages;
•	High pay opportunities relative to industry peers;
•	Disproportionate supplemental pensions; or
•	Mega annual equity grants that provide unlimited upside with no downside risk.

Factors that potentially mitigate the impact of risky incentives include rigorous claw-back provisions and robust stock ownership/holding guidelines.

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Options Backdating

The following factors should be examined CASE-BY-CASE to allow for distinctions to be made between “sloppy” plan administration versus deliberate action or fraud:

•	Reason and motive for the options backdating issue, such as inadvertent vs. deliberate grant date changes;
•	Duration of options backdating;
•	Size of restatement due to options backdating;
•	Corrective actions taken by the board or compensation committee, such as canceling or re-pricing backdated options, the recouping of option gains on backdated grants; and
•	Adoption of a grant policy that prohibits backdating, and creates a fixed grant schedule or window period for equity grants in the future.

Compensation Committee Communications and Responsiveness

Consider the following factors CASE-BY-CASE when evaluating ballot items related to executive pay on the board’s responsiveness to investor input and engagement on compensation issues:

•	Failure to respond to majority-supported shareholder proposals on executive pay topics; or
•	Failure to adequately respond to the company’s previous say-on-pay proposal that received the support of less than 70 percent of votes cast, taking into account:
o	The company’s response, including:
▪	Disclosure of engagement efforts with major institutional investors regarding the issues that contributed to the low level of support;
▪	Specific actions taken to address the issues that contributed to the low level of support;
▪	Other recent compensation actions taken by the company;
o	Whether the issues raised are recurring or isolated;
o	The company’s ownership structure; and
o	Whether the support level was less than 50 percent, which would warrant the highest degree of responsiveness.

Frequency of Advisory Vote on Executive Compensation (“Say When on Pay”)

Vote FOR triennial advisory votes on compensation.

Voting on Golden Parachutes in an Acquisition, Merger, Consolidation, or Proposed Sale

Vote CASE-BY-CASE on say on Golden Parachute proposals, including consideration of existing change-in-control arrangements maintained with named executive officers rather than focusing primarily on new or extended arrangements.

Features that may result in an AGAINST recommendation include one or more of the following, depending on the number, magnitude, and/or timing of issue(s):

•	Single- or modified-single-trigger cash severance;
•	Single-trigger acceleration of unvested equity awards;
•	Excessive cash severance (>3x base salary and bonus);
•	Excise tax gross-ups triggered and payable (as opposed to a provision to provide excise tax gross-ups);
•	Excessive golden parachute payments (on an absolute basis or as a percentage of transaction equity value); or

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•	Recent amendments that incorporate any problematic features (such as those above) or recent actions (such as extraordinary equity grants) that may make packages so attractive as to influence merger agreements that may not be in the best interests of shareholders; or
•	The company’s assertion that a proposed transaction is conditioned on shareholder approval of the golden parachute advisory vote.

Recent amendment(s) that incorporate problematic features will tend to carry more weight on the overall analysis. However, the presence of multiple legacy problematic features will also be closely scrutinized.

In cases where the golden parachute vote is incorporated into a company’s advisory vote on compensation (management say-on-pay), the say-on-pay proposal will be evaluated in accordance with these guidelines, which may give higher weight to that component of the overall evaluation.

Equity-Based and Other Incentive Plans17

Vote CASE-BY-CASE on certain equity-based compensation plans18 depending on a combination of certain plan features and equity grant practices, where positive factors may counterbalance negative factors, and vice versa, as evaluated under these three pillars:

Plan Cost: The total estimated cost of the company’s equity plans relative to industry/market cap peers, measured by the company’s estimated Shareholder Value Transfer (SVT) in relation to peers and considering both:

•	SVT based on new shares requested plus shares remaining for future grants, plus outstanding unvested/unexercised grants; and
•	SVT based only on new shares requested plus shares remaining for future grants.

Plan Features:

•	Automatic or discretionary single-triggered award vesting upon a CIC;
•	Discretionary vesting authority;
•	Liberal share recycling on various award types;
•	Lack of minimum vesting period for grants made under the plan;
•	Dividends payable prior to award vesting.

Grant Practices:

•	The company’s three year burn rate relative to its industry/market cap peers;
•	Vesting requirements in most recent CEO equity grants (3-year look-back);
•	The estimated duration of the plan (based on the sum of shares remaining available and the new shares requested, divided by the average annual shares granted in the prior three years);
•	The proportion of the CEO’s most recent equity grants/awards subject to performance conditions;
•	Whether the company maintains a claw-back policy;
•	Whether the company has established post exercise/vesting share-holding requirements.

17 See introductory information concerning proxies involving this issue and the supplementary actions the Advisor may take.

18 Proposals evaluated under the EPSC policy generally include those to approve or amend (1) stock option plans for employees and/or employees and directors, (2) restricted stock plans for employees and/or employees and directors, and (3) omnibus stock incentive plans for employees and/or employees and directors; amended plans will be further evaluated case-by-case.

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Generally vote AGAINST the plan proposal if the combination of above factors indicates that the plan is not, overall, in shareholders’ interests, or if any of the following egregious factors apply:

•	Awards may vest in connection with a liberal change-of-control definition;
•	The plan would permit repricing or cash buyout of underwater options without shareholder approval (either by expressly permitting it – for NYSE and Nasdaq listed companies -- or by not prohibiting it when the company has a history of repricing – for non-listed companies);
•	The plan is a vehicle for problematic pay practices or a significant pay-for-performance disconnect under certain circumstances; or
•	Any other plan features are determined to have a significant negative impact on shareholder interests.

Social/Environmental Issues

Global Approach

Generally vote FOR the management’s recommendation on shareholder proposals involving social/environmental issues. When evaluating social and environmental shareholder proposals, an Advisor considers the most important factor to be whether adoption of the proposal is likely to enhance or protect shareholder value.

An Advisor will communicate directly with a company when it believes a social/environmental issue may have material economic ramifications for the shareholders. If a company is unresponsive to the concerns raised, an Advisor will reinforce board accountability by voting against or withholding from directors individually, committee members, or the entire board.19

Environmentally Screened Portfolios

With respect to environmentally screened portfolios, an Advisor will generally vote on shareholder proposals involving environmental issues in accordance with the following guidelines:

Generally vote CASE-BY-CASE, taking into consideration whether implementation of the proposal is likely to enhance or protect shareholder value, and in addition the following will also be considered:

•	If the issues presented in the proposal are more appropriately or effectively dealt with through legislation or government regulation;
•	If the company has already responded in an appropriate and sufficient manner to the issue(s) raised in the proposal;
•	Whether the proposal’s request is unduly burdensome (scope, or timeframe) or overly prescriptive;
•	The company’s approach compared with any industry standard practices for addressing the issue(s) raised by the proposal;
•	If the proposal requests increased disclosure or greater transparency, whether or not reasonable and sufficient information is currently available to shareholders from the company or from other publicly available sources; and

19 See Governance Failures section under Section 1 above (Board of Directors – Accountability)

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•	If the proposal requests increased disclosure or greater transparency, whether or not implementation would reveal proprietary or confidential information that could place the company at a competitive disadvantage.

Generally vote FOR resolutions requesting that a company disclose information on the risks related to climate change on its operations and investments, such as financial, physical, or regulatory risks, considering:

•	Whether the company already provides current, publicly-available information on the impact that climate change may have on the company as well as associated company policies and procedures to address related risks and/or opportunities;
•	The company’s level of disclosure is at least comparable to that of industry peers; and
•	There are no significant controversies, fines, penalties, or litigation associated with the company’s environmental performance.

Generally vote FOR proposals requesting a report on greenhouse gas (GHG) emissions from company operations and/or products and operations, unless:

•	The company already discloses current, publicly-available information on the impacts that GHG emissions may have on the company as well as associated company policies and procedures to address related risks and/or opportunities;
•	The company’s level of disclosure is comparable to that of industry peers; and
•	There are no significant, controversies, fines, penalties, or litigation associated with the company’s GHG emissions.

Vote CASE-BY-CASE on proposals that call for the adoption of GHG reduction goals from products and operations, taking into account:

•	Whether the company provides disclosure of year-over-year GHG emissions performance data;
•	Whether company disclosure lags behind industry peers;
•	The company’s actual GHG emissions performance;
•	The company’s current GHG emission policies, oversight mechanisms, and related initiatives; and
•	Whether the company has been the subject of recent, significant violations, fines, litigation, or controversy related to GHG emissions.

Foreign Private Issuers Listed on U.S. Exchanges

Vote AGAINST (or WITHHOLD from) non-independent director nominees at companies which fail to meet the following criteria: a majority-independent board, and the presence of an audit, a compensation, and a nomination committee, each of which is entirely composed of independent directors.

Where the design and disclosure levels of equity compensation plans are comparable to those seen at U.S. companies, U.S. compensation policy will be used to evaluate the compensation plan proposals. Otherwise, they, and all other voting items, will be evaluated using the relevant market proxy voting guidelines.

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Political Issues

Overall Approach

Generally vote FOR the management’s recommendation on shareholder proposals involving political issues. When evaluating political shareholder proposals, an Advisor considers the most important factor to be whether adoption of the proposal is likely to enhance or protect shareholder value.

Routine/Miscellaneous

Auditor Ratification

Vote FOR proposals to ratify auditors unless any of the following apply:

•	An auditor has a financial interest in or association with the company, and is therefore not independent;
•	There is reason to believe that the independent auditor has rendered an opinion that is neither accurate nor indicative of the company’s financial position;
•	Poor accounting practices are identified that rise to a serious level of concern, such as: fraud; misapplication of GAAP, or material weaknesses identified in Section 404 disclosures; or
•	Fees for non-audit services (“other” fees) are excessive.

Non-audit fees are excessive if:

Non-audit (“other”) fees > audit fees + audit-related fees + tax compliance/preparation fees.

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APPENDIX

INTERNATIONAL PROXY VOTING SUMMARY GUIDELINES20

Effective for Meetings on or after February 1, 2018

The proxy voting process as described in this Policy and the Guidelines seeks to ensure that proxy votes are cast in the best interests of the Advisors’ clients, as understood by the Advisors at the time of the vote. In order to provide greater analysis on certain shareholder meetings, the Advisors have elected to receive research reports for meetings from Institutional Shareholder Services, Inc., a third party service provider, as well as certain other third party proxy service providers, such as Glass Lewis, in the following circumstances: (1) where an Advisor’s clients have a significant aggregate holding in the issuer and the meeting agenda contains proxies concerning: Anti-takeover Defenses or Voting Related Issues, Mergers and Acquisitions or Reorganizations or Restructurings, Capital Structure Issues, Compensation Issues or a proxy contest; or (2) where the Advisor in its discretion, has deemed that additional research is warranted.

1. General Policies

Financial Results/Director and Auditor Reports

Vote FOR approval of financial statements and director and auditor reports, unless:

•	There are concerns about the accounts presented or audit procedures used; or
•	The company is not responsive to shareholder questions about specific items that should be publicly disclosed.

Appointment of Auditors and Auditor Compensation

Vote FOR proposals to ratify auditors and proposals authorizing the board to fix auditor fees, unless:

•	There are serious concerns about the accounts presented or the audit procedures used;
•	The auditors are being changed without explanation; or
•	Non-audit-related fees are substantial or are routinely in excess of standard annual audit-related fees.

Vote AGAINST the appointment of external auditors if they have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

Appointment of Internal Statutory Auditors

Vote FOR the appointment or (re)election of statutory auditors, unless:

20 This is a summary of the majority of International Markets, however, certain countries and/or markets have separate policies which are generally consistent with the principles reflected in this summary but are modified to reflect issues such as those related to customs, disclosure obligations and legal structures of the relevant jurisdiction.

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•	There are serious concerns about the statutory reports presented or the audit procedures used;
•	Questions exist concerning any of the statutory auditors being appointed; or
•	The auditors have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

Allocation of Income

Vote FOR approval of the allocation of income, unless:

•	The dividend payout ratio has been consistently below 30 percent without adequate explanation; or
•	The payout is excessive given the company’s financial position.

Stock (Scrip) Dividend Alternative

Vote FOR most stock (scrip) dividend proposals.

Vote AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

Amendments to Articles of Association

Vote amendments to the articles of association on a CASE-BY-CASE basis.

Change in Company Fiscal Term

Vote FOR resolutions to change a company’s fiscal term unless a company’s motivation for the change is to postpone its AGM.

Lower Disclosure Threshold for Stock Ownership

Vote AGAINST resolutions to lower the stock ownership disclosure threshold below 5 percent unless specific reasons exist to implement a lower threshold.

Amend Quorum Requirements

Vote proposals to amend quorum requirements for shareholder meetings on a CASE-BY-CASE basis.

Transact Other Business

Vote AGAINST other business when it appears as a voting item.

2. BOARD OF DIRECTORS

Non-Contested Director Elections

Vote FOR management nominees in the election of directors, unless:

•	Adequate disclosure has not been provided in a timely manner;

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•	There are clear concerns over questionable finances or restatements;[21]
•	There have been questionable transactions with conflicts of interest;
•	There are any records of abuses against minority shareholder interests; or
•	The board fails to meet minimum corporate governance standards;

Vote AGAINST the election or reelection of any and all director nominees when the names of the nominees are not available at the time the ISS analysis is written and therefore no research is provided on the nominee.

Vote FOR individual nominees unless there are specific concerns about the individual, such as criminal wrongdoing or breach of fiduciary responsibilities.

Vote AGAINST individual directors if repeated absences at board meetings have not been explained (in countries where this information is disclosed).

Vote FOR employee and/or labor representatives if they sit on either the audit or compensation committee and are required by law to be on those committees. Vote AGAINST employee and/or labor representatives if they sit on either the audit or compensation committee, if they are not required to be on those committees.

Vote on a CASE-BY-CASE basis for contested elections of directors, e.g. the election of shareholder nominees or the dismissal of incumbent directors, determining which directors are best suited to add value for shareholders.22

Classification of Directors - International Policy

Executive Director

•      Employee or executive of the company;

•      Any director who is classified as a non-executive, but receives salary, fees, bonus, and/or other benefits that are in line with the highest-paid executives of the company.

Non-Independent Non-Executive Director (NED)

•      Any director who is attested by the board to be a non-independent NED;

•      Any director specifically designated as a representative of a significant shareholder of the company;

•      Any director who is also an employee or executive of a significant shareholder of the company;

•      Beneficial owner (direct or indirect) of at least 10% of the company’s stock, either in economic terms or in voting rights (this may be aggregated if voting power is distributed among more than one member of a defined group, e.g., members of a family that beneficially own less than 10% individually, but collectively own more than 10%), unless market best practice dictates a lower ownership and/or disclosure threshold (and in other special market-specific circumstances);

•      Government representative;

•      Currently provides (or a relative[1] provides) professional services[2] to the company, to an affiliate of the company, or to an individual officer of the company or of one of its affiliates in excess of $10,000 per year;

•      Represents customer, supplier, creditor, banker, or other entity with which the company maintains a transactional/commercial relationship (unless the company discloses information to apply a materiality test[3]);

•      Any director who has conflicting or cross-directorships with executive directors or the chairman of the company;

•      Relative[1] of a current or former executive of the company or its affiliates;

21 In Japan, an Advisor may vote FOR individual director(s) where proxy research has identified no overriding concerns beyond the company’s failure of a quantitative capital efficiency (ROE) test applied by the proxy research firm.

22 See introductory information concerning proxies involving this issue and the supplementary actions the Advisor may take.

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•       A new appointee elected other than by a formal process through the General Meeting (such as a contractual appointment by a substantial shareholder);

•       Founder/co-founder/member of founding family but not currently an employee;

•       Former executive (5 year cooling off period);

•       Years of service will NOT be a determining factor unless it is recommended best practice in a market:

o      9 years (from the date of election) in the United Kingdom and Ireland;

o      12 years in European markets;

o      7 years in Russia.

Independent NED

•     Not classified as non-independent (see above);

•     No material[4] connection, either directly or indirectly, to the company other than a board seat.

Employee Representative

•     Represents employees or employee shareholders of the company (classified as “employee representative” but considered a non-independent NED).

Footnotes:

[1] “Relative” follows the SEV’s proposed definition of “immediate family members” which covers spouses, parents, children, step-parents, step-children, siblings, in-laws, and any person (other than a tenant or employee) sharing the household of any director, nominee for director, executive officer, or significant shareholder of the company.

[2] Professional services can be characterized as advisory in nature and generally include the following: investment banking/financial advisory services; commercial banking (beyond deposit services); investment services; insurance services; accounting/audit services; consulting services; marketing services; and legal services. The case of participation in a banking syndicate by a non-lead bank should be considered a transaction (and hence subject to the associated materiality test) rather than a professional relationship.

[3] If the company makes or receives annual payments exceeding the greater of $200,000 or 5 percent of the recipient’s gross revenues. (The recipient is the party receiving the financial proceeds from the transaction.)

[4] For purposes of ISS’ director independence classification, “material” will be defined as a standard of relationship (financial, personal or otherwise) that a reasonable person might conclude could potentially influence one’s objectivity in the boardroom in a manner that would have a meaningful impact on an individual’s ability to satisfy requisite fiduciary standards on behalf of shareholders.

Contested Director Elections23

For shareholder nominees, the persuasive burden is on the nominee or the proposing shareholder to prove that they are better suited to serve on the board than management’s nominees. Serious consideration of shareholder nominees will be given only if there are clear and compelling reasons for the nominee to join the board. These nominees must also demonstrate a clear ability to contribute positively to board deliberations; some nominees may have hidden or narrow agendas and may unnecessarily contribute to divisiveness among directors.

The major decision factors are:

•	Company performance relative to its peers;
•	Strategy of the incumbents versus the dissidents;
•	Independence of directors/nominees;
•	Experience and skills of board candidates;
•	Governance profile of the company;
•	Evidence of management entrenchment;
•	Responsiveness to shareholders;
•	Whether a takeover offer has been rebuffed.

23 See introductory information concerning proxies involving this issue and the supplementary actions the Advisor may take.

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When analyzing a contested election of directors, an Advisor will generally focus on two central questions: (1) Have the proponents proved that board change is warranted? And if so, (2) Are the proponent board nominees likely to effect positive change (i.e., maximize long-term shareholder value)?

Voting on Directors for Egregious Actions

Under extraordinary circumstances, vote AGAINST or WITHHOLD from directors individually, on a committee, or the entire board, due to:

•	Material failures of governance, stewardship, risk oversight, or fiduciary responsibilities at the company;
•	Failure to replace management as appropriate; or
•	Egregious actions related to the director(s)’service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.[24]

Discharge of Board and Management

Vote FOR the discharge of directors, including members of the management board and/or supervisory board, unless there is reliable information about significant and compelling concerns that the board is not fulfilling its fiduciary duties warranted on a CASE-BY-CASE basis by:

•	A lack of oversight or actions by board members which invoke shareholder distrust related to malfeasance or poor supervision, such as operating in private or company interest rather than in shareholder interest
•	Any legal issues (e.g. civil/criminal) aiming to hold the board responsible for breach of trust in the past or related to currently alleged action yet to be confirmed (and not only in the fiscal year in question) such as price fixing, insider trading, bribery, fraud, and other illegal actions; or
•	Other egregious governance issues where shareholders will bring legal action against the company or its directors

For markets which do not routinely request discharge resolutions (e.g. common law countries or markets where discharge is not mandatory), analysts may voice concern in other appropriate agenda items, such as approval of the annual accounts or other relevant resolutions, to enable shareholders to express discontent with the board.

Director, Officer, and Auditor Indemnification and Liability Provisions

Vote proposals seeking indemnification and liability protection for directors and officers on a CASE-BY-CASE basis.

Vote AGAINST proposals to indemnify external auditors.

Board Structure

Vote FOR routine proposals to fix board size.

Vote AGAINST the introduction of classified boards and mandatory retirement ages for directors.

Vote AGAINST proposals to alter board structure or size in the context of a fight for control of the company or the board.

24 The Advisor may vote AGAINST or WITHHOLD from an individual director if the director also serves as a director for another company that has adopted a poison pill for any purpose other than protecting such other company’s net operating losses.

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3. CAPITAL STRUCTURE25

Share Issuance Requests

General Issuances

Vote FOR issuance authorities with pre-emptive rights to a maximum of 100 percent over currently issued capital and as long as the share issuance authorities’ periods are clearly disclosed (or implied by the application of a legal maximum duration) and in line with market-specific practices and/or recommended guidelines.

Vote FOR issuance authorities without pre-emptive rights to a maximum of 20 percent (or a lower limit if local market best practice recommendations provide) of currently issued capital as long as the share issuance authorities’ periods are clearly disclosed (or implied by the application of a legal maximum duration) and in line with market-specific practices and/or recommended guidelines.

25 See introductory information concerning proxies involving this issue and the supplementary actions the Advisor may take.

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Specific Issuances

Vote on a CASE-BY-CASE basis on all requests, with or without preemptive rights.

Increases in Authorized Capital

Vote FOR non-specific proposals to increase authorized capital up to 100 percent over the current authorization unless the increase would leave the company with less than 30 percent of its new authorization outstanding.

Vote FOR specific proposals to increase authorized capital to any amount, unless:

•	The specific purpose of the increase (such as a share-based acquisition or merger) does not meet ISS guidelines for the purpose being proposed; or
•	The increase would leave the company with less than 30 percent of its new authorization outstanding after adjusting for all proposed issuances.

Vote AGAINST proposals to adopt unlimited capital authorizations.

Reduction of Capital

Vote FOR proposals to reduce capital for routine accounting purposes unless the terms are unfavorable to shareholders.

Vote proposals to reduce capital in connection with corporate restructuring on a CASE-BY-CASE basis.

Capital Structures

Vote FOR resolutions that seek to maintain or convert to a one-share, one-vote capital structure.

Vote AGAINST requests for the creation or continuation of dual-class capital structures or the creation of new or additional super voting shares.

Preferred Stock

Vote FOR the creation of a new class of preferred stock or for issuances of preferred stock up to 50 percent of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders.

Vote FOR the creation/issuance of convertible preferred stock as long as the maximum number of common shares that could be issued upon conversion meets the guidelines on equity issuance requests.

Vote AGAINST the creation of a new class of preference shares that would carry superior voting rights to the common shares.

Vote AGAINST the creation of blank check preferred stock unless the board clearly states that the authorization will not be used to thwart a takeover bid.

Vote proposals to increase blank check preferred authorizations on a CASE-BY-CASE basis.

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Debt Issuance Requests

Vote non-convertible debt issuance requests on a CASE-BY-CASE basis, with or without preemptive rights.

Vote FOR the creation/issuance of convertible debt instruments as long as the maximum number of common shares that could be issued upon conversion meets the guidelines on equity issuance requests.

Vote FOR proposals to restructure existing debt arrangements unless the terms of the restructuring would adversely affect the rights of shareholders.

Pledging of Assets for Debt

Vote proposals to approve the pledging of assets for debt on a CASE-BY-CASE basis.

Increase in Borrowing Powers

Vote proposals to approve increases in a company’s borrowing powers on a CASE-BY-CASE basis.

Share Repurchase Plans

Generally vote FOR share repurchase programs/market authorities, provided that the proposal meets the following parameters:

•	Maximum Volume: 10 percent for market repurchase within any single authority and 10 percent of outstanding shares to be kept in treasury (“on the shelf”); and
•	Duration does not exceed 18 months.

Vote AGAINST any proposal where:

•	The repurchase can be used for takeover defenses;
•	There is clear evidence of abuse;
•	There is no safeguard against selective buybacks; and/or
•	Pricing provisions and safeguards are deemed to be unreasonable in light of market practice.

Share repurchase plans in excess of 10 percent volume in exceptional circumstances, such as one-off company specific events (e.g. capital re-structuring), will be assessed CASE-BY-CASE based on merits, which should be clearly disclosed in the annual report, provided that following conditions are met:

•	The overall balance of the proposed plan seems to be clearly in shareholders’ interests;
•	The plan still respects the 10 percent maximum of shares to be kept in treasury.

Reissuance of Repurchased Shares

Vote FOR requests to reissue any repurchased shares unless there is clear evidence of abuse of this authority in the past.

Capitalization of Reserves for Bonus Issues/Increase in Par Value

Vote FOR requests to capitalize reserves for bonus issues of shares or to increase par value.

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4. COMPENSATION26

Compensation Plans

Vote compensation plans on a CASE-BY-CASE basis consistent with the following principles:

•	Provide shareholders with clear, comprehensive compensation disclosures;
•	Maintain appropriate pay-for-performance alignment with emphasis on long-term shareholder value;
•	Avoid arrangements that risk “pay for failure;”
•	Maintain an independent and effective compensation committee;
•	Avoid inappropriate pay to non-executive directors.

Director Compensation

Vote FOR proposals to award cash fees to non-executive directors unless the amounts are excessive relative to other companies in the country or industry.

Vote non-executive director compensation proposals that include both cash and share-based components on a CASE-BY-CASE basis.

Vote proposals that bundle compensation for both non-executive and executive directors into a single resolution on a CASE-BY-CASE basis.

Vote AGAINST proposals to introduce retirement benefits for non-executive directors.

5. OTHER ITEMS

Reorganizations/Restructurings

Vote reorganizations and restructurings on a CASE-BY-CASE basis.

Mergers and Acquisitions

Vote CASE-BY-CASE on mergers and acquisitions taking into account the following:

Review and evaluate the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

•	Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? An Advisor places emphasis on the offer premium, market reaction, and strategic rationale.

•	Market reaction - How has the market responded to the proposed deal? Strategic rationale - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not

26 See introductory information concerning proxies involving this issue and the supplementary actions an Advisor may take.

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be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.

•	Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders or have special interests influenced directors and officers to support or recommend the merger?

•	Governance - Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

Vote AGAINST if the companies do not provide sufficient information upon request to allow shareholders to make an informed voting decision.

Mandatory Takeover Bid Waivers

Vote proposals to waive mandatory takeover bid requirements on a CASE-BY-CASE basis.

Reincorporation Proposals

Vote reincorporation proposals on a CASE-BY-CASE basis.

Expansion of Business Activities

Vote FOR resolutions to expand business activities unless the new business takes the company into risky areas.

Related-Party Transactions

Vote related-party transactions on a CASE-BY-CASE basis.

Antitakeover Mechanisms

Vote AGAINST all antitakeover proposals unless they are structured in such a way that they give shareholders the ultimate decision on any proposal or offer.

Shareholder Proposals

Vote all shareholder proposals on a CASE-BY-CASE basis.

Vote FOR proposals that would improve the company’s corporate governance or business profile at a reasonable cost.

Vote AGAINST proposals that limit the company’s business activities or capabilities or result in significant costs being incurred with little or no benefit.

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Corporate Social Responsibility (CSR) Issues

Generally vote FOR the management’s recommendation on shareholder proposals involving CSR Issues. When evaluating social and environmental shareholder proposals, an Advisor considers the most important factor to be whether adoption of the proposal is likely to enhance or protect shareholder value.

An Advisor will communicate directly with a company when it believes a CSR issue may have economic ramifications for the shareholders. If a company is unresponsive to the concerns raised, an Advisor will reinforce board accountability by voting against or withholding from directors individually, committee members, or the entire board.

Environmentally Screened Portfolios

With respect to environmentally screened portfolios, the Advisor will generally vote on shareholder proposals involving environmental issues in accordance with the following guidelines:

Generally vote CASE-BY-CASE, taking into consideration whether implementation of the proposal is likely to enhance or protect shareholder value, and in addition the following will also be considered:

•	If the issues presented in the proposal are more appropriately or effectively dealt with through legislation or government regulation;
•	If the company has already responded in an appropriate and sufficient manner to the issue(s) raised in the proposal;
•	Whether the proposal’s request is unduly burdensome (scope, or timeframe) or overly prescriptive;
•	The company’s approach compared with any industry standard practices for addressing the issue(s) raised by the proposal;
•	If the proposal requests increased disclosure or greater transparency, whether or not reasonable and sufficient information is currently available to shareholders from the company or from other publicly available sources; and
•	If the proposal requests increased disclosure or greater transparency, whether or not implementation would reveal proprietary or confidential information that could place the company at a competitive disadvantage.

Generally vote FOR resolutions requesting that a company disclose information on the risks related to climate change on its operations and investments, such as financial, physical, or regulatory risks, considering:

•	Whether the company already provides current, publicly-available information on the impact that climate change may have on the company as well as associated company policies and procedures to address related risks and/or opportunities;
•	The company’s level of disclosure is at least comparable to that of industry peers; and
•	There are no significant controversies, fines, penalties, or litigation associated with the company’s environmental performance.

Generally vote FOR proposals requesting a report on GHG emissions from company operations and/or products and operations, unless:

•	The company already discloses current, publicly-available information on the impacts that GHG emissions may have on the company as well as associated company policies and procedures to address related risks and/or opportunities;
•	The company’s level of disclosure is comparable to that of industry peers; and

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•	There are no significant, controversies, fines, penalties, or litigation associated with the company’s GHG emissions.

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Vote CASE-BY-CASE on proposals that call for the adoption of GHG reduction goals from products and operations, taking into account:

•	Whether the company provides disclosure of year-over-year GHG emissions performance data;
•	Whether company disclosure lags behind industry peers;
•	The company’s actual GHG emissions performance;
•	The company’s current GHG emission policies, oversight mechanisms, and related initiatives; and
•	Whether the company has been the subject of recent, significant violations, fines, litigation, or controversy related to GHG emissions.

Country of Incorporation vs. Country of Listing-Application of Policy

In general, country of incorporation will be the basis for policy application. US policies will be applied to the extent possible to issuers that file DEF 14As, 10-K annual and 10-Q quarterly reports and are thus considered domestic issuers by the U.S. Securities and Exchange Commission (SEC).

Foreign Private Issuers Listed on U.S. Exchanges

Companies that are incorporated outside of the U.S. and listed solely on U.S. exchanges, where they qualify as Foreign Private Issuers (FPIs), will be subject to the following policy:

Vote AGAINST (or WITHHOLD from) non-independent director nominees at companies which fail to meet the following criteria: a majority-independent board, and the presence of an audit, a compensation, and a nomination committee, each of which is entirely composed of independent directors.

Where the design and disclosure levels of equity compensation plans are comparable to those seen at U.S. companies, U.S. compensation policy will be used to evaluate the compensation plan proposals. In all other cases, equity compensation plans will be evaluated according to the US Proxy Voting Guidelines.

All other voting items will be evaluated using the International Proxy Voting Guidelines.

FPIs are defined as companies whose business is administered principally outside the U.S., with more than 50 percent of assets located outside the U.S.; a majority of whose directors/officers are not U.S. citizens or residents; and a majority of whose outstanding voting shares are held by non-residents of the U.S.

B-52

US_360.29

ADDRESSES

OLD WESTBURY FUNDS, INC.

760 Moore Road

King of Prussia, Pennsylvania 19406

Underwriter

FORESIDE FUNDS DISTRIBUTORS LLC

400 Berwyn Park

899 Cassatt Rd., Suite 110

Berwyn, Pennsylvania 19312

Adviser

BESSEMER INVESTMENT MANAGEMENT LLC

630 Fifth Avenue

New York, New York 10111

Sub-Advisers

DIMENSIONAL FUND ADVISORS LP

(SUB-ADVISER TO THE SMALL & MID CAP STRATEGIES FUND)

6300 Bee Cave Road, Building One
Austin, Texas 78746

CHAMPLAIN INVESTMENT PARTNERS, LLC

(SUB-ADVISER TO THE SMALL & MID CAP STRATEGIES FUND)

180 Battery Street

Burlington, Vermont 05401

BLACKROCK FINANCIAL MANAGEMENT, INC.

(SUB-ADVISER TO THE STRATEGIC OPPORTUNITIES FUND)

55 East 52nd Street

New York, New York 10022

SANDS CAPITAL MANAGEMENT, LLC

(SUB-ADVISER TO THE LARGE CAP STRATEGIES FUND)

1000 Wilson Boulevard, Suite 3000

Arlington, Virginia 22209

MUZINICH & CO., INC.

(SUB-ADVISER TO THE STRATEGIC OPPORTUNITIES FUND)

450 Park Avenue

New York, New York 10022

HARDING LOEVNER LP

(SUB-ADVISER TO THE LARGE CAP STRATEGIES FUND)

400 Crossing Boulevard
Bridgewater, New Jersey 08807

MARTINGALE ASSET MANAGEMENT L.P.

(SUB-ADVISER TO THE SMALL & MID CAP STRATEGIES FUND)

888 Boylston Street, Suite 1400

Boston, Massachusetts 02199

BAILLIE GIFFORD OVERSEAS LIMITED

(SUB-ADVISER TO THE SMALL & MID CAP STRATEGIES FUND)

Calton Square, 1 Greenside Row

Edinburgh, EH1 3AN, Scotland

POLUNIN CAPITAL PARTNERS LIMITED

(SUB-ADVISER TO THE SMALL & MID CAP STRATEGIES FUND)

10 Cavalry Square

London, SW3 4RB, United Kingdom

ACADIAN ASSET MANAGEMENT LLC

(SUB-ADVISER TO THE SMALL & MID CAP STRATEGIES FUND)

260 Franklin Street

Boston, MA, 02110

Custodians

BESSEMER TRUST COMPANY

100 Woodbridge Center Drive
Woodbridge, New Jersey 07095

CITIBANK, N.A.

111 Wall Street

New York, New York 10005

Fund Administrator & Accountant

THE BANK OF NEW YORK MELLON

760 Moore Road

King of Prussia, Pennsylvania 19406

Transfer Agent

BNY MELLON INVESTMENT SERVICING (US) INC.

760 Moore Road

King of Prussia, Pennsylvania 19406

Independent Registered Public Accounting Firm

ERNST & YOUNG LLP

5 Times Square

New York, New York 10036

Fund Counsel

DECHERT LLP

1900 K Street, NW
Washington, DC 20006

Counsel to the Independent Directors

SCHIFF HARDIN LLP

666 Fifth Avenue, Suite 1700
New York, New York 10103